1933 Act Registration No. 333-
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [ ] Post-Effective
                           Amendment No.       Amendment No.

                             EVERGREEN EQUITY TRUST
                       (Evergreen Growth and Income Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006


        It is proposed that this filing will become effective on January 19, 2005, pursuant to Rule 488.

                             EVERGREEN EQUITY TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                            EVERGREEN BLUE CHIP FUND
                                 EVERGREEN FUND
                               200 Berkeley Street
                              Boston, MA 02116-5034
February 18, 2005

Dear Shareholder,

         As a shareholder of Evergreen Blue Chip Fund ("Blue Chip Fund") or Evergreen Fund, you are invited to vote on a proposal to merge Blue Chip Fund or Evergreen Fund into Evergreen Growth and Income Fund ("Growth and Income Fund"), another mutual fund within the Evergreen family of funds (each a "Merger"). The Board of Trustees of Evergreen Equity Trust has approved the Mergers and recommends that you vote FOR the applicable proposals.

     If approved by shareholders, this is how each Merger will work:

o Your Fund will transfer its assets and identified liabilities to Growth and Income Fund. o Growth and Income Fund will issue new shares that will be distributed to you in an amount equal to the value of Blue Chip Fund or Evergreen Fund shares. You will receive Class A, Class B, Class C or Class I shares of Growth and Income Fund, depending on the class of shares you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the applicable Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Mergers. o Each Merger is intended to be a non-taxable event for shareholders for federal income tax purposes.

    Upon approval and completion of the Merger, Growth and Income Fund will change its name to Evergreen Fundamental Large Cap Fund and will change its objective from "seeks capital growth in the value of its shares and current income" to "seeks capital growth with the potential for current income."

    Details about Growth and Income Fund's investment goal, portfolio management team, performance, etc., along with additional information about the proposed Mergers, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

     Votes on the proposal will be cast at special meetings of Blue Chip Fund's and Evergreen Fund's shareholders to be held on April 1, 2005. Immediately following the Merger, Growth and Income Fund will change its name to Evergreen Fundamental Large Cap Fund. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage paid envelope provided, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

     If you have any questions about the proposal or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at [____________] (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If your Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. Georgeson Shareholder Communications Inc. has been retained to act as our proxy solicitor and will receive as compensation for seeking shareholder votes and answering shareholder questions an estimated amount of $[_______]. That cost and any other expenses of the Mergers will be paid by Evergreen Investment Management Company, LLC.

     Thank you for taking this matter seriously and participating in this important process.


                                   Sincerely,

                                   [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                   Dennis H. Ferro
                                   President and Chief Executive Officer
                                   Evergreen Investment Company, Inc.

                            EVERGREEN BLUE CHIP FUND

                                 EVERGREEN FUND

                               200 Berkeley Street

                        Boston, Massachusetts 02116-5034



                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                           TO BE HELD ON APRIL 1, 2005

          Special Meetings (each a "Meeting") of Shareholders of each of Evergreen Blue Chip Fund ("Blue Chip Fund") and Evergreen Fund, each a series of Evergreen Equity Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on April 1, 2005 at 2:00 p.m., Eastern time, and any adjournments thereof, for the following purposes:

1. To consider and act upon the applicable Agreements and Plan of Reorganization (each a "Plan") dated as of December 9, 2004, providing for the acquisition of all the assets of Blue Chip Fund or Evergreen Fund, as applicable, by Evergreen Growth and Income Fund ("Growth and Income Fund"), in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Blue Chip Fund or Evergreen Fund, as applicable. Each Plan also provides for distribution of those shares of Growth and Income Fund to shareholders of Blue Chip Fund or Evergreen Fund in liquidation and subsequent termination of Blue Chip Fund or Evergreen Fund, as applicable. A vote in favor of a Plan is a vote in favor of the liquidation and dissolution of Blue Chip Fund or Evergreen Fund, as applicable.

2. To transact any other business which may properly come before the Meetings or any adjournment or adjournments thereof.

         On behalf of Blue Chip Fund and Evergreen Fund, the Board of Trustees of Evergreen Equity Trust have fixed the close of business on January 14, 2005 as the record date for the determination of shareholders of Blue Chip Fund or Evergreen Fund entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                              By order of the Board of Trustees


                                               Michael H. Koonce
                                               Secretary




February 18, 2005

                                        3
                  INFORMATION RELATING TO THE PROPOSED MERGERS
                                       of
                            EVERGREEN BLUE CHIP FUND
                                       and
                                 EVERGREEN FUND
                                      into
                        EVERGREEN GROWTH AND INCOME FUND
                     each a series of Evergreen Equity Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed mergers (each a "Merger") of Blue Chip Fund or Evergreen Fund into Evergreen Growth and Income Fund ("Growth and Income Fund"). If approved, the Mergers will result in your receiving shares of Growth and Income Fund in exchange for shares of your Fund. The investment goals of each Fund is similar. Blue Chip Fund seeks capital growth with the potential for income. Evergreen Fund seeks long-term capital growth. Growth and Income Fund seeks capital growth in the value of its shares and current income. Effective on or about April 18, 2005, Growth and Income Fund will change its name to Evergreen Fundamental Large Cap Fund and the Fund's investment goal will be to seek capital growth with the potential for current income.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Mergers is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE



See:                                                                  How to get these documents:
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------

Prospectus for Classes A, B, C and I shares of Blue Chip Fund and     The Funds make all of these documents available to you free
Growth and Income Fund dated December 1, 2004 as supplemented         of charge if you:
December 9, 2004,which accompanies this prospectus/proxy statement.   o        Call ___.___.____, or
                                                                      o        Write the Funds at 200 Berkeley Street, Boston,
Prospectus for Classes A, B, C and I shares of Evergreen Fund, Massachusetts
02116-5034. dated February 1, 2004 as supplemented, July 1, 2004, August 9,
2004, October 1, 2004 and December 9, 2004, which accompanies this You can also obtain any of these documents for a fee from the prospectus/proxy statement. SEC if you:
                                                                      o        Call the SEC at 202.942.8090.
Statement of additional information for Blue Chip Fund and Growth
and Income Fund, dated December 1, 2004, which accompanies this       Or for free if you:
prospectus/proxy statement.                                           o        Go to the EDGAR Database on the SEC's Website
                                                                               (http://www.sec.gov).
Statement of additional information for Evergreen Fund dated
February 1, 2004, as supplemented July 1, 2004, July 7, 2004, and     To ask questions about this prospectus/proxy statement:
October 1, 2004.                                                      o        Call ___.___.____, or
                                                                      o        Write to the Funds at 200 Berkeley Street, Boston,
Semi-annual reports for Blue Chip Fund and Growth and Income Fund,             Massachusetts 02116-5034.
dated January 31, 2004.
                                                                      The Funds'SEC file numbers are as follows:

Semi-annual report for Evergreen Fund, dated March 31,                o        Blue Chip Fund, 811-08413 and 333-37453.
2004.                                                                 o        Growth and Income Fund, 811-08413 and 333-37453.
                                                                      o        Evergreen Fund, 811-08413 and 333-37453.
Annual reports for Blue Chip Fund and Growth and Income Fund, dated July 31,
2004.

Annual report for Evergreen Fund dated September 30, 2004.

Statement of additional information, dated February 18, 2005, which relates to this prospectus/proxy statement and the Mergers.

--------------------------------------------------------------------- --------------------------------------------------------------

     Information relating to each Fund contained in each Fund's annual reports, semi-annual reports, prospectuses and statements of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.


     The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


     The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.


     The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone:
1.800.343.2898).

               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 18, 2005



                                TABLE OF CONTENTS


SUMMARY...................................................................................................
     What are the key features of each Merger?............................................................
     After a Merger, what class of shares of Growth and Income Fund will I own?...........................
     How do the Funds' investment goals, principal investment strategies and risks compare?...............
     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?........................................................................
     How do the Funds' performance records compare?.......................................................
     Who will be the Investment Advisor and Portfolio Manager of my Fund after the applicable
     Merger? What will the advisory fee be after the applicable Merger?...................................
     What will be the primary federal income tax consequences of the Mergers?.............................
RISKS.....................................................................................................
     What are the primary risks of investing in each Fund?................................................
     Are there any other risks of investing in each Fund?.................................................

MERGER INFORMATION........................................................................................

     Reasons for the Mergers..............................................................................
     Agreements and Plan of Reorganization................................................................
     Federal Income Tax Consequences......................................................................
     Pro-forma Capitalization.............................................................................
     Distribution of Shares...............................................................................
     Purchase and Redemption Procedures...................................................................
     Exchange Privileges..................................................................................
     Dividend Policy......................................................................................
INFORMATION ON SHAREHOLDERS' RIGHTS.......................................................................
     Form of Organization.................................................................................
     Capitalization.......................................................................................
     Shareholder Liability................................................................................
     Shareholder Meetings and Voting Rights...............................................................
     Liquidation..........................................................................................
     Liability and Indemnification of Trustees............................................................
VOTING INFORMATION CONCERNING THE MEETINGS................................................................
     Shareholder Information..............................................................................
FINANCIAL STATEMENTS AND EXPERTS..........................................................................
LEGAL MATTERS.............................................................................................
ADDITIONAL INFORMATION....................................................................................
OTHER BUSINESS............................................................................................
INSTRUCTIONS FOR EXECUTING PROXY CARDS....................................................................
OTHER WAYS TO VOTE YOUR PROXY.............................................................................
EXHIBIT A.................................................................................................A-1
EXHIBIT B.................................................................................................B-1
EXHIBIT C.................................................................................................C-1


                                     SUMMARY



         This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund's prospectuses, annual reports, semi-annual reports, statements of additional information and in the Agreements and Plan of Reorganization (each a "Plan").

What are the key features of each Merger?

     Each Plan sets forth the key features of a Merger. For a complete description of the Mergers, see the Plans, attached as Exhibits A and Exhibit B to this prospectus/proxy statement. Each Plan generally provides for the following:

o the transfer of all of the assets of Blue Chip Fund or Evergreen Fund, as applicable, in exchange for shares of Growth and Income Fund.
o the assumption by Growth and Income Fund of the identified liabilities of Blue Chip Fund or Evergreen Fund, as applicable. (The identified liabilities consist only of those liabilities reflected on Blue Chip Fund's or Evergreen Fund's statement of assets and liabilities determined immediately preceding the applicable Merger.)
o the liquidation of Blue Chip Fund and Evergreen Fund, as applicable, by distributing the shares of Growth and Income Fund to shareholders of Blue Chip Fund or Evergreen Fund.
o Evergreen Investment Management Company, LLC will bear the cost of the Merger.
o the structuring of each Merger as a tax-free reorganization for federal income tax purposes.


     Each Merger is scheduled to take place on or about April 15, 2005. The Merger of each of Blue Chip Fund and Evergreen Fund into Growth and Income Fund will proceed individually once each receives shareholder approval.

After each Merger, what class of shares of Growth and Income Fund will I own?


--------------------------------------------------------------- ---------------------------------------------------------------
If you own this class of shares of Blue Chip Fund or            You will get this class of shares of Growth and Income Fund:
Evergreen Fund:
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class A                                                         Class A
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class B                                                         Class B
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class C                                                         Class C
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class I                                                         Class I
--------------------------------------------------------------- ---------------------------------------------------------------

         The new shares you receive will have the same total value as your Fund shares as of the close of business on the day immediately prior to the applicable Merger.

         The Board of Trustees (the "Trustees") of Evergreen Equity Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the respective Merger would be in the best interests of Blue Chip Fund and Evergreen Fund and their Fund's shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plans for the approval of shareholders of Blue Chip Fund's and Evergreen Fund's shareholders, as applicable. The Trustees of Evergreen Equity Trust have also approved the respective Plan on behalf of Growth and Income Fund.

How do the Funds' investment goals, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment goals and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:




------------------ ----------------------------------------- ---------------------------- ----------------------------
                   Blue Chip Fund                            Evergreen Fund               Growth and Income Fund
------------------ ----------------------------------------- ---------------------------- ----------------------------
------------------ ----------------------------------------- ---------------------------- ----------------------------
INVESTMENT GOALS   Seeks capital growth with the potential   Seeks long-term capital      Seeks capital growth in
                   for income.                               growth.                      the value of its shares
                                                                                          and current income.*
------------------ ----------------------------------------- ---------------------------- ----------------------------
------------------ ----------------------------------------- ---------------------------- ----------------------------
PRINCIPAL          o     Normally invests at least 80%        o    Invests primarily       o    Invests primarily
INVESTMENT               of its assets in "blue chip"              in common stocks of          in common stocks of
STRATEGIES               stocks whose market                       large U.S.                   medium sized and
                         capitalization falls within the           companies, whose             large U.S. companies
                         range of the S&P 500 Index.*              market                       whose market
                                                                   capitalizations fall         capitalizations
                   o     Seeks to maintain a weighted              within the range             falls within the
                         average market capitalization             tracked by the               range tracked by the
                         that falls within the range of            Russell 1000(R)Index,        Russell 1000(R)Index,
                         the S&P 500 Index.                        at the time of               at the time of
                                                                   purchase.                    purchase.

                   o     Invests up to 20% of its                                           o   Seeks to maintain
                         assets in other types of equity     o     Seeks to maintain            a weighted average
                         securities, various cash                  a weighted average           market
                         equivalents or represented by             market                       capitalization that
                         cash.                                     capitalization that          falls within the
                                                                   falls within the             range of the Russell
                   o     Investment decisions are based            range of the Russell         1000(R)Index.
                         primarily on fundamental analysis         1000(R)Index.            o   Employs a
                         to identify companies with                                             diversified style of
                         leading positions within their      o     Employs a                    equity management
                         industry, solid management and            diversified style of         that allows the Fund
                         strategies, and a trend of stable         equity management            to invest in both
                         or accelerating profits.                  that employs a blend         value- and
                                                                   between growth- and          growth-oriented
                   o     Employs a diversified style of            value-oriented               equity securities.
                         equity management that allows it          stocks.                  o   Selects companies
                         to invest in both growth- and                                          that are temporarily
                         value-oriented equity securities.   o     May invest in                undervalued in the
                                                                   preferred stocks and         marketplace, sell at
                   o     Although not a principal                  securities                   a discount to their
                         investment strategy, the Fund may         convertible into             private market
                         invest up to 20%  of its assets           common stocks.               values and display
                         in foreign securities.                                                 certain
                                                             o     The Fund does not            characteristics such
                                                                   invest in foreign            as earning a high
                                                                   securities.                  return on investment
                                                                                                and having some kind
                                                                                                of competitive
                    *    "Standard & Poor's," "S&P," "S&P                                       advantage.
                         500," "Standard & Poor's, 500"                                     o   Seeks additional
                         and "500" are trademarks of The                                        income primarily by
                         McGraw-Hill Companies, and have                                        investing up to 20%
                         been licensed for use by                                               of its assets in
                         Evergreen Investments Management                                       convertible bonds,
                         Company, LLC.  The product is not                                      including below
                         sponsored, endorsed, or promoted                                       investment grade
                         by Standard & Poor's and Standard                                      bonds, and
                         & Poor's makes no representation                                       convertible
                         regarding the advisability of                                          preferred stocks of
                         investing in the product.                                              any quality.

                                                                                              o May invest
                                                                                                up to 20%
                                                                                                of its
                                                                                                assets in
                                                                                                foreign securities.

------------------ ----------------------------------------- ---------------------------- ----------------------------

       *Note If the Merger is approved, Growth and Income Fund will change its name to Evergreen Fundamental Large Cap Fund and the Fund's investment goal will be to seek capital growth with the potential for current income.

         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.

         A portion of the securities held by Blue Chip Fund or Evergreen Fund may be disposed of in connection with the Mergers. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.


     The following table highlights the comparison between the Funds with respect to the risks associated with their investment goals and principal investment strategies as set forth in each Fund's prospectuses and statement of additional information.


----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Risk                    Explanation                                       Blue Chip Fund   Evergreen     Growth and
                                                                                           Fund          Income Fund
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Stock                   Market Risk When economic growth slows, or interest or
                        inflation rates increase, equity securities held by the
                        Funds tend to decline in value and may cause a decrease
                        in dividends paid by the Funds.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Market Capitalization   Investments primarily in one market
Risk                    capitalization category may decline in value if
                        that category falls out of favor.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Investment              Style Risk Certain styles such as growth or value may
                        fall out of favor causing securities held by the Funds
                        to decline.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Interest                Rate Risk Interest rate risk is triggered by the
                        tendency for the value of debt securities and certain
                        dividend paying stocks to fall when interest rates go
                        up.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Foreign Investment      Political turmoil, economic instability and
Risk                    currency exchange fluctuations could adversely
                        affect the value of foreign securities held by
                        the Funds.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Credit                  Risk The value of a debt security is directly affected
                        by the issuer's ability to repay principal and pay
                        interest on time.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Below-investment        Markets may react to unfavorable news about
Grade Bond Risk         issuers of below investment grade bonds,
                        causing sudden and steep declines in value and which may
                        result in a decreased liquidity of such bonds.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------

         For a detailed comparison of the Funds' risks, see the section entitled "Risks."

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectuses and statements of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges for the comparable classes of each Fund are the same. Each Fund offers four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Mergers. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see the sections entitled "Purchase and Redemption Procedures" and "Exchange Privileges."

         The following tables allow you to compare the sales charges and expenses of the Funds. The tables entitled "Growth and Income Fund Pro Forma" also show you what the expenses are estimated to be assuming any or both of the Mergers take place. The difference in expenses for "Growth and Income Fund Pro Forma" from the information presented below should either of the proposed Mergers proceed alone is estimated to be .03% or less.

         Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------     ----------------------------------------------------------
Blue Chip Fund                                                          Evergreen Fund
-------------------------------------------------------------------     ----------------------------------------------------------
---------------------- ----------- ----------- ---------- ---------     ----------------- ---------- ---------- ---------- -------
Shareholder            Class A     Class B     Class C    Class I       Shareholder       Class A    Class B    Class C    Class I
Transaction Expenses                                                    Transaction
                                                                        Expenses
Maximum deferred sales 5.75%(1)    None        None       None          Maximum deferred    5.75%(1)   None       None       None
charge imposed on purchases                                             sales charge imposed
(as a % of offering                                                     on purchases
price)                                                                  (as a % of
                                                                        offering price)

Maximum deferred       None(1)     5.00%       1.00%      None          Maximum           None(1)    5.00%      1.00%      None
sales charge (as a %                                                    deferred sales
of either the                                                           charge (as a %
redemption amount or                                                    of either the
initial investment                                                      redemption
whichever is lower)                                                     amount or
                                                                        initial
                                                                        investment
                                                                        whichever is
                                                                        lower)
---------------------- ----------- ----------- ---------- ---------     ----------------- ---------- ---------- ---------- ---------


------------------------------------------------------------------------------------
Growth and Income

------------------------------------------------------------------------------------
------------------------------------ ------------ ------------ ---------- ----------
Shareholder Transaction Expenses              Class A      Class B      Class C    Class I
Maximum deferred sales charge imposed on      5.75%(1)     None         None       None
purchases (as a % of offering
price)
Maximum deferred sales charge (as             None(1)      5.00%        1.00%      None
a % of either the redemption
amount or initial investment
whichever is lower)
------------------------------------ ------------ ------------ ---------- ----------


------------------------------------------------------------------------------------
Growth and Income Fund Pro Forma

------------------------------------------------------------------------------------
------------------------------------ ------------ ------------ ---------- ----------
Shareholder Transaction Expenses     Class A      Class B      Class C    Class I
Maximum deferred sales charge       5.75%(1)     None         None       None
imposed on purchases
(as a % of offering price)
Maximum deferred sales charge (as    None(1)      5.00%        1.00%      None
a % of either the redemption
amount or initial investment
whichever is lower)
------------------------------------ ------------ ------------ ---------- ----------


(1) Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year.

         Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------    -------------------------------------------------------
Blue Chip Fund (based on expenses for the fiscal year Evergreen Fund (based on expenses for the fiscal year ended July 31, 2004) ended September 30, 2003)
---------------------------------------------------------    -------------------------------------------------------
---------- -------------- -------- ---------- -----------    --------- ------------- -------- ---------- -----------
                                              Total                                                      Total
            Management    12b-1    Other      Fund                      Management   12b-1    Other      Fund
             Fees (1)      Fees    Expenses   Operating                  Fees (1)     Fees    Expenses   Operating
                                              Expenses                                                    Expenses
                                                 (2)
Class A        0.51%       0.30%     0.69%      1.50%        Class A      0.66%       0.30%     0.73%      1.69%
Class B        0.51%       1.00%     0.69%      2.20%        Class B      0.66%       1.00%     0.73%      2.39%
Class C        0.51%       1.00%     0.69%      2.20%        Class C      0.66%       1.00%     0.73%      2.39%
Class I       0.51 %       0.00%     0.69%      1.20%        Class I      0.66%       0.00%     0.73%      1.39%
---------- -------------- -------- ---------- -----------    --------- ------------- -------- ---------- -----------
--------------------------------------------------------------------------------------------------------------------

(1)  Restated to reflect current fees.
(2) The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 1.47% for Class A, 2.17% for Class B, 2.17% for Class C, and 1.17% for Class I.


-------------------------------------------------------------------------------
Growth and Income Fund (based on expenses for the fiscal year ended
July 31, 2004)
-------------------------------------------------------------------------------
-------------------------- -------------- -------- -------------- -------------

                                                                    Total Fund
                            Management    12b-1        Other        Operating
                        Fees(1) Fees Expenses Expenses(2)
Class A                        0.63%       0.30%       0.67%          1.60%
Class B                        0.63%       1.00%       0.67%          2.30%
Class C                        0.63%       1.00%       0.67%          2.30%
Class I                        0.63%       0.00%       0.67%          1.30%


(1)  Restated to reflect current fees.
(2) The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 1.57% for Class A, 2.27% for Class B, 2.27% for Class C, and 1.27% for Class I.

--------------------------------------------------------------------------------
                               Growth and Income Fund
                                      Pro Forma
 (based              on what the estimated combined expenses of Growth and
                     Income Fund would have been for the 12 months ended July
                     31, 2004)
--------------------------------------------------------------------------------------
                 ----------- ------------- --------- -------------- ----------------- ----------------
                                                                       Total Fund       Total Fund
                              Management   12b-1         Other         Operating         Operating
                               Fees(3)       Fees      Expenses         Expenses         Expenses
                                                                    (Before Waivers)      (After
                                                                                       Waivers) (4)
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 Class A        0.57%       0.30%        0.67%           1.54%             1.39%
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 Class B        0.57%       1.00%        0.67%           2.24%             2.09%
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 Class C        0.57%       1.00%        0.67%           2.24%             2.09%
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 ----------- ------------- --------- -------------- ----------------- ----------------
                 Class I        0.57%       0.00%        0.67%           1.24%             1.09%
                 ----------- ------------- --------- -------------- ----------------- ----------------

(3)  Restated to reflect current fees.

(4) The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of two years beginning in April 2005 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

         The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Blue Chip Fund or Evergreen Fund versus Growth and Income Fund, both before and after the applicable Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waivers or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses



---------------------------------------------------------------    ---------------------------------------------------------------
Blue Chip Fund                                                     Evergreen Fund
---------------------------------------------------------------    ---------------------------------------------------------------
---------- ---------------------------------- -----------------    -------- ----------------------------------- ------------------
             Assuming Redemption at End of      Assuming No                    Assuming Redemption at End of       Assuming No
                        Period                   Redemption                                Period                  Redemption
---------- ---------------------------------- -----------------    -------- ----------------------------------- ------------------
---------- -------- -------- -------- ------- -------- --------    --------           -------- ------- -------- -------- ---------
After:     Class A  Class B  Class C  Class   Class B  Class C     After:   Class A   Class B  Class   Class I  Class B  Class C
                                        I                                                        C
1 year     $719     $723     $323     $121    $223     $223        1 year   $737      $742     $342    $142     $242     $242
3 years    $1,022   $988     $688     $381    $688     $688        3 years  $1,077    $1,045   $745    $440     $745     $745
5 years    $1,346   $1,380   $1,180   $660    $1,180   $1.180      5 years  $1,440    $1,475   $1,275  $761     $1,275   $1,275
10 years   $2,263   $2,357   $2,534   $1,455  $2,357   $2,534      10       $2,458    $2,553   $2,726  $1,669   $2,553   $2,726
                                                                   years
---------- -------- -------- -------- ------- -------- --------    -------- --------- -------- ------- -------- -------- ---------


                     -------------------------------------------------------------------------------------
                                                    Growth and Income Fund

                     -------------------------------------------------------------------------------------
                     ------------------- ------------------------------------------- ---------------------
                                             Assuming Redemption at End of Period        Assuming No
                                                                                          Redemption
                     ------------------- ------------------------------------------- ---------------------
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------
                     After:              Class A     Class B    Class C    Class I   Class B    Class C
                     1 year                 $728       $733       $333       $132      $233       $233
                     3 years               $1,051     $1,018      $718       $412      $718       $718
                     5 years               $1,396     $1,430     $1,230      $713     $1,230     $1,230
                     10 years              $2,366     $2,461     $2,636     $1,568    $2,461     $2,636
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------


                     -------------------------------------------------------------------------------------
                                                    Growth and Income Fund
                                                          Pro Forma

                     -------------------------------------------------------------------------------------
                     ------------------- ------------------------------------------- ---------------------
                                             Assuming Redemption at End of Period        Assuming No
                                                                                          Redemption
                     ------------------- ------------------------------------------- ---------------------
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------
                     After:              Class A     Class B    Class C    Class I   Class B    Class C
                     1 year                 $708       $712       $312       $111      $212       $212
                     3 years               $1,005      $971       $671       $363      $671       $671
                     5 years               $1,339     $1,372     $1,172      $651     $1,172     $1,172
                     10 years              $2,279     $2,374     $2,551     $1,473    $2,374     $2,551
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------


How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The tables below show the percentage gain or loss for Blue Chip Fund's Class B shares, Evergreen Fund's, Class I shares and for Growth and Income Fund's Class I shares in each of the last ten calendar years. For each Fund the classes shown are the oldest class. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns for Blue Chip Fund's Class B shares would be lower if sales charges were included. Class I shares are not subject to any sales charges. The expenses of Growth and Income Fund's and Evergreen Fund's Class I shares are lower than the expenses of Blue Chip Fund's Class B shares due in part to the difference in the 12b-1 fees. The 12b-1 fees paid by Class B are 1.00% and Class I shares do not pay 12b-1 fees.


------------------------------------------------------------------------ ----- -----------------------------------------------------
                       Blue Chip Fund (Class B)                                                 Evergreen Fund (Class I)
------------------------------------------------------------------------ ----- -----------------------------------------------------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
5        `95     `96   `97    `98  `99   `00  `01    `02    `03   `04          `95   `96  `97   `98  `99   `00   `01   `02   `03  04
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
45%                                                                      45%
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
30%      31.93         30.52                                             30%   37.19      30.34

-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
20%                                27.17                    23.24        20%                                                 26.14
                 21.05
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
15%                           17.73                                      15%         17.55           16.05

-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
10%                                                                      10%
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
5%                                                                       5%                     7.23

-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
0                                                                        0
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-5%                                                                      -5%
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-10%                                     -12.33                          -10%                              -13.61

-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-15%                                          -17.44                     -15%                                    -18.55

-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-20%                                                 -23.01              -20%                                          -22.45

-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------
-30%
-------- ------- ----- ------ ---- ----- ---- ------ ------ ----- ------ ----- ----- ---- ----- ---- ----- ----- ----- ----- ------


--------------------
Best Quarter:        ___ Quarter ____    ____%              Best Quarter:     ____ Quarter ____       %
--------------------
Worst Quarter:       __ Quarter ____     ____%              Worst Quarter:    ____ Quarter ____       %



------------ ---------------------------------------------------------------------------------------
             Growth and Income Fund (Class I)
------------ ---------------------------------------------------------------------------------------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
             `95      `96      `97      `98       `99    `00      `01       `02     `03     04
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
45%
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
30%          32.94             31.25
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
25%                                                                                 29.46
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
20%                   23.82
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
15%
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
10%                                               14.54
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
5%                                      5.23
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
0
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
-5%                                                      -5.82
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
-10%                                                              -14.64
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
-15%                                                                        -16.75
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
-20%                                                                                        -
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
-25%

------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------
-30%

------------ -------- -------- -------- --------- ------ -------- --------- ------- ------- --------

Best Quarter:        ___ Quarter         ____%
Worst Quarter:       ___ Quarter         ____%


         The following tables lists each Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges, if any. The after-tax returns shown are for Class B of Blue Chip Fund, the Fund's oldest class, Class I of Evergreen Fund, the Fund's oldest class and for Class I of Growth and Income Fund, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare Blue Chip Fund's performance with the S&P 500(R) Index (S&P 500), Evergreen Fund's performance with the Russell 1000(R) Index and Growth and Income Fund's performance with the Russell 1000(R) Value Index. The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The Russell 1000(R) Index is an unmanaged market capitalization-weighted index measuring the performance of those 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 1000(R) Value Index is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2004)


-------------------------------------------------------------------- ---- ----------------------------------------------------------
Blue Chip Fund1                                                           Evergreen Fund2
--------------------------------------------------------------------      ----------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
                Inception     1 year   5 year  10 year  Performance                   Inception   1 year  5 year   10    Performance
                Date of                                 Since                         Date of                      year  since
                Class                                   9/11/1935                     Class                              10/15/1971
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- ------ --------- ----- ----------
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- ------ --------- ----- -----------
Class A         1/20/1998       %        -%       %     %                 Class A     1/3/1995       %        %        %          %
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
Class B         9/11/1935       %        %        %     %                 Class B     1/3/1995       %        %        %          %
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
Class B         9/11/1935       %        %        %     N/A               Class C     1/3/1995       %        %        %          %
--------------- ------------ --------- ------- -------- ------------ ---- ----------- ----------- -------- --------- ------- -------
--------------------------------------------------------------------      ----------- ----------- -------- --------- ------- -------
(after taxes on distributions)3                                           Class I     10/15/1971     %        %        %          %
--------------------------------------------------------------------      ----------- ----------- -------- --------- ------- -------
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
Class B         9/11/1935       %        %        %     N/A               Class I     10/15/1971     %        %        %         N/A
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
--------------------------------------------------------------------      ----------------------------------------------------------
(after taxes on distributions and sale of Fund shares)3                   (after taxes on distributions)3
--------------------------------------------------------------------      ----------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
Class C         1/22/1998       %        %        %     %                 Class I     10/15/1971     %        %        %         N/A
--------------- ------------ --------- ------- -------- ------------      ----------- ----------- -------- --------- ------- -------
--------------- ------------ --------- ------- -------- ------------      ----------------------------------------------------------
Class I         4/30/1999       %        %        %     %                 (after taxes on distributions and sale of Fund shares)3
--------------- ------------ --------- ------- -------- ------------      ----------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------      ------------ ---------- -------- --------- ------- -------
S&P 500                         %        %        %     N/A               Russell                    %        %        %         N/A
                                                                          1000
--------------- ------------ --------- ------- -------- ------------      ------------ ---------- -------- --------- ------- -------


     ------------------------------------------------------------------------------------------------------------
     Growth and Income Fund2
     ------------------------------------------------------------------------------------------------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
                          Inception Date         1 year           5 year       10 year       Performance Since
                          of Class                                                              10/15/1986
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Class A              1/3/1995                  %               %             %                  %
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Class B              1/3/1995                  %               %             %                  %
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Class C              1/3/1995                  %               %             %                  %
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Class I              10/15/1986                %               %             %                  %
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Class I              10.15.1986                %               %             %                 N/A
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     ------------------------------------------------------------------------------------------------------------
     (after taxes on distributions)3
     ------------------------------------------------------------------------------------------------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Class I              10/15/1986                %               %             %                 N/A
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     ------------------------------------------------------------------------------------------------------------
     (after taxes on distributions and sale of Fund shares)3
     ------------------------------------------------------------------------------------------------------------
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------
     Russell 1000 Value                             %               %             %                  %
     -------------------- ----------------- ------------------ ------------- ------------- ----------------------

1 Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original share class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.
2 Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original share class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.
3 The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangement, such as 401(k) plans or IRAs.


         For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Growth and Income Fund is also contained in management's discussion of Growth and Income Fund's performance, attached as Exhibit C to this prospectus/proxy statement. This information also appears in Growth and Income Fund's most recent annual report.



Who will be the Investment Advisor and Portfolio Manager of my Fund after the Mergers? What will the advisory fee be after the Mergers?

Management of the Funds

         The overall management of each of Blue Chip Fund, Evergreen Fund and Growth and Income Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust (the "Trust").

Investment Advisor

         Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Blue Chip Fund, Evergreen Fund and Growth and Income Fund. Following are some key facts about EIMC:


    ----------------------------------------------------------------------------
    o Is a subsidiary of Wachovia Corporation, the ___ largest bank holding company in the United States based on total assets as of December 31, 2004.
    o Has been managing mutual funds and private accounts since 1932.
    o Manages over $_____ billion in assets of the Evergreen funds as of December 31, 2004. o Is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.
    ----------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of Growth and Income Fund is handled by:

o A team of portfolio management professionals from EIMC's Value Equity team, with team members responsible for various sectors.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Advisory Fees

         For its management and supervision of the daily business affairs of Growth and Income Fund, EIMC is entitled to receive an annual fee equal to:

    ----------------------------------------------------------------------------
    o 0.700% of the first $250 million of average daily net assets of the Fund;
    o 0.650% of the next $250 million of average daily net assets of the Fund; o 0.550% of the next $500 million of average daily net assets of the Fund; and
    o 0.500% of the average daily net assets of the Fund over $1 billion.
    ----------------------------------------------------------------------------

         For the fiscal year ended July 31, 2004, the aggregate advisory fee paid to EIMC by Growth and Income Fund was:

o        0.65% of the Fund's average daily net assets.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Legal Proceedings

         Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

         In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of, Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the Fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

         Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen Funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Fund shares, which could increase Fund transaction costs or operating expenses, or have other adverse consequences on the Funds.

What will be the primary federal income tax consequences of the Mergers?

         Prior to or at the time of the Mergers, Blue Chip Fund, Evergreen Fund and Growth and Income Fund will have received an opinion from Sullivan & Worcester LLP that the Mergers have been structured so that no gain or loss will be recognized by Blue Chip Fund or Evergreen Fund or their shareholders for federal income tax purposes as a result of receiving Growth and Income Fund shares in connection with the Mergers, as applicable. The holding period and aggregate tax basis of shares of Growth and Income Fund that are received by a Blue Chip Fund or Evergreen Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Blue Chip Fund or Evergreen Fund previously held by such shareholder, provided that shares of Blue Chip Fund or Evergreen Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Blue Chip Fund or Evergreen Fund in the hands of Growth and Income Fund as a result of the Mergers will be the same as they were in the hands of Blue Chip Fund or Evergreen Fund immediately prior to the Mergers. No gain or loss will be recognized by Growth and Income Fund upon the receipt of the assets of Blue Chip Fund or Evergreen Fund in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of Blue Chip Fund's and Evergreen Fund's identified liabilities.

                                      RISKS

What are the primary risks of investing in each Fund?

         An investment in each Fund is subject to certain risks. The risk factors for the Funds are similar due to the similarity of the Funds' investment goals and policies. There is no assurance that investment performance of any Fund will be positive or that the Funds will meet their investment goals. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.


---------------------------------------- --------------------------------------- -----------------------------------
            Blue Chip Fund                           Evergreen Fund                    Growth and Income Fund
---------------------------------------- --------------------------------------- -----------------------------------
--------------------------------------------------------------------------------------------------------------------

                   Each Fund is subject to Stock Market Risk.
                                 Each Fund invests primarily in equity
securities.

--------------------------------------------------------------------------------------------------------------------

         Each Fund's value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, the value of, dividend yield and total return on a shareholder's investment in a Fund could decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

---------------------------------------- --------------------------------------- -----------------------------------
            Blue Chip Fund                           Evergreen Fund                    Growth and Income Fund
---------------------------------------- --------------------------------------- -----------------------------------
--------------------------------------------------------------------------------------------------------------------

                                Each Fund is subject to Market Capitalization
               Risk. Blue Chip Fund and Evergreen Fund invest primarily in large capitalization companies.
           Growth and Income Fund invests primarily in the stock of large and mid-sized U.S. companies.

--------------------------------------------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.


---------------------------------------- --------------------------------------- -------------------------------------
            Blue Chip Fund                           Evergreen Fund                     Growth and Income Fund
---------------------------------------- --------------------------------------- -------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                   Each Fund is subject to Investment Style Risk.
                              Each Fund invests in a blend of value- and growth-oriented stocks.

----------------------------------------------------------------------------------------------------------------------

         Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A
Fund may outperform or underperform other funds that employ a different style. A
Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.


---------------------------------------- --------------------------------------- -------------------------------------
            Blue Chip Fund                           Evergreen Fund                     Growth and Income Fund
---------------------------------------- --------------------------------------- -------------------------------------
---------------------------------------- --------------------------------------- -------------------------------------

o         Is generally NOT subject to    o          Is NOT subject to Foreign    o           Is subject to Foreign
            Foreign Investment Risk.                    Investment Risk.                       Investment Risk.
     Although not a principal                 Evergreen Fund does not invest      Growth and Income Fund may invest
     investment strategy, Blue Chip           in foreign securities.              up to 20% of its assets in foreign
     Fund has the ability to invest up                                                       securities.
     to 20% in foreign securities.

---------------------------------------- --------------------------------------- -------------------------------------


         Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers.
For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S.
dollar value of securities denominated in that currency. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S.
markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs
(including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.


---------------------------------------- --------------------------------------- ----------------------------------------
            Blue Chip Fund                           Evergreen Fund                      Growth and Income Fund
---------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------- --------------------------------------- ----------------------------------------

o          Is NOT subject to Interest    o         Is NOT subject to Interest    o        Is subject to Interest Rate
                   Rate Risk.                              Rate Risk.                     Risk.
                                                                                  Growth and Income Fund may invest up
                                                                                   to 20% of its assets in convertible
                                                                                 bonds and convertible preferred stocks.

---------------------------------------- --------------------------------------- ----------------------------------------


         When interest rates go up, the value of debt securities tend to fall.
Since the Fund invests a portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

---------------------------------------- --------------------------------------- ----------------------------------------
            Blue Chip Fund                           Evergreen Fund                      Growth and Income Fund
---------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------- --------------------------------------- ----------------------------------------

o        Is NOT subject to Credit Risk.  o          Is NOT subject to Credit     o        Is subject to Credit Risk.
                                                              Risk.               Growth and Income Fund may invest up
                                                                                   to 20% of its assets in convertible
                                                                                    bonds, including below investment
                                                                                 grade bonds, and convertible preferred
                                                                                         stocks of any quality.

---------------------------------------- --------------------------------------- ----------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invest in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.


---------------------------------------- --------------------------------------- ----------------------------------------
            Blue Chip Fund                           Evergreen Fund                      Growth and Income Fund
---------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------- --------------------------------------- ----------------------------------------
                                                                                 o        Is subject to
o              Is NOT subject to         o         Is NOT subject to                      Below-Investment Grade Bond
          Below-Investment Grade Bond              Below-Investment Grade Bond            Risk.
                     Risk.                         Risk.

                                                                                          Growth and Income Fund
                                                                                           may invest up to
                                                                                           20% of its assets
                                                                                           in below
                                                                                          investment grade bonds.

---------------------------------------- --------------------------------------- ----------------------------------------

         Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds. In addition, since Growth and Income Fund may invest in below investment grade bonds, the Fund is also more susceptible to interest rate risk and credit risk.

Are there any other risks of investing in each Fund?

         Each Fund may invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of the derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.


       The Funds generally do not take portfolio turnover into account when making investment decisions, but the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year. When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Funds and its shareholders. This can also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.


                               MERGER INFORMATION

Reasons for the Merger

         At a Board of Trustees meeting held on December 8 and 9, 2004, all of the Trustees of Evergreen Equity Trust, including the Independent Trustees, considered and approved the Mergers; they determined that each Merger was in the best interests of shareholders of each of Blue Chip Fund, Evergreen Fund and Growth and Income Fund and that the interests of existing shareholders of each of Blue Chip Fund, Evergreen Fund Growth and Income Fund would not be diluted as a result of the transactions contemplated by each Merger.

         Before approving the Plans, the Trustees reviewed information materials about the Funds and the proposed Mergers. These materials set forth a comparison of various factors, such as the relative size of Growth and Income Fund compared to Blue Chip Fund and Evergreen Fund as well as the similarity of the Funds' investment goals and principal investment strategies, and specific portfolio characteristics including median market capitalization of the securities currently held by the Funds and the style of equity management. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining the Funds. As of October 8, 2004, Growth and Income Fund's total net assets were approximately $829.1 million and Blue Chip Fund's total net assets were approximately $361.9 million. As of October 8, 2004, Evergreen Fund's total net assets were approximately $429.3 million. By merging into Growth and Income Fund, shareholders of Blue Chip Fund and Evergreen Fund would have the benefit of a larger fund with similar investment goals and policies, and greater investment flexibility.

         The Trustees also considered the relative performance of the Funds. They noted that the performance for Blue Chip Fund and Evergreen Fund has been lower than the performance for Growth and Income Fund in the past three-, five- and ten-year periods ended September 30, 2004, the performance for the one-year periods ended that same date has been higher for Growth and Income Fund than for Blue Chip Fund and Evergreen Fund. For the one-year period ended on that date, the average annual total return for Class I shares of Blue Chip Fund was 10.45% and Evergreen Fund shares was 11.98% while the average annual return for Class I shares of Growth and Income Fund was 13.31%. For the three- and five-year periods ended that same date, the average annual total return for the Class I shares of Blue Chip Fund was 1.48% and -3.42%, respectively, while the total return for Class I shares of Evergreen Fund was 1.75% and -4.58%, respectively. The total return for Class I of Growth and Income Fund was 6.99% and 0.15%, respectively.

         The Trustees also considered the relative expenses of the Funds for Blue Chip Fund, Growth and Income Fund and Evergreen Fund. They noted that the total expense ratio of Blue Chip Fund is lower than that of Growth and Income and the expense ratio of Evergreen Fund is higher than that of Growth and Income Fund. Shareholders of Growth and Income Fund will have the advantage of lower expenses if either or both Mergers take place. However, the Trustees noted that if the Mergers takes place, EIMC has agreed to waive the management fee and/or reimburse expenses for a period of two years in order to maintain the expense ratio of Growth and Income Fund at 1.09%.

         In addition, assuming that an alternative to each Merger would be for Blue Chip Fund or Evergreen Fund maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

         In addition, the Trustees, including the Independent Trustees, considered among other things:

o  the terms and conditions of each Merger;

o the fact that EIMC will bear the expenses incurred by Blue Chip Fund, Evergreen Fund and Growth and Income Fund in connection with the applicable Merger;

o the fact that Growth and Income Fund will assume the identified liabilities of Blue Chip Fund and Evergreen Fund;

o the fact that each Merger is expected to be tax-free for federal income tax purposes;

o the relative tax situations of Blue Chip Fund, Evergreen Fund and Growth and Income Fund including realized and unrealized gains and losses; and

o alternatives available to shareholders of Blue Chip Fund and Evergreen Fund, including the ability to redeem their shares.

         During their consideration of each Merger, the Trustees met with Fund counsel, and the Independent Trustees met with counsel to the Independent Trustees, regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Mergers would be in the best interests of Blue Chip Fund and Evergreen Fund and its shareholders, as applicable.

         The Trustees of Evergreen Equity Trust also approved each Merger on behalf of Growth and Income Fund.

Agreements and Plan of Reorganization

         The following summary is qualified in its entirety by reference to each Plan (Exhibit A and B hereto).

         Each Plan provides that Growth and Income Fund will acquire all of the assets of Blue Chip Fund or Evergreen Fund in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Blue Chip Fund on or about April 15, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Blue Chip Fund and Evergreen Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Growth and Income Fund will not assume any liabilities or obligations of Blue Chip Fund or Evergreen Fund other than those reflected in an unaudited statement of assets and liabilities of prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m.
Eastern time, on the business day immediately prior to the Closing Date the "Valuation Time").

         The number of full and fractional shares of each class of Growth and Income Fund to be received by the shareholders of Blue Chip Fund and Evergreen Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of Blue Chip Fund and Evergreen Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Blue Chip Fund and Evergreen Fund by the net asset value per share of the respective class of shares of Growth and Income Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Growth and Income Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Blue Chip Fund and Evergreen Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Blue Chip Fund and Evergreen Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Growth and Income Fund received by Blue Chip Fund and Evergreen Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Blue Chip Fund's and Evergreen Fund's shareholders on Growth and Income Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Growth and Income Fund due to the Fund's shareholders. All issued and outstanding shares of Blue Chip Fund and Evergreen Fund, including those represented by certificates, will be canceled. The shares of Growth and Income Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Blue Chip Fund and Evergreen Fund will be terminated.

         The consummation of each Merger is subject to the conditions set forth in each Plan, including approval by Blue Chip Fund's and Evergreen Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Blue Chip Fund's and Evergreen Fund's shareholders, each Plan may be terminated (a) by the mutual agreement of Blue Chip Fund or Evergreen Fund, as applicable, and Growth and Income Fund; or (b) at or prior to the Closing Date by either party
(i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not each Merger is consummated, EIMC will pay the expenses incurred by Blue Chip Fund, Evergreen Fund and Growth and Income Fund in connection with each Merger (including the cost of any proxy-soliciting agent). No portion of the expenses, except portfolio transaction costs incurred in disposing of securities, will be borne directly or indirectly by Blue Chip Fund, Evergreen Fund or Growth and Income Fund or their respective shareholders.

         If Blue Chip Fund or Evergreen Fund shareholders do not approve the applicable Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         Each Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the applicable Merger, Blue Chip Fund or Evergreen Fund and Growth and Income Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of each Merger:

          (1) The transfer of all of the assets of Blue Chip Fund or Evergreen Fund solely in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Blue Chip Fund or Evergreen Fund, as applicable, followed by the distribution of Growth and Income Fund's shares to the shareholders of Blue Chip Fund or Evergreen Fund, as applicable, in liquidation of Blue Chip Fund or Evergreen Fund, respectively, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Growth and Income Fund, Blue Chip Fund or Evergreen Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Growth and Income Fund upon the receipt of the assets of Blue Chip Fund or Evergreen Fund, as applicable, solely in exchange for the shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Blue Chip Fund or Evergreen Fund, as applicable;

         (3) No gain or loss will be recognized by Blue Chip Fund or Evergreen Fund, as applicable on the transfer of its assets to Growth and Income Fund in exchange for Growth and Income Fund's shares and the assumption by Growth and Income Fund of the identified liabilities of Blue Chip Fund or Evergreen Fund or upon the distribution (whether actual or constructive) of Growth and Income Fund's shares to Blue Chip Fund's or Evergreen Fund's, shareholders, as applicable, in exchange for their shares of Blue Chip Fund or Evergreen Fund;

         (4) No gain or loss will be recognized by Blue Chip Fund's or Evergreen Fund's shareholders, as applicable, upon the exchange of their shares of Blue Chip Fund or Evergreen Fund, as applicable for shares of Growth and Income Fund in liquidation of Blue Chip Fund or Evergreen Fund;

         (5) The aggregate tax basis of the shares of Growth and Income Fund received by each shareholder of Blue Chip Fund or Evergreen Fund, as applicable, pursuant to the respective Merger will be the same as the aggregate tax basis of the shares of Blue Chip Fund or Evergreen Fund, as applicable, held by such shareholder immediately prior to the Merger, and the holding period of the shares of Growth and Income Fund received by each shareholder of Blue Chip Fund or Evergreen Fund, as applicable, will include the period during which the shares of Blue Chip Fund or Evergreen Fund exchanged therefore were held by such shareholder (provided that the shares of Blue Chip Fund and Evergreen Fund were held as a capital asset on the date of the applicable Merger); and

         (6) The tax basis of the assets of Blue Chip Fund or Evergreen Fund, as applicable, acquired by Growth and Income Fund will be the same as the tax basis of such assets to Blue Chip Fund or Evergreen Fund, as applicable, immediately prior to the respective Merger, and the holding period of such assets in the hands of Growth and Income Fund will include the period during which the assets were held by Blue Chip Fund or Evergreen Fund, as applicable.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Blue Chip Fund or Evergreen Fund, as applicable, would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Growth and Income Fund shares he or she received. Shareholders of Blue Chip Fund and Evergreen Fund should consult their tax advisors regarding the effect, if any, of the applicable proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of each proposed Merger, shareholders of Blue Chip Fund and Evergreen Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the applicable Merger.

         As of October 31, 2004, Blue Chip Fund, Evergreen Fund and Growth and Income Fund had capital loss carryforwards of approximately $195.7million, $158.3 million and $108.0 million, respectively. The utilization of these capital loss carryforwards by Growth and Income Fund following the Merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

         1) For Growth and Income Fund's taxable year that includes the date of the Merger, utilization of Blue Chip Fund's capital loss carryforward would be limited to approximately $4.5 million. For subsequent years, the limitation would be $15.3 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss carryforward will fully expire by July 31, 2010, at which time it will no longer be available to offset future gains.

         2) For Growth and Income Fund's taxable year that includes the date of the Merger, utilization of Evergreen Fund's capital loss carryforward would be limited to approximately $5.3 million. For subsequent years, the limitation would be $18.1 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss carryforward will fully expire by July 31, 2011, at which time it will no longer be available to offset future gains.

         3) For Growth and Income Fund's taxable year that includes the date of the Merger, utilization of Blue Chip Fund and Evergreen Fund capital loss carryforwards would be limited to Growth and Income Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Merger and the denominator which is 365.

         4) For Growth and Income Fund's taxable years ending after the date of the Merger, the capital loss carryforward may be used only to offset gains attributable to post-Merger appreciation of the combined assets and the pre-Merger appreciation attributable to the respective Fund whose capital loss carryforward is being utilized. This limitation expires five years after the date of the Merger.

         The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro Forma Capitalization

         The following table sets forth the capitalizations of Blue Chip Fund, Evergreen Fund and Growth and Income Fund as of July 31, 2004, and the capitalization of Growth and Income Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.10, 1.11, 1.11 and 1.09 for Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Blue Chip Fund; and an exchange ratio of approximately 0.56, 0.55, 0.55 and 0.56 for Class A, Class B, Class C and Class I shares of Growth and Income Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Evergreen Fund.

                Capitalization of Blue Chip Fund, Evergreen Fund,

                           Growth and Income Fund and Growth and Income Fund (Pro Forma)

-------------------------- --------------------------- ---------------------- ------------------ ------------------
                                 Blue Chip Fund           Evergreen Fund         Growth and      Growth and Income
                                                                                 Income Fund        (Pro Forma)

-------------------------- --------------------------- ---------------------- ------------------ ------------------
-------------------------- --------------------------- ---------------------- ------------------ ------------------
Net Assets
Class A                                  $185,257,118           $136,416,527       $364,223,900       $685,897,545
Class B                                  $173,194,574            $81,927,592       $272,326,071       $527,448,237
Class C                                    $9,321,776             $4,140,004       $115,868,395       $129,330,175
Class I                                    $3,569,513           $215,245,913        $83,204,913       $302,020,339
Total Net Assets                         $371,342,981           $437,730,036       $835,623,279     $1,644,696,296
-------------------------- --------------------------- ---------------------- ------------------ ------------------
-------------------------- --------------------------- ---------------------- ------------------ ------------------
Net Asset Value Per Share
Class A                                        $22.92                 $11.58             $20.85             $20.85
Class B                                        $21.81                 $10.80             $19.72             $19.72
-------------------------- --------------------------- ---------------------- ------------------ ------------------
Class C                                        $21.87                 $10.78             $19.72             $19.72
Class I                                        $23.03                 $11.93             $21.16             $21.16
-------------------------- --------------------------- ---------------------- ------------------ ------------------
-------------------------- --------------------------- ---------------------- ------------------ ------------------
Shares Outstanding
Class A                                     8,082,407             11,777,867         17,468,892        $32,896,915
Class B                                     7,941,163              7,583,261         13,808,908        $26,745,451
-------------------------- --------------------------- ---------------------- ------------------ ------------------
Class C                                       426,274                383,928          5,874,866         $6,557,418
Class I                                       155,018             18,049,095          3,932,105        $14,272,920
Total Shares Outstanding                   16,604,862             37,794,151         41,084,771         80,472,704
-------------------------- --------------------------- ---------------------- ------------------ ------------------


         The following table sets forth the capitalizations of Blue Chip Fund and Growth and Income Fund as of July 31, 2004 and the capitalization of Growth and Income Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.10, 1.11,1.11 and 1.09 for Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Blue Chip Fund.


                  Capitalization of Blue Chip Fund, Growth and
               Growth Fund and Growth and Income Fund (Pro Forma)


----------------------------------- -------------------- -------------------- ---------------------
                                      Blue Chip Fund      Growth and Income    Growth and Income
                                                                Fund                  Fund
                                                                                  (Pro Forma)
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Net Assets
Class A                                    $185,257,118         $364,223,900          $549,481,018
Class B                                    $173,194,574         $272,326,071          $445,520,645
Class C                                      $9,321,776         $115,868,395          $125,190,171
Class I                                      $3,569,513          $83,204,913           $86,774,426
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Total Net Assets                           $371,342,981         $835,623,279        $1,206,966,260
----------------------------------- -------------------- -------------------- ---------------------
Net Asset Value Per Share
Class A                                          $22.92               $20.85                $20.85
Class B                                          $21.81               $19.72                $19.72
Class C                                          $21.87               $19.72                $19.72
Class I                                          $23.03               $21.16                $21.16
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Shares Outstanding
Class A                                       8,082,407           17,468,892            26,354,157
Class B                                       7,941,163           13,808,908            22,591,135
Class C                                         426,274            5,874,866             6,347,507
Class I                                         155,018            3,932,105             4,100,793
Total Shares Outstanding                     16,604,862           41,084,771            59,393,592
----------------------------------- -------------------- -------------------- ---------------------


         The following table sets forth the capitalizations of Evergreen Fund and Growth and Income Fund as of July 31, 2004 and the capitalization of Growth and Income Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately, 0.56, 0.55, 0.55, and
     0.56 and for Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Evergreen Fund.


                               Capitalization of Evergreen Fund, Growth and Income Fund and

                       Growth and Income Fund (Pro Forma)


----------------------------------- -------------------- -------------------- ---------------------
                                      Evergreen Fund      Growth and Income    Growth and Income
                                                                Fund                  Fund
                                                                                  (Pro Forma)
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Net Assets
Class A                                    $136,416,527         $364,223,900          $500,640,427
Class B                                     $81,927,592         $272,326,071          $354,253,663
Class C                                      $4,140,004         $115,868,395          $120,008,399
Class I                                    $215,245,913          $83,204,913          $298,450,826
Total Net Assets                           $437,730,036         $835,623,279        $1,273,353,315
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Net Asset Value Per Share
Class A                                          $11.58               $20.85                $20.85
Class B                                          $10.80               $19.72                $19.72
Class C                                          $10.78               $19.72                $19.72
Class I                                          $11.93               $21.16                $21.16
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Shares Outstanding
Class A                                      11,777,867           17,468,892            24,011,650
Class B                                       7,583,261           13,808,908            17,963,223
Class C                                         383,928            5,874,866             6,084,777
----------------------------------- -------------------- -------------------- ---------------------
----------------------------------- -------------------- -------------------- ---------------------
Class I                                      18,049,095            3,932,105            14,104,232
Total Shares Outstanding                     37,794,151           41,084,771            62,163,882
----------------------------------- -------------------- -------------------- ---------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of each Merger.

Distribution of Shares

         Evergreen Investment Services, Inc. ("EIS"), acts as principal underwriter of the shares of Growth and Income Fund, Blue Chip Fund and Evergreen Fund. EIS distributes each Fund's shares directly or through broker-dealers, banks, or other financial intermediaries. Each Fund offers four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Mergers, Blue Chip Fund and Evergreen Fund shareholders will receive shares of Growth and Income Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Mergers will be effected at net asset value without the imposition of a sales charge, Blue Chip Fund or Evergreen Fund shareholders will receive Growth and Income Fund shares without paying any front-end sales charge or CDSC as a result of the Mergers. Growth and Income Fund Class B and Class C shares received by Blue Chip Fund or Evergreen Fund shareholders as a result of the Mergers will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Blue Chip Fund or Evergreen Fund shares and will be subject to the CDSC schedule applicable to Blue Chip Fund or Evergreen Fund shares on the date of the original purchase of such shares.

         The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Growth and Income Fund which will be received by Blue Chip Fund or Evergreen Fund shareholders in the Mergers. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

         Class A Shares. Class A shares may pay a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Balanced Fund. No front-end sales charge will be imposed on Class A shares of Balanced Fund received by Foundation Fund or Tax Strategic Foundation Fund shareholders as a result of the Merger.

         Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Foundation Fund or Tax Strategic Foundation Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Foundation Fund or Tax Strategic Foundation Fund were originally purchased.

         Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Foundation Fund or Tax Strategic Foundation Fund in connection with the Mergers will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

         Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Funds.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

         Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc. following the Mergers, Growth and Income Fund may make distribution-related and shareholder servicing-related payments with respect to Blue Chip Fund or Evergreen Fund shares sold prior to the Mergers.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

         No Rule 12b-1 plan has been adopted for the Class I shares of each Fund.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How to Buy Shares - Minimum Investments" in each Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment requirement of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

         Blue Chip Fund and Growth and Income Fund distributes its investment company taxable income quarterly. Evergreen Fund distributes its investment company taxable income annually. Each Fund distributes its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Mergers, shareholders of Blue Chip Fund and Evergreen Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Growth and Income Fund reinvested in shares of Growth and Income Fund. Shareholders of Blue Chip Fund and Evergreen Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Growth and Income Fund in cash after the Mergers, although they may, after the Mergers, elect to have such dividends and/or distributions reinvested in additional shares of Growth and Income Fund.

         Each of Growth and Income Fund, Blue Chip Fund and Evergreen Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Each Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as a "Declaration of Trust"), its Amended and Restated By-Laws, a Board of Trustees and applicable Delaware and federal law.

Capitalization

         The beneficial interests in Growth and Income Fund, Blue Chip Fund and Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Evergreen Equity Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

         Evergreen Equity Trust on behalf of Growth and Income Fund, Blue Chip Fund and Evergreen Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, Evergreen Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Equity Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Growth and Income Fund, Blue Chip Fund and Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

         In the event of the liquidation of Growth and Income Fund, Blue Chip Fund or Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Equity Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.



                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of Blue Chip Fund and Evergreen Fund in connection with a solicitation of proxies by the Trustees of Evergreen Equity Trust, to be used at the Special Meeting of Shareholders (the "Meetings") to be held at 2:00 p.m., Eastern time, April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Blue Chip Fund and Evergreen Fund on or about February 18, 2005. Only shareholders of record as of the close of business on January 14, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Mergers will require the affirmative vote of a majority (greater than 50%) of Blue Chip Fund or Evergreen Fund shares voted and entitled to vote at the Meetings, assuming a quorum (at least 25% of the Fund's shares entitled to vote) is present.

         In voting for the Mergers, all classes of Blue Chip Fund or Evergreen Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Blue Chip Fund or Evergreen Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meetings, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If Blue Chip Fund and Evergreen Fund shareholders do not vote to approve their respective Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve a Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if a Merger is consummated, shareholders will be free to redeem the shares of Growth and Income Fund which they receive in the transaction at their then-current net asset value. Shares of Blue Chip Fund and Evergreen Fund may be redeemed at any time prior to the consummation of the applicable Merger. Shareholders of Blue Chip Fund and Evergreen Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the applicable Merger or exchanging such shares in the applicable Merger.

         Blue Chip Fund and Evergreen Fund do not hold annual shareholder meetings. If a Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Growth and Income Fund are not being solicited by this prospectus/proxy statement and are not required to carry out each Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Blue Chip Fund and Evergreen Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of the Record Date, the following number of each class of shares of beneficial interest of Blue Chip Fund and Evergreen Fund was outstanding:

         ----------------------------------- -------------------------------------- -------------------------------
         Class of Shares                                Blue Chip Fund                      Evergreen Fund
         ----------------------------------- -------------------------------------- -------------------------------
         ----------------------------------- -------------------------------------- -------------------------------
         Class A
         Class B
         Class C
         Class I
         All Classes
         ----------------------------------- -------------------------------------- -------------------------------


         As of the Record Date, the officers and Trustees of Evergreen Equity
Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Blue Chip Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Blue Chip Fund's outstanding shares as of the Record Date:



----------------------------------- ------- ------------------- ------------------------------ -----------------------------
Name and Address                    Class     No. of Shares        Percentage of Shares of       Percentage of Shares of
                                                                     Class Before Merger            Class After Merger
----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------

         As of the Record Date, the officers and Trustees of Evergreen Equity
Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Evergreen Fund's outstanding shares as of the Record Date:



----------------------------------- ------- ------------------- ------------------------------ -----------------------------
Name and Address                    Class     No. of Shares        Percentage of Shares of       Percentage of Shares of
                                                                     Class Before Merger            Class After Merger
----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------

         As of the Record Date, the officers and Trustees of Evergreen Equity
Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Growth and Income Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Growth and Income Fund's outstanding shares as of the Record Date:



----------------------------------- ------- ------------------- ------------------------------ -----------------------------
Name and Address                    Class     No. of Shares        Percentage of Shares of       Percentage of Shares of
                                                                     Class Before Merger            Class After Merger
----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

----------------------------------- ------- ------------------- ------------------------------ -----------------------------

   THE TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMEND APPROVAL OF THE PLANS AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN
                         FAVOR OF APPROVAL OF THE PLANS



                        FINANCIAL STATEMENTS AND EXPERTS

         The annual reports of Growth and Income Fund and Blue Chip as of July 31, 2004 and Evergreen Fund as of September 30, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The semi-annual reports of Growth and Income Fund and Blue Chip Fund as of January 31, 2004 and Evergreen Fund as of March 31, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement.



                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Growth and Income Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.



                             ADDITIONAL INFORMATION

         Blue Chip Fund, Evergreen Fund and Growth and Income Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.



                                 OTHER BUSINESS

         The Trustees of Evergreen Equity Trust do not intend to present any other business at the Meetings. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



February 18, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:



     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee


     TRUST ACCOUNTS

     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                                 John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                                        John B. Smith,
                                                              Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.

           VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.


         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at _______________ (toll free).

                                   EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                                (EVERGREEN FUND)

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS FORM OF AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Growth and Income Fund series (the "Acquiring Fund"), and Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 15, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at September 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 2004 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at July 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since July 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                  EVERGREEN EQUITY TRUST ON BEHALF OF
                                  EVERGREEN FUND


                                  By:
                                  ---------------------------------------
                                  Name:    Michael Koonce
                                  Title:   Authorized Officer



                                 EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN GROWTH AND INCOME FUND


                                 By:
                                 ----------------------------------------
                                 Name:    Catherine F. Kennedy
                                 Title:   Authorized Officer

                                   EXHIBIT B

                 FORM OF AGREEMENT AND PLAN AND REORGANIZATION

                           (EVERGREEN BLUE CHIP FUND)

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS FORM OF AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January 2005, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Growth and Income Fund series (the "Acquiring Fund"), and Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Blue Chip Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 15, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at July 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since July 31, 2004 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at July 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since July 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                            EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN BLUE CHIP FUND


                            By:
                            ---------------------------------------
                            Name:    Michael Koonce
                            Title:   Authorized Officer



                            EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN GROWTH AND INCOME FUND


                             By:
                             --------------------------------------
                             Name:    Catherine F. Kennedy
                             Title:   Authorized Officer

                                   EXHIBIT C

            MD&A - EVERGREEN GROWTH AND INCOME FUND (JULY 31, 2004)

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of July 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                            Walter T. McCormick, CFA
                                Value Equity Team
                                  Lead Manager

                            CURRENT INVESTMENT STYLE

                                [GRAPHIC OMITTED]

                            Source: Morningstar, Inc.

      Morningstar's style box is based on a portfolio date as of 6/30/2004.

   The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                             PERFORMANCE AND RETURNS

                      Portfolio inception date: 10/15/1986

                            Class A    Class B    Class C     Class I
Class inception date       1/3/1995   1/3/1995   1/3/1995   10/15/1986
----------------------------------------------------------------------
Nasdaq symbol                EGIAX      EGIBX      EGICX       EVVTX
----------------------------------------------------------------------
Average annual return*
----------------------------------------------------------------------
1 year with sales charge     5.36%      5.97%      9.97%        N/A
----------------------------------------------------------------------
1 year w/o sales charge     11.78%     10.97%     10.97%      12.12%
----------------------------------------------------------------------
5 year                      -2.70%     -2.57%     -2.28%      -1.29%
----------------------------------------------------------------------
10 year                      7.36%      7.25%      7.25%       8.26%
----------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                LONG-TERM GROWTH

                                [GRAPHIC OMITTED]

Comparison of a $10,000 investment in Evergreen Growth and Income Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

The fund's Class A shares returned 11.78% for the twelve-month period ended July 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Russell 1000 Value Index ("Russell 1000 Value"), returned 17.67%.

In a changing economic environment, management positioned the portfolio more aggressively during the first five months of the fiscal year, while emphasizing higher quality, more stable growth companies in the latter months. Early in the fiscal year, as the market grew more optimistic about the prospects for a broad economic recovery, the fund performed well. During this period, management emphasized areas such as industrial, technology, basic materials and financial services sectors, while underweighting consumer discretionary and health care companies. In early 2004, however, management anticipated a shift in market leadership and placed greater emphasis on higher quality, more reasonably priced stocks. Management reduced positions in technology and increased the emphasis on the energy and health care sectors, while continuing to overweight the industrial and basic materials sectors and maintaining an underweight in consumer discretionary stocks.

While sector allocations tended to be in line with market trends, poor performance by several individual stocks caused the fund to underperform its benchmark, the Russell 1000 Value, although performance was only slightly less than the median for the Lipper Multi-Cap Core Group peer group.

Although consumer discretionary stocks were underweighted throughout the 12 months, the fund did hold several media-related companies, which proved disappointments for the period. They included Clear Channel, which conducts advertising operations and owns radio and television stations; Viacom, owner of CBS and other entertainment companies; and cable company Comcast which made a controversial and unsuccessful attempt to acquire Disney. The emphasis on major pharmaceutical companies in the second half of the period held back performance relative to the index. Despite inexpensive valuations and strong cash flow, they failed to meet expectations. Disappointments included Wyeth, Merck, Pfizer and Bristol Myers-Squibb. Other poor-performing holdings included software company Oracle and SPX, an industrial company that failed to meet earnings expectations.

The fund's focus on energy stocks helped the fund's performance. Notable contributors included petroleum companies ExxonMobil, ConocoPhillips and BP, as well as coal producer Massey Energy. The investments in FleetBank and AT&T Wireless both helped the fund's performance as each company was acquired at a premium to its stock price. Other strong performers included Tyco International, a diversified industrial company, and Lexmark, producer of printers for personal computers.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

The Example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 to July 31, 2004.

The example illustrates your fund's costs in two ways:

     o    Actual expenses

          The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     o    Hypothetical example for comparison purposes

          The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account     Expenses
                                               Value       Value     Paid During
                                              2/1/2004   7/31/2004     Period*
--------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $ 956.42       $ 7.59
Class B                                      $1,000.00   $ 953.12       $11.07
Class C                                      $1,000.00   $ 953.12       $11.02
Class I                                      $1,000.00   $ 957.90       $ 6.18
Hypothetical (5% return before expenses)
Class A                                      $1,000.00   $1,017.11      $ 7.82
Class B                                      $1,000.00   $1,013.53      $11.41
Class C                                      $1,000.00   $1,013.58      $11.36
Class I                                      $1,000.00   $1,018.55      $ 6.37
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.56% for Class A, 2.28% for Class B, 2.27% for Class C and 1.27% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                            EVERGREEN BLUE CHIP FUND
                                       and
                                 EVERGREEN FUND

                                Each a Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

                        By and In Exchange For Shares of

                        EVERGREEN GROWTH AND INCOME FUND

                                Also a Series of

                             EVERGREEN EQUITY TRUST

This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Blue Chip Fund ("Blue Chip Fund") and Evergreen Fund, each a series of Evergreen Equity Trust, to Evergreen Growth and Income Fund ("Growth and Income Fund"), also a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A, Class B, Class C and Class I shares, of Blue Chip Fund and Evergreen Fund, respectively of beneficial interest, $0.001 par value per share, of Growth and Income Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Blue Chip Fund and Growth and Income Fund dated December 1, 2004;

(2) The Statement of Additional of Evergreen Fund dated February 1, 2004, as supplemented July 1, 2004, July 7, 2004 and October 1, 2004;

(3)  Semi-annual report of Blue Chip Fund, dated January 31, 2004;

(4)  Semi-annual report of and Growth  and Income  Fund,  dated
     January 31, 2004;

(5)  Semi-annual report of Evergreen Fund, dated March 31, 2004;

(6)  Annual report of Blue Chip Fund, dated July 31, 2004;

(7)  Annual report of Growth and Income Fund, dated July 31, 2004;

(8)  Annual Report of Evergreen Fund, dated September 30, 2004; and

(9)  Pro Forma Financial Statements as of July 31, 2004.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Blue Chip Fund and Growth and Income Fund dated February 18, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the address and phone number set forth above.

The date of this Statement of Additional Information is February 18, 2005.

                             EVERGREEN EQUITY TRUST
                          EVERGREEN SELECT EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                            DOMESTIC EQUITY FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2004

                   Evergreen Blue Chip Fund ("Blue Chip Fund")
               Evergreen Equity Income Fund ("Equity Income Fund")
                Evergreen Equity Index Fund ("Equity Index Fund")
           Evergreen Growth and Income Fund ("Growth and Income Fund")
             Evergreen Large Cap Value Fund ("Large Cap Value Fund")
               Evergreen Mid Cap Value Fund ("Mid Cap Value Fund")
             Evergreen Small Cap Value Fund ("Small Cap Value Fund")
              Evergreen Special Values Fund ("Special Values Fund")
             Evergreen Strategic Value Fund ("Strategic Value Fund")

                     (Each a "Fund"; together, the "Funds")

           Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or
            Evergreen Select Equity Trust (each a "Trust"; together,
                                 the "Trusts").

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated December 1, 2004, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund, one offering Class IS shares of Equity Index Fund and Strategic Value Fund, one offering Class R shares of Equity Income Fund andone offering Class R shares of Special Values Fund. You may obtain each prospectus by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in
Part 1 of this SAI is specific information about the Funds in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to each Fund's Annual Report dated July 31, 2004. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS


PART 1
TRUST HISTORY...................................................................................................1-1
INVESTMENT POLICIES.............................................................................................1-1
OTHER SECURITIES AND PRACTICES..................................................................................1-3
PRINCIPAL HOLDERS OF FUND SHARES................................................................................1-4
EXPENSES.......................................................................................................1-11
PERFORMANCE....................................................................................................1-20
COMPUTATION OF CLASS A OFFERING PRICE..........................................................................1-23
SERVICE PROVIDERS..............................................................................................1-24
FINANCIAL STATEMENTS...........................................................................................1-26

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...................................................2-1
PURCHASE AND REDEMPTION OF SHARES..............................................................................2-21
PRICING OF SHARES..............................................................................................2-23
PERFORMANCE CALCULATIONS.......................................................................................2-24
PRINCIPAL UNDERWRITER..........................................................................................2-27
DISTRIBUTION EXPENSES UNDER RULE 12b-1.........................................................................2-27
TAX INFORMATION................................................................................................2-33
BROKERAGE......................................................................................................2-36
ORGANIZATION...................................................................................................2-38
INVESTMENT ADVISORY AGREEMENT..................................................................................2-39
MANAGEMENT OF THE TRUST........................................................................................2-40
CORPORATE AND MUNICIPAL BOND RATINGS...........................................................................2-46
ADDITIONAL INFORMATION.........................................................................................2-57
PROXY VOTING POLICY AND PROCEDURES..............................................................................A-1

                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company which was organized as a Delaware statutory trust on September 18, 1997. Blue Chip Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, and Special Values Fund are each a diversified series of Evergreen Equity Trust. On July 14, 2000, Equity Income Fund merged into Income and Growth Fund. In connection with this transaction, Income and Growth Fund changed its name to its current name, Equity Income Fund. On July 14, 2003, Small Cap Value Fund II merged into Small Cap Value Fund. In connection with this transaction, Small Cap Value Fund II changed its name to Small Cap Value Fund.

         Equity Index Fund and Strategic Value Fund are each a diversified series of Evergreen Select Equity Trust. On July 1, 2000, Equity Index Fund changed its name from Evergreen Select Equity Index Fund to Equity Index Fund. On June 14, 2002, Equity Index Fund acquired Wachovia Equity Index Fund. On July 9, 1999, Evergreen Strategic Value Fund acquired CoreStates Value Equity Fund and CoreStates Value Equity Trust, each a common trust fund. On May 11, 2001, Evergreen Strategic Value Fund changed its name from Evergreen Select Strategic Value Fund.

         A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS


         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be "borrowings" for purposes of this restriction.

5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.


7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.


8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following section in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
  (not applicable to Small Cap Value Fund)
Repurchase Agreements
Reverse Repurchase Agreements
Leverage (applicable to Mid Cap Value Fund and Small Cap Value Fund)
Securities Lending
Convertible Securities
Preferred Stocks
Warrants (applicable to Blue Chip Fund, Equity Index Fund, Large Cap Value Fund,
  Mid Cap Value Fund, Small Cap Value Fund and Strategic Value Fund)
Swaps, Caps, Floors and Collars (not applicable to Equity Index Fund
Options and Futures
Strategies Obligations of Foreign Branches of U.S. Banks (applicable to
  Strategic Value Fund)
Obligations of U.S. Branches of Foreign Banks (applicable to Strategic Value
  Fund)
Foreign Securities (not applicable to Equity Index Fund)
Foreign Currency Transactions (not applicable to Equity Index Fund, Mid
  Cap Value Fund and Small Cap Value Fund)
High Yield, High Risk Bonds (applicable to Equity Income Fund, Growth and
  Income Fund and Large Cap Value Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales (applicable to Equity Income Fund and Growth and Income Fund)
Master Demand
Notes (applicable to Strategic Value Fund)
Payment-in-kind Securities (not applicable to Equity Index Fund
Zero Coupon "Stripped" Bonds (applicable to Growth and Income Fund)
Real Estate Investment Trusts (not applicable to Blue Chip Fund, Growth and Income Fund, MidCap Value Fund and Small Cap Value Fund)
Limited Partnerships (applicable to Blue Chip Fund)

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of November 1, 2004, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of November 1, 2004.

                ---------------------------------------------------------------------
                Blue Chip Fund Class A
                ---------------------------------------------------------------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Blue Chip Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Blue Chip Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Blue Chip Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        68.58%
                Cash Acct
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        7.24%
                Reinvest Account
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Income Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                VALIC                                                10.36%
                Attn: Greg Seward
                Woodson Tower L7-01
                2919 Allen Pkwy
                Houston TX 77019-2142
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Income Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Income Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S For The Sole Benefit                          9.24%
                Of Its Customers
                Attn: Fund Administration #97JBO
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Citigroup Global                                     9.03%
                333 West St 34th St
                New York NY 10001-2402
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Income Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Income Fund Class R
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                CO Evergreen                                         100.00%
                401 S Tyron St Ste 500
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Index Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        22.62%
                401K Account
                1525 West WT Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Index Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          7.15%
                Of its Customers
                Attn: Fund Administration  # 97Y08
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Index Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          26.16%
                Of its Customers
                Attn: Fund Administration  # 9EGA2
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Citigroup Global Markets Inc                         5.19%
                Attn Peter Booth 7th FL
                333 West St 34th St
                New York NY 10001-2402
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Index Fund - Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        18.22%
                Cash/Reinvest Acct
                Attn Trust Oper FD GRP 401 S Tryon Street 3rd FL CMG-1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        17.33%
                Cash Acct
                Attn Trust Oper FD GRP 401 S Tryon St 3rd Fl CMG 1151 Charlotte
                NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Credit Suisse First Boston Capital                   16.62%
                LLC
                11 Madison Ave FL 3
                New York NY 10010-3629
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        12.49%
                Reinvest Acct
                Attn Trust Oper FD GRP 401 S Tryon St 3rd FL CMG 1151 Charlotte
                NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        11.67%
                401 Accounts
                1525 West WT Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Attn Mutual Fund Admin                               7.68%
                C/O Wachovia Bank
                SEI Private Trust Company
                One Freedom Valley Drive
                Oaks PA 19456
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                State Street Bank & Trust Cust For                   6.24%
                Robert W Woodruff Arts Center, INC
                U/A DTD 08/04/1992
                12380 Peachtree ST NE
                Atlanta GA 30309-3502
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Equity Index Fund - Class IS
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        25.72%
                Reinvest Acct
                Attn Trust Oper FD GRP 401 S Tryon St 3rd Fl CMG 1151 Charlotte
                NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                First Clearing, LLC                                  13.20%
                JSD/JLD Investments LP
                2624 W Freeway
                Fort Worth TX 76102-7109
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Growth and Income Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                VALIC                                                17.44%
                Woodson Tower L7-01
                2919 Allen Pkwy
                Houston TX 77019-2142
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Growth and Income Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Growth and Income Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Growth and Income Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        20.69%
                401K Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        9.08%
                Reinvest Account
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Charles Schwab & Co Inc                              8.26%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account Attn: Mutual Fd
                101 Montgomery St
                San Francisco CA 94101-4122
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Large Cap Value Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Charles Schwab & Co Inc                              9.70%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account Attn: Mutual Fd
                101 Montgomery St
                San Francisco CA 94101-4122
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                State Street Bank & Trust                            5.14%
                Cust For The SEP-IRA of
                Kingsley Durant
                C/O Grantham Mayo Van Otterloo & Co
                40 Rowes Wharf
                Boston, MA 02110-3340
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Large Cap Value Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Large Cap Value Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          7.93%
                Of its Customers
                Attn: Fund Administration  # 97A16
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Large Cap Value Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank Cash                                   52.72%
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        23.27%
                Reinvest Account
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Attn Mutual Fund Admin                               17.54%
                C/O Wachovia Bank
                SEI Private Trust Company
                One Freedom Valley Drive
                Oaks PA 19456
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Mid Cap Value Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Mid Cap Value Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                     None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Mid Cap Value Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          5.95%
                Of its Customers
                Attn: Fund Administration  # 97A16
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Mid Cap Value Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank Cash                                   21.13%
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        18.21%
                Cash/Reinvest Acct
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Fifth Third Bank TTEE                                12.12%
                FBO Succ Tr U/A Estelle B Chambers
                Trust U/A DTD 03/19/1976
                PO Box 630074
                Cincinnati OH 45263-0074
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Charles Schwab & Co Inc                              5.49%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                101 Montgomery St # Fd
                San Francisco CA 94101-4122
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Philip D Barrett TTEE                                5.31%
                Phillip D Barrett Rev Trst of 2001
                DTD 10/10/2001
                PO Box 531
                New Castle NH 03854-0531
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Small Cap Value Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Charles Schwab & Co Inc                              22.56%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                101 Montgomery St # Fd
                San Francisco CA 94101-4122
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                IMS & CO Cust                                        19.87%
                For Exclusive Benefit
                Of its Customers
                PO Box 3865
                Englewood CO 80155-3865
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Small Cap Value Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Small Cap Value Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          9.21%
                Of its Customers
                Attn: Fund Administration  # 97A16
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Small Cap Value Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Charles Schwab & Co Inc                              14.85%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                101 Montgomery St # Fd
                San Francisco CA 94101-4122
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                National Investors Serv Corp                         10.49%
                For Exclusive Benefit of Our
                Customers
                55 Water Street 32nd Floor
                New York NY 10041-0028
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                NFSC FEBO # F2J-000019                               9.11%
                FIIOC AS Agent For
                Qualified Employee Benefit
                Plans 401K Finops -IC Funds
                100 Magellan Way KW1C
                Covington KY 41015-1987
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Special Values Fund Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                VALIC                                                25.62%
                Woodson Tower L7-01
                2919 Allen Pkwy
                Houston TX 77019-2142
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Charles Schwab & Co Inc                              10.25%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account Attn: Mutual Fd
                101 Montgomery St
                San Francisco CA 94101-4122
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                ING Life Insurance & Annuity Co                      8.51%
                151 Farmington Ave # TN41
                Hartford CT 06156-001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        7.25%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Special Values Fund Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                                                                      None
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Special Values Fund Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          15.61%
                Of its Customers
                Attn: Fund Administration  # 97H40
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Citigroup Global Markets Inc                         5.50%
                Attn Peter Booth 7th FL
                333 West St 34th St
                New York NY 10001-2402
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Special Values Fund Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        25.97%
                401K Accounts
                1525 West Wt Harris Blvd.
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        21.18%
                Cash Acct
                Attn Trust Oper FD Grp
                401 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        12.43%
                Reinvest Acct
                Attn Trust Oper FD Grp
                401 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        10.32%
                Reinvest Account
                1525 West Wt Harris Blvd.
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Putnam Fiduciary Trust Co TTEE                       7.53%
                TTEE FBO Illinois Tool Works Saving
                Investments Plan
                Att DC Plan Admin Team
                One Investors Way MS N4E
                Norwood MA 02062-1599
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank Cash                                   6.93%
                Trust Accounts
                1525 West Wt Harris Blvd
                Charlotte NC 28288-0001
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        5.98%
                Cash/Reinvest Acct
                Nc Attn Trust Oper FD Grp
                401 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Special Values Fund Class R
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Bisys Retirement Services FBO                        33.15%
                Tamaroff group 401 K Profit Sharin
                700 17th St Ste 300
                Denver CO 80202-3531
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Hartford Life Insurance Co                           30.75%
                Separate Account
                Po Box 2999 Hartford CT 06104-2999
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Bisys Retirement Services FBO                        17.70%
                Tamaroff Dodge 401 K Plan
                700 17th St Ste 300
                Denver CO 80202-3531
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Bisys Retirement Services FBO                        10.72%
                Robocom Systems Int'l Inc 401K Savi
                700 17th St Ste 300
                Denver CO 80202-3531
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          5.02%
                Of its Customers
                Attn: Fund Administration  # 977N4
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Strategic Value Fund - Class A
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                First Clearing Corporation                           14.58%
                1005 Bancroft Court
                Fort Mill SC 29715-7742
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          6.42%
                Of its Customers
                Attn: Fund Administration  # 975J0
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Strategic Value Fund - Class B
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                First Clearing Corporation                           8.77%
                Barbara B Carpenter Trust
                Barbara B Carpenter TTEE
                15228 Cricket Lane
                Parker Lakes
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Strategic Value Fund - Class C
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                First Clearing Corporation                           9.49%
                W Joesph Selvia R/O IRA
                Fcc As Custodian
                4041 Max Dr
                Winston Salem NC 27106-8711
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                First Clearing Corporation                           8.02%
                Allen N Draugelis Tr
                10406 Button Road
                Hebron IL 60034-9502
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                State Street Bk And Tr Co Cust                       6.57%
                Rollover IRA FBO
                William B Read
                100 Christwood Blvd Apt 101
                Covington LA 70433-4601
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                MLPF&S for the Sole Benefit                          5.78%
                Of its Customers
                Attn: Fund Administration  # 975J0
                4800 Deer Lake Dr E 2nd FL
                Jacksonville FL 32246-6484
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Strategic Value Fund - Class I
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        71.57%
                Cash/Acct
                Attn Trust Oper Fd Grp
                4014 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        13.94%
                Reinvest Acct
                Attn Trust Oper Fd Grp
                4014 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank                                        10.93"%
                Cash/Reinvest Acct
                Attn Trust Oper Fd Grp
                401 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Strategic Value Fund - Class IS
                ---------------------------------------------------- ----------------
                ---------------------------------------------------- ----------------
                Wachovia Bank Cash                                   7.00%
                Att: Trust Oper's Fund Group
                4014 S Tryon St 3rd FL CMG 1151
                Charlotte NC 28202-1934
                ---------------------------------------------------- ----------------

                                    EXPENSES
Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from Blue Chip Fund an annual fee based on the Fund's average daily net assets, as follows:


                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $500 million                      0.51%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.36%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.31%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1.5 billion                       0.26%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Equity Income Fund an annual fee based on the Fund's average daily net assets, as follows:


                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $250 million                      0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $250 million                       0.650%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.550%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.500%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Growth and Income Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $250 million                      0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $250 million                       0.650%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.550%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.500%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Equity Index Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $1 billion                        0.32%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.25%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Large Cap Value Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $250 million                      0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $250 million                       0.650%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.550%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.500%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Mid Cap Value Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $250 million                      0.80%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $250 million                       0.75%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.65%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.60%
                  ---------------------------------- -----------------

EIMC is entitled to receive from Small Cap Value Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $250 million                      0.90%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $250 million                       0.85%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.75%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.70%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Special Values Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $1.5 billion                      0.80%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1.5 billion                       0.75%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Strategic Value Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $1 billion                        0.62%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.55%
                  ---------------------------------- -----------------

Advisory Fees Paid

         Set forth below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods. The amount paid for the fiscal year ended February 28, 2002 for Large Cap Value Fund was paid to the predecessor fund's investment advisor. The amount paid for the fiscal year ended July 31, 2002 for Special Values Fund was paid to the predecessor fund's investment advisor and the amount paid for the fiscal year ended August 31, 2002 for Mid Cap Value Fund and Small Cap Value Fund were paid to each fund's predecessor fund's investment advisor.

=================================================================================================================
Fund/Fiscal Year or Period                                     Advisory Fees Paid        Advisory Fees Waived
=================================================================================================================
=================================================================================================================
July 31, 2004
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                     $2,044,906                  $133,503
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                 $8,271,219                  $228,123
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                      $0                     $4,000,259
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                             $4,874,470                  $294,250
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                                                $268,730                   $212,907
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                                     $0                      $147,512
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                               $2,604,160                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Values Fund                                               $12,056,306                 $1,316,091
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund                                               $4,803,770                     $0
=================================================================================================================
July 31, 2003
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                     $2,192,266                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                 $5,329,726                  $25,796
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                      $0                     $3,949,940
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                             $3,442,265                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund (1)                                            $12,375                    $75,155
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund (2) (7)                                        $399,349                   $235,145
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund (3)                                                 $0                      $73,760
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund (3)                                           $1,363,080                  $74,493
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Values Fund                                                $3,059,237                  $488,915
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund                                               $4,130,500                     $0
=================================================================================================================
=================================================================================================================
July 31, 2002
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                     $2,954,189                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                 $6,171,126                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                      $0                     $2,568,354
-----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                             $5,301,814                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund (4) (7)                                        $651,484                   $221,457
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund (5) (7)                                             $0                      $59,675
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund (5) (7)                                       $1,057,306                  $128,415
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Values Fund (6) (7)                                        $1,439,950                  $92,276
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund                                               $5,139,578                     $0
=================================================================================================================
=================================================================================================================

(1) For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July
         31, effective July 31, 2003.
(2)      For the year ended February 28, 2003.
(3) For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July
         31, effective July 31, 2003.
(4)      For the year ended February 28, 2002 (5) For the year ended August 31,
         2002
(6) For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July
         31, effective July 31, 2002.
(7)      These advisory fees were paid to a previous investment advisor.

Sub-Advisory Fees

         Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is the sub-advisor to Large Cap Value Fund, pursuant to the terms of an order the Fund has received from the Securities and Exchange Commission (the "SEC"). As sub-advisor, GMO will manage the Fund's investments on a day-to-day basis. The Fund does not pay a direct fee to GMO for its sub-advisory services.

         J.L. Kaplan Associates (Kaplan) is the sub-advisor to Mid Cap Value Fund and Small Cap Value Fund. The Funds do not pay a direct fee to Kaplan for its sub-advisory services.

         Through an exemptive order received from the SEC, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Fund's sub-advisor and recommend the hiring, termination, and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

Sub-Advisory Fees Paid

         EIMC pays GMO an annual fee based on Large Cap Value Fund's average daily net assets as follows:

                  ================================== ======================
                  Average Daily Net Assets                    Fee
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  first $250 million                        0.500%
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  next $250 million                         0.475%
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  next $500 million                         0.425%
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  over $1 billion                           0.400%
                  ================================== ======================

         Below is the sub-advisory fee paid by EIMC.


                  ================================== ======================
                  Fund/Period Ended                    Sub-Advisory Fees
                                                             Paid
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  July 31, 2004
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  Large Cap Value Fund                     $295,440
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  July 31, 2003
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  Large Cap Value Fund(1)(2)                $56,419
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  July 31, 2002
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  Large Cap Value Fund(3)                     $0
                  ================================== ======================

(1) On January 3, 2003, EIMC and GMO entered into a sub-advisory arrangement.
(2) For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.
(3) For the year ended February 28, 2002.

         EIMC pays Kaplan an annual fee based on Mid Cap Value Fund's and Small Cap Value Fund's average daily net assets as follows:

                  ================================== ======================
                  Average Daily Net Assets                    Fee
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  first $200 million                         0.60%
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  next $100 million                          0.55%
                  ---------------------------------- ----------------------
                  ---------------------------------- ----------------------
                  next $300 million                          0.50%
                  ================================== ======================

         Below are the sub-advisory fees paid by EIMC.

                  ======================================================== ==============================
                  Fund/Period Ended                                           Sub-Advisory Fees Paid
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  July 31, 2004
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  Mid Cap Value Fund                                                  $65,935
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  Small Cap Value Fund                                              $1,807,255
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  July 31, 2003
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  Mid Cap Value Fund (1)(2)                                           $7,821
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  Small Cap Value Fund (1)(2)                                        $306,489
                  ======================================================== ==============================

(1) On April 28, 2003, EIMC and Kaplan entered into a sub-advisory arrangement.
(2) For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

         Below are the sub-advisory fees paid by the predecessor funds to Kaplan for the last fiscal year or period, ended August 31, 2002, the predecessor funds' fiscal year end.



                  ======================================================== ==============================
                  Fund/ Fiscal Year or Period Ended                           Sub-Advisory Fees Paid
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  August 31, 2002
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  Mid Cap Value Fund                                                  $37,690
                  -------------------------------------------------------- ------------------------------
                  -------------------------------------------------------- ------------------------------
                  Small Cap Value Fund                                               $790,480
                  ======================================================== ==============================

Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. Amounts shown for Large Cap Value Fund prior to January 3, 2003 and for Mid Cap Value Fund and Small Cap Value Fund prior to April 28, 2003 reflect brokerage commissions paid by each Fund's predecessor fund to all brokers. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.


     ==================================================================================================
               Fund/Fiscal Year or Period             Total Paid to All     Total Paid to Wachovia
                                                           Brokers              Securities, LLC
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------

      July 31, 2004
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Blue Chip Fund                                      $897,405                 $261,818
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Equity Income Fund                                 $4,595,771               $1,241,919
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Equity Index Fund                                    $40,458                    $0
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Growth and Income Fund                             $1,463,731                $338,798
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Large Cap Value Fund                                $295,200                  $10,626
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Mid Cap Value Fund                                   $44,315                    $0
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Small Cap Value Fund                                $499,862                    $0
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Special Values Fund                                $3,254,275                $252,208
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Strategic Value Fund                               $1,178,661                $139,207
     ==================================================================================================
     --------------------------------------------------------------------------------------------------

      July 31, 2003
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Blue Chip Fund                                     $1,356,156                $687,949
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Equity Income Fund                                 $2,753,006               $1,026,934
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Equity Index Fund                                    $95,200                    $0
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Growth and Income Fund                             $1,301,578                $550,143
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Large Cap Value Fund (1)                             $57,094                   $132
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Large Cap Value Fund (2)                            $458,275                   $200
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Mid Cap Value Fund (3)                               $8,353                     $0
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Small Cap Value Fund (3)                            $431,687                  $11,030
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Special Values Fund                                $1,428,637                 $83,120
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
      Strategic Value Fund                               $1,444,008                $365,350
     ==================================================================================================
     ===================================================================================================
      July 31, 2002
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Blue Chip Fund                                     $2,568,011                $1,099,462
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Equity Income Fund                                 $2,180,185                 $494,889
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Equity Index Fund                                    $65,256                     $0
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Growth and Income Fund                             $1,564,638                 $355,604
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Large Cap Value Fund                                $370,910                     $0
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Mid Cap Value Fund (5)                               $7,896                      $0
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Small Cap Value Fund (5)                            $235,396                     $0
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Special Values Fund (4)                             $707,757                  $28,582
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
      Strategic Value Fund                               $1,010,256                 $125,842
     ===================================================================================================

(1) For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July
         31, effective July 31, 2003.
(2)      For the fiscal year ended February 28, 2003.
(3) For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July
         31, effective July 31, 2003.
(4) For the nine months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July
         31, effective July 31, 2002.
(5)      For the fiscal year ended August 31, 2002.

Percentage of Brokerage Commissions

         The table below shows, for the fiscal year ended July 31, 2004, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

============================================================================
            Fund                   Percentage of          Percentage of
                              Commissions to Wachovia     Commissionable
                                  Securities, LLC          Transactions
                                                         through Wachovia
                                                         Securities, LLC.
============================================================================
Blue Chip Fund                         29.2%                  20.7%
----------------------------------------------------------------------------
Equity Income Fund                     27.0%                  25.9%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Equity Index Fund                       0.0%                   0.0%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Growth and Income Fund                 23.1%                  16.9%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Large Cap Value Fund                    3.6%                   3.4%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mid Cap Value Fund                      0.0%                   0.0%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Small Cap Value Fund                    0.0%                   0.0%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Special Values Fund                     7.8%                   5.0%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Strategic Value Fund                   11.8%                  11.4%
============================================================================

Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI. Amounts shown for Large Cap Value Fund prior to January 3, 2003, for Mid Cap Value Fund prior to April 28, 2003 and for Small Cap Value Fund prior to July 14, 2003 reflect underwriting commissions paid by each Fund's predecessor fund to all brokers.


===============================================================================================
          Fiscal Year or Period/Fund             Total Underwriting         Underwriting
                                                     Commissions        Commissions Retained
===============================================================================================
===============================================================================================
July 31, 2004
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Blue Chip Fund                                        $293,586                 $8,932
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Income Fund                                   $1,118,937                $61,803
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Index Fund                                    $1,801,946                $60,672
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Growth and Income Fund                                $375,735                 $14,137
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Large Cap Value Fund                                  $683,401                 $42,621
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Mid Cap Value Fund                                    $202,590                 $13,776
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Small Cap Value Fund                                  $456,844                 $31,672
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Special Values Fund                                  $3,234,983               $191,292
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Strategic Value Fund                                   $49,846                 $4,504
-----------------------------------------------------------------------------------------------
===============================================================================================
July 31, 2003
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Blue Chip Fund                                        $459,564                 $14,178
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Income Fund                                    $413,813                 $16,325
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Index Fund                                    $2,356,303                $60,360
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Growth and Income Fund                                $273,157                 $8,648
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Large Cap Value Fund (1)                              $203,765                 $7,910
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Large Cap Value Fund (2)                                 $0                      $0
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Mid Cap Value Fund (3)                                 $3,322                    $63
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Small Cap Value Fund (3)                               $8,020                   $616
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Special Values Fund                                   $879,567                 $40,641
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Strategic Value Fund                                   $77,415                 $5,402
===============================================================================================
===============================================================================================
July 31, 2002
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Blue Chip Fund                                       $1,047,342                $18,378
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Income Fund                                    $875,731                 $20,505
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Index Fund                                    $5,885,926                $56,000
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Growth and Income Fund                                $537,886                 $12,510
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Large Cap Value Fund                                     $0                      $0
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Mid Cap Value Fund                                       $0                      $0
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Small Cap Value Fund                                     $0                      $0
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Special Values Fund (4)                                $65,059                 $2,393
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Strategic Value Fund                                    $447                     $0
===============================================================================================

(1) For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July
         31, effective July 31, 2003.
(2)      For the fiscal year ended February 28, 2003.
(3) For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July
         31, effective July 31, 2003.
(4) A portion of the underwriting commissions paid by Special Values Fund for the year ended July 31, 2002 was paid to a previous principal underwriter. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended July 31, 2004. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class A shares Class IS and Class R shares shares do not pay distribution fees.

            =======================================================================================================================
                      Fund                Class A                Class B                      Class C                 Class IS
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
                                       Service Fees    Distribution  Service Fees   Distribution   Service Fees     Service Fees
                                                           Fees                         Fees
            -----------------------------------------------------------------------------------------------------------------------
            Blue Chip Fund               $627,494       $1,438,164     $479,388       $76,087         $25,363           N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Equity Income Fund          $1,342,833      $1,123,399     $374,466       $295,348        $98,450           N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Equity Index Fund            $592,198       $1,545,616     $515,205      $1,540,563      $513,521         $33,430
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Growth and Income Fund       $831,306       $2,243,730     $747,910       $678,270       $226,090           N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Large Cap Value Fund          $43,746        $98,915       $32,971        $59,121         $19,707           N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Mid Cap Value Fund            $7,675         $14,173        $4,724        $17,084         $5,694            N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Small Cap Value Fund         $166,064        $20,109        $6,703        $19,514         $6,505            N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Special Values Fund         $1,492,613      $1,424,492     $474,830       $660,869       $220,290           N/A
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
            Strategic Value Fund          $3,615         $10,993        $3,664         $7,243         $2,415          $18,794
            =======================================================================================================================



========================== ================
          Fund                 Class R
-------------------------- ----------------
-------------------------- ----------------

-------------------------- ----------------
-------------------------- ----------------
                           Service Fees
-------------------------- ----------------
-------------------------- ----------------
Equity Income Fund               $4
-------------------------- ----------------
-------------------------- ----------------
Special Values Fund              $11
========================== ================


Trustee Compensation

         Listed below is the Trustee compensation paid by the Trusts individually for the fiscal year ended July 31, 2004 and by the Trusts and the nine other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in
Part 2 of this SAI.



         ================================== ============================== ================================
                                             Aggregate Compensation from     Total Compensation from the
                                              the Trusts for the fiscal    Evergreen Fund Complex for the
                                                year ended 7/31/2004             twelve months ended
                                                                                    12/31/2003(1)


                      Trustee
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Laurence B. Ashkin(2)                         $1,305                          $70,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Charles A. Austin III                         $8,890                         $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Arnold H. Dreyfuss(2)                         $1,305                          $70,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Shirley L. Fulton(3)                          $3,333                            $0
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         K. Dun Gifford                                $9,344                         $178,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Leroy Keith Jr.                               $8,159                         $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Gerald M. McDonnell                           $8,159                         $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Thomas L. McVerry(4)                            $0                            $22,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         William Walt Pettit                           $8,159                         $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         David M. Richardson                           $8,159                         $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Russell A. Salton, III                        $9,078                         $163,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Michael S. Scofield                           $10,773                        $193,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Richard J. Shima                              $9,053                         $168,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Richard K. Wagoner                            $8,159                         $153,000
         ================================== ============================== ================================

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective

         Trustees:

                           Austin           $91,800
                           McVerry          $22,500
                           Pettit           $153,000
                           Shima            $58,800


(2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.

(3) Ms. Fulton became a Trustee effective April 1, 2004.

(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.
                                   PERFORMANCE
Total Return

Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of July 31, 2004. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

===================================================================================================================
         Fund/Class                 One Year             Five Years       Ten Years or Since   Inception Date of
                                                                          Inception Date of          Class
                                                                                Class
===================================================================================================================
===================================================================================================================
Blue Chip Fund (1)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               2.32%                -5.41%               7.05%              1/20/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               2.81%                -5.32%               7.16%              9/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                             2.81%                -5.86%               3.39%              9/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                             1.83%                -4.45%               3.67%              9/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                               6.84%                -4.99%               7.18%              1/22/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                               8.94%                -4.02%               7.72%              4/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Equity Income Fund (2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               5.09%                1.70%                7.57%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               5.71%                1.80%                7.45%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                               9.70%                2.14%                7.44%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              11.81%                3.18%                8.46%              8/31/1978
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            11.00%                1.70%                6.04%              8/31/1978
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                             7.68%                1.83%                5.86%              8/31/1978
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class R                              11.36%                3.09%                8.42%              10/10/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (3)
                                                    ---------------------                     ---------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               6.05%                -3.89%               9.82%              11/04/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------                     ---------------------
Class B                               6.67%                -3.85%               10.00%             11/03/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              10.66%                -3.48%               10.06%             4/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              12.78%                -2.50%               10.64%             2/14/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            12.23%                -3.00%               9.44%              2/14/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                             8.30%                -2.38%               8.74%              2/14/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             12.51%                -2.76%               10.45%             10/09/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Growth and Income Fund (4)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               5.36%                -2.70%               7.36%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               5.97%                -2.57%               7.25%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                               9.97%                -2.28%               7.25%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              12.12%                -1.29%               8.26%              10/15/1986
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            10.79%                -2.31%               7.02%              10/15/1986
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                             9.12%                -1.32%               6.76%              10/15/1986
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Large Cap Value Fund (5)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              11.42%                2.97%                10.73%             5/31/1989
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A+                             11.08%                0.04%                7.46%              5/31/1989
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on
distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A+                              7.42%                1.26%                7.80%              5/31/1989
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund
shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              12.33%                3.70%                11.24%             1/06/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              16.33%                3.93%                11.24%             1/06/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              18.36%                4.22%                11.40%             1/06/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Mid Cap Value Fund (6)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               6.30%                5.03%                4.76%              4/25/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               6.94%                5.81%                5.59%              4/25/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              10.95%                6.11%                5.58%              4/25/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              12.98%                6.34%                5.75%              12/31/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            12.61%                5.16%                 N/A               12/31/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on
distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                             8.89%                4.74%                 N/A               12/31/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund
shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund (7)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               9.47%                9.98%                8.93%              7/31/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              10.45%                11.16%               10.39%             4/25/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              14.44%                11.43%               10.40%             4/25/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              16.55%                11.68%               10.59%             12/30/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            15.73%                10.93%                N/A               12/30/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            10.91%                9.77%                 N/A               12/30/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Special Values Fund (8)
------------------------------                                                                ---------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              14.99%                10.68%               15.22%             5/07/1993
----------------------------------------------------                     ------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            14.99%                9.56%                13.33%             5/07/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                             9.74%                8.58%                12.41%             5/07/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              16.13%                10.87%               15.47%             3/26/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              20.17%                11.43%               15.61%             12/12/2000
===================================================================================================================
===================================================================================================================
Class I                              22.39%                12.29%               16.01%             7/23/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class R                              21.82%                11.97%               15.88%             10/10/2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Strategic Value Fund (9)
------------------------------                      ---------------------                     ---------------------
-------------------------------------------------------------------------------------------------------------------
Class A                               7.41%                -0.54%               9.46%              3/27/2002
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                               8.16%                -0.01%               9.96%              3/27/2002
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              12.13%                0.37%                9.96%              3/27/2002
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              14.24%                0.85%                10.22%             11/24/1997
----------------------------------------------------                     ------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            13.73%                0.31%                 N/A               11/24/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                             9.24%                0.42%                 N/A               11/24/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             14.03%                0.59%                9.96%              3/11/1998
===================================================================================================================

(1) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class A and I would have been higher.
(2) Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and R would have been lower.
(3) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. Historical performance shown for Class I prior to 7/28/1998 is based on the performance of (1) Class Y of the fund's predecessor fund, Core Fund Equity Index Fund from 6/1/1991 through 7/27/1998 and (2) Class Y of Viking Index Fund from 2/14/1985 through 5/31/1991. Historical performance shown for Class IS prior to 7/28/1998 is based on the performance of (1) Class A of the fund's predecessor fund, Core Fund Equity Index Fund from 10/9/1996 through 7/27/1998, (2) Class Y of Core Fund Equity Index Fund from 6/1/1991 through 10/8/1996, and (3) Class Y of Viking Index Fund from 2/14/1985 through 5/31/1991. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Neither Class I nor Class Y pays a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

(4) Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(5) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 1/6/2003 is based on the performance of the fund's predecessor fund, GMO Pelican Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I and the predecessor fund do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.
(6) Historical performance for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance of Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund's predecessor fund, Undiscovered Managers Mid Cap Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Class B and C. Class I and Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.
(7) Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the Investor shares of the fund's predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund's predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.30% for Class A, 0.35% for Investor shares, and 1.00% for Classes B and C. Class I and Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class A would have been different.
(8) Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund's predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C, I and R prior to their inception are based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I and Y do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class I would have been higher.
(9) Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.


     + After-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such 401(k) plans or IRAs. Due to different tax treatment of CTFs, after-tax returns for Strategic Value Fund prior to November 24, 1997 cannot be calculated.

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at July 31, 2004. For more information, see "Purchase and Redemption and "Pricing of Shares."


========================================================================================
Fund                               Net Asset Value    Sales Charge     Offering Price
                                      Per Share        Per Share         Per Share
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Blue Chip Fund                          $22.92           5.75%             $24.32
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Equity Income Fund                      $21.43           5.75%             $22.74
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Equity Index Fund                       $41.29           5.75%             $43.81
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Growth and Income Fund                  $20.85           5.75%             $22.12
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Large Cap Value Fund                    $10.36           5.75%             $10.99
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Mid Cap Value Fund                      $14.88           5.75%             $15.79
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Small Cap Value Fund                    $20.94           5.75%             $22.22
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Special Values Fund                     $25.16           5.75%             $26.69
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Strategic Value Fund                    $21.63           5.75%             $22.95
========================================================================================

                                SERVICE PROVIDERS

Administrator

         EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to each Fund, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate.


                =================================== ======================================

                     Average Daily Net Assets                  Administrative


                      of the Evergreen funds                 Services Fee Rates
                ----------------------------------- --------------------------------------
                ----------------------------------- --------------------------------------

                        First $50 billion                          0.100%
                ----------------------------------- --------------------------------------
                ----------------------------------- --------------------------------------

                         Next $25 billion                          0.090%
                ----------------------------------- --------------------------------------
                ----------------------------------- --------------------------------------

                         Next $25 billion                          0.080%
                ----------------------------------- --------------------------------------
                ----------------------------------- --------------------------------------

                         Next $25 billion                          0.075%
                ----------------------------------- --------------------------------------
                ----------------------------------- --------------------------------------

                   On assets over $125 billion                     0.050%
                =================================== ======================================

         Below are the administrative service fees paid by each Fund for the last three fiscal years or periods by each Fund. Amounts shown for Large Cap Value Fund prior to January 3, 2003, for Mid Cap Value Fund prior to April 28, 2003 and for Small Cap Value Fund prior to July 14, 2003 reflect administrative fees paid by each Fund's predecessor fund to a previous administrator.

                ==========================================================================
                Fund/Fiscal Year or Period                Administrative Fees Paid
                ==========================================================================
                ==========================================================================
                July 31, 2004
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Blue Chip Fund                                    $417,179
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Equity Income Fund                               $1,279,519
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Equity Index Fund                                $1,079,192
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Growth and Income Fund                            $759,143
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Large Cap Value Fund                              $59,082
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Mid Cap Value Fund                                $10,998
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Small Cap Value Fund                              $262,734
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Special Values Fund                              $1,678,611
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Strategic Value Fund                              $774,289
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                July 31, 2003
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Blue Chip Fund                                    $413,421
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Equity Income Fund                                $748,003
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Equity Index Fund                                 $876,881
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Growth and Income Fund                            $474,950
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Large Cap Value Fund (1)                           $9,726
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Large Cap Value Fund (2)                           $3,082
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Mid Cap Value Fund (3)                            $10,932
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Small Cap Value Fund (3)                          $273,424
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Special Values Fund                               $443,518
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Strategic Value Fund                              $666,210
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                July 31, 2002
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Blue Chip Fund                                    $612,636
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Equity Income Fund                                $863,732
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Equity Index Fund                                 $802,610
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Growth and Income Fund                            $716,386
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Large Cap Value Fund (4)                             $0
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Mid Cap Value Fund (5)                            $15,704
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Small Cap Value Fund (5)                          $282,314
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Special Values Fund (6)                           $169,027
                --------------------------------------------------------------------------
                --------------------------------------------------------------------------
                Strategic Value Fund                              $828,964
                ==========================================================================

(1) For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July
         31, effective July 31, 2003.
(2)      For the year ended February 28, 2003.
(3) For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July
         31, effective July 31, 2003.
(4) The predecessor fund did not pay administrative fees for the fiscal years ended February 28, 2002 and
         February 28, 2001.
(5) For the year ended August 31, 2002. These administrative service fees were paid to a previous administrator.
(6) A portion of the administrative service fees paid by Special Values Fund for the year ended July 31, 2002 was paid to a previous administrator. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

Distributor

         EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:


                 -------------------------------------- ----------------- --------------------
                                                         Annual Fee Per     Annual Fee Per
                                                         Open Account*     Closed Account**
                 Fund Type
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Monthly Dividend Funds                 $26.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Quarterly Dividend Funds               $25.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Semiannual Dividend Funds              $24.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Annual Dividend Funds                  $24.75            $9.00
                 -------------------------------------- ----------------- --------------------

         * For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts. ** Closed accounts are maintained on the system in order to facilitate historical tax information.

Independent Registered Public Accounting Firm

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS

         The audited financial statements and the report of the independent registered public accounting firm thereon are hereby incorporated by reference to the Funds' Annual Reports, copies of which may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898, or by downloading them off our website at EvergreenInvestments.com.

                    Statement of Additional Information (SAI)
                                     PART 2
                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

              The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.
Money Market Instruments

             The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investmentstrategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

(i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).
The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

           Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

            The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

               Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.
          Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

           The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

           As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

              The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

          The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents. Dollar Roll Transactions

          The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

            Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

               The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction. Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.
Convertible Securities

             The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

             The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.
Warrants

             The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.
Options and Futures Strategies

              The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

             The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.

              The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

                The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

            The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

               The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.

The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

             The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

            The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract. Brady Bonds

              The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

             U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. Obligations of Foreign Branches of United States Banks

             The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

              The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

               The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return. Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

             The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Currency Cross-hedge

             A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

             A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the USD by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

             Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but want to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

                 The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

            (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

           The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Illiquid and

Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

           The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

              Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

            A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

      The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

            The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. U.S. Virgin Islands, Guam and Puerto Rico

               The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations. Tender Option Bonds

               A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status. Master Demand Notes

               The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

             The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

              PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

            An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

             As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

                Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

             Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

            The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

            In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

             For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

             The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

                Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

            REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                   In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

              Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

               In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.
TBA Mortgage Securities

               TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

            The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

          The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

            For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

             A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

              When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

            The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

               Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

               The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

                 You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

             The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

             There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

             In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

                In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund. Class B Shares

               The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

               Class B shares that have been outstanding for eight years will automatically convert to
Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

             Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

             The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

            The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

             The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period. Exchanges

             Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

             As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES
Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

           (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

           (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

           (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

           (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

           (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

          (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

             Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

        PERFORMANCE CALCULATIONS

Average Annual Total Return

             Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

             Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

Where:

            P = initial payment of $1,000.

            T = average annual total return.

            n =  number of years.

            ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

            Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

             [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years. ATVD = ending redeemable value of the initial $1,000, after taxes on
                 fund distributions but not after
                        taxes on redemption.


Return After Taxes on Distributions and Redemption

            Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:


                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions). n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on
         fund distributions and redemption.
Yield
          Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

             If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


               If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

              The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

                The effective yield is based on a compounding of the current yield, according to the following formula:

               Effective Yield = [(base period return+ 1)365/7] -1 Tax Equivalent Yield

               If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

            The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.
                              PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.
                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

               The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

             Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.



                                   Current Maximum
        Class
                          12b-1 Fees Allowed Under the Plans

          A                            0.75%(a)

          B                             1.00%

          C                             1.00%

          S                            0.75%(b)

          S1                           0.75%(b)

    Administrative                     0.75%(c)

Institutional Service                  0.75%(d)

       Investor                        0.75%(e)

     Participant                       0.75%(f)

       Reserve                         0.75%(g)

       Resource                        1.00%(h)

          R                            1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

              Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

           The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1) to compensate broker-dealers or other persons for distributing Fund shares;

(2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

(3) to otherwise promote the sale of Fund shares.

               The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

            In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

             Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

            Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.
SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

             The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

            The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

            The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

             The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

            The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

              The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

            The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

                 The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

             The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

             The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

             The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

            EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

             In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions
            EIS pays commissions to investment firms for sales of Class A shares at the following rates:


---------------------------------------------------------------------------------------------

Equity Funds   Your Investment          Dealer Commission as a % of NAV
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               Up to $49,999            5.00%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $50,000-$99,999          4.25%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $100,000-$249,999        3.25%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $250,000-$499,999        2.00%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $500,000-$999,999        1.75%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $1,000,000-$2,999,999    1.00% of the first $2,999,999, plus
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $3,000,000-$4,999,999    0.50% of the next $2,000,000, plus
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

               $5,000,000 or greater    0.25% of amounts equal to or over $5,000,000*
---------------------------------------------------------------------------------------------

*    Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.
-------------------------------------------------------------------------------------------------------

Long-term Bond Funds      Your Investment          Dealer Commission as a % of NAV
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          Up to $49,999            4.25%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $50,000-$99,999          4.25%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $100,000-$249,999        3.25%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $250,000-$499,999        2.00%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $500,000-$999,999        1.75%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $1,000,000-$2,999,999    1.00% of the first $2,999,999, plus
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $3,000,000-$4,999,999    0.50% of the next $2,000,000, plus
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                          $5,000,000 or greater    0.25% of amounts equal to or over $5,000,000
-------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Short-term Bond Funds     Your Investment           Dealer Commission as a % of NAV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          Up to $49,999             2.75%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          $50,000-$99,999           2.75%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          $100,000-$249,999         2.25%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          $250,000-$499,999         1.75%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          $500,000-$999,999         1.25%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          $1,000,000-$2,999,999     0.50% of the first $2,999,999, plus
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                          $3,000,000 or greater     0.25% of amounts equal to or over $3,000,000**
---------------------------------------------------------------------------------------------------------

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Bond Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

             EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

             EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.
                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

             Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

                 From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

            Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

            All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

                  If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

            The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

            Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

            Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to nonresident alien shareholders. The withholding obligation generally will not apply to dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning after December 31, 2004 and before January 1, 2008.

                                    BROKERAGE
Brokerage Commissions

               If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

                 If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

               Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

             When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and
b) other information useful in making investment decisions.

           The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund's investment advisor. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

                When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia
Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

             The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

            The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Limitation of Trustees'

Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

            If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

             In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation. Managers (Evergreen Masters Fund only)

                    Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

               The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST


             The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended July 31, 2004, the Executive Committee held 23 committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

             The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald
M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended July 31, 2004, the Audit Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended July 31, 2004, the Performance Committee held 4 committee meetings.

            Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116. Independent Trustees:

--------------------------------------------------------------------------------------------------------------------------

                                                                                                             Other
                                                                                           Number of         Directorships
         Name and         Position     Beginning        Principal Occupations for         Portfolios         held outside
       Date of Birth      with         Year of Term     Last Five Years                   Overseen in        of Evergreen
                          Trust        of Office*                                         Evergreen Funds    Funds Complex
                                                                                          Complex as of
                                                                                          12/31/2003
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                       1991        Investment Counselor, Anchor Capital
                                                   Advisors, Inc. (investment advice);
                                                   Director, The Andover Companies
                                                   (insurance); Trustee, Arthritis
                                                   Foundation of New England; Director,
                                                   The Francis Ouimet Society; Former
                                                   Director, Health Development Corp.
Charles A. Austin III                              (fitness-wellness centers); Former
                                                   Director, Mentor Income Fund, Inc.;
DOB: 10/23/1934                                    Former Trustee, Mentor Funds and
                                                   Cash Resource Trust; Former
                                                   Investment Counselor, Appleton
                             Trustee               Partners, Inc. (investment advice);         93             None
                                                   Former Director, Executive Vice
                                                   President and Treasurer, State
                                                   Street Research & Management Company
                                                   (investment advice)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          2004     Partner, Helms, Henderson & Fulton,
Shirley L. Fulton                                  P.A. (law firm); Retired Senior
                                                   Resident Superior Court Judge, 26th
DOB: 1/10/52                 Trustee               Judicial District, Charlotte, NC            93             None
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1974     Chairman and President, Oldways
                                                   Preservation and Exchange Trust
                                                   (education); Trustee, Treasurer and
                                                   Chairman of the Finance Committee,
K. Dun Gifford                                     Cambridge College; Former Chairman
                             Trustee               of the Board, Director, and                 93             None
DOB: 10/23/1938                                    Executive Vice President, The London
                                                   Harness Company (leather goods
                                                   purveyor); Former Director, Mentor
                                                   Income Fund, Inc.; Former Trustee,
                                                   Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1983     Partner, Stonington Partners, Inc.
                                                   (private investment firm); Trustee
                                                   of Phoenix Series Fund, Phoenix                       Trustee,
                                                   Multi-Portfolio Fund, and The                         Phoenix
                                                   Phoenix Big Edge Series Fund; Former        93        Series Fund,
                                                   Chairman of the Board and Chief                       Phoenix
Dr. Leroy Keith, Jr.                               Executive Officer, Carson Products                    Multi-Portfolio
                             Trustee               Company (manufacturing);                              Fund, and
                                                   Director, Shoenix Big Edge                            The Phoenix
DOB: 2/14/1939                                     Obagi Medical Products Co.;                           Big Edge Series
                                                   Director, Lincoln Educational                         Fund
                                                   Services; Director, Diversapack Co.;
                                                   Former President, Morehouse College;
                                                   Former Director, Mentor Income Fund,
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1988     Manager of Commercial Operations,
                                                   SMI STEEL Co. - South Carolina
Gerald M. McDonnell                                (steel producer); Former Sales and
                             Trustee               Marketing Management, Nucor Steel           93             None
DOB: 7/14/1939                                     Company; Former Director, Mentor
                                                   Income Fund, Inc.; Former Trustee,
                                                   Mentor Funds and Cash Resource Trust.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1984     Partner and Vice President, Kellam &
William Walt Pettit                                Pettit, P.A. (law firm); Former
                             Trustee               Director, Mentor Income Fund, Inc.;         93             None
DOB: 8/26/1955                                     Former Trustee, Mentor Funds and
                                                   Cash Resource Trust.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1982     President, Richardson, Runden LLC
                                                   (executive recruitment business
                                                   development/consulting company);
                                                   Consultant, Kennedy Information,
                                                   Inc. (executive recruitment
                                                   information and research company);
                                                   Consultant, AESC (The Association of
David M. Richardson                                Retained Executive Search
                             Trustee               Consultants); Trustee, NDI                  93             None
DOB: 9/19/1941                                     Technologies, LLP (communications);
                                                   Director, J&M Cumming Paper Co.
                                                   (paper merchandising); Former Vice
                                                   Chairman, DHR International, Inc.
                                                   (executive recruitment); Former
                                                   Director, Mentor Income Fund, Inc.;
                                                   Former Trustee, Mentor Funds and
                                                   Cash Resource Trust
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1984     President/CEO, AccessOne MedCard;
                                                   Former Medical Director, Healthcare
                                                   Resource Associates, Inc.; Former
Dr. Russell A. Salton, III Medical Director, U.S. Health
                             Trustee               Care/Aetna Health Services; Former          93             None
DOB: 6/2/1947                                      Director, Mentor Income Fund, Inc.;
                                                   Former Trustee, Mentor Funds and
                                                   Cash Resource Trust
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


                                          1984      ttorney, Law Offices of Michael S.
                                                   Acofield; Former Director, Mentor
Michael S. Scofield          Trustee               Sncome Fund, Inc.; Former Trustee,          93             None
                                                   Ientor Funds and Cash Resource Trust.
DOB: 2/20/1943                                     M
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                          1993     Independent Consultant; Director,
                                                   Trust Company of CT; Trustee, Saint
                                                   Joseph College (CT); Director,
                                                   Hartford Hospital; Trustee, Greater
                                                   Hartford YMCA; Former Director,
Richard J. Shima                                   Enhance Financial Services, Inc.;
                                                   Former Director, Old State House
DOB: 8/11/1939                                     Association; Former Director of CTG
                                                   Resources, Inc. (natural gas);
                             Trustee               Former Director, Mentor Income Fund,        93             None
                                                   Inc.; Former Trustee, Mentor Funds
                                                   and Cash Resource Trust.
--------------------------------------------------------------------------------------------------------------------------
Interested Trustee:
------------------------------------------------------------------------------------------------------------------------------------

                                          1999     Member and Former President, North Carolina
Richard K.                                         Securities Traders Association; Member, Financial
Wagoner, CFA**                                     Analysts Society; Former Consultant to the Boards
                             Trustee               of Trustees of the Evergreen funds; Former                93             None
DOB: 12/12/1937                                   Trustee, Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------

* Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by the Trustees.


** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

Trustee                    Fund                                         Dollar Range of Investment in Fund  Aggregate Dollar Range
                                                                                                            of Investments in
                                                                                                            Evergreen Funds Complex
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Charles A. Austin III*     Evergreen Health Care Fund                     $10,001-$50,000                     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Money Market Fund                    $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Omega Fund                           $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Technology Fund                      $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Shirley L. Fulton**        N/A
------------------------------------------------------------------------------------------------------------------------------------

K. Dun Gifford             Evergreen Growth and Income Fund               $10,001-$50,000                     $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Health Care Fund                     $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Dr. Leroy Keith, Jr.       Evergreen Limited Duration Fund                $1-$10,000                          $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Gerald M. McDonnell*       Evergreen Emerging Markets Growth Fund         $1-$10,000                          $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Equity Income Fund                   $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Growth and Income Fund               $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Health Care Fund                     $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Technology Fund                      $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
William Walt Pettit        Evergreen Aggressive Growth Fund               $1-$10,000                          $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Emerging Markets Growth Fund         $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Global Leaders Fund                  $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Growth and Income Fund               $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Money Market Fund                    $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

David M. Richardson        Evergreen Equity Index Fund                    $10,001-$50,000                         $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Omega Fund                           $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Dr. Russell A. Salton, III*See below
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Scofield
                           Evergreen Aggressive Growth Fund               $10,001-$50,000                     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Balanced Fund                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Core Bond Fund                       $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Equity Income Fund                   $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Equity Index Fund                    $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Omega Fund                           $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Short Intermediate Bond Fund         $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                           Evergreen Treasury Money Market Fund           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Richard J. Shima           Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000                    Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Income Advantage Fund                $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen International Equity Fund            $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Managed Income Fund                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Omega Fund                           $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Richard K. Wagoner         Evergreen Emerging Growth Fund                 $50,001-$100,000                    Over $100,000


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Equity Income Fund                   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Money Market Fund                    $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Municipal Money Market Fund          $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Omega Fund                           $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                           Evergreen Special Values Fund                  Over $100,000
---------------------------------------------------------------------------------------------------------------

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.


** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.


*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.


Set forth below are the officers of each of the eleven Evergreen Trusts.




------------------------------- -------------------------------- ---------------------------------------

        Name, Address            Position with Trust              Principal Occupation for Last Five
                                                                                 Years

      and Date of Birth
------------------------------- -------------------------------- ---------------------------------------
------------------------------- -------------------------------- ---------------------------------------

Dennis H. Ferro                 President                        President and Chief Executive
401 S. Tryon                                                     Officer, Evergreen Investment
Charlotte, NC 28288                                              Company, Inc. and Executive Vice
DOB: 6/20/1945                                                   President, Wachovia Bank, N.A.;
                                                                 former Chief Investment Officer,
                                                                 Evergreen Investment Company, Inc.
------------------------------- -------------------------------- ---------------------------------------
------------------------------- -------------------------------- ---------------------------------------

Carol Kosel                     Treasurer                        Senior Vice President, Evergreen
200 Berkeley Street                                              Investment Services, Inc.
Boston, MA 02116
DOB: 12/25/1963
------------------------------- -------------------------------- ---------------------------------------
------------------------------- -------------------------------- ---------------------------------------

Michael H. Koonce                                                Secretary
200 Berkeley Street
Boston, MA 02116
DOB: 4/20/1960                                                   Senior Vice President and General
                                                                 Counsel, Evergreen Investment
                                                                 Services, Inc.; Senior Vice President
                                                                 and Assistant General Counsel,
                                                                 Wachovia Corporation
------------------------------- -------------------------------- ---------------------------------------
------------------------------- -------------------------------- ---------------------------------------
                                                                 Chief Compliance Officer
Boston, MA 02116                                                 Chief Compliance Officer, Senior Vice
DOB: 9/2/47                                                      President and Director of Compliance,
                                                                 Evergreen investment Services, Inc.
------------------------------- -------------------------------- ---------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

             The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

            If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

             The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.



                      COMPARISON OF LONG-TERM BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S     S&P         FITCH           Credit Quality
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Aaa         AAA         AAA             Excellent Quality (lowest risk)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Aa          AA          AA              Almost Excellent Quality (very low
                                        risk)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A           A           A               Good Quality (low risk)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Baa         BBB         BBB             Satisfactory Quality (some risk)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ba          BB          BB              Questionable Quality (definite risk)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B           B           B               Low Quality (high risk)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Caa/Ca/C    CCC/CC/C    CCC/CC/C        In or Near Default
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            D           DDD/DD/D        In Default
--------------------------------------------------------------------------------

                                 CORPORATE BONDS
                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated Bgenerally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers,1, 2and 3in each generic rating classification from Aa to Caa. The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category. S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC,and Care regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.
CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.
S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating. Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS
                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers1, 2and 3in each generic rating classification from Aa to B. The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category. S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and Care regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

 Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DDindicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.
S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.
                             ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                           Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.
Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC's website at http://www.sec.gov/">http://www.sec.gov.

  Corporate Governance Committee


EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse
o Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
o Are inside directors and sit on the audit, compensation, or nominating committees
o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.        Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.       Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies. Cumulative Voting Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.        Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.       Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o            adverse governance changes
o            excessive increases in authorized capital stock
o            unfair method of distribution
o            diminution of voting rights
o            adverse conversion features
o            negative impact on stock option plans
o            other alternatives such as spinoff

VIII.     Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.
Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis. OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.       State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.        Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.
XI.       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding
o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o are interested directors and sit on the audit or nominating committee
o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.
Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications. Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without
Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications. Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement. Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII.      Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests. Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                            EVERGREEN BALANCED FUNDS
                             EVERGREEN SECTOR FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")


         Effective October 1, 2004, the following sections of each Fund's Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

                  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

         Class A Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

                  There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value
         (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

         Class B Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

                  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

         Contingent Deferred Sales Charge

                  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

         Redemption-in-kind

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

         Exchanges

                  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         Automatic Reinvestment

                  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


SALES CHARGE WAIVERS AND REDUCTIONS

         This section is eliminated. Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.


BROKERAGE

         This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.


MANAGEMENT OF THE TRUST

         The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:

         Trustee Ownership of Evergreen Funds Shares

                  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

------------------------------- -------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
                                                                               Dollar Range of         Range of
           Trustee                                 Fund                      Investment in Fund     Investments in
                                                                              as of 12/31/2003      Evergreen Funds
                                                                                                        Complex
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Charles A. Austin III*          Evergreen Health Care Fund                   $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Shirley L. Fulton**             N/A
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
K. Dun Gifford                  Evergreen Growth and Income Fund             $10,001-$50,000      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Leroy Keith, Jr.            Evergreen Limited Duration Fund              $1-$10,000           $1-$10,000
=============================== ============================================ ==================== ====================
------------------------------- -------------------------------------------- -------------------- --------------------

Gerald M. McDonnell*            Evergreen Emerging Markets Growth Fund       $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
William Walt Pettit*            Evergreen Aggressive Growth Fund             $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Emerging Markets Growth Fund       $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Global Leaders Fund                $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $1-$10,000
------------------------------- ============================================ ==================== --------------------
=============================== ============================================ ==================== ====================
David M. Richardson             Evergreen Equity Index Fund                  $10,001-$50,000      $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Russell A. Salton, III***   See below
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Michael S. Scofield*            Evergreen Aggressive Growth Fund             $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Balanced Fund                      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Core Bond Fund                     $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Index Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Short Intermediate Bond Fund       $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Treasury Money Market Fund         Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
                                Evergreen Connecticut Municipal Bond Fund    $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Income Advantage Fund              $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen International Equity Fund          $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Managed Income Fund                $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Tax Strategic Foundation Fund      $50,001-$100,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Richard K. Wagoner              Evergreen Emerging Growth Fund               $50,001-$100,000     Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Municipal Money Market Fund        $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Special Values Fund                Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.





October 1, 2004                                                XXXXXX (10/04)

                             EVERGREEN EQUITY TRUST
                          EVERGREEN SELECT EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                             DOMESTIC EQUITY FUNDS I

                       STATEMENT OF ADDITIONAL INFORMATION

         February 1, 2004, as supplemented July 1, 2004 and July 7, 2004

           Evergreen Aggressive Growth Fund ("Aggressive Growth Fund")
                        Evergreen Fund ("Evergreen Fund")
                      Evergreen Growth Fund ("Growth Fund")
            Evergreen Large Cap Equity Fund ("Large Cap Equity Fund")

                    (formerly Evergreen Stock Selector Fund)

        Evergreen Large Company Growth Fund ("Large Company Growth Fund")
                     Evergreen Masters Fund ("Masters Fund")

              Evergreen Mid Cap Growth Fund ("Mid Cap Growth Fund")
                    (formerly Evergreen Emerging Growth Fund)

                       Evergreen Omega Fund ("Omega Fund")
            Evergreen Strategic Growth Fund ("Strategic Growth Fund")

                (formerly Evergreen Select Strategic Growth Fund)
              Evergreen Special Equity Fund ("Special Equity Fund")

                     (Each, a "Fund"; together, the "Funds")

  Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or Evergreen Select Equity Trust (each, a "Trust";
                            together, the "Trusts").


     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated February 1, 2004, as supplemented July 1, 2004 or October 7, 2003, for the Fund in which you are making or contemplating an investment. The Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C, and Class I shares of each Fund; one offering Class IS shares of Large Cap Equity Fund, Strategic Growth Fund and Special Equity Fund only; one offering Class R shares of Omega Fund only; and one offering Class R shares of Strategic Growth Fund only. You may obtain copies of each prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. Information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

     Certain information may be incorporated by reference to each Fund's Annual Report dated September 30, 2003. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY............................................................1-1
INVESTMENT POLICIES......................................................1-1
OTHER SECURITIES AND PRACTICES...........................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.........................................1-4
EXPENSES................................................................1-10
PERFORMANCE.............................................................1-17
COMPUTATION OF CLASS A OFFERING PRICE ..................................1-20
SERVICE PROVIDERS.......................................................1-21
FINANCIAL STATEMENTS....................................................1-23

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES............2-1
PURCHASE AND REDEMPTION OF SHARES.......................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS.....................................2-23
PRICING OF SHARES.......................................................2-25
PERFORMANCE CALCULATIONS................................................2-26
PRINCIPAL UNDERWRITER...................................................2-29
DISTRIBUTION EXPENSES UNDER RULE 12b-1..................................2-29
TAX INFORMATION.........................................................2-35
BROKERAGE...............................................................2-38
ORGANIZATION............................................................2-39
INVESTMENT ADVISORY AGREEMENT...........................................2-40
MANAGEMENT OF THE TRUST.................................................2-41
CORPORATE AND MUNICIPAL BOND RATINGS....................................2-45
ADDITIONAL INFORMATION..................................................2-55
PROXY VOTING POLICY AND PROCEDURES.......................................A-1

                                     PART 1

                                  TRUST HISTORY


     Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of its respective Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. On December 5, 2003, Evergreen Large Cap Equity Fund changed its name from Evergreen Stock Selector Fund. On March 1, 2004, Evergreen Mid Cap Growth Fund changed its name from Evergreen Emerging Growth Fund and Evergreen Strategic Growth Fund changed its name from Evergreen Select Strategic Growth Fund.


                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

     To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         2. Concentration

     Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

     Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

     Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be "borrowings" for the purposes of this restriction.

         5. Underwriting

     Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

     Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

     Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

     To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

     The funds in the  Evergreen  Select Equity  Trust,  Evergreen  Select Fixed
Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

                         OTHER SECURITIES AND PRACTICES

     For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless noted otherwise.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions (not
 applicable to Growth Fund)
Repurchase Agreements
Reverse Repurchase Agreements (not applicable to Growth Fund)
Securities Lending
Convertible Securities
Preferred Stocks
Warrants
Options and Futures Strategies
Foreign Securities (not applicable to Aggressive Growth Fund, Evergreen Fund or
 Growth Fund)
Foreign Currency Transactions (not applicable to Aggressive Growth
 Fund, Evergreen Fund or Growth Fund)
Obligations of Foreign Branches of US Banks (not applicable to Aggressive Growth
  Fund, Evergreen Fund or Growth Fund)
Obligations of US Branches of Foreign Banks (not applicable to Aggressive Growth
  Fund, Evergreen Fund or Growth Fund)
Premium Securities (applicable only to Growth Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales (not applicable to Growth Fund)
Limited Partnerships (applicable only to Mid Cap Growth Fund, Large Company
 Growth Fund and Special Equity Fund)
Master Demand Notes (applicable only to Strategic Growth Fund and Special Equity
  Fund)
Real Estate Investment Trusts (applicable only to Strategic Growth Fund and
  Special Equity Fund)

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of December 31, 2003, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of December 31, 2003.

                ================================================================
                Aggressive Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Aggressive Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Aggressive Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Aggressive Growth Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        24.15%
                Trust Accounts
                301 S. Tryon Street, 11th Floor CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Evergreen Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Evergreen Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Evergreen Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Evergreen Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        8.67%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co., Inc.                           8.45%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Attn:  Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Prudential Securities Inc.                           6.93%
                Special Custody Acct for the
                Exclusive Benefit of Customers - PC
                1 New York Plaza - Attn: Mutual Funds
                New York, NY 10004-1901
                ---------------------------------------------------- -----------
                Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth Fund Class C
                ----------------------------------------------------------------

                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        36.93%
                Cash Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        25.48%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        20.59%
                Reinvest Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        7.31%
                Cash/Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Credit Suisse First Boston Capital LLC               5.06%
                11 Madison Ave., Fl 3
                New York, NY 10010-3629
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of ITS Customers         5.85%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of Its Customers         5.88%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Company Growth Fund Class I
                ---------------------------------------------------- -----------
                Wachovia Bank                                        86.28%
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        7.80%
                Cash/Reinvest Accounts
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Cap Equity Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Cap Equity Fund Class B
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Large Cap Equity Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of Its Customers         8.34%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ----------------------------------------------------------------
                Large Cap Equity Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        58.33%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        13.48%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        8.06%
                Cash/Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        6.57%
                Cash/Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        6.38%
                Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Large Cap Equity Fund Class IS
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Masters Fund Class A
                ----------------------------------------------------------------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Masters Fund Class B
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                Masters Fund Class C
                ----------------------------------------------------------------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Masters Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        62.98%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        8.17%
                Trust Accounts
                301 S. Tryon Street, 11th Floor CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Mid Cap Growth Fund Class A

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                Rofe & Co.                                             10.05%
                C/o State Street Bank & Trust Co.
                for Sub Account
                Mitsubishi Securities Co. Ltd.
                P.O. Box 5061 Boston, MA 02206-0001

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Mid Cap Growth Fund Class B

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of Its Customers           5.63%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor
                Jacksonville, FL  32246-6484

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Mid Cap Growth Fund Class C

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of Its Customers           7.13%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville, FL
                32246-6484

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Mid Cap Growth Fund Class I

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          38.57%
                Cash Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          26.16%
                Cash/Re-Invest Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          20.57%
                Re-Invest Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------
                Omega Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Omega Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Omega Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Omega Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        32.97%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        20.60%
                Re-invest Account
                Trust Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Omega Fund Class R
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Co Evergreen                                         100%
                Attn: NC 1195
                401 S. Tryon Street, Ste 500
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Special Equity Fund Class A

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                VALIC                                                  49.96%
                Attn:  Greg Seward
                Woodson Tower L7-01
                2919 Allen Parkway
                Houston, TX  77019-2142

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Charles Schwab & Co., Inc.                             5.28%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                Attn: Mutual FD
                101 Montgomery Street
                San Francisco, CA  94104-4122
                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class B

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                None

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class C

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of ITS Customers           5.60%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville, FL
                32246-6484

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class I

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          43.15%
                Reinvest Accounts
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          35.63%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          14.95%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------

                Special Equity Fund Class IS

                ----------------------------------------------------------------
                ------------------------------------------------------ ---------

                MLPF&S for the Sole Benefit of ITS Customers           12.69%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville, FL
                32246-6484

                ------------------------------------------------------ ---------
                ------------------------------------------------------ ---------

                Wachovia Bank                                          6.23%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934

                ------------------------------------------------------ ---------
                ----------------------------------------------------------------
                Strategic Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        32.97%
                401K Accounts
                1525 West WT Harris Blvd.
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co., Inc.                           7.51%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Acct Attn  Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of Its Customers         5.96%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor Jacksonville,
                FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           16.35%
                Harbor Associates
                Account #2
                230 Normandy Circle
                Palm Harbor, FL 34683
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S for the Sole Benefit of ITS Customers         7.20%
                Attn:  Fund Administration
                4800 Deer Lake Drive E. 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------
                Strategic Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                None
                ---------------------------------------------------- -----------
                Strategic Growth Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        61.78%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        22.13%
                Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        9.95%
                Cash/Re-Invest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                Strategic Growth Fund Class IS
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        11.53%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, Floor 3 CMG-1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Strategic Growth Fund Class R
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Co Evergreen                                         100%
                Attn: NC 1195
                401 S. Tryon Street, Ste 500
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ==================================================== ===========


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.


         EIMC is entitled to receive from Aggressive Growth Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                        First $1 billion                  0.52%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.50%

              ====================================== =================


         EIMC is entitled to receive from Evergreen Fund, Large Cap Equity Fund and Masters Fund an annual fee based on each Fund's average daily net assets, as follows:

             ===================================== ===================

                   Average Daily Net Assets               Fee

             ===================================== ===================
             ===================================== ===================

                      First $1.5 billion                 0.66%

             ------------------------------------- -------------------
             ------------------------------------- -------------------

                      Next $500 million                  0.55%

             ------------------------------------- -------------------
             ------------------------------------- -------------------

                      Next $500 million                  0.50%

             ------------------------------------- -------------------
             ------------------------------------- -------------------

                      Over $2.5 billion                  0.45%

             ===================================== ===================


         EIMC is entitled to receive from Growth Fund an annual fee based on the Fund's average daily net assets as follows:


              ====================================== =================
                    Average Daily Net Assets               Fee
              ====================================== =================
              -------------------------------------- -----------------

                        First $1 billion                  0.70%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.65%

              ====================================== =================


         EIMC is entitled to receive from Mid Cap Growth Fund and Large Company Growth Fund an annual fee based on each Fund's average daily net assets as follows:


              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                       First $500 million                 0.51%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $500 million                 0.36%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $500 million                 0.31%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Over $1.5 billion                 0.26%

              -------------------------------------- -----------------

         EIMC is entitled to receive from Omega Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================
                    Average Daily Net Assets               Fee
              ====================================== =================
              ====================================== =================
                       First $250 million                 0.660%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $250 million                 0.585%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $500 million                 0.510%
              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.410%

              ====================================== =================


         EIMC is entitled to receive from Special Equity Fund an annual fee based on the Fund's average daily net assets as follows:
              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                       First $250 million                 0.92%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $250 million                 0.85%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                        Next $500 million                 0.80%

              -------------------------------------- -----------------
              -------------------------------------- -----------------

                         Over $1 billion                  0.70%

              ====================================== =================


         EIMC is entitled to receive from Strategic Growth Fund an annual fee based on the Fund's average daily net assets as follows:


              ====================================== =================

                    Average Daily Net Assets               Fee

              ====================================== =================
              ====================================== =================

                       First $1.5 billion                 0.62%

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         Over $1.5 billion                  0.55%

              ====================================== =================


Advisory Fees Paid

         Below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods. Prior to May 11, 2001, amounts paid by Large Cap Equity Fund, Masters Fund, Special Equity Fund and Strategic Growth Fund were paid to each Fund's previous investment advisor.

  ============================================================= ========================= =====================
                                                                        Advisory                Advisory
  Fund/Fiscal Year or Period                                            Fee Paid               Fee Waived
  ------------------------------------------------------------- ------------------------- ---------------------
  -------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2003
  ------------------------------------------------------------- ------------------------- ---------------------
  Aggressive Growth Fund                                                $877,384                   $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Evergreen Fund                                                       $3,454,344                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Growth Fund                                                          $3,958,398                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Cap Equity Fund                                                $3,799,284               $615,185
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Company Growth Fund                                            $2,299,715                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Masters Fund                                                         $1,062,531                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Mid Cap Growth Fund                                                  $2,674,472                  $0

  ------------------------------------------------------------- ------------------------- ---------------------
  Omega Fund                                                           5,954,238                   $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund                                                  $2,643,202               $139,052

  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund                                                $6,299,473               $90,889
  ------------------------------------------------------------- ------------------------- ---------------------
  -------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2002
  ------------------------------------------------------------- ------------------------- ---------------------
  Aggressive Growth Fund                                               $1,147,562                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Evergreen Fund                                                       $6,008,661                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Growth Fund                                                          $3,493,525                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Cap Equity Fund                                                $4,864,516              $1,018,586
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Company Growth Fund                                            $2,783,259                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Masters Fund                                                         $1,661,052                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Mid Cap Growth Fund                                                  $3,004,428                  $0

  ------------------------------------------------------------- ------------------------- ---------------------
  Omega Fund                                                           $7,499,653                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund                                                  $2,494,215               $817,952

  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund                                                $4,084,762               $720,606
  ------------------------------------------------------------- ------------------------- ---------------------
  -------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2001
  ------------------------------------------------------------- ------------------------- ---------------------
  Aggressive Growth Fund                                               $1,673,374                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Evergreen Fund                                                       $9,478,140                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Growth Fund                                                          $4,071,397                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Cap Equity Fund                                               $ 6,025,956              $1,241,529
  ------------------------------------------------------------- ------------------------- ---------------------
  Large Company Growth Fund                                            $3,728,366                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Masters Fund                                                         $2,509,089                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Mid Cap Growth Fund                                                  $3,850,572                  $0
  ------------------------------------------------------------- ------------------------- ---------------------
  Omega Fund                                                           $9,521,411                  $0
  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund (a)                                              $ 607,642                $258,710

  ------------------------------------------------------------- ------------------------- ---------------------

  Special Equity Fund (b)                                             $ 2,390,755               $956,999

  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund (a)                                            $ 994,907                $74,301
  ------------------------------------------------------------- ------------------------- ---------------------
  Strategic Growth Fund (b)                                           $ 4,598,643               $318,766
  ============================================================= ========================= =====================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)  Year ended June 30, 2001.

Sub-Advisory Fees Paid


     OppenheimerFunds, Inc. (Oppenheimer) and MFS Investment Management (MFS) each manage, along with EIMC's Value Equity team and Large Cap Growth team, a segment of Masters Fund. EIMC pays Oppenheimer and MFS fees equal in the aggregate up to 0.50% of Masters Fund's average daily net assets.


     Below are the sub-advisory fees paid by the investment advisor to the sub-advisors for the last three fiscal years or periods.

================================================ ======================= ===========================
                                                                              Oppenheimer and
Fund/Fiscal Year or Period                                EIMC                      MFS
------------------------------------------------ ----------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Year or Period Ended September 30, 2003
----------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------------
Masters Fund                                            $206,531               $ 459,103 (a)
------------------------------------------------ ----------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Year or Period Ended September 30, 2002
----------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------------
Masters Fund                                           $ 251,649               $ 701,207 (b)
------------------------------------------------ ----------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Year or Period Ended September 30, 2001
----------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------- ---------------------------
Masters Fund                                          $121,252 (c)               $1,118,597
================================================ ======================= ===========================

(a) Marsico Capital Management, LLC (Marsico) acted as one of the Fund's sub-advisors until November 3, 2003.

(b)  Marsico  replaced  Putnam  Investment   Management,   LLC  as  one  of  the
     sub-advisors to Masters Fund, effective September 1, 2002.

(c) $121,252 was paid to EIMC for the three-month period ended September 30, 2001. The Fund changed one of its sub-advisors to EIMC on May 11, 2001.

     For the fiscal period from October 1, 2000 through May 11, 2001, Evergreen Asset Management Company acted as one of the sub-advisors to Masters Fund and was reimbursed $206,835 by the Fund's previous investment advisor for the costs of providing sub-advisory services.

Brokerage Commissions

     Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers, and brokerage commissions paid by the applicable Funds to Wachovia Securities LLC, an affiliated broker-dealer that places trades through its wholly-owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

============================================ =========================== ===========================
                                                                           Total Paid to Wachovia
        Fund/Fiscal Year or Period           Total Paid to All Brokers         Securities LLC
------------------------------------------------------------------------ ---------------------------
Fiscal Year or Period Ended September 30, 2003
------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                               $1,397,466                   $321,975
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $1,740,719                   $730,564
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                          $3,819,509                   $31,067
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Cap Equity Fund                                $1,403,245                   $165,025
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $2,509,511                   $939,403
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $450,448                    $51,045
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Mid Cap Growth Fund                                  $5,705,755                  $1,222,276

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $7,171,437                  $2,085,534
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Special Equity Fund                                  $2,644,645                   $74,624

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund                                $6,423,474                  $1,633,617
-------------------------------------------- --------------------------- ---------------------------
----------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended September 30, 2002
----------------------------------------------------------------------------------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                               $1,020,903                   $224,418
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $2,251,177                   $877,747
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                          $1,675,366                   $35,223
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Cap Equity Fund                                $1,793,031                   $74,659
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $1,964,618                   $761,968
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $754,272                    $28,651
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Mid Cap Growth Fund                                  $3,785,397                   $683,275

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $5,629,264                  $1,617,703
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Special Equity Fund                                  $2,501,274                   $84,384

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund                                $3,422,525                   $168,142
-------------------------------------------- --------------------------- ---------------------------
------------------------------------------------------------------------ ---------------------------
Fiscal Year or Period Ended September 30, 2001
------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                                $948,633                    $121,583
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $3,598,637                   $787,168
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                           $667,743                    $43,806
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Cap Equity Fund                                $1,614,942                   $76,342
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $2,379,822                   $557,365
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $373,399                    $15,088
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Mid Cap Growth Fund                                  $1,844,993                   $161,695

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $5,669,012                  $1,082,732
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Special Equity Fund (a)                               $281,302                    $29,739

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------

Special Equity Fund (b)                              $1,739,661                   $55,685

-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund (a)                             $524,475                    $65,858
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Strategic Growth Fund (b)                            $2,113,071                   $97,645
-------------------------------------------- --------------------------- ---------------------------
============================================ =========================== ===========================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)  Year ended June 30, 2001.

Percentage of Brokerage Commissions

     The tables below show, for the fiscal year or period ended September 30, 2003, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities LLC; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities LLC. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

========================================= ============================== =============================
                                                                                Percentage of
                                          Percentage of Commissions to   Commissionable Transactions
                                             Wachovia Securities LLC     through Wachovia Securities
                  Fund                                                               LLC
========================================= ============================== =============================
========================================= ============================== =============================
Aggressive Growth Fund                                23.0%                         53.9%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Evergreen Fund                                        42.0%                         38.4%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Growth Fund                                           0.8%                           3.1%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Large Cap Equity Fund                                 11.8%                          8.9%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Large Company Growth Fund                             37.4%                         35.0%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Masters Fund                                          12.6%                          8.7%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------

Mid Cap Growth Fund                                   21.4%                         60.5%

----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Omega Fund                                            29.1%                         78.9%
----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Special Equity Fund                                   2.8%                          17.3%

----------------------------------------- ------------------------------ -----------------------------
----------------------------------------- ------------------------------ -----------------------------
Strategic Growth Fund                                 25.4%                         27.1%
----------------------------------------- ------------------------------ -----------------------------
========================================= ============================== =============================

Portfolio Turnover

     The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

     Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

   ============================================== =========================== ============================
   Fund/Fiscal Year or Period                               Total              Underwriting Commissions
                                                   Underwriting Commissions            Retained
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Fiscal Year or Period Ended September 30, 2003
   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $220,985                     $10,761
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $162,612                     $5,402
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $429,861                     $19,199
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Cap Equity Fund                                   $42,343                      $3,106
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $239,908                     $10,571
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                            $116,031                     $8,593
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Mid Cap Growth Fund                                     $217,183                     $9,641

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                             $2,112,901                    $80,539
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund                                     $147,727                     $9,415

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund                                   $53,062                      $1,622
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------

   Fiscal Year or Period Ended September 30, 2002
   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $327,001                     $12,237
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $341,932                     $8,822
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $864,341                     $19,380
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Cap Equity Fund                                   $53,389                      $1,834
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $426,123                     $10,932
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                            $346,497                     $8,979
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Mid Cap Growth Fund                                     $368,859                     $9,165

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                             $5,133,634                    $97,983
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund                                     $431,900                     $7,756

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund                                   $33,213                       $695
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Fiscal Year or Period Ended September 30, 2001
   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $962,975                     $27,673
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $518,254                     $10,064
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $698,098                     $12,185
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Cap Equity Fund                                   $27,004                      $1,190
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $572,347                     $8,608
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                           $1,507,143                    $35,852
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Mid Cap Growth Fund                                     $566,663                     $8,506

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                            $14,899,699                   $180,188
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund (a)                                 $822,210                     $13,657

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------

   Special Equity Fund (b)                                $1,340,126                    $24,435

   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund (a)                                $5,086                       $219
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Strategic Growth Fund (b)                                $2,250                        $62
   ---------------------------------------------- --------------------------- ----------------------------
   ============================================== =========================== ============================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)  Year ended June 30, 2001.

12b-1 Fees

     Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 2003. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

====================================== =============== ================================== ================================ =========
                                          Class A                   Class B                           Class C               Class IS
Fund
======================================
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
                                        Service Fees     Distribution        Service        Distribution       Service       Service
                                                             Fees             Fees              Fees            Fees          Fees
====================================== =============== ================= ================ ================= ============== =========
Aggressive Growth Fund                    $299,349         $316,564         $105,522          $47,530          $15,844         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Evergreen Fund                            $253,741        $1,096,403        $365,468          $29,952          $9,984          N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Growth Fund                               $156,333         $112,905          $37,635         $1,522,570       $507,523         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Large Cap Equity Fund                     $103,304         $79,436           $26,479           $5,309          $1,770        $2,152
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Large Company Growth Fund                $1,110,767        $189,402          $63,134          $53,325          $17,775         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Masters Fund                              $157,819         $441,267         $147,089          $41,129          $13,709         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------

Mid Cap Growth Fund                      $1,397,544        $173,790          $57,930          $37,111          $12,370         N/A

-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
Omega Fund                               $1,100,952       $4,039,049       $1,346,349         $936,545        $312,182         N/A
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------

Special Equity Fund                       $95,472          $223,157          $74,386          $114,396         $38,132       $6,238

-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
 Strategic Growth Fund                     $9,240           $8,171           $2,724            $7,562          $2,520        $34,582
-------------------------------------- --------------- ----------------- ---------------- ----------------- -------------- ---------
====================================== =============== ================= ================ ================= ============== =========

Trustee Compensation

     Listed below is the Trustee compensation paid by the Domestic Equity Funds I (the "Fund group") within Evergreen Equity Trust and Evergreen Select Equity Trust for the fiscal year ended September 30, 2003 and by the Trusts and the nine other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in
Part 2 of this SAI.

======================================== ================================= ====================================
                                         Aggregate Compensation from the       Total Compensation from the
                                          Fund Group for the fiscal year     Evergreen Fund Complex for the
                                                 ended 9/30/2003            twelve months ended 12/31/2003(1)

                Trustee
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Laurence B. Ashkin(2)                                 $3,116                             $70,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Charles A. Austin, III                                $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Arnold H. Dreyfuss(2)                                 $3,116                             $70,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
K. Dun Gifford                                        $7,893                            $178,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
James S. Howell(3)                                     $653                                $0
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Leroy Keith Jr.                                       $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Gerald M. McDonnell                                   $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Thomas L. McVerry(4)                                  $2,485                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
William Walt Pettit                                   $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
David M. Richardson                                   $6,626                            $153,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Russell A. Salton, III                                $7,383                            $163,500
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Michael S. Scofield                                   $8,804                            $193,500
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Richard J. Shima                                      $7,135                            $168,000
---------------------------------------- --------------------------------- ------------------------------------
---------------------------------------- --------------------------------- ------------------------------------
Richard K. Wagoner                                    $6,626                            $153,000
======================================== ================================= ====================================

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin:  $91,800
                  McVerry: $22,500
                  Pettit:  $153,000
                  Shima    $58,800

(2)  As of December 31, 2003, Mr. Ashkin and Mr.  Dreyfuss'  three-year terms as
     Trustee Emeriti expired.  They received  compensation  through December 31,
     2003.
(3) As of December 31, 2002, Mr. Howell's three-year term as Trustee Emeritus expired. Mr. Howell received compensation through December 31, 2002.
(4)  On February 3, 2003, Mr. McVerry resigned. He received compensation through
     February 2003.

                                   PERFORMANCE

Total Return

     Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 2003. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

  =================== ==================== ===================== ==================== =====================
                                                                 Ten Years or Since
                                                                   Inception Date
  Fund/Class               One Year             Five Years            Of Class           Inception Date
                                                                                            Of Class
  =================== ==================== ===================== ==================== =====================
  =========================================================================================================
  Aggressive Growth Fund (1)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   20.40%                4.08%                 7.05%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  20.40%                1.31%                 5.38%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  13.26%                2.87%                 5.75%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   21.90%                4.36%                 7.06%         7/7/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   25.91%                4.55%                 7.04%         8/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   28.24%                5.63%                 7.94%         7/11/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  Evergreen Fund (3)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   10.78%                -5.34%                4.28%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   11.73%                -5.13%                4.26%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   15.63%                -4.89%                4.26%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   17.83%                -3.94%                5.18%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   17.83%                -5.52%                3.34%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   11.59%                -3.18%                4.00%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------
  Growth Fund (4)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   24.49%                6.02%                 8.28%         6/5/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   25.93%                6.20%                 8.24%         10/18/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   30.10%                6.48%                 8.23%         4/15/1985
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C+                  30.10%                4.06%                 5.01%         4/15/1985
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C+                  19.56%                4.43%                 5.22%         4/15/1985
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   32.35%                7.54%                 8.74%         11/19/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  Large Cap Equity Fund (5)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   16.52%                0.36%                 7.38%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  16.31%                -1.86%                4.20%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  10.72%                -0.20%                4.83%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   17.68%                0.54%                 6.60%         11/7/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   21.67%                0.91%                 7.67%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   24.04%                1.80%                 8.22%         2/21/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  23.64%                1.56%                 8.01%         6/30/2000
  =================== ==================== ===================== ==================== =====================
  ---------------------------------------------------------------------------------------------------------
  Large Company Growth Fund (2)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   11.07%                -1.29%                6.00%         1/20/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   12.00%                -1.11%                6.18%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                  12.00%                -3.49%                3.19%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                   7.80%                -1.20%                4.22%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   16.23%                -0.85%                6.19%         1/22/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   18.32%                -0.03%                6.63%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Masters Fund
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A                   15.54%                 N/A                 -5.33%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A+                  15.54%                 N/A                 -6.34%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A+                  10.10%                 N/A                 -4.86%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class B                   16.88%                 N/A                 -5.17%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class C                   20.70%                 N/A                 -4.85%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class I                   23.13%                 N/A                 -3.90%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------


  Mid Cap Growth Fund (2)

  ---------------------------------------------------------------------------------------------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class A             34.49%              7.10%                 4.44%                 1/20/1998

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class B             36.55%              7.41%                 4.64%                 9/11/1935

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class B+            36.55%              3.99%                 1.51%                 9/11/1935

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------


  (after taxes on distributions)

  ---------------------------------------------------------------------------------------------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class B+            23.76%              5.11%                 2.61%                 9/11/1935

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------


  (after taxes on distributions and sale of Fund shares)

  ---------------------------------------------------------------------------------------------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class C             40.05%              7.57%                 4.64%                 1/26/1998

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ------------------- ------------------- --------------------- --------------------- ---------------------


  Class I             42.90%              8.59%                 5.20%                 1/26/1998

  ------------------- ------------------- --------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Omega Fund (6)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   18.97%                2.38%                 7.24%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  18.97%                1.58%                 5.36%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  12.33%                1.89%                 5.32%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   20.30%                2.49%                 7.00%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   24.30%                2.82%                 7.01%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   26.55%                3.86%                 8.03%         1/13/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class R                   26.24%                3.60%                 7.87%         10/10/2003
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Special Equity Fund (7)

  ------------------- --------------------- ------------------- --------------------- ---------------------


  Class A             35.24%                11.51%              10.44%                8/30/1999

  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------


  Class B             37.43%                11.92%              10.79%                8/30/1999

  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------


  Class C             41.30%                12.15%              10.78%                8/30/1999
  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class I             43.93%                13.14%              11.38%                3/15/1994

  ------------------- --------------------- ------------------- ---------------------
  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class I+            43.93%                10.52%              7.87%                 3/15/1994
  ---------------------------------------------------------------------------------------------------------

  (after taxes on distributions)
  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class I+            28.55%                10.08%              7.80%                 3/15/1994
  ---------------------------------------------------------------------------------------------------------

  (after taxes on distributions and sale of Fund shares)

  ------------------- --------------------- ------------------- --------------------- ---------------------

  Class IS            43.48%                12.89%              11.16%                3/15/1994

  ---------------------------------------------------------------------------------------------------------

  Strategic Growth Fund (8)

  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   10.89%                1.60%                10.80%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   11.72%                2.22%                11.33%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   15.77%                2.47%                11.33%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   17.93%                2.95%                11.63%         11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  17.88%                0.33%                  N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  11.68%                2.00%                  N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  17.68%                2.69%                11.34%         2/27/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class R                   17.93%                2.95%                11.63%         10/10/2003
  ------------------- -------------------- --------------------- -------------------- ---------------------
  =================== ==================== ===================== ==================== =====================

(1) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(4) Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(5) Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C, and 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Classes I and IS would have been higher.

(6) Historical performance shown for Classes B, C, I and R prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B, C and R would have been lower while returns for Class I would have been higher.

(7)  Historical  performance  shown  for  Classes  A,  B and C  prior  to  their inception is based on (1) Class IS shares from 7/27/1998 to their inception, (2) the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and (3) the original class of shares of the fund's predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to 7/27/1998 is based on the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and the original class of shares of the fund's predecessor fund from 3/15/1994 to 2/20/1995, and reflects the same 0.25% 12b-1 fee applicable to Class IS.

(8) Historical performance shown for Classes A, B, C, IS and R prior to their inception is based on the fund's Class I shares, the original class offered. Historical performance shown for Class I prior to 11/24/1997 is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C, 0.25% for Class IS and 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A as of September 30, 2003. For more information, see "Pricing of Shares" in
Part 2 of this SAI.

       ========================================= =============== =================== ===================
                                    Net Asset
       Fund                                        Value Per        Sales Charge       Offering Price
                                                     Value                               Per Share
       ========================================= =============== =================== ===================
       ========================================= =============== =================== ===================
       Aggressive Growth Fund                        $14.40            5.75%               $15.28
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Evergreen Fund                                $10.48            5.75%               $11.12
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Growth Fund                                   $14.08            5.75%               $14.94
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Large Cap Equity Fund                         $11.93            5.75%               $12.66
       ----------------------------------------- --------------- ------------------- -------------------
       Large Company Growth Fund                     $5.52             5.75%               $5.86
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Masters Fund                                  $6.99             5.75%               $7.42
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------

       Mid Cap Growth Fund                           $4.25             5.75%               $4.51

       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Omega Fund                                    $21.07            5.75%               $22.36
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------

       Special Equity Fund                           $10.86            5.75%               $11.52

       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Strategic Growth Fund                         $22.16            5.75%               $23.51
       ----------------------------------------- --------------- ------------------- -------------------
       ========================================= =============== =================== ===================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

                =================================== ============================
                     Average Daily Net Assets                  Administrative
                      of the Evergreen Funds                  Service Fee Rates
                =================================== ============================
                =================================== ============================
                        First $50 billion                          0.100%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                         Next $25 billion                          0.090%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                         Next $25 billion                          0.080%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                         Next $25 billion                          0.075%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                   On assets over $125 billion                     0.050%
                =================================== ============================

     Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.


           ==================================================== =============================
                                                                Administrative Fee Paid
           Fund/Fiscal Year or Period
           ==================================================== =============================
           ==================================================================================
           Year or Period Ended September 30, 2003
           ----------------------------------------------------------------------------------
           ---------------------------------------------------- -----------------------------
           Aggressive Growth Fund                               $168,728
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Evergreen Fund                                       $460,579
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Growth Fund                                          $565,485
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Cap Equity Fund                                $668,859
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Company Growth Fund                            $439,005
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Masters Fund                                         $122,130
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Mid Cap Growth Fund                                  $535,035

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Omega Fund                                           $1,072,494
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Special Equity Fund                                  $302,419

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund                                $1,030,704
           ---------------------------------------------------- -----------------------------
           ----------------------------------------------------------------------------------
           Year or Period Ended September 30, 2002
           ----------------------------------------------------------------------------------
           ---------------------------------------------------- -----------------------------
           Aggressive Growth Fund                               $220,685
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Evergreen Fund                                       $805,797
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Growth Fund                                          $565,192
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Cap Equity Fund                                $891,379
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Company Growth Fund                            $566,212
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Masters Fund                                         $190,926
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Mid Cap Growth Fund                                  $626,602

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Omega Fund                                           $1,448,086
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Special Equity Fund                                  $360,018

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund                                $775,059
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------------------------------------
           Year or Period Ended September 30, 2001
           ----------------------------------------------------------------------------------
           ---------------------------------------------------- -----------------------------
           Aggressive Growth Fund                               $321,803
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Evergreen Fund                                       $1,211,711
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Growth Fund                                          $872,442
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Cap Equity Fund                                $1,101,134
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Large Company Growth Fund                            $829,823
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Masters Fund                                         $288,401
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Mid Cap Growth Fund                                  $863,504

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Omega Fund                                           $1,942,242
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Special Equity Fund (a)                              $94,169

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------

           Special Equity Fund (b)                              $364,190

           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund (a)                            $172,453
           ---------------------------------------------------- -----------------------------
           ---------------------------------------------------- -----------------------------
           Strategic Growth Fund (b)                            $793,131
           ---------------------------------------------------- -----------------------------
           ==================================================== =============================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective July 31, 2001
(b)  Year Ended June 30, 2001.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

   -------------------------------------- ----------------- --------------------
                                          Annual Fee Per     Annual Fee Per
                                           Open Account*     Closed Account**
   Fund Type
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Monthly Dividend Funds                      $26.75              $9.00
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Quarterly Dividend Funds                    $25.75              $9.00
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Semiannual Dividend Funds                   $24.75              $9.00
   -------------------------------------- ----------------- --------------------
   -------------------------------------- ----------------- --------------------
   Annual Dividend Funds                       $24.75              $9.00
   -------------------------------------- ----------------- --------------------
* For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical tax information.

Distributor

     Evergreen  Investment  Services,  Inc., 90 Park Avenue,  New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Registered Public Accounting Firm

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

     State  Street  Bank  and  Trust  Company,  225  Franklin  Street,   Boston,
Massachusetts 02110, keeps custody of the Funds' securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

     The audited financial statements and the reports thereon are incorporated by reference to each Fund's Annual Report, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                   Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

     The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

     The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

     These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or
(2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v)  Federal National Mortgage Association; and

         (vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

     Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

     The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

     Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

     The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

     The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

     As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

     The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

     The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

     Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

     The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

     The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

     The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

     The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

     The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

     The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

     The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

     The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

     The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

     The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

     The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

     The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

     The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

     The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

     The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

     Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

     The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

     The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

     The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

     The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

     The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american   Development   Bank  and  World  Bank  (formerly  known  as  the
International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

     As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

     The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

     The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

     (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

     (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

     (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

     (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect
(a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

     The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

     The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

     The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

     Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

     A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

     The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

     The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

     The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

     The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

     A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

     The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

     The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

     An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

     As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

     Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

     Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

     The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

     In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

     For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

     The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

     Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

     REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

     Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

     The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

     The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

     The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

     For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

     When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

     The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

     Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

     The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


                        PURCHASE AND REDEMPTION OF SHARES


     You may buy shares of the Fund through Evergreen Investment Services,  Inc.
(EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.


Class A Shares

     The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------

Equity and International Funds                       Your Investment              As a % of NAV     As a % of your

                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

     There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

     No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

     In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.


Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:


                                            Maximum Contingent
                                           Deferred Sales Charge

Years Held
1                                                  5.00%
2                                                  4.00%
3                                                  3.00%
4                                                  3.00%
5                                                  2.00%
6                                                  1.00%
Thereafter                                         0.00%
8                                           Converts to Class A
Dealer Allowance                                   4.00%



     Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.


     A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

     In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.


Class C Shares


         The Fund offers Class C shares without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:

                                                     Maximum
                                                    Contingent
                                                  Deferred Sales
Years Held                                            Charge

1                                                     1.00%



Thereafter                                            0.00%


     There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund.


     For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)


     No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.


Class R Shares


     Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.


Class S and Class S1 Shares

     Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.


Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

     Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

     The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund. Your shares age one year on the same day of the next year and each year thereafter. For example, if you purchase Class B shares on January 2nd, a redemption of any of those sharees will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer back to the section entitled "Purchase and Redemption of Shares," for the complete schedule of each class' maximum contingent deferred sales charge.

     The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

     If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

     You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

     You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

     Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

     You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

     With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

     Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

     As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

     The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.



                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

     Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:


                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

     Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
      ATVD = ending redeemable value of
             the initial $1,000, after taxes on
             fund distributions but not after
             taxes on redemption.


Return After Taxes on Distributions and Redemption

     Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

     The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1


Tax Equivalent Yield

     If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

     EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

     All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

     EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.


     The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.


         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.



                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

     The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.


     Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.


                            -------------------------- -------------------------
                                                            Current Maximum
                         Class 12b-1 Fees Allowed Under
                                                               the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

     Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.


         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:


         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.


     The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

     In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

     Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

     Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.


     Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

     Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

     In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

     All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or
(ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

     EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

     The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

     EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

     In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:


                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
*    Evergreen  Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
**   Evergreen  Adjustable  Rate Fund and  Evergreen  Ultra  Short Bond Fund pay
     0.25% to investment firms for all amounts over $1,000,000.

         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

     EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

     EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

     No  commissions  are  paid  on  sales  of  any  Class  I,   Administrative,
Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

     The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

     Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

     From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains.
Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

     Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

     If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

     The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

     Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

     Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% (20% for sales before May 6, 2003) for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

     Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

     If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

     If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

     When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

     The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund's investment advisor. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

     When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

     The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

     Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

     On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

     If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

     The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings;
(13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

     Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

     The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

     The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended September
30, 2003, the Executive Committee held nineteen committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

     The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended September 30, 2003, the Audit Committee held four committee meetings.


     The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David
M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended September 30, 2003, the Performance Committee held four committee meetings.

     Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.


Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen

                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former

DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Retired Senior
DOB: 1/10/52                                         Resident Superior Court Judge, 26th
                                                     Judicial District, Charlotte, NC

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of

K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company

                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix

Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund

                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former

DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former

William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash

                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI

DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health

III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;

                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------





-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor

DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts

CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee             Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================

Shirley L. Fulton             None

----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================

K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000

----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------

============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
*    In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred
     Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Dennis H. Ferro                  President                President, Chief Executive Officer and Chief Investment
401 S. Tryon                                              Officer, Evergreen Investment  Company, Inc. and Executive
Charlotte, NC 28288                                       Vice President, Wachovia Bank, N.A.

DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                      Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o    Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    Have  failed  to  act  on  takeover   offers  where  the  majority  of  the
     shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.



Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff


VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                                   PRO FORMA

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                  Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 96.8%
CONSUMER DISCRETIONARY 9.5%
Auto Components 0.3%
Autoliv, Inc.                                                               0     $          0           49,100     $  2,066,619
Lear Corp.                                                                  0                0           34,400        1,896,472
                                                                                  ------------                      ------------
                                                                                             0                         3,963,091

Hotels, Restaurants & Leisure 1.0%
International Game Technology                                               0                0           90,000        2,910,600
Starbucks Corp. *                                                           0                0           62,300        2,925,608
                                                                                  ------------                      ------------
                                                                                             0                         5,836,208

Household Durables 0.3%
Matsushita Electric Industrial Co., Ltd.                                    0                0                0                0
Pulte Homes, Inc.                                                           0                0           44,100        2,409,183
Sharp Corp.                                                                 0                0                0                0
                                                                                  ------------                      ------------
                                                                                             0                         2,409,183

Internet & Catalog Retail 0.6%
Amazon.com, Inc. * p                                                        0                0           35,300        1,373,876
eBay, Inc. *                                                                0                0           19,900        1,558,767
                                                                                  ------------                      ------------
                                                                                             0                         2,932,643

Media 2.5%
Comcast Corp., Class A *                                              226,274        6,199,907           92,981        2,547,680
Liberty Media Corp., Class A *                                              0                0                0                0
New York Times Co., Class A                                                 0                0                0                0
News Corp., Ltd., ADR                                                       0                0                0                0
Time Warner, Inc. *                                                   381,929        6,359,118                0                0
Viacom, Inc., Class A p                                                     0                0           13,867          472,171
Viacom, Inc., Class B                                                 176,120        5,915,871          133,000        4,467,470
                                                                                  ------------                      ------------
                                                                                    18,474,896                         7,487,321

Multi-line Retail 0.9%
Nordstrom, Inc.                                                             0                0           82,900        3,639,310
Target Corp.                                                          101,416        4,421,738           36,700        1,600,120
                                                                                  ------------                      ------------
                                                                                     4,421,738                         5,239,430

Specialty Retail 2.4%
Best Buy Co., Inc.                                                     87,985        4,237,357           64,300        3,096,688
Gap, Inc. p                                                           220,071        4,995,612                0                0
Home Depot, Inc.                                                      129,000        4,349,880                0                0
Lowe's Companies, Inc.                                                 77,600        3,780,672           87,200        4,248,384
Staples, Inc.                                                         103,300        2,983,304           96,269        2,780,249
TBC Corp. * p                                                          82,241        1,968,027                0                0
                                                                                  ------------                      ------------
                                                                                    22,314,852                        10,125,321

Textiles, Apparel & Luxury Goods 1.5%
Coach, Inc. *                                                               0                0                0                0
Jones Apparel Group, Inc.                                                   0                0                0                0
Liz Claiborne, Inc.                                                         0                0                0                0
Nike, Inc., Class B                                                   117,313        8,529,828           46,500        3,381,015
Polo Ralph Lauren Corp., Class A                                      163,967        5,404,353           73,097        2,409,277
                                                                                  ------------                      ------------
                                                                                    13,934,181                         5,790,292

CONSUMER STAPLES 7.8%
Beverages 2.3%
Anheuser-Busch Companies, Inc.                                         79,647        4,133,679          105,850        5,493,615
Coca-Cola Co.                                                          85,008        3,728,451          117,000        5,131,620
PepsiCo, Inc.                                                          93,435        4,671,750           90,400        4,520,000
                                                                                  ------------                      ------------
                                                                                    12,533,880                        15,145,235


                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined        Combined
                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 96.8%
CONSUMER DISCRETIONARY 9.5%
Auto Components 0.3%
Autoliv, Inc.                                                               0                0           49,100        2,066,619
Lear Corp.                                                                  0                0           34,400        1,896,472
                                                                                  ------------                      ------------
                                                                                             0                         3,963,091

Hotels, Restaurants & Leisure 1.0%
International Game Technology                                         124,000        4,010,160          214,000        6,920,760
Starbucks Corp. *                                                     134,000        6,292,640          196,300        9,218,248
                                                                                  ------------                      ------------
                                                                                    10,302,800                        16,139,008

Household Durables 0.3%
Matsushita Electric Industrial Co., Ltd.                              115,000        1,532,301          115,000        1,532,301
Pulte Homes, Inc.                                                           0                0           44,100        2,409,183
Sharp Corp.                                                            50,000          722,334           50,000          722,334
                                                                                  ------------                      ------------
                                                                                     2,254,635                         4,663,818

Internet & Catalog Retail 0.6%
Amazon.com, Inc. * p                                                   68,000        2,646,560          103,300        4,020,436
eBay, Inc. *                                                           52,000        4,073,160           71,900        5,631,927
                                                                                  ------------                      ------------
                                                                                     6,719,720                         9,652,363

Media 2.5%
Comcast Corp., Class A *                                              165,308        4,430,254          484,563       13,177,841
Liberty Media Corp., Class A *                                        312,704        2,651,730          312,704        2,651,730
New York Times Co., Class A                                            20,423          849,597           20,423          849,597
News Corp., Ltd., ADR                                                 105,070        3,338,074          105,070        3,338,074
Time Warner, Inc. *                                                   287,953        4,794,417          669,882       11,153,535
Viacom, Inc., Class A p                                                     0                0           13,867          472,171
Viacom, Inc., Class B                                                       0                0          309,120       10,383,341
                                                                                  ------------                      ------------
                                                                                    16,064,072                        42,026,289

Multi-line Retail 0.9%
Nordstrom, Inc.                                                             0                0           82,900        3,639,310
Target Corp.                                                          100,000        4,360,000          238,116       10,381,858
                                                                                  ------------                      ------------
                                                                                     4,360,000                        14,021,168

Specialty Retail 2.4%
Best Buy Co., Inc.                                                     69,000        3,323,040          221,285       10,657,085
Gap, Inc. p                                                                 0                0          220,071        4,995,612
Home Depot, Inc.                                                      113,000        3,810,360          242,000        8,160,240
Lowe's Companies, Inc.                                                      0                0          164,800        8,029,056
Staples, Inc.                                                               0                0          199,569        5,763,553
TBC Corp. * p                                                               0                0           82,241        1,968,027
                                                                                  ------------                      ------------
                                                                                     7,133,400                        39,573,573

Textiles, Apparel & Luxury Goods 1.5%
Coach, Inc. *                                                          51,000        2,182,290           51,000        2,182,290
Jones Apparel Group, Inc.                                              11,759          439,199           11,759          439,199
Liz Claiborne, Inc.                                                    83,368        3,017,088           83,368        3,017,088
Nike, Inc., Class B                                                         0                0          163,813       11,910,843
Polo Ralph Lauren Corp., Class A                                            0                0          237,064        7,813,630
                                                                                  ------------                      ------------
                                                                                     5,638,577                        25,363,050

CONSUMER STAPLES 7.8%
Beverages 2.3%
Anheuser-Busch Companies, Inc.                                         45,877        2,381,016          231,374       12,008,310
Coca-Cola Co.                                                          54,600        2,394,756          256,608       11,254,827
PepsiCo, Inc.                                                         110,968        5,548,400          294,803       14,740,150
                                                                                  ------------                      ------------
                                                                                    10,324,172                        38,003,287

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                  Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing 2.6%
BJ's Wholesale Club, Inc. *                                           261,953        6,106,125           81,300        1,895,103
CVS Corp.                                                             264,484       11,073,945          114,300        4,785,741
SUPERVALU, Inc.                                                             0                0                0                0
Wal-Mart Stores, Inc.                                                  65,798        3,487,952          154,725        8,201,972
                                                                                  ------------                      ------------
                                                                                    20,668,022                        14,882,816

Food Products 0.6%
General Mills, Inc.                                                   141,306        6,344,639                0                0
H.J. Heinz Co.                                                              0                0                0                0
Kellogg Co.                                                                 0                0                0                0
                                                                                  ------------                      ------------
                                                                                     6,344,639                                 0

Household Products 1.2%
Kimberly-Clark Corp.                                                        0                0                0                0
Procter & Gamble Co.                                                  143,474        7,482,169          107,100        5,585,265
                                                                                  ------------                      ------------
                                                                                     7,482,169                         5,585,265

Tobacco 1.1%
Altria Group, Inc.                                                    275,952       13,135,315           24,700        1,175,720
                                                                                  ------------                      ------------

ENERGY 7.5%
Energy Equipment & Services 0.2%
Halliburton Co.                                                             0                0                0                0
Schlumberger, Ltd.                                                          0                0                0                0
                                                                                  ------------                      ------------
                                                                                             0                                 0

Oil & Gas 7.3%
Apache Corp.                                                          113,800        5,295,114           82,900        3,857,337
BP plc, ADR                                                           401,523       22,629,836          121,300        6,836,468
Burlington Resources, Inc.                                                  0                0                0                0
ChevronTexaco Corp.                                                         0                0                0                0
ConocoPhillips p                                                      131,237       10,337,539                0                0
Devon Energy Corp.                                                          0                0                0                0
EOG Resources, Inc.                                                         0                0                0                0
Exxon Mobil Corp.                                                     649,438       30,068,979          177,718        8,228,343
Marathon Oil Corp.                                                          0                0                0                0
XTO Energy, Inc.                                                            0                0                0                0
                                                                                  ------------                      ------------
                                                                                    68,331,468                        18,922,148

FINANCIALS 20.6%
Capital Markets 2.7%
Bank of New York Co., Inc.                                            221,075        6,351,485                0                0
Goldman Sachs Group, Inc.                                              24,400        2,151,836           32,200        2,839,718
Legg Mason, Inc.                                                       48,965        3,845,711                0                0
Merrill Lynch & Co., Inc.                                             123,800        6,155,336                0                0
Morgan Stanley                                                         84,406        4,163,748           86,281        4,256,242
State Street Corp. p                                                   46,003        1,969,388                0                0
T. Rowe Price Group, Inc. p                                            95,600        4,418,632                0                0
                                                                                  ------------                      ------------
                                                                                    29,056,136                         7,095,960

Commercial Banks 5.7%
Bank of America Corp.                                                 315,427       26,814,449          112,070        9,527,071
Comerica, Inc. p                                                       86,699        5,069,290                0                0
U.S. Bancorp                                                          306,222        8,666,083          137,580        3,893,514
Wells Fargo & Co.                                                     221,356       12,708,048           60,250        3,458,952
Zions Bancorp                                                               0                0           35,400        2,141,700
                                                                                  ------------                      ------------
                                                                                    53,257,870                        19,021,237

Consumer Finance 1.6%
American Express Co.                                                  152,600        7,668,150           90,400        4,542,600
Capital One Financial Corp.                                            65,431        4,535,677           43,000        2,980,760
                                                                                  ------------                      ------------
                                                                                    12,203,827                         7,523,360


                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined        Combined
                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing 2.6%
BJ's Wholesale Club, Inc. *                                                 0                0          343,253        8,001,228
CVS Corp.                                                              65,000        2,721,550          443,784       18,581,236
SUPERVALU, Inc.                                                        54,813        1,565,459           54,813        1,565,459
Wal-Mart Stores, Inc.                                                  42,380        2,246,564          262,903       13,936,488
                                                                                  ------------                      ------------
                                                                                     6,533,573                        42,084,411

Food Products 0.6%
General Mills, Inc.                                                         0                0          141,306        6,344,639
H.J. Heinz Co.                                                         53,521        1,974,390           53,521        1,974,390
Kellogg Co.                                                            38,595        1,607,868           38,595        1,607,868
                                                                                  ------------                      ------------
                                                                                     3,582,258                         9,926,897

Household Products 1.2%
Kimberly-Clark Corp.                                                   32,571        2,086,824           32,571        2,086,824
Procter & Gamble Co.                                                   99,932        5,211,454          350,506       18,278,888
                                                                                  ------------                      ------------
                                                                                     7,298,278                        20,365,712

Tobacco 1.1%
Altria Group, Inc.                                                     89,170        4,244,492          389,822       18,555,527
                                                                                  ------------                      ------------

ENERGY 7.5%
Energy Equipment & Services 0.2%
Halliburton Co.                                                        45,229        1,436,021           45,229        1,436,021
Schlumberger, Ltd.                                                     35,000        2,251,200           35,000        2,251,200
                                                                                  ------------                      ------------
                                                                                     3,687,221                         3,687,221

Oil & Gas 7.3%
Apache Corp.                                                           53,860        2,506,106          250,560       11,658,557
BP plc, ADR                                                            43,560        2,455,042          566,383       31,921,346
Burlington Resources, Inc.                                             65,000        2,481,050           65,000        2,481,050
ChevronTexaco Corp.                                                    24,894        2,381,111           24,894        2,381,111
ConocoPhillips p                                                       37,252        2,934,340          168,489       13,271,879
Devon Energy Corp.                                                     32,188        2,236,744           32,188        2,236,744
EOG Resources, Inc.                                                    28,720        1,825,156           28,720        1,825,156
Exxon Mobil Corp.                                                     182,013        8,427,202        1,009,169       46,724,524
Marathon Oil Corp.                                                     64,165        2,417,095           64,165        2,417,095
XTO Energy, Inc.                                                      167,965        5,022,153          167,965        5,022,153
                                                                                  ------------                      ------------
                                                                                    32,685,999                       119,939,615

FINANCIALS 20.6%
Capital Markets 2.7%
Bank of New York Co., Inc.                                                  0                0          221,075        6,351,485
Goldman Sachs Group, Inc.                                                   0                0           56,600        4,991,554
Legg Mason, Inc.                                                            0                0           48,965        3,845,711
Merrill Lynch & Co., Inc.                                              74,148        3,686,639          197,948        9,841,975
Morgan Stanley                                                         85,830        4,233,994          256,517       12,653,984
State Street Corp. p                                                        0                0           46,003        1,969,388
T. Rowe Price Group, Inc. p                                                 0                0           95,600        4,418,632
                                                                                  ------------                      ------------
                                                                                     7,920,633                        44,072,729

Commercial Banks 5.7%
Bank of America Corp.                                                 101,742        8,649,087          529,239       44,990,607
Comerica, Inc. p                                                            0                0           86,699        5,069,290
U.S. Bancorp                                                          176,220        4,987,026          620,022       17,546,623
Wells Fargo & Co.                                                      99,907        5,735,661          381,513       21,902,661
Zions Bancorp                                                          23,000        1,391,500           58,400        3,533,200
                                                                                  ------------                      ------------
                                                                                    20,763,274                        93,042,381

Consumer Finance 1.6%
American Express Co.                                                  133,447        6,705,712          376,447       18,916,462
Capital One Financial Corp.                                                 0                0          108,431        7,516,437
                                                                                  ------------                      ------------
                                                                                     6,705,712                        26,432,899

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                  Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financials 4.4%
Citigroup, Inc.                                                       567,826       25,035,448          241,766       10,659,463
JPMorgan Chase & Co.                                                  356,184       13,296,349          128,576        4,799,742
                                                                                  ------------                      ------------
                                                                                    38,331,797                        15,459,205

Insurance 3.6%
ACE, Ltd.                                                             123,600        5,016,924                0                0
Allstate Corp.                                                              0                0                0                0
American International Group, Inc.                                    103,397        7,304,998          156,716       11,071,985
Chubb Corp.                                                            56,608        3,893,498                0                0
Hartford Financial Services Group, Inc. p                             122,000        7,942,200           65,300        4,251,030
Mitsui Marine & Fire Insurance Co., Ltd.                                    0                0                0                0
Prudential Financial, Inc.                                            141,538        6,590,010                0                0
SAFECO Corp.                                                                0                0                0                0
                                                                                  ------------                      ------------
                                                                                    30,747,630                        15,323,015

Real Estate 0.3%
Global Signal, Inc. REIT *                                            220,000        4,521,000                0                0
                                                                                  ------------                      ------------

Thrifts & Mortgage Finance 2.3%
Countrywide Financial Corp.                                                 0                0           27,300        1,968,330
Fannie Mae p                                                          252,441       17,913,214           67,400        4,782,704
PMI Group, Inc.                                                       153,736        6,338,535                0                0
Sovereign Bancorp, Inc.                                                     0                0                0                0
Washington Mutual, Inc.                                                     0                0                0                0
                                                                                  ------------                      ------------
                                                                                    24,251,749                         6,751,034

HEALTH CARE 11.9%
Biotechnology 0.8%
Amgen, Inc. *                                                          54,500        3,099,960           66,000        3,754,080
Biogen Idec, Inc. *                                                         0                0                0                0
Genentech, Inc. *                                                           0                0           22,440        1,092,379
Gilead Sciences, Inc. *                                                     0                0                0                0
                                                                                  ------------                      ------------
                                                                                     3,099,960                         4,846,459

Health Care Equipment & Supplies 3.0%
Alcon, Inc. *                                                               0                0                0                0
Baxter International, Inc.                                            195,215        5,870,115           46,600        1,401,262
Boston Scientific Corp. *                                                   0                0           26,649        1,019,591
Medtronic, Inc.                                                             0                0           44,400        2,205,348
Millipore Corp. *                                                     120,461        6,347,090           52,000        2,739,880
St. Jude Medical, Inc. *                                                    0                0           28,900        1,968,957
Stryker Corp.                                                          92,041        4,388,515                0                0
Thermo Electron Corp. *                                                     0                0                0                0
Zimmer Holdings, Inc. *                                                     0                0           30,300        2,312,193
                                                                                  ------------                      ------------
                                                                                    16,605,720                        11,647,231

Health Care Providers & Services 2.4%
Aetna, Inc.                                                            78,947        6,773,653           42,900        3,680,820
AmerisourceBergen Corp.                                                     0                0                0                0
Anthem, Inc. * p                                                            0                0           32,800        2,705,016
Caremark Rx, Inc. *                                                   202,174        6,166,307          109,600        3,342,800
HCA, Inc.                                                             207,082        8,003,719                0                0
                                                                                  ------------                      ------------
                                                                                    20,943,679                         9,728,636


                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined        Combined
                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financials 4.4%
Citigroup, Inc.                                                       289,913       12,782,264        1,099,505       48,477,175
JPMorgan Chase & Co.                                                  147,946        5,522,824          632,706       23,618,915
                                                                                  ------------                      ------------
                                                                                    18,305,088                        72,096,090

Insurance 3.6%
ACE, Ltd.                                                                   0                0          123,600        5,016,924
Allstate Corp.                                                         71,854        3,382,886           71,854        3,382,886
American International Group, Inc.                                     78,697        5,559,943          338,810       23,936,926
Chubb Corp.                                                                 0                0           56,608        3,893,498
Hartford Financial Services Group, Inc. p                                   0                0          187,300       12,193,230
Mitsui Marine & Fire Insurance Co., Ltd.                              250,000        2,312,009          250,000        2,312,009
Prudential Financial, Inc.                                                  0                0          141,538        6,590,010
SAFECO Corp.                                                           52,761        2,482,933           52,761        2,482,933
                                                                                  ------------                      ------------
                                                                                    13,737,771                        59,808,416

Real Estate 0.3%
Global Signal, Inc. REIT *                                                  0                0          220,000        4,521,000
                                                                                  ------------                      ------------

Thrifts & Mortgage Finance 2.3%
Countrywide Financial Corp.                                                 0                0           27,300        1,968,330
Fannie Mae p                                                                0                0          319,841       22,695,918
PMI Group, Inc.                                                             0                0          153,736        6,338,535
Sovereign Bancorp, Inc.                                               112,979        2,459,553          112,979        2,459,553
Washington Mutual, Inc.                                               130,628        5,068,366          130,628        5,068,366
                                                                                  ------------                      ------------
                                                                                     7,527,919                        38,530,702

HEALTH CARE 11.9%
Biotechnology 0.8%
Amgen, Inc. *                                                               0                0          120,500        6,854,040
Biogen Idec, Inc. *                                                    35,000        2,100,000           35,000        2,100,000
Genentech, Inc. *                                                      42,000        2,044,560           64,440        3,136,939
Gilead Sciences, Inc. *                                                17,000        1,098,880           17,000        1,098,880
                                                                                  ------------                      ------------
                                                                                     5,243,440                        13,189,859

Health Care Equipment & Supplies 3.0%
Alcon, Inc. *                                                          15,000        1,149,000           15,000        1,149,000
Baxter International, Inc.                                                  0                0          241,815        7,271,377
Boston Scientific Corp. *                                                   0                0           26,649        1,019,591
Medtronic, Inc.                                                       121,964        6,057,952          166,364        8,263,300
Millipore Corp. *                                                      60,000        3,161,400          232,461       12,248,370
St. Jude Medical, Inc. *                                               50,000        3,406,500           78,900        5,375,457
Stryker Corp.                                                          80,800        3,852,544          172,841        8,241,059
Thermo Electron Corp. *                                                31,435          808,508           31,435          808,508
Zimmer Holdings, Inc. *                                                35,000        2,670,850           65,300        4,983,043
                                                                                  ------------                      ------------
                                                                                    21,106,754                        49,359,705

Health Care Providers & Services 2.4%
Aetna, Inc.                                                            52,000        4,461,600          173,847       14,916,073
AmerisourceBergen Corp.                                                32,226        1,742,138           32,226        1,742,138
Anthem, Inc. * p                                                            0                0           32,800        2,705,016
Caremark Rx, Inc. *                                                    70,000        2,135,000          381,774       11,644,107
HCA, Inc.                                                                   0                0          207,082        8,003,719
                                                                                  ------------                      ------------
                                                                                     8,338,738                        39,011,053


Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                  Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 5.7%
Abbott Laboratories                                                   102,983        4,052,381                0                0
Allergan, Inc.                                                              0                0           16,062        1,214,930
Eli Lilly & Co.                                                        69,430        4,424,080                0                0
Johnson & Johnson                                                     258,738       14,300,449          127,890        7,068,480
Merck & Co., Inc.                                                     149,306        6,771,027           81,800        3,709,630
Pfizer, Inc.                                                          520,028       16,620,095          277,882        8,881,109
Schering-Plough Corp.                                                       0                0                0                0
Wyeth                                                                       0                0           80,400        2,846,160
                                                                                  ------------                      ------------
                                                                                    46,168,032                        23,720,309

INDUSTRIALS 14.2%
Aerospace & Defense 2.3%
Boeing Co.                                                                  0                0                0                0
Honeywell International, Inc.                                         118,728        4,465,360                0                0
Lockheed Martin Corp.                                                 156,595        8,297,969           99,700        5,283,103
Northrop Grumman Corp.                                                      0                0                0                0
United Technologies Corp. p                                            65,842        6,156,227           46,600        4,357,100
                                                                                  ------------                      ------------
                                                                                    18,919,556                         9,640,203

Airlines 0.4%
Southwest Airlines Co.                                                279,797        4,048,663          190,900        2,762,323
                                                                                  ------------                      ------------

Building Products 0.9%
American Standard Companies, Inc. *                                         0                0           78,300        2,966,787
Masco Corp.                                                           280,648        8,486,795           81,000        2,449,440
                                                                                  ------------                      ------------
                                                                                     8,486,795                         5,416,227

Commercial Services & Supplies 0.6%
Apollo Group, Inc., Class A *                                               0                0                0                0
Career Education Corp. *                                                    0                0                0                0
Cendant Corp.                                                               0                0          138,700        3,173,456
                                                                                  ------------                      ------------
                                                                                             0                         3,173,456

Electrical Equipment 0.2%
Cooper Industries, Ltd., Class A                                            0                0                0                0
                                                                                  ------------                      ------------

Industrial Conglomerates 4.5%
3M Co.                                                                      0                0                0                0
Allete, Inc.                                                          175,000        4,851,000                0                0
General Electric Co.                                                  524,545       17,441,121          450,350       14,974,137
Tyco International, Ltd.                                              230,300        7,139,300          165,200        5,121,200
                                                                                  ------------                      ------------
                                                                                    29,431,421                        20,095,337

Machinery 5.3%
AGCO Corp. * p                                                        327,633        6,854,082                0                0
Caterpillar, Inc.                                                      59,600        4,380,004                0                0
Danaher Corp. p                                                       148,808        7,537,125                0                0
Deere & Co.                                                           113,661        7,139,047           71,100        4,465,791
Donaldson Co., Inc. p                                                 310,663        8,272,956                0                0
Dover Corp. p                                                         217,047        8,612,425           96,700        3,837,056
Illinois Tool Works, Inc.                                                   0                0                0                0
Ingersoll-Rand Co., Ltd., Class A                                           0                0                0                0
ITT Industries, Inc.                                                   58,851        4,705,138                0                0
Navistar International Corp. * p                                      105,865        3,805,847                0                0
Oshkosh Truck Corp.                                                    55,645        2,947,516                0                0
SPX Corp. p                                                            81,078        3,320,144                0                0
Timken Co.                                                            261,717        6,501,050                0                0
                                                                                  ------------                      ------------
                                                                                    64,075,334                         8,302,847


                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined        Combined
                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 5.7%
Abbott Laboratories                                                    53,333        2,098,653          156,316        6,151,034
Allergan, Inc.                                                              0                0           16,062        1,214,930
Eli Lilly & Co.                                                        20,000        1,274,400           89,430        5,698,480
Johnson & Johnson                                                           0                0          386,628       21,368,929
Merck & Co., Inc.                                                     103,065        4,673,998          334,171       15,154,655
Pfizer, Inc.                                                          274,184        8,762,921        1,072,094       34,264,125
Schering-Plough Corp.                                                  95,000        1,848,700           95,000        1,848,700
Wyeth                                                                 142,246        5,035,508          222,646        7,881,668
                                                                                  ------------                      ------------
                                                                                    23,694,180                        93,582,521

INDUSTRIALS 14.2%
Aerospace & Defense 2.3%
Boeing Co.                                                             26,000        1,319,500           26,000        1,319,500
Honeywell International, Inc.                                          69,555        2,615,963          188,283        7,081,323
Lockheed Martin Corp.                                                  40,000        2,119,600          296,295       15,700,672
Northrop Grumman Corp.                                                 64,108        3,372,081           64,108        3,372,081
United Technologies Corp. p                                                 0                0          112,442       10,513,327
                                                                                  ------------                      ------------
                                                                                     9,427,144                        37,986,903

Airlines 0.4%
Southwest Airlines Co.                                                      0                0          470,697        6,810,986
                                                                                  ------------                      ------------

Building Products 0.9%
American Standard Companies, Inc. *                                         0                0           78,300        2,966,787
Masco Corp.                                                            45,000        1,360,800          406,648       12,297,035
                                                                                  ------------                      ------------
                                                                                     1,360,800                        15,263,822

Commercial Services & Supplies 0.6%
Apollo Group, Inc., Class A *                                          35,000        2,924,250           35,000        2,924,250
Career Education Corp. *                                               36,000        1,217,160           36,000        1,217,160
Cendant Corp.                                                         123,000        2,814,240          261,700        5,987,696
                                                                                  ------------                      ------------
                                                                                     6,955,650                        10,129,106

Electrical Equipment 0.2%
Cooper Industries, Ltd., Class A                                       66,000        3,753,420           66,000        3,753,420
                                                                                  ------------                      ------------

Industrial Conglomerates 4.5%
3M Co.                                                                 32,408        2,669,123           32,408        2,669,123
Allete, Inc.                                                                0                0          175,000        4,851,000
General Electric Co.                                                  348,015       11,571,499        1,322,910       43,986,757
Tyco International, Ltd.                                              317,351        9,837,881          712,851       22,098,381
                                                                                  ------------                      ------------
                                                                                    24,078,503                        73,605,261

Machinery 5.3%
AGCO Corp. * p                                                              0                0          327,633        6,854,082
Caterpillar, Inc.                                                      31,000        2,278,190           90,600        6,658,194
Danaher Corp. p                                                             0                0          148,808        7,537,125
Deere & Co.                                                           103,892        6,525,456          288,653       18,130,294
Donaldson Co., Inc. p                                                       0                0          310,663        8,272,956
Dover Corp. p                                                               0                0          313,747       12,449,481
Illinois Tool Works, Inc.                                              23,928        2,165,963           23,928        2,165,963
Ingersoll-Rand Co., Ltd., Class A                                      37,676        2,587,964           37,676        2,587,964
ITT Industries, Inc.                                                        0                0           58,851        4,705,138
Navistar International Corp. * p                                            0                0          105,865        3,805,847
Oshkosh Truck Corp.                                                         0                0           55,645        2,947,516
SPX Corp. p                                                                 0                0           81,078        3,320,144
Timken Co.                                                                  0                0          261,717        6,501,050
                                                                                  ------------                      ------------
                                                                                    13,557,573                        85,935,754


Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                  Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 13.9%
Communications Equipment 3.0%
Cisco Systems, Inc. *                                                 304,158        6,344,736          343,100        7,157,066
Corning, Inc. *                                                       512,196        6,330,743          160,000        1,977,600
Juniper Networks, Inc. *                                                    0                0                0                0
Lucent Technologies, Inc. * p                                       1,251,830        3,818,081                0                0
Motorola, Inc.                                                        256,752        4,090,059                0                0
QUALCOMM, Inc.                                                              0                0           31,000        2,141,480
                                                                                  ------------                      ------------
                                                                                    20,583,619                        11,276,146

Computers & Peripherals 2.8%
Dell, Inc. *                                                                0                0          145,000        5,143,150
Hewlett-Packard Co.                                                   197,236        3,974,305          153,024        3,083,434
International Business Machines Corp.                                  57,700        5,023,939           56,200        4,893,334
Lexmark International, Inc., Class A *                                 70,962        6,280,137           26,700        2,362,950
NEC Corp.                                                                   0                0                0                0
                                                                                  ------------                      ------------
                                                                                    15,278,381                        15,482,868

Electronic Equipment & Instruments 0.1%
Ingram Micro, Inc., Class A *                                               0                0                0                0
                                                                                  ------------                      ------------

Internet Software & Services 0.2%
Yahoo!, Inc. *                                                              0                0                0                0
                                                                                  ------------                      ------------

IT Services 1.0%
Accenture, Ltd., Class A *                                                  0                0          145,900        3,593,517
Cognizant Technology Solutions Corp., Class A *                             0                0           79,800        2,198,490
First Data Corp.                                                      118,400        5,281,824                0                0
                                                                                  ------------                      ------------
                                                                                     5,281,824                         5,792,007

Office Electronics 0.0%
Canon, Inc.                                                                 0                0                0                0
                                                                                  ------------                      ------------

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp. *                                                        226,000        4,705,320          116,850        2,432,817
Broadcom Corp., Class A *                                                   0                0                0                0
Intel Corp.                                                           220,868        5,384,762          161,850        3,945,903
Texas Instruments, Inc.                                               166,860        3,559,124          138,550        2,955,272
                                                                                  ------------                      ------------
                                                                                    13,649,206                         9,333,992

Software 4.8%
Cadence Design Systems, Inc. *                                        252,510        3,401,310                0                0
Intuit, Inc. *                                                        136,018        5,092,514           48,100        1,800,864
Microsoft Corp.                                                       581,577       16,551,681          434,900       12,377,254
Oracle Corp. *                                                      1,456,000       15,302,560          643,750        6,765,812
                                                                                  ------------                      ------------
                                                                                    40,348,065                        20,943,930


                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined        Combined
                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 13.9%
Communications Equipment 3.0%
Cisco Systems, Inc. *                                                 268,100        5,592,566          915,358       19,094,368
Corning, Inc. *                                                       370,000        4,573,200        1,042,196       12,881,543
Juniper Networks, Inc. *                                               45,000        1,033,200           45,000        1,033,200
Lucent Technologies, Inc. * p                                               0                0        1,251,830        3,818,081
Motorola, Inc.                                                        125,000        1,991,250          381,752        6,081,309
QUALCOMM, Inc.                                                         68,000        4,697,440           99,000        6,838,920
                                                                                  ------------                      ------------
                                                                                    17,887,656                        49,747,421

Computers & Peripherals 2.8%
Dell, Inc. *                                                           99,000        3,511,530          244,000        8,654,680
Hewlett-Packard Co.                                                   176,225        3,550,934          526,485       10,608,673
International Business Machines Corp.                                  43,618        3,797,819          157,518       13,715,092
Lexmark International, Inc., Class A *                                 47,500        4,203,750          145,162       12,846,837
NEC Corp.                                                             115,000          717,621          115,000          717,621
                                                                                  ------------                      ------------
                                                                                    15,781,654                        46,542,903

Electronic Equipment & Instruments 0.1%
Ingram Micro, Inc., Class A *                                         138,593        1,974,950          138,593        1,974,950
                                                                                  ------------                      ------------

Internet Software & Services 0.2%
Yahoo!, Inc. *                                                         83,000        2,556,400           83,000        2,556,400
                                                                                  ------------                      ------------

IT Services 1.0%
Accenture, Ltd., Class A *                                             90,000        2,216,700          235,900        5,810,217
Cognizant Technology Solutions Corp., Class A *                             0                0           79,800        2,198,490
First Data Corp.                                                       67,872        3,027,770          186,272        8,309,594
                                                                                  ------------                      ------------
                                                                                     5,244,470                        16,318,301

Office Electronics 0.0%
Canon, Inc.                                                            15,000          732,660           15,000          732,660
                                                                                  ------------                      ------------

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp. *                                                         50,000        1,041,000          392,850        8,179,137
Broadcom Corp., Class A *                                              75,000        2,652,000           75,000        2,652,000
Intel Corp.                                                           233,959        5,703,920          616,677       15,034,585
Texas Instruments, Inc.                                                50,000        1,066,500          355,410        7,580,896
                                                                                  ------------                      ------------
                                                                                    10,463,420                        33,446,618

Software 4.8%
Cadence Design Systems, Inc. *                                              0                0          252,510        3,401,310
Intuit, Inc. *                                                              0                0          184,118        6,893,378
Microsoft Corp.                                                       444,501       12,650,498        1,460,978       41,579,433
Oracle Corp. *                                                        401,074        4,215,288        2,500,824       26,283,660
                                                                                  ------------                      ------------
                                                                                    16,865,786                        78,157,781


Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                  Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
MATERIALS 6.3%
Chemicals 3.3%
Air Products & Chemicals, Inc.                                        166,235        8,602,661           83,500        4,321,125
Dow Chemical Co.                                                      225,825        9,008,159           61,600        2,457,224
Ecolab, Inc.                                                          213,508        6,511,994                0                0
Lyondell Chemical Co. p                                               272,510        4,954,232                0                0
Monsanto Co.                                                                0                0                0                0
PPG Industries, Inc.                                                   82,272        4,849,935           44,205        2,605,885
Praxair, Inc.                                                         107,458        4,239,218                0                0
                                                                                  ------------                      ------------
                                                                                    38,166,199                         9,384,234

Containers & Packaging 0.4%
Pactiv Corp. *                                                        262,149        6,181,473                0                0
                                                                                  ------------                      ------------

Metals & Mining 1.9%
Alcoa, Inc.                                                           131,055        4,197,692          105,200        3,369,556
Freeport-McMoRan Copper & Gold, Inc., Class B                         129,509        4,513,389                0                0
Inco, Ltd. *                                                                0                0                0                0
Massey Energy Co.                                                     234,456        6,482,708                0                0
Peabody Energy Corp.                                                        0                0                0                0
Phelps Dodge Corp. p                                                   66,000        5,144,040                0                0
                                                                                  ------------                      ------------
                                                                                    20,337,829                         3,369,556

Paper & Forest Products 0.7%
International Paper Co.                                                     0                0                0                0
Weyerhaeuser Co. p                                                    108,985        6,757,070           32,900        2,039,800
                                                                                  ------------                      ------------
                                                                                     6,757,070                         2,039,800

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.7%
ALLTEL Corp.                                                                0                0                0                0
SBC Communications, Inc.                                              255,800        6,481,972                0                0
Verizon Communications, Inc.                                          173,000        6,667,420          159,650        6,152,911
                                                                                  ------------                      ------------
                                                                                    13,149,392                         6,152,911

Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., Class A *                                      0                0                0                0


                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined        Combined
                                                                     Shares       Market Value         Shares       Market Value
--------------------------------------------------------------------------------------------------------------------------------
MATERIALS 6.3%
Chemicals 3.3%
Air Products & Chemicals, Inc.                                         50,000        2,587,500          299,735       15,511,286
Dow Chemical Co.                                                            0                0          287,425       11,465,383
Ecolab, Inc.                                                                0                0          213,508        6,511,994
Lyondell Chemical Co. p                                                     0                0          272,510        4,954,232
Monsanto Co.                                                           63,065        2,286,737           63,065        2,286,737
PPG Industries, Inc.                                                   25,000        1,473,750          151,477        8,929,570
Praxair, Inc.                                                               0                0          107,458        4,239,218
                                                                                  ------------                      ------------
                                                                                     6,347,987                        53,898,420

Containers & Packaging 0.4%
Pactiv Corp. *                                                              0                0          262,149        6,181,473
                                                                                  ------------                      ------------

Metals & Mining 1.9%
Alcoa, Inc.                                                                 0                0          236,255        7,567,248
Freeport-McMoRan Copper & Gold, Inc., Class B                          78,986        2,752,662          208,495        7,266,051
Inco, Ltd. *                                                           46,000        1,535,020           46,000        1,535,020
Massey Energy Co.                                                           0                0          234,456        6,482,708
Peabody Energy Corp.                                                   32,627        1,832,985           32,627        1,832,985
Phelps Dodge Corp. p                                                   25,794        2,010,384           91,794        7,154,424
                                                                                  ------------                      ------------
                                                                                     8,131,051                        31,838,436

Paper & Forest Products 0.7%
International Paper Co.                                                78,563        3,396,279           78,563        3,396,279
Weyerhaeuser Co. p                                                          0                0          141,885        8,796,870
                                                                                  ------------                      ------------
                                                                                     3,396,279                        12,193,149

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.7%
ALLTEL Corp.                                                           44,599        2,319,148           44,599        2,319,148
SBC Communications, Inc.                                                    0                0          255,800        6,481,972
Verizon Communications, Inc.                                          192,200        7,407,388          524,850       20,227,719
                                                                                  ------------                      ------------
                                                                                     9,726,536                        29,028,839

Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., Class A *                                116,113        2,642,732          116,113        2,642,732
                                                                                  ------------                      ------------


Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2004

                                                                    Growth and Income Fund                   Blue Chip Fund
---------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares       Market Value          Shares       Market Value
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES 3.2%
Electric Utilities 2.7%
Cinergy Corp. p                                                        60,700        2,321,775                 0                0
E.ON AG                                                                68,000        4,837,473                 0                0
Enel                                                                  725,000        5,713,222                 0                0
Entergy Corp.                                                               0                0                 0                0
Exelon Corp.                                                          146,200        5,102,380                 0                0
FirstEnergy Corp.                                                     134,409        5,255,392                 0                0
PG&E Corp. *                                                                0                0                 0                0
Pinnacle West Capital Corp. p                                          40,000        1,620,000                 0                0
Scottish and Southern Energy plc                                      150,000        1,960,590                 0                0
TERNA SpA *                                                           650,000        1,391,987                 0                0
TXU Corp.                                                             164,800        6,535,968                 0                0
                                                                                --------------                     --------------
                                                                                    34,738,787                                  0

Multi-Utilities & Unregulated Power 0.5%
Dominion Resources, Inc.                                               61,600        3,909,136                 0                0
ONEOK, Inc.                                                                 0                0           105,000        2,205,000
Public Service Enterprise Group, Inc. p                                62,300        2,429,700                 0                0
                                                                                --------------                     --------------
                                                                                     6,338,836                          2,205,000
                                                                                --------------                     --------------
    Total Common Stocks (cost $720,547,157, $324,957,820,
        $379,231,824 and $1,424,736,801, respectively)                             812,601,010                        355,981,956
                                                                                --------------                     --------------

SHORT-TERM INVESTMENTS 7.3%
MUTUAL FUND SHARES 7.3%
Evergreen Institutional U.S. Government Money Market Fund o        10,715,727       10,715,727        12,566,319       12,566,319
Navigator Prime Portfolio pp                                       75,225,619       75,225,619         2,977,028        2,977,028
                                                                                --------------                     --------------
    Total Short-Term Investments (cost $85,941,346,
        $15,543,347, $17,857,915 and $119,342,608,
        respectively)                                                               85,941,346                         15,543,347
                                                                                --------------                     --------------
Total Investments (cost $806,488,503, $340,501,167,
    $397,089,739 and $1,544,079,409, respectively) 104.1%                          898,542,356                        371,525,303
Other Assets & Liabilities (4.1%)                                                  (62,919,077)                          (182,322)
                                                                                --------------                     --------------
Net Assets 100.0%                                                               $  835,623,279                     $  371,342,981
                                                                                ==============                     ==============

                                                                       Evergreen Fund           Growth and Income Fund Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined         Combined
                                                                     Shares       Market Value         Shares        Market Value
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES 3.2%
Electric Utilities 2.7%
Cinergy Corp. p                                                             0                0            60,700        2,321,775
E.ON AG                                                                     0                0            68,000        4,837,473
Enel                                                                        0                0           725,000        5,713,222
Entergy Corp.                                                          47,729        2,744,418            47,729        2,744,418
Exelon Corp.                                                          117,266        4,092,583           263,466        9,194,963
FirstEnergy Corp.                                                           0                0           134,409        5,255,392
PG&E Corp. *                                                           88,659        2,530,328            88,659        2,530,328
Pinnacle West Capital Corp. p                                               0                0            40,000        1,620,000
Scottish and Southern Energy plc                                            0                0           150,000        1,960,590
TERNA SpA *                                                                 0                0           650,000        1,391,987
TXU Corp.                                                                   0                0           164,800        6,535,968
                                                                                --------------                     --------------
                                                                                     9,367,329                         44,106,116

Multi-Utilities & Unregulated Power 0.5%
Dominion Resources, Inc.                                                    0                0            61,600        3,909,136
ONEOK, Inc.                                                                 0                0           105,000        2,205,000
Public Service Enterprise Group, Inc. p                                     0                0            62,300        2,429,700
                                                                                --------------                     --------------
                                                                                             0                          8,543,836
                                                                                --------------                     --------------
    Total Common Stocks (cost $720,547,157, $324,957,820,
        $379,231,824 and $1,424,736,801, respectively)                             424,424,706                      1,593,007,672
                                                                                --------------                     --------------

SHORT-TERM INVESTMENTS 7.3%
MUTUAL FUND SHARES 7.3%
Evergreen Institutional U.S. Government Money Market Fund o        13,635,840       13,635,840        36,917,886       36,917,886
Navigator Prime Portfolio pp                                        4,222,075        4,222,075        82,424,722       82,424,722
                                                                                --------------                     --------------
    Total Short-Term Investments (cost $85,941,346,
        $15,543,347, $17,857,915 and $119,342,608,
        respectively)                                                               17,857,915                        119,342,608
                                                                                --------------                     --------------
Total Investments (cost $806,488,503, $340,501,167,
    $397,089,739 and $1,544,079,409, respectively) 104.1%                          442,282,621                      1,712,350,280
Other Assets & Liabilities (4.1%)                                                   (4,552,585)                       (67,653,984)
                                                                                --------------                     --------------
Net Assets 100.0%                                                               $  437,730,036                     $1,644,696,296
                                                                                ==============                     ==============
---------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security
p     All or a portion of this security is on loan.
o Evergreen Investment Management Company, LLC is the investment advisor to both the Funds and the money market fund.
pp    Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR   American Depository Receipt
REIT  Real Estate Investment Trust

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
July 31, 2004

                                                                  Growth and          Blue Chip          Evergreen
                                                                  Income Fund           Fund                Fund
---------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
   (cost $806,488,503, $340,501,167, $397,089,739 and
   $1,544,079,409, respectively) including $73,339,488,
   $2,922,343, $4,143,658 and $80,405,489, respectively
   of securities loaned                                        $   898,542,356    $   371,525,303    $   442,282,621
Receivable for securities sold                                      21,472,900          2,888,520          1,069,149
Receivable for Fund shares sold                                         59,748             86,754              8,688
Dividends receivable                                                 1,441,007            401,756            467,384
Receivable for securities lending income                                 1,562                183                297
Prepaid expenses and other assets                                       13,426             37,339             29,880
---------------------------------------------------------------------------------------------------------------------
     Total assets                                                  921,530,999        374,939,855        443,858,019
---------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     7,898,234                  0          1,098,373
Payable for Fund shares redeemed                                     2,375,127            503,374            474,822
Payable for securities on loan                                      75,225,619          2,977,028          4,222,075
Advisory fee payable                                                    35,982             12,488                  0
Distribution Plan expenses payable                                      40,827             19,527                  0
Due to other related parties                                           142,141             16,792                  0
Accrued expenses and other liabilities                                 189,790             67,665            332,713
---------------------------------------------------------------------------------------------------------------------
     Total liabilities                                              85,907,720          3,596,874          6,127,983
---------------------------------------------------------------------------------------------------------------------
Net assets                                                     $   835,623,279    $   371,342,981    $   437,730,036
=====================================================================================================================

Net assets represented by
Paid-in capital                                                $   812,577,457    $   540,567,185    $   562,933,452
Undistributed (overdistributed) net investment loss                    (78,464)           (23,160)        (1,070,272)
Accumulated net realized losses on securities, written
  options and foreign currency related transactions                (68,929,351)      (200,225,180)      (169,325,923)
Net unrealized gains on securities and foreign currency
   related transactions                                             92,053,637         31,024,136         45,192,779
---------------------------------------------------------------------------------------------------------------------
Total net assets                                               $   835,623,279    $   371,342,981    $   437,730,036
=====================================================================================================================

Class A
Net assets                                                     $   364,223,900    $   185,257,118    $   136,416,527
Shares of beneficial interest outstanding                           17,468,892          8,082,407         11,777,867
Net asset value                                                $         20.85    $         22.92    $         11.58
Maximum offering price (based on sales charge of 5.75%)        $         22.12    $         24.32    $         12.29

Class B
Net assets                                                     $   272,326,071    $   173,194,574    $    81,927,592
Shares of beneficial interest outstanding                           13,808,908          7,941,163          7,583,261
Net asset value                                                $         19.72    $         21.81    $         10.80

Class C
Net assets                                                     $   115,868,395    $     9,321,776    $     4,140,004
Shares of beneficial interest outstanding                            5,874,866            426,274            383,928
Net asset value                                                $         19.72    $         21.87    $         10.78

Class I
Net assets                                                     $    83,204,913    $     3,569,513    $   215,245,913
Shares of beneficial interest outstanding                            3,932,105            155,018         18,049,095
Net asset value                                                $         21.16    $         23.03    $         11.93


                                                                                        Growth and Income
                                                                    Adjustments          Fund Pro Forma
---------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
   (cost $806,488,503, $340,501,167, $397,089,739 and
   $1,544,079,409, respectively) including $73,339,488,
   $2,922,343, $4,143,658 and $80,405,489, respectively
   of securities loaned                                                                  $ 1,712,350,280
Receivable for securities sold                                                                25,430,569
Receivable for Fund shares sold                                                                  155,190
Dividends receivable                                                                           2,310,147
Receivable for securities lending income                                                           2,042
Prepaid expenses and other assets                                                                 80,645
---------------------------------------------------------------------------------------------------------
     Total assets                                                                          1,740,328,873
---------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                                               8,996,607
Payable for Fund shares redeemed                                                               3,353,323
Payable for securities on loan                                                                82,424,722
Advisory fee payable                                                                              48,470
Distribution Plan expenses payable                                                                60,354
Due to other related parties                                                                     158,933
Accrued expenses and other liabilities                                                           590,168
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                        95,632,577
---------------------------------------------------------------------------------------------------------
Net assets                                                                               $ 1,644,696,296
=========================================================================================================

Net assets represented by
Paid-in capital                                                                          $ 1,916,078,094
Undistributed (overdistributed) net investment loss                                           (1,171,896)
Accumulated net realized losses on securities, written
   options and foreign currency related transactions                                        (438,480,454)
Net unrealized gains on securities and foreign currency
   related transactions                                                                      168,270,552
---------------------------------------------------------------------------------------------------------
Total net assets                                                                         $ 1,644,696,296
=========================================================================================================

Class A
Net assets                                                                               $   685,897,545
Shares of beneficial interest outstanding                             (4,432,251) a           32,896,915
Net asset value                                                                          $         20.85
Maximum offering price (based on sales charge of 5.75%)                                  $         22.12

Class B
Net assets                                                                               $   527,448,237
Shares of beneficial interest outstanding                             (2,587,881) a           26,745,451
Net asset value                                                                          $         19.72

Class C
Net assets                                                                               $   129,330,175
Shares of beneficial interest outstanding                               (127,650) a            6,557,418
Net asset value                                                                          $         19.72

Class I
Net assets                                                                               $   302,020,339
Shares of beneficial interest outstanding                             (7,863,298) a           14,272,920
Net asset value                                                                          $         21.16


a Reflects the impact of converting shares of the target fund into shares of the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Twelve Months Ended July 31, 2004

Growth and Blue Chip Evergreen Income Fund Fund Fund
---------------------------------------------------------------------------------------------------------------------
Investment income
Dividends (net of foreign witholding taxes of $166,714,
   $12,533, $30,346 and $209,593, respectively)                $    14,629,589    $     5,396,413    $     6,772,239
---------------------------------------------------------------------------------------------------------------------
Expenses
Advisory fee                                                         5,168,720          2,178,409          3,428,060
Distribution Plan expenses
   Class A                                                             833,625            628,470            389,813
   Class B                                                           2,991,640          1,917,552          1,113,220
   Class C                                                             904,360            101,450             44,846
Administrative services fee                                            759,143            417,179            475,292
Transfer agent fees                                                  3,955,685          2,188,959          2,246,006
Trustees' fees and expenses                                              9,785             11,611              7,370
Printing and postage expenses                                          128,207             72,091             89,171
Custodian and accounting fees                                          193,786            101,670            148,388
Registration and filing fees                                            68,900             59,265             45,253
Professional fees                                                       31,372             21,597             25,977
Interest expense                                                             0                308                  0
Other                                                                   35,107             22,613            (16,524)
---------------------------------------------------------------------------------------------------------------------
Total expenses                                                      15,080,330          7,721,174          7,996,872
Less:  Expense reductions                                               (3,142)            (1,242)            (1,187)
       Fee waivers and expense reimbursements                         (296,569)          (134,479)          (156,492)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                        14,780,619          7,585,453          7,839,193
---------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (151,030)        (2,189,040)        (1,066,954)

Net realized and unrealized gains or losses on securities
   and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                       80,036,899         31,648,451         39,275,892
   Foreign currency related transactions                                36,538                  0             (4,967)
---------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and foreign
   currency related transactions                                    80,073,437         31,648,451         39,270,925
Net change in unrealized gains or losses on securities
   and foreign currency related transactions                       (17,019,284)         5,267,399          8,687,512
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and foreign currency related transactions                        63,054,153         36,915,850         47,958,437
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $    62,903,123    $    34,726,810    $    46,891,483
=====================================================================================================================


                                                                                          Growth and Income
                                                                   Adjustments             Fund Pro Forma
-----------------------------------------------------------------------------------------------------------

Investment income
Dividends (net of foreign witholding taxes of $166,714,
   $12,533, $30,346 and $209,593, respectively)                                            $    26,798,241
-----------------------------------------------------------------------------------------------------------
Expenses
Advisory fee                                                          (1,409,751) a              9,365,438
Distribution Plan expenses
   Class A                                                                                       1,851,908
   Class B                                                                                       6,022,412
   Class C                                                                                       1,050,656
Administrative services fee                                                                      1,651,614
Transfer agent fees                                                      189,400  b              8,580,050
Trustees' fees and expenses                                                                         28,766
Printing and postage expenses                                            (81,969) c                207,500
Custodian and accounting fees                                                                      443,844
Registration and filing fees                                             (89,009) c                 84,409
Professional fees                                                        (23,500) c                 55,446
Interest expense                                                                                       308
Other                                                                     (6,089) c                 35,107
-----------------------------------------------------------------------------------------------------------
Total expenses                                                        (1,420,918)               29,377,458
Less:  Expense reductions                                                                           (5,571)
       Fee waivers and expense reimbursements                         (1,900,787)d              (2,488,327)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                          (3,321,705)               26,883,560
-----------------------------------------------------------------------------------------------------------
Net investment loss                                                    3,321,705                   (85,319)

Net realized and unrealized gains or losses on securities
   and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                                                  150,961,242
   Foreign currency related transactions                                                            31,571
-----------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and foreign
   currency related transactions                                                               150,992,813
Net change in unrealized gains or losses on securities
   and foreign currency related transactions                                                    (3,064,373)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and foreign currency related transactions                                                   147,928,440
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   3,321,705           $   147,843,121
===========================================================================================================

a Reflects a decrease based on the combined asset level of the surviving fund and the impact of the Board approved advisory fee rate reductions for the full twelve month period.
b Reflects an increase based upon the per account charges of the surviving fund.
c Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
d  Reflects an adjustment for fee waivers necessary for the surviving fund.


             See Notes to Pro Forma Combining Financial Statements.

Evergreen Growth and Income Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)

      1.    Basis of Combination

            The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Growth and Income Fund ("Growth and Income Fund"), Evergreen Blue Chip Fund ("Blue Chip Fund") and Evergreen Fund at July 31, 2004 and for the period then ended.

            The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Blue Chip Fund and Evergreen Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Blue Chip Fund and Evergreen Fund by Growth and Income Fund, in exchange for Class A, Class B, Class C and Class I shares of Growth and Income Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Growth and Income Fund to the Class A, Class B, Class C and Class I shareholders of Blue Chip Fund and Evergreen Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Blue Chip Fund and Evergreen Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Growth and Income Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that Blue Chip Fund and Evergreen Fund Class A, Class B, Class C and Class I are exchanged for Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund.

            The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

            The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Blue Chip Fund and Evergreen Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Growth and Income Fund. As of July 31, 2004, securities held by Blue Chip Fund and Evergreen Fund would comply with the compliance guidelines and investment restriction of Growth and Income Fund.

            After the Reorganization, Growth and Income Fund will be the accounting and performance survivor. Growth and Income Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Blue Chip Fund and Evergreen Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund's shareholder approval.

            The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

      2.    Significant Accounting Policies

            The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

            a.    Valuation of investments

                  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

                  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                  Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

            b.    Federal taxes

                  The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

                  Growth and Income Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

      3.    Shares of Beneficial Interest

            The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class I shares of Growth and Income Fund which would have been issued at July 31, 2004 in connection with the proposed Reorganization. Class A, Class B, Class C and Class I shareholders of Blue Chip Fund and Evergreen Fund would have received Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund based on conversion ratios determined on July 31, 2004. The conversion ratios are calculated by dividing the net asset value per share of each of Class A, Class B, Class C and Class I of Blue Chip Fund and Evergreen Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Growth and Income Fund.

      4.    Pro Forma Operations

            The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the three funds and applying those rates to the average net assets of Growth and Income Fund for the twelve months ended July 31, 2004 and to the average net assets of Blue Chip Fund and Evergreen Fund for the twelve months ended July 31, 2004. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. As a result of Board Approved changes to the investment advisory fee rates, effective April 1, 2004, Growth and Income Fund paid the investment advisor a reduced rate for its advisory services. The Pro Forma combined advisory fees have been adjusted to reflect the reduced advisory fee rates for the twelve months ended July 31, 2004.

                      SEMI-ANNUAL REPORT OF BLUE CHIP FUND

                                JANUARY 31, 2004

                   [GRAPHIC OMITTED] Evergreen Blue Chip Fund

       Evergreen Blue Chip Fund: Semiannual Report as of January 31, 2004

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
16 STATEMENT OF ASSETS AND LIABILITIES
17 STATEMENT OF OPERATIONS
18 STATEMENTS OF CHANGES IN NET ASSETS
19 NOTES TO FINANCIAL STATEMENTS
24 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

March 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Blue Chip Fund, which covers the six-month period ended January 31, 2004.

We entered the most recent six-month period ended January 31, 2004 on the heels of one of the most volatile periods for interest rates in history. After impressive gains for the major equity market indices during the first half of 2003, the possibility of deflation, which had the potential to drive both prices and corporate profits significantly lower, grew as a concern for the capital markets.

The deflation concerns surfaced shortly before the start of the investment period. Federal Reserve Chairman Alan Greenspan stated that monetary policymakers were growing concerned about "the possibility of an unwelcome, substantial fall in inflation." Predictably, market interest rates declined, with the yield on the 10-year Treasury having fallen to a low of 3.1% in June. Yet during his semiannual testimony to congressional banking committees in July, the Fed Chairman openly discussed the potential for the U.S. economy to expand in excess of 4.5% during 2004. Market interest rates quickly surged with the yield on the 10-year climbing to 4.6% in late July. Over the course of six weeks, the yield on the 10-year Treasury had risen by 150 basis points.

Despite this turmoil in interest rates, equities largely held their ground during the summer months. Initially, it appeared that during the inflation scare investors were focusing on the short-term benefits of lower interest rates improving the relative valuation of their investments. Yet concerns regarding the longer-term prospects

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

for lower profits never had time to materialize, since several positive fundamentals combined to support equities through the dog days of summer.

After achieving relative clarity on Iraq, equities were buoyed by the changes in fiscal legislation. The new tax laws regarding capital gains and dividends provided investors with the most attractive after-tax opportunity in more than sixty years. In addition, the changes in dividend taxation would likely provide companies with an incentive to issue more stock over debt, share profits more generously through tax advantaged dividend payouts and potentially enhance total return opportunities, as yield would likely become an increasingly larger component of total return going forward. Indeed, several large companies such as Microsoft initiated dividends for the first time.

The environment of low interest rates and enhanced fiscal incentives also resulted in stronger economic growth. Third quarter Gross Domestic Product (GDP) grew in excess of 8%, powered by personal consumption. The one time refund of child tax credit checks would help in the short-term, yet the incentives for business investment would enable the recovery to broaden over the long-term, enhancing the likelihood of a sustainable expansion. Business investment surged in the second half of 2003, led by spending on equipment and software. Smaller businesses were also taking advantage of investment incentives, potentially strengthening the long-term trends for employment growth.

This broadening of the economic recovery from personal consumption to capital investment had the desirable effect on corporate profitability. Enhanced by major cost cutting throughout the recession and early recovery, corporate earnings surged in the second half of the year, propelling the major equity market indices higher. These solid profits were augmented by conciliatory comments from Fed officials, frequently suggesting policy

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

accommodation could last for a "considerable period." On this hope, and the attractive prospects for relative valuation, equities climbed higher through the new year.

Throughout the investment period, small cap stocks outperformed their larger brethren, as attractive valuations and superior earnings growth commanded significant attention from investors. Also, after a period of underperformance, value stocks began to catch up with growth indexes as the investment period concluded.

Considering these earnings prospects with improving trends for dividend growth, we believe the long-term opportunities remain favorable for diversified equity portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of January 31, 2004

                                 MANAGEMENT TEAM

                               [GRAPHIC OMITTED]

                             Patricia A. Bannan, CFA
                           Large Cap Core Growth Team
                                  Lead Manager

                           CURRENT INVESTMENT STYLE(2)

                               [GRAPHIC OMITTED]

                           PERFORMANCE AND RETURNS(1)

                       Portfolio inception date: 9/11/1935

                                    Class A     Class B     Class C     Class I
Class inception date               1/20/1998   9/11/1935   1/22/1998   4/30/1999
--------------------------------------------------------------------------------
6-month return with sales charge      7.77%       8.94%      12.95%        N/A
--------------------------------------------------------------------------------
6-month return w/o sales charge      14.35%      13.94%      13.95%      14.52%
--------------------------------------------------------------------------------
Average annual return*
--------------------------------------------------------------------------------
1 year with sales charge             22.85%      24.42%      28.40%        N/A
--------------------------------------------------------------------------------
1 year w/o sales charge              30.35%      29.42%      29.40%      30.72%
--------------------------------------------------------------------------------
5 year                               -3.65%      -3.55%      -3.22%      -2.29%
--------------------------------------------------------------------------------
10 year                               6.96%       7.10%       7.12%       7.61%
--------------------------------------------------------------------------------

* Adjusted for maximum applicable sales charge, unless noted.

                                LONG-TERM GROWTH

                               [GRAPHIC OMITTED]

Comparison of a $10,000 investment in Evergreen Blue Chip Fund Class A shares,(1) versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

FUND AT A GLANCE continued
--------------------------------------------------------------------------------

                       This space left intentionally blank

(1) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and
C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

(2) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 12/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                            Six Months Ended                Year Ended July 31,
                                                            January 31, 2004   ----------------------------------------------
CLASS A                                                      (unaudited)(1)    2003(1)   2002(1)     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $21.11          $19.91    $ 25.69   $ 34.79   $32.88   $30.42
=============================================================================================================================
Income from investment operations
Net investment income (loss)                                    -0.03           -0.03      -0.03      0.01    -0.03     0.05
Net realized and unrealized gains or losses on securities        3.06            1.23      -5.75     -6.81     4.34     4.82
                                                            -----------------------------------------------------------------
Total from investment operations                                 3.03            1.20      -5.78     -6.80     4.31     4.87
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                               0               0          0         0        0    -0.03
Net realized gains                                                  0               0          0     -2.30    -2.40    -2.38
                                                            -----------------------------------------------------------------
Total distributions to shareholders                                 0               0          0     -2.30    -2.40    -2.41
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $24.14          $21.11    $ 19.91   $ 25.69   $34.79   $32.88
=============================================================================================================================
Total return(2)                                                 14.35%           6.03%    -22.50%   -20.47%   13.22%   17.29%
=============================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                           $  219          $  215    $   220   $   329   $  467   $  382
Ratios to average net assets
   Expenses(3)                                                   1.53%(4)        1.57%      1.37%     1.22%    1.15%    1.20%
   Net investment income (loss)                                 -0.26%(4)       -0.15%     -0.15%     0.02%   -0.04%    0.19%
Portfolio turnover rate                                            44%            105%       179%      223%     153%     111%
=============================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                            Six Months Ended                Year Ended July 31,
                                                            January 31, 2004   ----------------------------------------------
CLASS B                                                      (unaudited)(1)    2003(1)   2002(1)     2001      2000     1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.23          $19.22    $ 24.99   $ 34.15   $32.54   $30.35
=============================================================================================================================
Income from investment operations
Net investment loss                                             -0.10           -0.16      -0.20     -0.21    -0.14    -0.05
Net realized and unrealized gains or losses on securities        2.92            1.17      -5.57     -6.65     4.15     4.62
                                                            -----------------------------------------------------------------
Total from investment operations                                 2.82            1.01      -5.77     -6.86     4.01     4.57
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                                  0               0          0     -2.30    -2.40    -2.38
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $23.05          $20.23    $ 19.22   $ 24.99   $34.15   $32.54
=============================================================================================================================
Total return(2)                                                 13.94%           5.25%    -23.09%   -21.06%   12.40%   16.26%
=============================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                           $  201          $  190    $   220   $   364   $  477   $  255
Ratios to average net assets
   Expenses(3)                                                   2.23%(4)        2.30%      2.12%     1.98%    1.90%    1.95%
   Net investment loss                                          -0.96%(4)       -0.88%     -0.89%    -0.73%   -0.79%   -0.60%
Portfolio turnover rate                                            44%            105%       179%      223%     153%     111%
=============================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                            Six Months Ended                 Year Ended July 31,
                                                            January 31, 2004   -----------------------------------------------
CLASS C                                                      (unaudited)(1)    2003(1)   2002(1)     2001      2000     1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 20.28         $19.28    $ 25.06   $ 34.24   $ 32.63   $30.40
==============================================================================================================================
Income from investment operations
Net investment loss                                              -0.10          -0.16      -0.20     -0.21     -0.04    -0.11
Net realized and unrealized gains or losses on securities         2.93           1.16      -5.58     -6.67      4.05     4.72
                                                               ---------------------------------------------------------------
Total from investment operations                                  2.83           1.00      -5.78     -6.88      4.01     4.61
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                                   0              0          0     -2.30     -2.40    -2.38
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 23.11         $20.28    $ 19.28   $ 25.06   $ 34.24   $32.63
==============================================================================================================================
Total return(2)                                                  13.95%          5.19%    -23.06%   -21.06%    12.37%   16.37%
==============================================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)                          $10,779         $9,979    $11,253   $18,579   $21,810   $2,969
Ratios to average net assets
   Expenses(3)                                                    2.23%(4)       2.30%      2.12%     1.98%     1.90%    1.95%
   Net investment loss                                           -0.96%(4)      -0.88%     -0.89%    -0.73%    -0.78%   -0.67%
Portfolio turnover rate                                             44%           105%       179%      223%      153%     111%
==============================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                        Six Months Ended                   Year Ended July 31,
                                        January 31, 2004   --------------------------------------------------
CLASS I(1)                               (unaudited)(2)    2003(2)   2002(2)     2001      2000    1999(3)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $21.14          $19.89    $ 25.60   $ 34.59   $ 32.62   $32.30
=============================================================================================================
Income from investment operations
Net investment income                           0            0.03       0.02      0.06      0.04        0
Net realized and unrealized gains or
   losses on securities                      3.07            1.22      -5.73     -6.75      4.33     0.32
                                        ---------------------------------------------------------------------
Total from investment operations             3.07            1.25      -5.71     -6.69      4.37     0.32
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                              0               0          0     -2.30     -2.40        0
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $24.21          $21.14    $ 19.89   $ 25.60   $ 34.59   $32.62
=============================================================================================================
Total return                                14.52%           6.28%    -22.30%   -20.26%    13.53%    0.99%
=============================================================================================================
Ratios and supplemental data
Net assets, end of period (thousands)      $6,674          $6,708    $ 9,181   $14,163   $15,967   $  789
Ratios to average net assets
   Expenses(4)                               1.23%(5)        1.30%      1.12%     0.98%     0.90%    0.95%(5)
   Net investment income                     0.04%(5)        0.13%      0.10%     0.26%     0.22%    0.08%(5)
Portfolio turnover rate                        44%            105%       179%      223%      153%     111%
=============================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) For the period from April 30, 1999 (commencement of class operations), to July 31, 1999.

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.9%
CONSUMER DISCRETIONARY 12.5%
Auto Components 1.3%
Autoliv, Inc.                                               62,600   $ 2,588,510
Lear Corp.                                                  50,200     3,296,132
                                                                     -----------
                                                                       5,884,642
                                                                     -----------
Hotels, Restaurants & Leisure 2.7%
Harrah's Entertainment, Inc.                                44,800     2,374,400
International Game Technology, Inc.                        117,700     4,409,042
Krispy Kreme Doughnuts, Inc. * (p)                          41,281     1,471,255
Starbucks Corp. *                                           94,200     3,462,792
                                                                     -----------
                                                                      11,717,489
                                                                     -----------
Internet & Catalog Retail 0.8%
Amazon.com, Inc. *                                          39,800     2,009,104
eBay, Inc. *                                                24,700     1,655,641
                                                                     -----------
                                                                       3,664,745
                                                                     -----------
Media 2.8%
Clear Channel Communications, Inc.                          81,400     3,662,186
Comcast Corp., Class A *                                    68,781     2,346,808
Omnicom Group, Inc.                                         47,600     3,922,240
Time Warner, Inc. *                                        133,900     2,352,623
                                                                     -----------
                                                                      12,283,857
                                                                     -----------
Multi-line Retail 0.4%
Nordstrom, Inc.                                             39,000     1,532,700
                                                                     -----------
Specialty Retail 4.0%
Best Buy Co., Inc.                                          56,700     2,857,113
Chico's FAS, Inc. *                                         57,400     2,114,616
Gap, Inc.                                                  138,500     2,573,330
Home Depot, Inc.                                           123,400     4,376,998
Lowe's Companies, Inc.                                      46,200     2,474,010
Staples, Inc. *                                            109,369     2,910,309
                                                                     -----------
                                                                      17,306,376
                                                                     -----------
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc. *                                               61,100     2,164,773
                                                                     -----------
CONSUMER STAPLES 7.2%
Beverages 2.7%
Anheuser-Busch Companies, Inc.                              67,950     3,446,424
Coca-Cola Co.                                               80,400     3,958,896
PepsiCo, Inc.                                               90,800     4,291,208
                                                                     -----------
                                                                      11,696,528
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 2.1%
CVS Corp.                                                   43,200   $ 1,543,104
Wal-Mart Stores, Inc.                                      139,725     7,524,191
                                                                     -----------
                                                                       9,067,295
                                                                     -----------
Food Products 0.6%
General Mills, Inc.                                         62,400     2,834,832
                                                                     -----------
Household Products 1.3%
Procter & Gamble Co.                                        56,050     5,665,534
                                                                     -----------
Tobacco 0.5%
Altria Group, Inc.                                          38,300     2,129,097
                                                                     -----------
ENERGY 5.4%
Energy Equipment & Services 0.8%
Weatherford International, Ltd. *                           83,900     3,382,848
                                                                     -----------
Oil & Gas 4.6%
Apache Corp.                                               117,100     4,506,008
Devon Energy Corp.                                          90,511     5,110,251
Exxon Mobil Corp.                                          217,018     8,852,164
Occidental Petroleum Corp.                                  34,900     1,537,345
                                                                     -----------
                                                                      20,005,768
                                                                     -----------
FINANCIALS 19.2%
Capital Markets 4.4%
Ameritrade Holding Corp. *                                  91,300     1,447,105
Bank of New York Co., Inc.                                  94,700     3,006,725
Goldman Sachs Group, Inc.                                   17,800     1,771,990
J.P. Morgan Chase & Co.                                    110,400     4,293,456
Merrill Lynch & Co., Inc.                                   58,600     3,445,094
Morgan Stanley                                              87,781     5,109,732
Piper Jaffray Co., Inc. *                                        1            37
                                                                     -----------
                                                                      19,074,139
                                                                     -----------
Commercial Banks 5.5%
Bank of America Corp.                                       27,750     2,260,515
Bank One Corp.                                              24,400     1,234,884
Charter One Financial, Inc.                                124,270     4,499,817
Fifth Third Bancorp                                         38,100     2,201,799
FleetBoston Financial Corp.                                 51,900     2,313,702
National City Corp.                                         52,700     1,819,204
U.S. Bancorp                                               174,580     4,935,377
Wells Fargo & Co.                                           84,950     4,876,979
                                                                     -----------
                                                                      24,142,277
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Consumer Finance 1.3%
American Express Co.                                       111,300   $ 5,769,792
                                                                     -----------
Diversified Financial Services 2.7%
Citigroup, Inc.                                            242,866    12,017,010
                                                                     -----------
Insurance 3.4%
ACE, Ltd.                                                   72,600     3,152,292
American International Group, Inc.                         115,816     8,043,421
Hartford Financial Services Group, Inc.                     55,300     3,558,002
                                                                     -----------
                                                                      14,753,715
                                                                     -----------
Thrifts & Mortgage Finance 1.9%
Fannie Mae                                                  81,100     6,252,810
Sovereign Bancorp, Inc.                                     90,600     2,048,466
                                                                     -----------
                                                                       8,301,276
                                                                     -----------
HEALTH CARE 13.3%
Biotechnology 1.3%
Amgen, Inc. *                                               66,300     4,275,687
Genentech, Inc. *                                           17,020     1,625,410
                                                                     -----------
                                                                       5,901,097
                                                                     -----------
Health Care Equipment & Supplies 2.7%
Boston Scientific Corp. *                                   41,000     1,672,390
Guidant Corp.                                               33,470     2,138,064
Medtronic, Inc.                                             83,600     4,114,792
Millipore Corp. *                                           24,215     1,257,969
Saint Jude Medical, Inc. *                                  36,600     2,629,710
                                                                     -----------
                                                                      11,812,925
                                                                     -----------
Health Care Providers & Services 1.7%
Anthem, Inc. * (p)                                          45,300     3,704,634
Caremark Rx, Inc. *                                         75,900     2,030,325
HCA, Inc.                                                   34,700     1,558,030
                                                                     -----------
                                                                       7,292,989
                                                                     -----------
Pharmaceuticals 7.6%
Abbott Laboratories, Inc.                                   50,500     2,175,540
Forest Laboratories, Inc. *                                 24,900     1,854,801
Johnson & Johnson Co.                                      126,350     6,749,617
Merck & Co., Inc.                                           29,200     1,389,920
Pfizer, Inc.                                               393,382    14,409,583
Teva Pharmaceutical Industries, Ltd., ADR (p)               43,600     2,728,924
Watson Pharmaceuticals, Inc. *                              37,300     1,734,823
Wyeth                                                       49,400     2,022,930
                                                                     -----------
                                                                      33,066,138
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS 13.5%
Aerospace & Defense 1.6%
Honeywell International, Inc.                               32,600   $ 1,177,512
Lockheed Martin Corp.                                       48,100     2,338,622
United Technologies Corp.                                   39,700     3,792,938
                                                                     -----------
                                                                       7,309,072
                                                                     -----------
Building Products 1.1%
American Standard Companies, Inc. *                         46,200     4,906,440
                                                                     -----------
Commercial Services & Supplies 1.0%
Cendant Corp. *                                            106,300     2,407,695
Monster Worldwide, Inc. *                                   75,582     1,850,247
                                                                     -----------
                                                                       4,257,942
                                                                     -----------
Industrial Conglomerates 5.0%
3M Co.                                                      26,400     2,087,976
General Electric Co.                                       452,450    15,215,894
Tyco International, Ltd.                                   166,000     4,440,500
                                                                     -----------
                                                                      21,744,370
                                                                     -----------
Machinery 4.8%
Caterpillar, Inc.                                           52,300     4,086,199
Deere & Co.                                                 61,600     3,856,160
Dover Corp.                                                 97,200     4,016,304
ITT Industries, Inc.                                        26,600     1,982,764
Navistar International Corp. *                              85,597     4,070,137
SPX Corp. *                                                 51,300     2,910,762
                                                                     -----------
                                                                      20,922,326
                                                                     -----------
INFORMATION TECHNOLOGY 21.5%
Communications Equipment 3.3%
Cisco Systems, Inc. *                                      374,500     9,602,180
Nortel Networks Corp. *                                    428,400     3,350,088
Research In Motion, Ltd. * (p)                              17,350     1,510,665
                                                                     -----------
                                                                      14,462,933
                                                                     -----------
Computers & Peripherals 4.1%
Dell, Inc. *                                               188,100     6,295,707
Hewlett-Packard Co.                                        178,824     4,254,223
International Business Machines Corp.                       73,400     7,283,482
                                                                     -----------
                                                                      17,833,412
                                                                     -----------
Electronic Equipment & Instruments 1.0%
Flextronics International, Ltd. *                          225,500     4,284,500
                                                                     -----------
IT Services 0.5%
Accenture, Ltd., Class A *                                 100,300     2,374,101
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 5.7%
Altera Corp. *                                            262,750   $  5,882,973
Applied Materials, Inc. *                                 146,500      3,187,840
Intel Corp.                                               166,150      5,084,190
Texas Instruments, Inc.                                   274,150      8,594,602
Xilinx, Inc. *                                             52,800      2,212,848
                                                                    ------------
                                                                      24,962,453
                                                                    ------------
Software 6.9%
Cadence Design Systems, Inc. *                            259,100      4,293,287
Citrix Systems, Inc. *                                     99,700      2,004,967
Microsoft Corp.                                           491,800     13,598,270
Oracle Corp. *                                            746,650     10,311,236
                                                                    ------------
                                                                      30,207,760
                                                                    ------------
MATERIALS 3.5%
Chemicals 2.2%
Air Products & Chemicals, Inc.                             83,900      4,187,449
Ecolab, Inc.                                               80,400      2,184,468
PPG Industries, Inc.                                       57,205      3,331,047
                                                                    ------------
                                                                       9,702,964
                                                                    ------------
Metals & Mining 1.3%
Alcoa, Inc.                                               112,000      3,828,160
Phelps Dodge Corp. *                                       25,700      1,944,719
                                                                    ------------
                                                                       5,772,879
                                                                    ------------
TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 1.0%
BellSouth Corp.                                            81,500      2,382,245
Verizon Communications, Inc.                               56,350      2,077,061
                                                                    ------------
                                                                       4,459,306
                                                                    ------------
Wireless Telecommunications Services 1.2%
AT&T Wireless Services, Inc. *                            207,800      2,296,190
Nextel Communications, Inc., Class A *                    108,700      2,868,593
                                                                    ------------
                                                                       5,164,783
                                                                    ------------
UTILITIES 0.6%
Multi-Utilities & Unregulated Power 0.6%
ONEOK, Inc.(p)                                            105,500      2,393,795
                                                                    ------------
   Total Common Stocks                                               432,226,878
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                        Shares         Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 3.9%
MUTUAL FUND SHARES 3.9%
Evergreen Institutional U.S. Government
   Money Market Fund(o)                                3,798,989   $  3,798,989
Navigator Prime Portfolio(pp)                         13,219,140     13,219,140
                                                                   ------------
   Total Short-Term Investments                                      17,018,129
                                                                   ------------
Total Investments (cost $380,246,832) 102.8%                        449,245,007
Other Assets and Liabilities (2.8%)                                 (12,086,278)
                                                                   ------------
Net Assets 100.0%                                                  $437,158,729
                                                                   ------------

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

*    Non-income producing security.

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations:

ADR  American Depository Receipt

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                    $  380,246,832
Net unrealized gains on securities                                   68,998,175
--------------------------------------------------------------------------------
Market value of securities                                          449,245,007
Receivable for securities sold                                        4,492,343
Receivable for Fund shares sold                                          83,394
Dividends receivable                                                    400,611
Receivable for securities lending income                                  1,476
Prepaid expenses and other assets                                        35,550
--------------------------------------------------------------------------------
   Total assets                                                     454,258,381
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      3,199,897
Payable for Fund shares redeemed                                        566,057
Payable for securities on loan                                       13,219,140
Advisory fee payable                                                     18,813
Distribution Plan expenses payable                                       22,778
Due to other related parties                                              8,368
Accrued expenses and other liabilities                                   64,599
--------------------------------------------------------------------------------
   Total liabilities                                                 17,099,652
--------------------------------------------------------------------------------
Net assets                                                       $  437,158,729
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                  $  587,062,091
Undistributed net investment loss                                    (1,288,781)
Accumulated net realized losses on securities                      (217,612,756)
Net unrealized gains on securities                                   68,998,175
--------------------------------------------------------------------------------
Total net assets                                                 $  437,158,729
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                       $  218,656,952
   Class B                                                          201,049,306
   Class C                                                           10,778,850
   Class I                                                            6,673,621
--------------------------------------------------------------------------------
Total net assets                                                 $  437,158,729
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            9,058,789
   Class B                                                            8,723,213
   Class C                                                              466,438
   Class I                                                              275,641
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                       $        24.14
   Class A -- Offering price (based on sales charge of 5.75%)    $        25.61
   Class B                                                       $        23.05
   Class C                                                       $        23.11
   Class C -- Offering price (based on sales charge of 1.00%)    $        23.34
   Class I                                                       $        24.21
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended January 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $1,908)              $ 2,729,171
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          1,132,355
Distribution Plan expenses
   Class A                                                              323,679
   Class B                                                              982,024
   Class C                                                               51,588
Administrative services fee                                             214,491
Transfer agent fees                                                   1,151,089
Trustees' fees and expenses                                               5,881
Printing and postage expenses                                            40,676
Custodian and accounting fees                                            51,803
Registration and filing fees                                             26,721
Professional fees                                                        10,029
Other                                                                     7,268
--------------------------------------------------------------------------------
   Total expenses                                                     3,997,604
   Less: Expense reductions                                                (531)
      Expense reimbursements                                               (976)
--------------------------------------------------------------------------------
   Net expenses                                                       3,996,097
--------------------------------------------------------------------------------
Net investment loss                                                  (1,266,926)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
Net realized gains on securities                                     14,260,875
Net change in unrealized gains or losses on securities               43,241,438
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities            57,502,313
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $56,235,387
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Six Months Ended
                                                   January 31, 2004               Year Ended
                                                      (unaudited)                July 31, 2003
-----------------------------------------------------------------------------------------------------
Operations
Net investment loss                                       $ (1,266,926)                $  (2,072,665)
Net realized gains or losses on securities                  14,260,875                   (48,214,425)
Net change in unrealized gains or losses
   on securities                                            43,241,438                    69,345,798
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                          56,235,387                    19,058,708
-----------------------------------------------------------------------------------------------------

                                                Shares                      Shares
Capital share transactions
Proceeds from shares sold
   Class A                                      150,587      3,319,501     1,616,431      32,493,921
   Class B                                      211,985      4,510,928       534,256      10,050,328
   Class C                                      132,479      2,922,829       198,883       3,810,553
   Class I                                       16,928        386,713        46,249         901,693
-----------------------------------------------------------------------------------------------------
                                                            11,139,971                    47,256,495
-----------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                      103,171      2,312,600       236,810       4,610,327
   Class B                                     (107,860)    (2,312,600)     (246,202)     (4,610,327)
-----------------------------------------------------------------------------------------------------
                                                                     0                             0
-----------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                   (1,382,632)   (30,575,489)   (2,719,538)    (52,656,508)
   Class B                                     (782,810)   (16,757,673)   (2,354,755)    (43,633,066)
   Class C                                     (158,124)    (3,470,067)     (290,621)     (5,379,971)
   Class I                                      (58,588)    (1,300,283)     (190,538)     (3,754,324)
-----------------------------------------------------------------------------------------------------
                                                           (52,103,512)                 (105,423,869)
-----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                         (40,963,541)                  (58,167,374)
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     15,271,846                   (39,108,666)
Net assets
Beginning of period                                        421,886,883                   460,995,549
-----------------------------------------------------------------------------------------------------
End of period                                             $437,158,729                 $ 421,886,883
-----------------------------------------------------------------------------------------------------
Undistributed net investment loss                         $ (1,288,781)                $     (21,855)
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Blue Chip Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.61% and declining to 0.26% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended January 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $976.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2004, the transfer agent fees were equivalent to a rate of 0.54% of the Fund's average daily net assets (on an annualized basis).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2004, the Fund paid brokerage commissions of $171,732 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $183,041,326 and $221,562,815, respectively, for the six months ended January 31, 2004.

During the six months ended January 31, 2004, the Fund loaned securities to certain brokers. At January 31, 2004, the value of securities on loan and the value of collateral amounted to $12,922,181 and $13,219,140, respectively. During the six months ended January 31, 2004, the Fund earned $6,841 in income from securities lending which is included in dividend income on the Statement of Operations.

On January 31, 2004, the aggregate cost of securities for federal income tax purposes was $390,388,228. The gross unrealized appreciation and depreciation on securities based on tax cost was $60,968,181 and $2,111,402, respectively, with a net unrealized appreciation of $58,856,779.

As of July 31, 2003, the Fund had $199,193,796 in capital loss carryovers for federal income tax purposes with $1,950,964 expiring in 2009, $139,893,104 expiring in 2010 and $57,349,728 expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2003, the Fund incurred and elected to defer post-October losses of $22,679,337.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended January 31, 2004, the Fund had no borrowings under this agreement.

10. SUBSEQUENT EVENT

Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase.

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------

Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner,             Principal occupations: Member and Former
CFA(2)                          President, North Carolina Securities Traders
Trustee                         Association; Member, Financial Analysts Society;
DOB: 12/12/1937                 Former Consultant to the Boards of Trustees of
Term of office since: 1999      the Evergreen funds; Former Trustee, Mentor
Other directorships: None       Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4) The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $251.3 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of January 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               565218 rv1 3/2004

                 SEMI-ANNUAL REPORT FOR GROWTH AND INCOME FUND

                                JANUARY 31, 2004

               [GRAPHIC OMITTED] Evergreen Growth and Income Fund

   Evergreen Growth and Income Fund: Semiannual Report as of January 31, 2004

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
17 STATEMENT OF ASSETS AND LIABILITIES
18 STATEMENT OF OPERATIONS
19 STATEMENTS OF CHANGES IN NET ASSETS
21 NOTES TO FINANCIAL STATEMENTS
28 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
March 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Growth and Income Fund, which covers the six-month period ended January 31, 2004.

We entered the most recent six-month period ended January 31, 2004 on the heels of one of the most volatile periods for interest rates in history. After impressive gains for the major equity market indices during the first half of 2003, the possibility of deflation, which had the potential to drive both prices and corporate profits significantly lower, grew as a concern for the capital markets.

The deflation concerns surfaced shortly before the start of the investment period. Federal Reserve Chairman Alan Greenspan stated that monetary policymakers were growing concerned about "the possibility of an unwelcome, substantial fall in inflation." Predictably, market interest rates declined, with the yield on the 10-year Treasury having fallen to a low of 3.1% in June. Yet during his semiannual testimony to congressional banking committees in July, the Fed Chairman openly discussed the potential for the U.S. economy to expand in excess of 4.5% during 2004. Market interest rates quickly surged with the yield on the 10-year climbing to 4.6% in late July. Over the course of six weeks, the yield on the 10-year Treasury had risen by 150 basis points.

Despite this turmoil in interest rates, equities largely held their ground during the summer months. Initially, it appeared that during the inflation scare investors were focusing on the short-term benefits of lower interest rates improving the relative valuation of their investments. Yet concerns regarding the longer-term prospects

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

for lower profits never had time to materialize, since several positive fundamentals combined to support equities through the dog days of summer.

After achieving relative clarity on Iraq, equities were buoyed by the changes in fiscal legislation. The new tax laws regarding capital gains and dividends provided investors with the most attractive after-tax opportunity in more than sixty years. In addition, the changes in dividend taxation would likely provide companies with an incentive to issue more stock over debt, share profits more generously through tax advantaged dividend payouts and potentially enhance total return opportunities, as yield would likely become an increasingly larger component of total return going forward. Indeed, several large companies such as Microsoft initiated dividends for the first time.

The environment of low interest rates and enhanced fiscal incentives also resulted in stronger economic growth. Third quarter Gross Domestic Product (GDP) grew in excess of 8%, powered by personal consumption. The one time refund of child tax credit checks would help in the short-term, yet the incentives for business investment would enable the recovery to broaden over the long-term, enhancing the likelihood of a sustainable expansion. Business investment surged in the second half of 2003, led by spending on equipment and software. Smaller businesses were also taking advantage of investment incentives, potentially strengthening the long-term trends for employment growth.

This broadening of the economic recovery from personal consumption to capital investment had the desirable effect on corporate profitability. Enhanced by major cost cutting throughout the recession and early recovery, corporate earnings surged in the second half of the year, propelling the major equity market indices higher. These solid profits were augmented by conciliatory comments from Fed officials, frequently suggesting policy

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

accommodation could last for a "considerable period." On this hope, and the attractive prospects for relative valuation, equities climbed higher through the new year.

Throughout the investment period, small cap stocks outperformed their larger brethren, as attractive valuations and superior earnings growth commanded significant attention from investors. Also, after a period of underperformance, value stocks began to catch up with growth indexes as the investment period concluded.

Considering these earnings prospects with improving trends for dividend growth, we believe the long-term opportunities remain favorable for diversified equity portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------

as of January 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                            Walter T. McCormick, CFA
                                Value Equity Team
                                  Lead Manager

                           CURRENT INVESTMENT STYLE(2)

                                [GRAPHIC OMITTED]

                           PERFORMANCE AND RETURNS(1)

                      Portfolio inception date: 10/15/1986

                                    Class A    Class B    Class C     Class I
Class inception date               1/3/1995   1/3/1995   1/3/1995   10/15/1986
------------------------------------------------------------------------------
6-month return with sales charge    10.16%     11.43%     15.43%        N/A
------------------------------------------------------------------------------
6-month return w/o sales charge     16.88%     16.43%     16.43%      17.05%
------------------------------------------------------------------------------
Average annual return *
------------------------------------------------------------------------------
1 year with sales charge            26.08%     27.82%     31.83%        N/A
------------------------------------------------------------------------------
1 year w/o sales charge             33.78%     32.82%     32.83%      34.12%
------------------------------------------------------------------------------
5 year                              -1.08%     -0.95%     -0.65%       0.36%
------------------------------------------------------------------------------
10 year                              7.62%      7.54%      7.55%       8.51%
------------------------------------------------------------------------------

* Adjusted for maximum applicable sales charge, unless noted.

                                LONG-TERM GROWTH

                               [GRAPHIC OMITTED]

Comparison of a $10,000 investment in Evergreen Growth and Income Fund Class A shares, (1) versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

FUND AT A GLANCE continued
--------------------------------------------------------------------------------

                       This space left intentionally blank

(1) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

(2) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 12/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                Year Ended July 31,
                                              January 31, 2004   ----------------------------------------------
CLASS A                                        (unaudited)(1)    2003(1)   2002(1)   2001(1)    2000     1999
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $20.02          $18.58    $ 23.92   $ 30.72   $29.56   $29.14
===============================================================================================================
Income from investment operations
Net investment income (loss)                       0.02            0.12       0.03     -0.05    -0.09     0.10
Net realized and unrealized gains or losses
   on securities, written options and
   foreign currency related transactions           3.21            1.41      -4.39     -3.12     1.85     1.16
                                                 --------------------------------------------------------------
Total from investment operations                   3.23            1.53      -4.36     -3.17     1.76     1.26
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                 0(2)        -0.09          0         0        0    -0.06
Net realized gains                                -1.45               0     - 0.98     -3.63    -0.60    -0.78
                                                 --------------------------------------------------------------
Total distributions to shareholders               -1.45           -0.09     - 0.98     -3.63    -0.60    -0.84
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $21.80          $20.02    $ 18.58   $ 23.92   $30.72   $29.56
===============================================================================================================
Total return(3)                                   16.88%           8.32%    -18.72%   -11.35%    6.01%    4.48%
===============================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $  340          $  125    $   103   $   147   $  207   $  250
Ratios to average net assets
   Expenses(4)                                     1.70%(5)        1.70%      1.56%     1.51%    1.47%    1.43%
   Net investment income (loss)                    0.18%(5)        0.65%      0.14%    -0.19%   -0.28%    0.33%
Portfolio turnover rate                              55%             72%        74%       26%      61%      39%
===============================================================================================================

(1) Net investment income (loss) per share is based on average shares outstanding during the period.

(2)  Amount represents less than $0.005 per share.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                 Year Ended July 31,
                                              January 31, 2004   ----------------------------------------------
CLASS B                                        (unaudited)(1)    2003(1)   2002(1)   2001(1)    2000     1999
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $19.14          $17.80    $ 23.14   $ 30.05   $29.14   $28.88
===============================================================================================================
Income from investment operations
Net investment loss                               -0.05           -0.01      -0.12     -0.25    -0.35    -0.14
Net realized and unrealized gains or losses
   on securities, written options and
   foreign currency related transactions           3.05            1.36      -4.24     -3.03     1.86     1.18
                                                 --------------------------------------------------------------
Total from investment operations                   3.00            1.35      -4.36     -3.28     1.51     1.04
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                 0           -0.01          0         0        0        0
Net realized gains                                -1.45               0      -0.98     -3.63    -0.60    -0.78
                                                 --------------------------------------------------------------
Total distributions to shareholders               -1.45           -0.01      -0.98     -3.63    -0.60    -0.78
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $20.69          $19.14    $ 17.80   $ 23.14   $30.05   $29.14
===============================================================================================================
Total return(2)                                   16.43%           7.60%    -19.37%   -12.03%    5.23%    3.73%
===============================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $  369          $  242    $   313      $505   $  706   $  891
Ratios to average net assets
   Expenses(3)                                     2.40%(4)        2.43%      2.31%     2.26%    2.22%    2.18%
   Net investment loss                            -0.49%(4)       -0.05%     -0.60%    -0.94%   -1.03%   -0.43%
Portfolio turnover rate                              55%             72%        74%       26%      61%      39%
===============================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                Year Ended July 31,
                                              January 31, 2004   ----------------------------------------------
CLASS C                                        (unaudited)(1)    2003(1)   2002(1)   2001(1)    2000     1999
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $19.14          $17.81    $ 23.14   $ 30.05   $29.14   $28.89
===============================================================================================================
Income from investment operations
Net investment loss                               -0.06           -0.01      -0.12     -0.25    -0.36    -0.16
Net realized and unrealized gains or losses
   on securities, written options and
   foreign currency related transactions           3.06            1.35      -4.23     -3.03     1.87     1.19
                                                 --------------------------------------------------------------
Total from investment operations                   3.00            1.34      -4.35     -3.28     1.51     1.03
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                 0           -0.01          0         0        0        0
Net realized gains                                -1.45               0      -0.98     -3.63    -0.60    -0.78
                                                 --------------------------------------------------------------
Total distributions to shareholders               -1.45           -0.01      -0.98     -3.63    -0.60    -0.78
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $20.69          $19.14    $ 17.81   $ 23.14   $30.05   $29.14
===============================================================================================================
Total return(2)                                   16.43%           7.54%    -19.32%   -12.03%    5.23%    3.69%
===============================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $  142          $   12    $    12   $    17   $   26   $   37
Ratios to average net assets
   Expenses(3)                                     2.41%(4)        2.43%      2.31%     2.26%    2.21%    2.18%
   Net investment loss                            -0.58%(4)       -0.07%     -0.60%    -0.94%   -1.02%   -0.42%
Portfolio turnover rate                              55%             72%        74%       26%      61%      39%
===============================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                Six Months Ended                Year Ended July 31,
                                                January 31, 2004   ---------------------------------------------
CLASS I(1)                                       (unaudited)(2)    2003(2)   2002(2)   2001(2)    2000     1999
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $20.26         $18.80   $ 24.14   $ 30.90   $29.65   $29.19
================================================================================================================
Income from investment operations
Net investment income (loss)                           0.06           0.17      0.09      0.01    -0.01     0.19
Net realized and unrealized gains or losses
   on securities, written options and foreign
   currency related transactions                       3.25           1.44     -4.45     -3.14     1.86     1.15
                                                     -----------------------------------------------------------
Total from investment operations                       3.31           1.61     -4.36     -3.13     1.85     1.34
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                 -0.03          -0.15         0         0        0    -0.10
Net realized gains                                    -1.45              0     -0.98     -3.63    -0.60    -0.78
                                                     -----------------------------------------------------------
Total distributions to shareholders                   -1.48          -0.15     -0.98     -3.63    -0.60    -0.88
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $22.09         $20.26   $ 18.80   $ 24.14   $30.90   $29.65
================================================================================================================
Total return                                          17.05%          8.64%   -18.54%   -11.14%    6.30%    4.75%
================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                 $   98         $   93   $   113   $   256   $  484   $  634
Ratios to average net assets
   Expenses(3)                                         1.39%(4)       1.43%     1.31%     1.26%    1.22%    1.18%
   Net investment income (loss)                        0.52%(4)       0.94%     0.40%     0.05%   -0.03%    0.57%
Portfolio turnover rate                                  55%            72%       74%       26%      61%      39%
================================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 99.5%
CONSUMER DISCRETIONARY 8.3%
Automobiles 0.7%
General Motors Corp.                                       134,890   $ 6,701,335
                                                                     -----------
Hotels, Restaurants & Leisure 0.4%
Harrah's Entertainment, Inc.                                49,000     2,597,000
International Game Technology, Inc.                         40,300     1,509,638
                                                                     -----------
                                                                       4,106,638
                                                                     -----------
Media 3.8%
Clear Channel Communications, Inc.                         238,389    10,725,121
Comcast Corp., Class A *                                   173,384     5,915,862
Time Warner, Inc. *                                        381,929     6,710,493
Tribune Co.                                                 77,100     3,946,749
Viacom, Inc., Class A                                       84,600     3,432,222
Viacom, Inc., Class B                                      133,100     5,363,930
                                                                     -----------
                                                                      36,094,377
                                                                     -----------
Multi-line Retail 0.3%
Target Corp.                                                75,382     2,861,501
                                                                     -----------
Specialty Retail 2.7%
Best Buy Co., Inc.                                          18,200       917,098
CarMax, Inc. *                                             147,800     4,929,130
Chico's FAS, Inc. *                                         62,700     2,309,868
Home Depot, Inc.                                           129,000     4,575,630
Lowe's Companies, Inc.                                      77,600     4,155,480
Office Depot, Inc. *                                        92,200     1,470,590
Staples, Inc. *                                            103,300     2,748,813
TBC Corp. *                                                172,038     4,645,026
                                                                     -----------
                                                                      25,751,635
                                                                     -----------
Textiles, Apparel & Luxury Goods 0.4%
Nike, Inc., Class B                                         48,200     3,357,612
                                                                     -----------
CONSUMER STAPLES 7.9%
Beverages 1.8%
Anheuser-Busch Companies, Inc.                              94,021     4,768,745
Coca-Cola Co.                                               96,500     4,751,660
Pepsi Bottling Group, Inc.                                 110,337     2,925,034
PepsiCo, Inc.                                               93,435     4,415,738
                                                                     -----------
                                                                      16,861,177
                                                                     -----------
Food & Staples Retailing 0.9%
BJ's Wholesale Club, Inc. *                                316,221     6,846,184
Wal-Mart Stores, Inc.                                       41,800     2,250,930
                                                                     -----------
                                                                       9,097,114
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 2.0%
General Mills, Inc.                                        199,964   $ 9,084,365
H.J. Heinz Co.                                             135,407     4,790,700
Kraft Foods, Inc., Class A                                 148,450     4,781,574
                                                                     -----------
                                                                      18,656,639
                                                                     -----------
Household Products 0.8%
Procter & Gamble Co.                                        71,737     7,251,176
                                                                     -----------
Tobacco 2.4%
Altria Group, Inc.                                         411,200    22,858,608
                                                                     -----------
ENERGY 10.3%
Energy Equipment & Services 0.6%
Weatherford International, Ltd. *                          130,700     5,269,824
                                                                     -----------
Oil & Gas 9.7%
Apache Corp.                                               113,800     4,379,024
BP plc, ADR                                                345,930    16,466,268
ChevronTexaco Corp.                                        144,000    12,434,400
ConocoPhillips                                             332,663    21,915,839
Devon Energy Corp.                                         107,200     6,052,512
Exxon Mobil Corp.                                          649,438    26,490,576
Royal Dutch Petroleum Co., ADR                             100,073     4,743,460
                                                                     -----------
                                                                      92,482,079
                                                                     -----------
FINANCIALS 23.6%
Capital Markets 5.9%
American Capital Strategies, Ltd.                           92,730     2,969,215
Bank of New York Co., Inc.                                 117,858     3,741,991
Goldman Sachs Group, Inc.                                   24,400     2,429,020
J.P. Morgan Chase & Co.                                    456,216    17,742,240
Legg Mason, Inc.                                            64,032     5,670,034
Mellon Financial Corp.                                     117,218     3,834,201
Merrill Lynch & Co., Inc.                                  123,800     7,278,202
Morgan Stanley                                              84,406     4,913,273
Piper Jaffray Co., Inc. *                                        1            39
State Street Corp.                                          46,003     2,477,261
T. Rowe Price Group, Inc.                                   95,600     4,983,628
                                                                     -----------
                                                                      56,039,104
                                                                     -----------
Commercial Banks 6.6%
Bank of America Corp.                                       60,900     4,960,914
Comerica, Inc.                                             180,007    10,280,200
Fifth Third Bancorp                                         22,000     1,271,380
FleetBoston Financial Corp.                                492,700    21,964,566

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
National City Corp.                                        102,858   $ 3,550,658
PNC Financial Services Group                                87,005     4,916,653
U.S. Bancorp                                               241,983     6,840,859
Wells Fargo & Co.                                          162,226     9,313,395
                                                                     -----------
                                                                      63,098,625
                                                                     -----------
Consumer Finance 0.8%
American Express Co.                                       152,600     7,910,784
                                                                     -----------
Diversified Financial Services 3.0%
Citigroup, Inc.                                            567,826    28,096,030
                                                                     -----------
Insurance 3.5%
Ace, Ltd.                                                  123,600     5,366,712
Allstate Corp.                                              23,100     1,050,126
AMBAC Financial Group, Inc.                                 15,350     1,147,719
American International Group, Inc.                         103,397     7,180,922
Chubb Corp.                                                 56,608     4,046,906
Everest Reinsurance Group, Ltd.                             25,500     2,169,540
Hartford Financial Services Group, Inc.                    122,000     7,849,480
Marsh & McLennan Co.                                        51,700     2,426,281
Travelers Property Casualty Corp., Class B                  85,000     1,538,500
                                                                     -----------
                                                                      32,776,186
                                                                     -----------
Thrifts & Mortgage Finance 3.8%
Fannie Mae                                                 313,000    24,132,300
Freddie Mac                                                155,700     9,718,794
PMI Group, Inc.                                             48,600     1,876,932
                                                                     -----------
                                                                      35,728,026
                                                                     -----------
HEALTH CARE 13.2%
Biotechnology 0.4%
Amgen, Inc. *                                               54,500     3,514,705
                                                                     -----------
Health Care Equipment & Supplies 1.5%
Baxter International, Inc.                                 312,393     9,106,256
Becton Dickinson & Co.                                      37,155     1,674,204
Millipore Corp. *                                           58,343     3,030,919
                                                                     -----------
                                                                      13,811,379
                                                                     -----------
Health Care Providers & Services 1.7%
HCA, Inc.                                                  331,500    14,884,350
Wellpoint Health Networks, Inc., Class A *                  12,000     1,260,000
                                                                     -----------
                                                                      16,144,350
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 9.6%
Abbott Laboratories, Inc.                                   93,900   $ 4,045,212
Bristol-Myers Squibb Co.                                   328,523     9,215,070
Eli Lilly & Co.                                             69,430     4,724,017
Johnson & Johnson Co.                                      280,860    15,003,541
Merck & Co., Inc.                                          202,217     9,625,529
Pfizer, Inc.                                               806,294    29,534,550
Watson Pharmaceuticals, Inc. *                              56,200     2,613,862
Wyeth                                                      411,465    16,849,492
                                                                     -----------
                                                                      91,611,273
                                                                     -----------
INDUSTRIALS 11.4%
Aerospace & Defense 0.9%
Boeing Co.                                                  56,218     2,347,102
Honeywell International, Inc.                              118,728     4,288,455
United Technologies Corp.                                   18,800     1,796,152
                                                                     -----------
                                                                       8,431,709
                                                                     -----------
Air Freight & Logistics 1.0%
Ryder System, Inc.                                         204,733     7,534,174
United Parcel Service, Inc., Class B                        29,795     2,123,490
                                                                     -----------
                                                                       9,657,664
                                                                     -----------
Industrial Conglomerates 1.7%
General Electric Co.                                       302,500    10,173,075
Tyco International, Ltd.                                   230,300     6,160,525
                                                                     -----------
                                                                      16,333,600
                                                                     -----------
Machinery 7.1%
AGCO Corp. *                                               338,761     6,829,422
Caterpillar, Inc.                                           59,600     4,656,548
Deere & Co.                                                110,800     6,936,080
Donaldson Co., Inc.                                        123,069     6,648,187
Dover Corp.                                                233,311     9,640,411
ITT Industries, Inc.                                        99,112     7,387,808
Navistar International Corp. *                             212,983    10,127,342
Oshkosh Truck Corp.                                         64,265     3,745,364
Paccar, Inc.                                                30,600     2,406,078
SPX Corp. *                                                120,200     6,820,148
Timken Co.                                                  96,500     2,127,825
                                                                     -----------
                                                                      67,325,213
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Road & Rail 0.7%
Burlington Northern Santa Fe Corp.                          55,300   $ 1,776,789
Laidlaw International, Inc. *                              168,864     2,423,198
Union Pacific Corp.                                         36,087     2,324,003
                                                                     -----------
                                                                       6,523,990
                                                                     -----------
INFORMATION TECHNOLOGY 14.0%
Communications Equipment 2.7%
Cisco Systems, Inc. *                                      278,765     7,147,534
Corning, Inc. *                                            198,551     2,565,279
Lucent Technologies, Inc. *                                790,664     3,542,175
Nokia Corp., ADR                                           176,533     3,647,172
Nortel Networks Corp. *                                  1,088,000     8,508,160
                                                                     -----------
                                                                      25,410,320
                                                                     -----------
Computers & Peripherals 1.7%
Hewlett-Packard Co.                                        197,236     4,692,244
International Business Machines Corp.                       57,700     5,725,571
Lexmark International Group, Inc., Class A *                62,200     5,155,758
                                                                     -----------
                                                                      15,573,573
                                                                     -----------
Electronic Equipment & Instruments 0.8%
Flextronics International, Ltd. *                          287,756     5,467,364
Jabil Circuit, Inc. *                                       82,500     2,442,000
                                                                     -----------
                                                                       7,909,364
                                                                     -----------
IT Services 0.5%
First Data Corp.                                           118,400     4,636,544
                                                                     -----------
Semiconductors & Semiconductor Equipment 3.4%
Altera Corp. *                                             441,000     9,873,990
Intel Corp.                                                 47,773     1,461,854
KLA-Tencor Corp. *                                          77,401     4,417,275
Texas Instruments, Inc.                                    524,805    16,452,637
                                                                     -----------
                                                                      32,205,756
                                                                     -----------
Software 4.9%
Cadence Design Systems, Inc. *                             517,203     8,570,054
Citrix Systems, Inc. *                                     173,840     3,495,922
Microsoft Corp.                                            527,150    14,575,698
Oracle Corp. *                                           1,456,000    20,107,360
                                                                     -----------
                                                                      46,749,034
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
MATERIALS 5.1%
Chemicals 2.9%
Air Products & Chemicals, Inc.                            233,029   $ 11,630,477
Ecolab, Inc.                                              167,400      4,548,258
Lyondell Chemical Co.                                     381,679      6,541,978
PPG Industries, Inc.                                       82,272      4,790,699
                                                                    ------------
                                                                      27,511,412
                                                                    ------------
Containers & Packaging 0.2%
Pactiv Corp. *                                            100,000      2,169,000
                                                                    ------------
Metals & Mining 1.8%
Alcoa, Inc.                                               131,055      4,479,460
AngloGold, Ltd., ADR(p)                                    34,000      1,371,220
Arch Coal, Inc.                                            55,800      1,541,196
Freeport-McMoRan Copper & Gold, Inc., Class B              62,923      2,319,341
Massey Energy Corp.                                        98,080      1,961,600
Phelps Dodge Corp. *                                       66,000      4,994,220
                                                                    ------------
                                                                      16,667,037
                                                                    ------------
Paper & Forest Products 0.2%
International Paper Co.                                    55,351      2,339,687
                                                                    ------------
TELECOMMUNICATION SERVICES 3.3%
Diversified Telecommunication Services 2.2%
Centurytel, Inc.                                          147,500      3,894,000
Chunghwa Telecom Co., Ltd., ADR                           138,500      2,216,000
SBC Communications, Inc.                                  334,800      8,537,400
Verizon Communications, Inc.                              173,000      6,376,780
                                                                    ------------
                                                                      21,024,180
                                                                    ------------
Wireless Telecommunications Services 1.1%
AT&T Wireless Services, Inc. *                            951,153     10,510,241
                                                                    ------------
UTILITIES 2.4%
Electric Utilities 2.1%
Cinergy Corp.                                              60,700      2,347,269
Dominion Resources, Inc.                                   61,600      3,952,256
Exelon Corp.                                               73,100      4,896,238
FirstEnergy Corp.                                         134,409      5,043,026
TXU Corp.                                                 164,800      3,955,200
                                                                    ------------
                                                                      20,193,989
                                                                    ------------
Multi-Utilities & Unregulated Power 0.3%
Public Service Enterprise Group, Inc.                      62,300      2,830,912
                                                                    ------------
   Total Common Stocks                                               944,083,402
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

                                                        Shares         Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 1.1%
MUTUAL FUND SHARES 1.1%
Evergreen Institutional U.S. Government Money
   Market Fund(o)                                     10,054,758   $ 10,054,758

Navigator Prime Portfolio(pp)                            815,000        815,000
                                                                   ------------
   Total Short-Term Investments                                      10,869,758
                                                                   ------------
Total Investments (cost $781,415,008) 100.6%                        954,953,160
Other Assets and Liabilities (0.6%)                                  (5,822,516)
                                                                   ------------
Net Assets 100.0%                                                  $949,130,644
                                                                   ------------

*    Non-income producing security

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR American Depository Receipt

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
January 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                      $781,415,008
Net unrealized gains on securities                                  173,538,152
--------------------------------------------------------------------------------
Market value of securities                                          954,953,160
Receivable for Fund shares sold                                         208,769
Dividends receivable                                                  1,150,306
Prepaid expenses and other assets                                        52,758
--------------------------------------------------------------------------------
   Total assets                                                     956,364,993
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      3,968,498
Payable for Fund shares redeemed                                      1,997,490
Payable for securities on loan                                          815,000
Advisory fee payable                                                     55,628
Distribution Plan expenses payable                                       50,419
Due to other related parties                                            169,804
Accrued expenses and other liabilities                                  177,510
--------------------------------------------------------------------------------
   Total liabilities                                                  7,234,349
--------------------------------------------------------------------------------
Net assets                                                         $949,130,644
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                    $755,863,652
Overdistributed net investment loss                                    (630,462)
Accumulated net realized gains on securities, written
   options and foreign currency related transactions                 20,359,302
Net unrealized gains on securities                                  173,538,152
--------------------------------------------------------------------------------
Total net assets                                                   $949,130,644
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                         $339,831,999
   Class B                                                          369,380,593
   Class C                                                          142,092,208
   Class I                                                           97,825,844
--------------------------------------------------------------------------------
Total net assets                                                   $949,130,644
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           15,589,391
   Class B                                                           17,852,190
   Class C                                                            6,866,712
   Class I                                                            4,428,298
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                         $      21.80
   Class A -- Offering price (based on sales charge of 5.75%)      $      23.13
   Class B                                                         $      20.69
   Class C                                                         $      20.69
   Class C -- Offering price (based on sales charge of 1.00%)      $      20.90
   Class I                                                         $      22.09
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended January 31, 2004 (unaudited)

----------------------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $17,553)                          $  5,963,895
Interest                                                                                2,311
----------------------------------------------------------------------------------------------
Total investment income                                                             5,966,206
----------------------------------------------------------------------------------------------
Expenses
Advisory fee                                                                        2,268,380
Distribution Plan expenses
   Class A                                                                            301,226
   Class B                                                                          1,405,388
   Class C                                                                            263,167
Administrative services fee                                                           315,130
Transfer agent fees                                                                 1,571,881
Trustees' fees and expenses                                                             6,156
Printing and postage expenses                                                          81,022
Custodian and accounting fees                                                          74,431
Registration and filing fees                                                           65,678
Professional fees                                                                      17,353
Other                                                                                  11,261
----------------------------------------------------------------------------------------------
   Total expenses                                                                   6,381,073
   Less: Expense reductions                                                            (1,078)
      Expense reimbursements                                                             (452)
----------------------------------------------------------------------------------------------
   Net expenses                                                                     6,379,543
----------------------------------------------------------------------------------------------
Net investment loss                                                                  (413,337)
----------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
and foreign currency related transactions
Net realized gains on:
   Securities                                                                      39,260,711
   Foreign currency related transactions                                                2,810
----------------------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related transactions         39,263,521
Net change in unrealized gains or losses on securities                             64,465,231
----------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency
   related transactions                                                           103,728,752
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $103,315,415
----------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                Six Months Ended
                                                January 31, 2004               Year Ended
                                                   (unaudited)                July 31, 2003
--------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                            $   (413,337)               $   1,449,914
Net realized gains on securities and
   foreign currency related transactions                  39,263,521                   19,283,118
Net change in unrealized gains or losses
   on securities and foreign currency
   related transactions                                   64,465,231                   11,054,033
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                       103,315,415                   31,787,065
--------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income
   Class A                                                   (27,507)                    (529,435)
   Class B                                                         0                     (168,543)
   Class C                                                         0                       (7,009)
   Class I                                                  (115,867)                    (774,297)
Net realized gains
   Class A                                               (10,601,061)                           0
   Class B                                               (15,968,762)                           0
   Class C                                                  (905,625)                           0
   Class I                                                (6,313,046)                           0
--------------------------------------------------------------------------------------------------
   Total distributions to shareholders                   (33,931,868)                  (1,479,284)
--------------------------------------------------------------------------------------------------

                                               Shares                      Shares
Capital share transactions
   Proceeds from shares sold
   Class A                                  1,343,587     28,345,555      901,937      16,744,013
   Class B                                    226,878      4,532,897      318,689       5,602,275
   Class C                                     97,601      1,946,342      151,273       2,677,751
   Class I                                    343,881      7,378,823      869,641      15,940,617
--------------------------------------------------------------------------------------------------
                                                          42,203,617                   40,964,656
--------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                    518,564     10,269,091       28,310         500,223
   Class B                                    806,957     15,186,926        9,583         159,826
   Class C                                     39,556        744,435          335           5,596
   Class I                                    273,686      5,498,850       34,487         626,399
--------------------------------------------------------------------------------------------------
                                                          31,699,302                    1,292,044
--------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                  1,458,477     30,764,664    1,386,422      25,415,305
   Class B                                 (1,530,720)   (30,764,664)  (1,448,146)    (25,415,305)
--------------------------------------------------------------------------------------------------
                                                                   0                            0
--------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                 (1,198,975)   (25,323,417)  (1,616,353)    (29,342,491)
   Class B                                 (1,625,251)   (32,612,425)  (3,804,193)    (65,753,705)
   Class C                                   (446,871)    (9,060,226)    (220,959)     (3,840,057)
   Class I                                   (950,850)   (20,140,892)  (2,345,093)    (43,339,885)
--------------------------------------------------------------------------------------------------
                                                         (87,136,960)                (142,276,138)
--------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   acquisition
   Class A                                  7,245,794    148,176,855            0               0
   Class B                                  7,339,862    142,615,063            0               0
   Class C                                  6,572,651    127,715,256            0               0
   Class I                                    196,167      4,065,539            0               0
--------------------------------------------------------------------------------------------------
                                                         422,572,713                            0
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued
--------------------------------------------------------------------------------

                                                Six Months Ended
                                                January 31, 2004                Year Ended
                                                   (unaudited)                July 31, 2003
---------------------------------------------------------------------------------------------------
Capital share transactions continued
Net increase (decrease) in net assets
   resulting from capital share
   transactions                                         $409,338,672                 $(100,019,438)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  478,722,219                   (69,711,657)
Net assets
Beginning of period                                      470,408,425                   540,120,082
---------------------------------------------------------------------------------------------------
End of period                                           $949,130,644                 $ 470,408,425
---------------------------------------------------------------------------------------------------
Overdistributed net investment
   income (loss)                                        $   (630,462)                $     (73,751)
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Growth and Income Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.725% and declining to 0.625% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended January 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $452.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2004, the transfer agent fees were equivalent to a rate of 0.50% of the Fund's average daily net assets (on an annualized basis).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2004, the Fund paid brokerage commissions of $18,466 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net asset for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on December 5, 2003, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Capital Growth Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $33,299,246. The aggregate net assets of the Fund and Evergreen Capital Growth Fund immediately prior to the acquisition were $493,989,654 and $422,572,713, respectively. The aggregate net assets of the Fund immediately after the acquisition were $916,562,367.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $331,891,742 and $377,991,127, respectively, for the six months ended January 31, 2004.

During the six months ended January 31, 2004, the Fund loaned securities to certain brokers. At January 31, 2004, the value of securities on loan and the value of collateral amounted to $806,600 and $815,000, respectively. During the six months ended January 31, 2004, the Fund earned $17,419 in income from securities lending which is included in dividend income on the Statement of Operations.

On January 31, 2004, the aggregate cost of securities for federal income tax purposes was $781,417,884. The gross unrealized appreciation and depreciation on securities based on tax cost was $176,672,717 and $3,137,441, respectively, with a net unrealized appreciation of $173,535,276.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2004, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended January 31, 2004, the Fund had no borrowings under this agreement.

11. SUBSEQUENT EVENT

Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase.

                       This page left intentionally blank

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III            Principal occupations: Investment Counselor,
Trustee                          Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                  advice); Director, The Andover Companies
Term of office since: 1991       (insurance); Trustee, Arthritis Foundation of
Other directorships: None        New England; Director, The Francis Ouimet
                                 Society; Former Director, Health Development
                                 Corp. (fitness-wellness centers); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust;
                                 Former Investment Counselor, Appleton Partners,
                                 Inc. (investment advice); Former Director,
                                 Executive Vice President and Treasurer, State
                                 Street Research & Management Company
                                 (investment advice)
--------------------------------------------------------------------------------
K. Dun Gifford                   Principal occupations: Chairman and President,
Trustee                          Oldways Preservation and Exchange Trust
DOB: 10/23/1938                  (education); Trustee, Treasurer and Chairman of
Term of office since: 1974       the Finance Committee, Cambridge College;
Other directorships: None        Former Chairman of the Board, Director, and
                                 Executive Vice President, The London Harness
                                 Company (leather goods purveyor); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.             Principal occupations: Partner, Stonington
Trustee                          Partners, Inc. (private investment firm);
DOB: 2/14/1939                   Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983       Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,    Series Fund; Former Chairman of the Board and
Phoenix Series Fund,             Chief Executive Officer, Carson Products
Phoenix Multi-Portfolio          Company (manufacturing); Director, Obagi
Fund, and The Phoenix Big        Medical Products Co.; Director, Lincoln
Edge Series Fund                 Educational Services; Director, Diversapack
                                 Co.; Former President, Morehouse College;
                                 Former Director, Mentor Income Fund, Inc.;
                                 Former Trustee, Mentor Funds and Cash Resource
                                 Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell              Principal occupations: Manager of Commercial
Trustee                          Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                   (steel producer); Former Sales and Marketing
Term of office since: 1988       Management, Nucor Steel Company; Former
Other directorships: None        Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit              Principal occupations: Partner and Vice
Trustee                          President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                   Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984       Former Trustee, Mentor Funds and Cash Resource
Other directorships: None        Trust
--------------------------------------------------------------------------------
David M. Richardson              Principal occupations: President, Richardson,
Trustee                          Runden & Company (executive recruitment
DOB: 9/19/1941                   business development/consulting company);
Term of office since: 1982       Consultant, Kennedy Information, Inc.
Other directorships: None        (executive recruitment information and research
                                 company); Consultant, AESC (The Association of
                                 Retained Executive Search Consultants);
                                 Trustee, NDI Technologies, LLP
                                 (communications); Director, J&M Cumming Paper
                                 Co. (paper merchandising); Former Vice
                                 Chairman, DHR International, Inc. (executive
                                 recruitment); Former Director, Mentor Income
                                 Fund, Inc.; Former Trustee, Mentor Funds and
                                 Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III        Principal occupations: President/CEO, AccessOne
Trustee                          MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                    Resource Associates, Inc.; Former Medical
Term of office since: 1984       Director, U.S. Health Care/Aetna Health
Other directorships: None        Services; Former Director, Mentor Income Fund,
                                 Inc.; Former Trustee, Mentor Funds and Cash
                                 Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield              Principal occupations: Attorney, Law Offices of
Trustee                          Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                   Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984       and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                 Principal occupations: Independent Consultant;
Trustee                          Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                   Joseph College (CT); Director, Hartford
Term of office since: 1993       Hospital; Trustee, Greater Hartford YMCA;
Other directorships: None        Former Director, Enhance Financial Services,
                                 Inc.; Former Director, Old State House
                                 Association; Former Director of CTG Resources,
                                 Inc. (natural gas); Former Director, Mentor
                                 Income Fund, Inc.; Former Trustee, Mentor Funds
                                 and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)       Principal occupations: Member and Former
Trustee                          President, North Carolina Securities Traders
DOB: 12/12/1937                  Association; Member, Financial Analysts
Term of office since: 1999       Society; Former Consultant to the Boards of
Other directorships: None        Trustees of the Evergreen funds; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)               Principal occupations: President, Chief
President                        Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                   Evergreen Investment Company, Inc. and
Term of office since: 2003       Executive Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                   Principal occupations: Senior Vice President,
Treasurer                        Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)             Principal occupations: Senior Vice President
Secretary                        and General Counsel, Evergreen Investment
DOB: 4/20/1960                   Services, Inc.; Senior Vice President and
Term of office since: 2000       Assistant General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $251.3 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of January 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               565221 rv1 3/2004

                     SEMI-ANNUAL REPORT FOR EVERGREEN FUND

                                 MARCH 31, 2004

                        [GRAPHIC OMITTED] Evergreen Fund

             Evergreen Fund: Semiannual Report as of March 31, 2004

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
17 STATEMENT OF ASSETS AND LIABILITIES
18 STATEMENT OF OPERATIONS
19 STATEMENTS OF CHANGES IN NET ASSETS
20 NOTES TO FINANCIAL STATEMENTS
24 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:
             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
May 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Fund, which covers the six-month period ended March 31, 2004.

Equity investors continued to benefit from the powerful growth in Gross Domestic Product (GDP) and profits over the past six months ended March 31, 2004. Stimulative monetary and fiscal policies enabled the economic expansion to broaden from the consumer to U.S. businesses, and the major cost cutting initiatives enacted over the past two years resulted in dramatic improvements in operating leverage, driving corporate earnings higher. In addition to these catalysts, equity investors had the added benefit of the most attractive tax rates on dividends and capital gains in more than 50 years.

After emerging relatively unscathed from the volatile interest rate environment of the third quarter in 2003, equity investors entered the investment period with plenty of reasons to remain optimistic. Economic growth was accelerating, assisted by several forces propelling demand higher. First, the child tax credit refund checks distributed last summer resulted in significant gains in personal consumption. Second, the deflation concerns previously uttered by the Fed led to a new

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

round of mortgage refinancing activity, which provided consumers with another infusion of cash. Finally, the new tax laws gave U.S. businesses increased incentives to invest, and spending on equipment and software surged.

After third quarter 2003 GDP growth in excess of 8%, the U.S. economy was tracking for 4% growth in the fourth quarter. Higher demand led to more sales for U.S. businesses, and the massive cost cutting previously undertaken by corporations led to significantly larger profit margin expansion, which propelled earnings higher. The gathering momentum throughout the economy led to upward revisions for fourth quarter earnings, and equities continued to trend higher.

Record levels of productivity growth were enhanced by major increases in capital investment. Indeed, spending on equipment and software grew by approximately 15% in the second half of 2003, and forecasts suggested a similar pace during the first half of 2004. The more productive workers became, however, the less inclined businesses were to increase payrolls. Concerns over a jobless recovery mounted, resulting in temporary periods of volatility within the equity markets. Yet, seemingly every time these concerns increased, Fed officials responded with positive commentary indicating that monetary policy would remain accommodative for a "considerable period."

The momentum in the economy and corporate profitability carried over into the new year. Operating earnings for companies in the Standard & Poor's 500 Index surged by 28% in the fourth quarter of 2003 and strong demand

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

in the first quarter led to positive revisions for 2004 earnings forecasts. The equity markets initially responded favorably to the improving outlook for profits, yet pulled back as the quarter progressed due to rising geopolitical tensions. Terrorist activity in Spain and the problems in Iraq at times weighed heavily on investor sentiment. In addition, fears of rising interest rates started to emerge as the investment period concluded.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of March 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                            Maureen E. Cullinane, CFA
                           Large Cap Core Growth Team
                                  Lead Manager

                                [GRAPHIC OMITTED]

                               Timothy E. O'Grady
                                Value Equity Team
                                  Lead Manager

                           CURRENT INVESTMENT STYLE(2)

                                [GRAPHIC OMITTED]

(2) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                           PERFORMANCE AND RETURNS(1)

                      Portfolio inception date: 10/15/1971

                                      Class A    Class B    Class C     Class I
Class inception date                 1/3/1995   1/3/1995   1/3/1995   10/15/1971
--------------------------------------------------------------------------------
Nasdaq symbol                          EVRAX      EVRBX      EVRCX      EVGRX
--------------------------------------------------------------------------------
6-month return with sales charge       8.00%      9.13%     13.15%        N/A
--------------------------------------------------------------------------------
6-month return w/o sales charge       14.60%     14.13%     14.15%      14.76%
--------------------------------------------------------------------------------
Average annual return*
--------------------------------------------------------------------------------
1 year with sales charge              25.37%     27.12%     31.04%        N/A
--------------------------------------------------------------------------------
1 year w/o sales charge               33.00%     32.12%     32.04%      33.48%
--------------------------------------------------------------------------------
5 year                                -5.36%     -5.17%     -4.93%      -3.98%
--------------------------------------------------------------------------------
10 year                                5.61%      5.55%      5.56%       6.54%
--------------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

(1) Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the most recent month end for the A, B, C, or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

                                LONG-TERM GROWTH

                                [GRAPHIC OMITTED]

Comparison of a $10,000 investment in Evergreen Fund Class A shares,(1) versus a similar investment in the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The Russell 1000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

FUND AT A GLANCE continued
--------------------------------------------------------------------------------

                      This space left intentionally blank

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

All data is as of March 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended              Year Ended September 30,
                                               March 31, 2004    -----------------------------------------------
CLASS A                                         (unaudited)(1)   2003(1)   2002(1)   2001(1)   2000(1)   1999(1)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.48         $ 8.92    $ 11.21   $ 16.88   $ 24.24   $21.11
================================================================================================================
Income from investment operations
Net investment income (loss)                       -0.01          -0.02      -0.01     -0.03     -0.12     0.02
Net realized and unrealized gains or losses
   on securities, futures contracts and
   foreign currency related transactions            1.54           1.58      -2.28     -5.43      2.79     3.22
                                              ------------------------------------------------------------------
Total from investment operations                    1.53           1.56      -2.29     -5.46      2.67     3.24
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                  0              0          0         0         0    -0.04
Net realized gains                                     0              0          0     -0.21    -10.03    -0.07
                                              ------------------------------------------------------------------
Total distributions to shareholders                    0              0          0     -0.21    -10.03    -0.11
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.01         $10.48    $  8.92   $ 11.21   $ 16.88   $24.24
================================================================================================================
Total return(2)                                    14.60%         17.49%    -20.43%   -32.68%    11.07%   15.34%
================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)              $  139         $  110    $    71   $    85   $   161   $  180
Ratios to average net assets
   Expenses(3)                                      1.68%(4)       1.76%      1.57%     1.51%     1.43%    1.39%
   Net investment income (loss)                    -0.22%(4)      -0.23%     -0.11%    -0.20%    -0.49%    0.06%
Portfolio turnover rate                               38%           125%       133%      160%      119%      35%
================================================================================================================

(1) Net investment income (loss) per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended              Year Ended September 30,
                                               March 31, 2004    -----------------------------------------------
CLASS B                                         (unaudited)(1)   2003(1)   2002(1)   2001(1)   2000(1)   1999(1)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.84         $ 8.43    $ 10.68   $ 16.21   $ 23.80   $20.82
================================================================================================================
Income from investment operations
Net investment loss                                -0.05          -0.09      -0.09     -0.13     -0.28    -0.17
Net realized and unrealized gains or losses
   on securities, futures contracts and
   foreign currency related transactions            1.44           1.50      -2.16     -5.19      2.72     3.22
                                              ------------------------------------------------------------------
Total from investment operations                    1.39           1.41      -2.25     -5.32      2.44     3.05
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                     0              0          0     -0.21    -10.03    -0.07
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.23         $ 9.84    $  8.43   $ 10.68   $ 16.21   $23.80
================================================================================================================
Total return(2)                                    14.13%         16.73%    -21.07%   -33.17%    10.22%   14.65%
================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)              $  104         $  122    $   168   $   296   $   553   $  646
Ratios to average net assets
   Expenses(3)                                      2.39%(4)       2.48%      2.32%     2.27%     2.18%    2.14%
   Net investment loss                             -0.93%(4)      -0.94%     -0.86%    -0.95%    -1.23%   -0.70%
Portfolio turnover rate                               38%           125%       133%      160%      119%      35%
================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended              Year Ended September 30,
                                               March 31, 2004    -----------------------------------------------
CLASS C                                        (unaudited)(1)    2003(1)   2002(1)   2001(1)   2000(1)   1999(1)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.82         $ 8.42    $ 10.65   $ 16.18   $ 23.77   $20.79
================================================================================================================
Income from investment operations
Net investment loss                                -0.05          -0.09      -0.09     -0.13     -0.28    -0.16
Net realized and unrealized gains or losses
   on securities, futures contracts and
   foreign currency related transactions            1.44           1.49      -2.14     -5.19      2.72     3.21
                                              ------------------------------------------------------------------
Total from investment operations                    1.39           1.40      -2.23     -5.32      2.44     3.05
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                     0              0          0     -0.21    -10.03    -0.07
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.21         $ 9.82    $  8.42   $ 10.65   $ 16.18   $23.77
================================================================================================================
Total return(2)                                    14.15%         16.63%    -20.94%   -33.23%    10.23%   14.67%
================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)              $    4         $    4    $     4   $     6   $    11   $   14
Ratios to average net assets
   Expenses(3)                                      2.39%(4)       2.48%      2.32%     2.27%     2.18%    2.14%
   Net investment loss                             -0.93%(4)      -0.95%     -0.86%    -0.95%    -1.24%   -0.70%
Portfolio turnover rate                               38%           125%       133%      160%      119%      35%
================================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended                Year Ended September 30,
                                               March 31, 2004    ------------------------------------------------
CLASS I(1)                                     (unaudited)(2)    2003(2)   2002(2)   2001(2)   2000(2)   1999(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.77          $ 9.14    $ 11.45   $ 17.20   $ 24.48   $21.25
=================================================================================================================
Income from investment operations
Net investment income (loss)                           0            0.01       0.02      0.01     -0.06     0.07
Net realized and unrealized gains or losses
   on securities, futures contracts and
   foreign currency related transactions            1.59            1.62      -2.33     -5.55      2.81     3.28
                                              -------------------------------------------------------------------
Total from investment operations                    1.59            1.63      -2.31     -5.54      2.75     3.35
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment loss                                    0               0          0         0         0    -0.05
Net realized gains                                     0               0          0     -0.21    -10.03    -0.07
                                              -------------------------------------------------------------------
Total distributions to shareholders                    0               0          0     -0.21    -10.03    -0.12
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.36          $10.77    $  9.14   $ 11.45   $ 17.20   $24.48
=================================================================================================================
Total return                                       14.76%          17.83%    -20.17%   -32.53%    11.32%   15.79%
=================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)              $  230          $  221    $   216   $   508   $   887   $1,086
Ratios to average net assets
   Expenses(3)                                      1.39%(4)        1.48%      1.32%     1.27%     1.18%    1.14%
   Net investment income (loss)                     0.07%(4)        0.05%      0.14%     0.05%    -0.23%    0.30%
Portfolio turnover rate                               38%            125%       133%      160%      119%      35%
=================================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income (loss) per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.2%
CONSUMER DISCRETIONARY 14.3%
Automobiles 0.2%
Toyota Motor Corp.                                          23,000   $   856,553
                                                                     -----------
Hotels, Restaurants & Leisure 2.3%
International Game Technology, Inc.                        140,000     6,294,400
Starbucks Corp. *                                          125,000     4,718,750
                                                                     -----------
                                                                      11,013,150
                                                                     -----------
Household Durables 1.6%
Black & Decker Corp.                                        34,283     1,952,074
Harman International Industries, Inc.                       39,000     3,104,400
Matsushita Electric Industrial Co., Ltd.                   115,000     1,774,920
Sharp Corp.                                                 50,000       892,163
                                                                     -----------
                                                                       7,723,557
                                                                     -----------
Internet & Catalog Retail 1.7%
Amazon.com, Inc. *                                          85,000     3,678,800
eBay, Inc. *                                                60,000     4,159,800
                                                                     -----------
                                                                       7,838,600
                                                                     -----------
Leisure Equipment & Products 0.2%
Eastman Kodak Co.                                           26,091       682,801
                                                                     -----------
Media 3.2%
Comcast Corp., Class A *                                   146,697     4,089,912
Liberty Media Corp., Class A *                             322,549     3,531,912
New York Times Co., Class A                                 21,566       953,217
News Corp., Ltd., ADR                                       74,455     2,360,968
Time Warner, Inc. *                                        257,263     4,337,454
                                                                     -----------
                                                                      15,273,463
                                                                     -----------
Multi-line Retail 1.6%
Nordstrom, Inc.                                             81,000     3,231,900
Target Corp.                                               100,000     4,504,000
                                                                     -----------
                                                                       7,735,900
                                                                     -----------
Specialty Retail 2.0%
Barnes & Noble, Inc. *                                      56,097     1,828,762
Best Buy Co., Inc.                                          69,000     3,568,680
Home Depot, Inc.                                           113,000     4,221,680
                                                                     -----------
                                                                       9,619,122
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.5%
Coach, Inc. *                                               76,000     3,115,240
Jones Apparel Group, Inc.                                   37,171     1,343,732
Liz Claiborne, Inc.                                         78,723     2,888,347
                                                                     -----------
                                                                       7,347,319
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES 5.2%
Beverages 2.2%
Anheuser-Busch Companies, Inc.                              42,985   $ 2,192,235
Coca-Cola Co.                                               60,000     3,018,000
PepsiCo, Inc.                                               92,636     4,988,449
                                                                     -----------
                                                                      10,198,684
                                                                     -----------
Food & Staples Retailing 0.8%
Wal-Mart Stores, Inc.                                       65,380     3,902,532
                                                                     -----------
Food Products 0.3%
Kellogg Co.                                                 39,676     1,556,886
                                                                     -----------
Household Products 0.7%
Kimberly-Clark Corp.                                        19,874     1,254,049
Procter & Gamble Co.                                        20,253     2,124,135
                                                                     -----------
                                                                       3,378,184
                                                                     -----------
Tobacco 1.2%
Altria Group, Inc.                                         102,195     5,564,518
                                                                     -----------
ENERGY 6.7%
Energy Equipment & Services 1.0%
ENSCO International, Inc.                                   28,592       805,437
Halliburton Co.                                             89,326     2,714,617
Noble Corp. *                                               36,601     1,406,210
                                                                     -----------
                                                                       4,926,264
                                                                     -----------
Oil & Gas 5.7%
Apache Corp.                                                28,860     1,245,886
BP plc, ADR                                                 69,979     3,582,925
ChevronTexaco Corp.                                         26,695     2,343,287
ConocoPhillips                                              38,524     2,689,360
Devon Energy Corp.                                          36,165     2,102,995
EOG Resources, Inc.                                         37,944     1,741,250
Exxon Mobil Corp.                                          174,884     7,273,426
Occidental Petroleum Corp.                                  26,855     1,236,673
XTO Energy, Inc.                                           198,961     5,021,782
                                                                     -----------
                                                                      27,237,584
                                                                     -----------
FINANCIALS 18.5%
Capital Markets 4.6%
Bank of New York Co., Inc.                                  60,000     1,890,000
J.P. Morgan Chase & Co.                                     74,431     3,122,380
Merrill Lynch & Co., Inc.                                  126,282     7,521,356
Morgan Stanley                                             138,852     7,956,220
State Street Corp.                                          33,171     1,729,204
                                                                     -----------
                                                                      22,219,160
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 6.1%
Bank of America Corp.                                       90,208   $ 7,305,044
Bank One Corp.                                              82,256     4,484,597
PNC Financial Services Group, Inc.                          44,703     2,477,440
SunTrust Banks, Inc.                                        25,660     1,788,759
U.S. Bancorp                                               244,565     6,762,222
Wells Fargo & Co.                                          107,502     6,092,139
                                                                     -----------
                                                                      28,910,201
                                                                     -----------
Consumer Finance 1.4%
American Express Co.                                       128,118     6,642,918
                                                                     -----------
Diversified Financial Services 2.9%
Citigroup, Inc.                                            265,183    13,709,961
                                                                     -----------
Insurance 1.9%
Allstate Corp.                                              30,499     1,386,485
American International Group, Inc.                          53,658     3,828,498
Mitsui Marine & Fire Insurance Co., Ltd.                   180,000     1,914,287
SAFECO Corp.                                                46,724     2,017,075
                                                                     -----------
                                                                       9,146,345
                                                                     -----------
Thrifts & Mortgage Finance 1.6%
Sovereign Bancorp, Inc.                                     80,781     1,730,329
Washington Mutual, Inc.                                    141,620     6,048,590
                                                                     -----------
                                                                       7,778,919
                                                                     -----------
HEALTH CARE 14.0%
Biotechnology 0.8%
Genentech, Inc. *                                           34,000     3,597,880
                                                                     -----------
Health Care Equipment & Supplies 4.6%
Boston Scientific Corp. *                                   77,000     3,263,260
Guidant Corp.                                               55,600     3,523,372
Medtronic, Inc.                                            119,411     5,701,875
Saint Jude Medical, Inc. *                                  50,000     3,605,000
Stryker Corp.                                               40,400     3,576,612
Zimmer Holdings, Inc. *                                     30,000     2,213,400
                                                                     -----------
                                                                      21,883,519
                                                                     -----------
Health Care Providers & Services 0.7%
Aetna, Inc.                                                 30,051     2,696,176
Anthem, Inc. *                                               9,637       873,498
                                                                     -----------
                                                                       3,569,674
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 7.9%
Abbott Laboratories, Inc.                                  100,530   $ 4,131,783
Allergan, Inc.                                              25,000     2,104,000
AstraZeneca plc, ADR                                        75,000     3,504,750
Bristol-Myers Squibb Co.                                    47,258     1,145,061
Forest Laboratories, Inc. *                                 36,000     2,578,320
Merck & Co., Inc.                                           86,606     3,827,119
Pfizer, Inc.                                               334,088    11,709,784
Shire Pharmaceuticals Group, ADR *(p)                       50,842     1,496,280
Teva Pharmaceutical Industries, Ltd., ADR                   43,000     2,726,630
Wyeth                                                      122,079     4,584,067
                                                                     -----------
                                                                      37,807,794
                                                                     -----------
INDUSTRIALS 14.1%
Aerospace & Defense 1.7%
Boeing Co.                                                  31,000     1,273,170
Honeywell International, Inc.                              107,657     3,644,189
Northrop Grumman Corp.                                      33,149     3,262,525
                                                                     -----------
                                                                       8,179,884
                                                                     -----------
Airlines 1.2%
AMR Corp. *                                                300,000     3,819,000
Southwest Airlines Co.                                     150,000     2,131,500
                                                                     -----------
                                                                       5,950,500
                                                                     -----------
Commercial Services & Supplies 2.8%
Apollo Group, Inc., Class A *                               60,000     5,166,600
Career Education Corp. *                                    51,500     2,916,960
Cendant Corp.                                              103,000     2,512,170
Waste Management, Inc.                                      97,167     2,932,500
                                                                     -----------
                                                                      13,528,230
                                                                     -----------
Electrical Equipment 1.4%
Cooper Industries, Ltd., Class A                            66,000     3,773,880
Emerson Electric Co.                                        44,620     2,673,630
                                                                     -----------
                                                                       6,447,510
                                                                     -----------
Industrial Conglomerates 3.3%
3M Co.                                                      27,837     2,279,015
General Electric Co.                                       180,240     5,500,925
Tyco International, Ltd.                                   274,420     7,862,133
                                                                     -----------
                                                                      15,642,073
                                                                     -----------
Machinery 3.7%
Caterpillar, Inc.                                           31,000     2,451,170
Deere & Co.                                                148,594    10,299,050
Illinois Tool Works, Inc.                                   28,471     2,255,757
Ingersoll-Rand Co., Ltd., Class A                           38,979     2,636,930
                                                                     -----------
                                                                      17,642,907
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY 17.0%
Communications Equipment 4.9%
Cisco Systems, Inc. *                                      300,100   $ 7,058,352
Nokia Corp., ADR (p)                                       176,288     3,575,121
Nortel Networks Corp. *                                    550,000     3,267,000
QUALCOMM, Inc.                                             118,000     7,837,560
Research In Motion, Ltd. *                                  17,700     1,651,587
                                                                     -----------
                                                                      23,389,620
                                                                     -----------
Computers & Peripherals 2.7%
Dell, Inc. *                                                74,000     2,487,880
EMC Corp. *                                                220,000     2,994,200
Hewlett-Packard Co.                                        290,724     6,640,136
NEC Corp.                                                  115,000       944,858
                                                                     -----------
                                                                      13,067,074
                                                                     -----------
Electronic Equipment & Instruments 1.5%
Flextronics International, Ltd. *                          205,000     3,530,100
Ingram Micro, Inc., Class A *                               71,829     1,300,105
Thermo Electron Corp. *                                     88,168     2,493,391
                                                                     -----------
                                                                       7,323,596
                                                                     -----------
IT Services 0.6%
First Data Corp.                                            62,358     2,629,013
                                                                     -----------
Office Electronics 0.2%
Canon, Inc.                                                 15,000       776,023
                                                                     -----------
Semiconductors & Semiconductor Equipment 1.8%
Intel Corp.                                                176,850     4,810,320
Texas Instruments, Inc.                                    126,500     3,696,330
                                                                     -----------
                                                                       8,506,650
                                                                     -----------
Software 5.3%
Amdocs, Ltd. *                                             128,000     3,557,120
Cadence Design Systems, Inc. *                             153,400     2,261,116
Citrix Systems, Inc. *                                     135,000     2,918,700
Intuit, Inc. *                                              25,000     1,122,000
Microsoft Corp.                                            340,764     8,508,877
Oracle Corp. *                                             339,755     4,080,458
Symantec Corp. *                                            62,300     2,884,490
                                                                     -----------
                                                                      25,332,761
                                                                     -----------
MATERIALS 4.3%
Chemicals 1.2%
Air Products & Chemicals, Inc.                              50,000     2,506,000
PPG Industries, Inc.                                        53,469     3,117,243
                                                                     -----------
                                                                       5,623,243
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

                                                        Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
MATERIALS continued
Metals & Mining 2.5%
Alcoa, Inc.                                               37,000   $  1,283,530
Freeport-McMoRan Copper & Gold, Inc., Class B             25,738      1,006,098
Inco, Ltd. *(p)                                           46,000      1,592,980
JFE Holdings, Inc.                                        44,500      1,215,170
Peabody Energy Corp.                                      64,364      2,993,570
Phelps Dodge Corp. *                                      46,599      3,805,274
                                                                   ------------
                                                                     11,896,622
                                                                   ------------
Paper & Forest Products 0.6%
International Paper Co.                                   68,330      2,887,626
                                                                   ------------
TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.1%
ALLTEL Corp. (p)                                          18,498        922,865
BellSouth Corp.                                           15,943        441,462
Centurytel, Inc.                                          87,990      2,418,845
SBC Communications, Inc.                                  61,215      1,502,216
Telefonos de Mexico SA de CV, ADR (p)                     33,788      1,179,539
Verizon Communications, Inc.                              89,783      3,280,671
                                                                   ------------
                                                                      9,745,598
                                                                   ------------
Wireless Telecommunications Services 0.1%
Nextel Communications, Inc., Class A                      23,772        587,882
                                                                   ------------
UTILITIES 1.9%
Electric Utilities 1.7%
Entergy Corp.                                             40,892      2,433,074
Exelon Corp.                                              60,415      4,160,781
PG&E Corp. *                                              34,940      1,012,212
Wisconsin Energy Corp.                                    21,157        680,198
                                                                   ------------
                                                                      8,286,265
                                                                   ------------
Multi-Utilities & Unregulated Power 0.2%
Scana Corp. (p)                                           26,663        942,537
                                                                   ------------
   Total Common Stocks (cost $393,573,813)                          468,507,102
                                                                   ------------
SHORT-TERM INVESTMENTS 3.7%
MUTUAL FUND SHARES 3.7%
Evergreen Institutional U.S. Government
   Money Market Fund (o)                               6,251,661      6,251,661
Navigator Prime Portfolio (pp)                        11,395,178     11,395,178
                                                                   ------------
   Total Short-Term Investments (cost $17,646,839)                   17,646,839
                                                                   ------------
Total Investments (cost $411,220,652) 101.9%                        486,153,941
Other Assets and Liabilities (1.9%)                                  (8,858,970)
                                                                   ------------
Net Assets 100.0%                                                  $477,294,971
                                                                   ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

*    Non-income producing security.

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan

Summary of Abbreviations:

ADR  American Depository Receipt

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                     $ 411,220,652
Net unrealized gains on securities                                   74,933,289
--------------------------------------------------------------------------------
Market value of securities                                          486,153,941
Foreign currency, at value (cost $4,622)                                  4,686
Receivable for securities sold                                        4,487,564
Receivable for Fund shares sold                                          30,704
Dividends receivable                                                    610,534
Receivable for securities lending income                                  1,255
Prepaid expenses and other assets                                        30,383
--------------------------------------------------------------------------------
   Total assets                                                     491,319,067
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      1,814,749
Payable for Fund shares redeemed                                        499,136
Payable for securities on loan                                       11,395,178
Advisory fee payable                                                      9,788
Distribution Plan expenses payable                                        4,110
Due to other related parties                                             27,370
Accrued expenses and other liabilities                                  273,765
--------------------------------------------------------------------------------
   Total liabilities                                                 14,024,096
--------------------------------------------------------------------------------
Net assets                                                        $ 477,294,971
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                   $ 585,964,040
Undistributed net investment loss                                      (783,275)
Accumulated net realized losses on securities, futures
   contracts and foreign currency related transactions             (182,819,871)
Net unrealized gains on securities and foreign
   currency related transactions                                     74,934,077
--------------------------------------------------------------------------------
Total net assets                                                  $ 477,294,971
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                        $ 139,112,907
   Class B                                                          104,025,822
   Class C                                                            4,481,853
   Class I                                                          229,674,389
--------------------------------------------------------------------------------
Total net assets                                                  $ 477,294,971
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           11,581,326
   Class B                                                            9,262,395
   Class C                                                              399,820
   Class I                                                           18,589,296
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                        $       12.01
   Class A -- Offering price (based on sales charge of 5.75%)     $       12.74
   Class B                                                        $       11.23
   Class C                                                        $       11.21
   Class I                                                        $       12.36
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended March 31, 2004 (unaudited)

--------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $24,652)             $ 3,533,806
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          1,819,750
Distribution Plan expenses
   Class A                                                              193,345
   Class B                                                              589,892
   Class C                                                               23,086
Administrative services fee                                             242,435
Transfer agent fees                                                   1,140,415
Trustees' fees and expenses                                               3,327
Printing and postage expenses                                            55,675
Custodian and accounting fees                                            67,630
Registration and filing fees                                             23,667
Professional fees                                                        10,264
Other                                                                     1,510
--------------------------------------------------------------------------------
   Total expenses                                                     4,170,996
   Less: Expense reductions                                                (611)
Expense reimbursements                                                   (2,096)
--------------------------------------------------------------------------------
   Net expenses                                                       4,168,289
--------------------------------------------------------------------------------
Net investment loss                                                    (634,483)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        22,111,540
   Foreign currency related transactions                                 (1,898)
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related
   transactions                                                      22,109,642
Net change in unrealized gains or losses on securities and
   foreign currency related transactions                             43,807,685
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                             65,917,327
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $65,282,845
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Six Months Ended
                                                March 31, 2004                Year Ended
                                                 (unaudited)              September 30, 2003
------------------------------------------------------------------------------------------------
Operations
Net investment loss                                    $   (634,483)               $ (1,507,252)
Net realized gains or losses on
   securities and foreign currency
   related transactions                                  22,109,642                 (49,080,446)
Net change in unrealized gains
   or losses on securities and foreign
   currency related transactions                         43,807,685                 123,841,422
------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                       65,282,844                  73,253,724
------------------------------------------------------------------------------------------------
                                            Shares                      Shares
Capital share transactions
Proceeds from shares sold
   Class A                                   862,323     10,048,601    1,851,450     17,825,896
   Class B                                   112,495      1,225,442      336,277      3,093,697
   Class C                                    28,338        301,251       59,487        543,855
   Class I                                    92,796      1,104,228      311,013      3,136,239
------------------------------------------------------------------------------------------------
                                                         12,679,522                  24,599,687
------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                 1,399,325     16,277,195    2,761,301     26,635,651
   Class B                                (1,493,788)   (16,277,195)  (2,932,013)   (26,635,651)
------------------------------------------------------------------------------------------------
                                                                  0                           0
------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                (1,196,435)   (13,949,457)  (2,059,051)   (19,967,084)
   Class B                                (1,784,902)   (19,456,629)  (4,888,105)   (44,276,229)
   Class C                                   (58,762)      (639,718)     (80,663)      (733,251)
   Class I                                (2,054,070)   (24,596,050)  (3,347,296)   (33,268,771)
------------------------------------------------------------------------------------------------
                                                        (58,641,854)                (98,245,335)
------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                      (45,962,332)                (73,645,648)
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  19,320,512                    (391,924)
Net assets
Beginning of period                                     457,974,459                 458,366,383
------------------------------------------------------------------------------------------------
End of period                                          $477,294,971                $457,974,459
------------------------------------------------------------------------------------------------
Undistributed net investment loss                      $   (783,275)               $   (148,792)
------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.75% and declining to 0.625% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended March 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $2,096.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.47% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2004, the Fund paid brokerage commissions of $43,388 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $178,617,121 and $225,546,300, respectively, for the six months ended March 31, 2004.

During the six months ended March 31, 2004, the Fund loaned securities to certain brokers. At March 31, 2004, the value of securities on loan and the value of collateral amounted to $11,213,794 and $11,395,178, respectively. During the six months ended March 31, 2004, the Fund earned $6,721 in income from securities lending which is included in dividend income on the Statement of Operations.

On March 31, 2004, the aggregate cost of securities for federal income tax purposes was $418,552,609. The gross unrealized appreciation and depreciation on securities based on tax cost was $77,451,114 and $9,849,782, respectively, with a net unrealized appreciation of $67,601,332.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

As of September 30, 2003, the Fund had $159,848,456 in capital loss carryovers for federal income tax purposes with $86,236,766 expiring in 2010, and $73,611,690 expiring in 2011.

For income tax purposes, capital and currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2003, the Fund incurred and elected to defer post-October capital losses of $36,710,843 and currency losses of $636.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended March 31, 2004, the Fund had no borrowings under this agreement.

10. SUBSEQUENT EVENTS

Effective April 1, 2004, EIMC is paid an annual fee starting at 0.66% and declining to 0.45% as the average daily net assets of the Fund increases.

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner,             Principal occupations: Member and Former
CFA(2)                          President, North Carolina Securities Traders
Trustee                         Association; Member, Financial Analysts Society;
DOB: 12/12/1937                 Former Consultant to the Boards of Trustees of
Term of office since: 1999      the Evergreen funds; Former Trustee, Mentor
Other directorships: None       Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to 200 Berkeley Street, 26th Floor, Boston, MA 02116, Attention: Secretary, Evergreen Funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $249.1 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of March 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               566378 rv1 5/2004

                        ANNUAL REPORT FOR BLUE CHIP FUND

                                 JULY 31, 2004

                   [GRAPHIC OMITTED] Evergreen Blue Chip Fund

                            Evergreen Blue Chip Fund

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 ABOUT YOUR FUND'S EXPENSES
 7 FINANCIAL HIGHLIGHTS
11 SCHEDULE OF INVESTMENTS
16 STATEMENT OF ASSETS AND LIABILITIES
17 STATEMENT OF OPERATIONS
18 STATEMENTS OF CHANGES IN NET ASSETS
19 NOTES TO FINANCIAL STATEMENTS
24 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
September 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Blue Chip Fund, which covers the twelve-month period ended July 31, 2004.

As we entered the investment period, our equity portfolio teams had to come to terms with two major developments in the financial markets. First, the equity markets had just experienced a dramatic turnaround during the first half of calendar 2003. Would these gains hold up? Secondly, since the investment period began on the heels of an incredibly volatile period for interest rates, how were our analysts to discount, or value, future earnings growth prospects? Given these developments, and our belief in the sustainability of the economic and profit expansions, we maintained our emphasis on the solid fundamentals supporting growth. In addition, we continued to focus on an accommodative monetary policy from the Federal Reserve, enabling our analysts to discount growth prospects at more "rational" interest rate levels.

The passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003 was critical to our belief in the sustainability of the expansion. The addition of capital investment as a pillar of the economic recovery not only took the pressure off the U.S. consumer, but it also provided longer-term support for growth. We also believed the improving trend for dividends would eventually play an important role in strengthening total return potential for equity investors. Therefore, the passage of this law not only bolstered our vision, but also supported the market's continued advances.

Increasingly comfortable with our views on the solid foundation for future economic growth, the next

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

challenge was the level of interest rates. The unraveling of the "deflation trade" in bonds last summer brought the yield on the 10-year Treasury from a low of 3.1% in June to a peak of 4.6% in early August. While a volatile period, our belief in a continued accommodative stance from the Fed was strengthened by the absence of significant payroll growth. It was, and remains, our belief that until payrolls expand to the point that wage inflation emerges, the Fed will likely keep policy less stimulative, rather than more restrictive.

Considering the potential for a rate driven sell-off throughout this period of uncertainty, we were encouraged by the market's ability to hold onto its previous gains. This suggested to us a growing conviction on the improving long-term fundamentals. Economic and profit growth had exceeded expectations in the second half of calendar 2003, and we positioned portfolios to benefit from continued strength in the months ahead. Indeed, the solid fundamentals carried over into the first half of calendar 2004, with GDP growth of approximately 3.5% and corporate profit growth once again in excess of 20%. Yet despite these positives, a combination of geopolitical uncertainties and a fear of higher interest rates combined to dampen market sentiment. The bombings in Madrid and increased terror activity in Iraq resulted in a volatile trading environment for stocks. Conflicting signals on employment growth further increased the uncertainty plaguing the markets. Higher oil and gas prices ignited inflation fears. If that wasn't enough, the rancorous presidential election season provided yet another dose of concern for the markets.

While the equity markets may not appreciate uncertainty, the unknown has always been a condition of investing. As a result, we remind our investors of the importance of diversification, particularly within equity portfolios. To combat the frequent bouts of uncertainty and the associated volatility, our equity teams maintain an intense focus on the disciplines of their investment strategies, emphasizing economic

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

and corporate fundamentals. Though fear may periodically dominate market sentiment over the short-term, we remain confident in our approach emphasizing solid fundamentals for successful long-term investing.

We encourage our investors to maintain their long-term diversification strategies for their equity portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHICS OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of July 31, 2004

                                MANAGEMENT TEAM

                               [GRAPHICS OMITTED]

                             Patricia A. Bannan, CFA
                           Large Cap Core Growth Team
                                  Lead Manager

                            CURRENT INVESTMENT STYLE

                               [GRAPHICS OMITTED]

                            Source: Morningstar, Inc.

      Morningstar's style box is based on a portfolio date as of 6/30/2004.

   The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                             PERFORMANCE AND RETURNS

                      Portfolio inception date: 9/11/1935

                            Class A     Class B     Class C     Class I
Class inception date       1/20/1998   9/11/1935   1/22/1998   4/30/1999
------------------------------------------------------------------------
Nasdaq symbol                EKNAX       EKNBX       EKNCX       EKNYX
------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------
1 year with sales charge     2.32%       2.81%       6.84%        N/A
------------------------------------------------------------------------
1 year w/o sales charge      8.57%       7.81%       7.84%       8.94%
------------------------------------------------------------------------
5 year                      -5.41%      -5.32%      -4.99%      -4.02%
------------------------------------------------------------------------
10 year                      7.05%       7.16%       7.18%       7.72%
------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and
C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                LONG-TERM GROWTH

                               [GRAPHICS OMITTED]

Comparison of a $10,000 investment in Evergreen Blue Chip Fund Class A shares, versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

The fund's Class A shares returned 8.57% for the twelve-month period ended July 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Standard & Poor's 500 Index (S&P 500), returned 13.17%.

The first and second half of the fiscal year ended July 31, 2004 offered two contrasting market environments, each of which had a different impact on performance of the fund. The fund outperformed its benchmark, the S&P 500, during the first half of the period by focusing primarily on high-quality, large capitalization stocks within economically sensitive sectors that typically outperform in an improving economy. Cyclical areas such as the consumer discretionary, industrial, information technology and materials sectors all were emphasized.

However, in the latter months of the fiscal year, this same emphasis held back performance, ultimately causing the fund's underperformance relative to the benchmark. The market posted weaker returns and investors tended to favor value and stable growth stocks. Sectors such as energy and consumer staples, neither of which were emphasized in the fund, outperformed more economically sensitive areas.

The fund's overweight allocation to the industrials sector helped performance. Stock selection in consumer discretionary, energy and telecommunication services sectors also helped support performance. In the industrial sector, the emphasis in the building products and machinery industries was a positive factor. In the consumer discretionary sector, stocks that aided performance included International Game Technology, Starbucks, Coach, and Staples. In the energy sector, Apache, British Petroleum, and Occidental Petroleum all contributed to performance, while Verizon Communications and Western Wireless aided returns in the telecommunications services industry.

The overweight position in information technology, and stock selection within that sector, held back performance during the fiscal year. Within information technology, holdings that detracted from performance included Oracle and BEA Systems. The decisions not to own two better-performing technology stocks, Motorola and Yahoo, also held back performance. Stock selection hurt in the consumer staples sector, as overweight positions in General Mills and Estee Lauder and the underweight position in Altria Group (the former Philip Morris) held back returns. In addition, the fund's underweight in the out-performing energy sector was a detriment.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of July 31, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

The Example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 to July 31, 2004.

The example illustrates your fund's costs in two ways:

     o    Actual expenses

          The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     o    Hypothetical example for comparison purposes

          The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account      Expenses
                                               Value       Value     Paid During
                                              2/1/2004   7/31/2004     Period*
--------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $  949.46      $ 6.93
Class B                                      $1,000.00   $  946.20      $10.31
Class C                                      $1,000.00   $  946.34      $10.31
Class I                                      $1,000.00   $  951.26      $ 5.48
Hypothetical (5% return before expenses)
Class A                                      $1,000.00   $1,017.75      $ 7.17
Class B                                      $1,000.00   $1,014.27      $10.67
Class C                                      $1,000.00   $1,014.27      $10.67
Class I                                      $1,000.00   $1,019.24      $ 5.67
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.43% for Class A, 2.13% for Class B, 2.13% for Class C and 1.13% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                          Year Ended July 31,
                                                            -----------------------------------------------
CLASS A                                                     2004(1)   2003(1)   2002(1)     2001     2000
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $21.11    $19.91    $ 25.69   $ 34.79   $32.88
===========================================================================================================
Income from investment operations
Net investment income (loss)                                 -0.04     -0.03      -0.03      0.01    -0.03
Net realized and unrealized gains or losses on securities     1.85      1.23      -5.75     -6.81     4.34
                                                            -----------------------------------------------
Total from investment operations                              1.81      1.20      -5.78     -6.80     4.31
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                               0         0          0     -2.30    -2.40
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $22.92    $21.11    $ 19.91   $ 25.69   $34.79
===========================================================================================================
Total return(2)                                               8.57%     6.03%    -22.50%   -20.47%   13.22%
===========================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                        $  185    $  215    $   220   $   329   $  467
Ratios to average net assets
   Expenses(3)                                                1.48%     1.57%      1.37%     1.22%    1.15%
   Net investment income (loss)                              -0.19%    -0.15%     -0.15%     0.02%   -0.04%
Portfolio turnover rate                                         82%      105%       179%      223%     153%
-----------------------------------------------------------------------------------------------------------

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                          Year Ended July 31,
                                                            -----------------------------------------------
CLASS B                                                     2004(1)   2003(1)   2002(1)     2001      2000
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $20.23    $19.22    $ 24.99   $ 34.15   $32.54
===========================================================================================================
Income from investment operations
Net investment loss                                          -0.20     -0.16      -0.20     -0.21    -0.14
Net realized and unrealized gains or losses on securities     1.78      1.17      -5.57     -6.65     4.15
                                                            -----------------------------------------------
Total from investment operations                              1.58      1.01      -5.77     -6.86     4.01
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                               0         0          0     -2.30    -2.40
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $21.81    $20.23    $ 19.22   $ 24.99   $34.15
===========================================================================================================
Total return(2)                                               7.81%     5.25%    -23.09%   -21.06%   12.40%
===========================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                        $  173    $  190    $   220   $   364   $  477
Ratios to average net assets
   Expenses(3)                                                2.18%     2.30%      2.12%     1.98%    1.90%
   Net investment loss                                       -0.89%    -0.88%     -0.89%    -0.73%   -0.79%
Portfolio turnover rate                                         82%      105%       179%      223%     153%
===========================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                          Year Ended July 31,
                                                            -----------------------------------------------
CLASS C                                                     2004(1)   2003(1)   2002(1)     2001      2000
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 20.28   $ 19.28   $ 25.06   $ 34.24   $32.63
===========================================================================================================
Income from investment operations
Net investment loss                                           -0.20     -0.16     -0.20     -0.21    -0.04
Net realized and unrealized gains or losses on securities      1.79      1.16     -5.58     -6.67     4.05
                                                            -----------------------------------------------
Total from investment operations                               1.59      1.00     -5.78     -6.88     4.01
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                                0         0         0     -2.30    -2.40
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 21.87   $ 20.28   $ 19.28   $ 25.06   $34.24
===========================================================================================================
Total return(2)                                                7.84%     5.19%   -23.06%   -21.06%   12.37%
===========================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                        $     9   $    10   $    11   $    19   $   22
Ratios to average net assets
   Expenses(3)                                                 2.18%     2.30%     2.12%     1.98%    1.90%
   Net investment loss                                        -0.89%    -0.88%    -0.89%    -0.73%   -0.78%
Portfolio turnover rate                                          82%      105%      179%      223%     153%
===========================================================================================================

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                          Year Ended July 31,
                                                            -----------------------------------------------
CLASS I(1)                                                  2004(2)   2003(2)   2002(2)     2001     2000
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $21.14    $19.89    $ 25.60   $ 34.59   $32.62
===========================================================================================================
Income from investment operations
Net investment income                                         0.02      0.03       0.02      0.06     0.04
Net realized and unrealized gains or losses on securities     1.87      1.22      -5.73     -6.75     4.33
                                                            -----------------------------------------------
Total from investment operations                              1.89      1.25      -5.71     -6.69     4.37
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                               0         0          0     -2.30    -2.40
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $23.03    $21.14    $ 19.89   $ 25.60   $34.59
===========================================================================================================
Total return                                                  8.94%     6.28%    -22.30%   -20.26%   13.53%
===========================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)                        $    4    $    7    $     9   $    14   $   16
Ratios to average net assets
   Expenses(3)                                                1.18%     1.30%      1.12%     0.98%    0.90%
   Net investment income                                      0.10%     0.13%      0.10%     0.26%    0.22%
Portfolio turnover rate                                         82%      105%       179%      223%     153%
===========================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
CONSUMER DISCRETIONARY 11.8%
Auto Components 1.1%
Autoliv, Inc.                                               49,100   $ 2,066,619
Lear Corp.                                                  34,400     1,896,472
                                                                     -----------
                                                                       3,963,091
                                                                     -----------
Hotels, Restaurants & Leisure 1.6%
International Game Technology, Inc.                         90,000     2,910,600
Starbucks Corp. *                                           62,300     2,925,608
                                                                     -----------
                                                                       5,836,208
                                                                     -----------
Household Durables 0.6%
Pulte Homes, Inc.                                           44,100     2,409,183
                                                                     -----------
Internet & Catalog Retail 0.8%
Amazon.com, Inc. *                                          35,300     1,373,876
eBay, Inc. *                                                19,900     1,558,767
                                                                     -----------
                                                                       2,932,643
                                                                     -----------
Media 2.0%
Comcast Corp., Class A *                                    92,981     2,547,680
Viacom, Inc., Class A (p)                                   13,867       472,171
Viacom, Inc., Class B                                      133,000     4,467,470
                                                                     -----------
                                                                       7,487,321
                                                                     -----------
Multi-line Retail 1.4%
Nordstrom, Inc.                                             82,900     3,639,310
Target Corp.                                                36,700     1,600,120
                                                                     -----------
                                                                       5,239,430
                                                                     -----------
Specialty Retail 2.7%
Best Buy Co., Inc.                                          64,300     3,096,688
Lowe's Companies, Inc.                                      87,200     4,248,384
Staples, Inc.                                               96,269     2,780,249
                                                                     -----------
                                                                      10,125,321
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.6%
Nike, Inc., Class B                                         46,500     3,381,015
Polo Ralph Lauren Corp., Class A                            73,097     2,409,277
                                                                     -----------
                                                                       5,790,292
                                                                     -----------
CONSUMER STAPLES 9.9%
Beverages 4.1%
Anheuser-Busch Companies, Inc.                             105,850     5,493,615
Coca-Cola Co.                                              117,000     5,131,620
PepsiCo, Inc.                                               90,400     4,520,000
                                                                     -----------
                                                                      15,145,235
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 4.0%
BJ's Wholesale Club, Inc. *                                 81,300   $ 1,895,103
CVS Corp.                                                  114,300     4,785,741
Wal-Mart Stores, Inc.                                      154,725     8,201,972
                                                                     -----------
                                                                      14,882,816
                                                                     -----------
Household Products 1.5%
Procter & Gamble Co.                                       107,100     5,585,265
                                                                     -----------
Tobacco 0.3%
Altria Group, Inc.                                          24,700     1,175,720
                                                                     -----------
ENERGY 5.1%
Oil & Gas 5.1%
Apache Corp.                                                82,900     3,857,337
BP plc, ADR                                                121,300     6,836,468
Exxon Mobil Corp.                                          177,718     8,228,343
                                                                     -----------
                                                                      18,922,148
                                                                     -----------
FINANCIALS 19.2%
Capital Markets 1.9%
Goldman Sachs Group, Inc.                                   32,200     2,839,718
Morgan Stanley                                              86,281     4,256,242
                                                                     -----------
                                                                       7,095,960
                                                                     -----------
Commercial Banks 5.1%
Bank of America Corp.                                      112,070     9,527,071
U.S. Bancorp                                               137,580     3,893,514
Wells Fargo & Co.                                           60,250     3,458,952
Zions Bancorp                                               35,400     2,141,700
                                                                     -----------
                                                                      19,021,237
                                                                     -----------
Consumer Finance 2.0%
American Express Co.                                        90,400     4,542,600
Capital One Financial Corp.                                 43,000     2,980,760
                                                                     -----------
                                                                       7,523,360
                                                                     -----------
Diversified Financial Services 4.2%
Citigroup, Inc.                                            241,766    10,659,463
J.P. Morgan Chase & Co.                                    128,576     4,799,742
                                                                     -----------
                                                                      15,459,205
                                                                     -----------
Insurance 4.2%
American International Group, Inc.                         156,716    11,071,985
Hartford Financial Services Group, Inc.                     65,300     4,251,030
                                                                     -----------
                                                                      15,323,015
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 1.8%
Countrywide Financial Corp.                                 27,300   $ 1,968,330
Fannie Mae                                                  67,400     4,782,704
                                                                     -----------
                                                                       6,751,034
                                                                     -----------
HEALTH CARE 13.4%
Biotechnology 1.3%
Amgen, Inc. *                                               66,000     3,754,080
Genentech, Inc. *                                           22,440     1,092,379
                                                                     -----------
                                                                       4,846,459
                                                                     -----------
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.                                  46,600     1,401,262
Boston Scientific Corp. *                                   26,649     1,019,591
Medtronic, Inc.                                             44,400     2,205,348
Millipore Corp. *                                           52,000     2,739,880
St. Jude Medical, Inc. *                                    28,900     1,968,957
Zimmer Holdings, Inc. *                                     30,300     2,312,193
                                                                     -----------
                                                                      11,647,231
                                                                     -----------
Health Care Providers & Services 2.6%
Aetna, Inc.                                                 42,900     3,680,820
Anthem, Inc. * (p)                                          32,800     2,705,016
Caremark Rx, Inc. *                                        109,600     3,342,800
                                                                     -----------
                                                                       9,728,636
                                                                     -----------
Pharmaceuticals 6.4%
Allergan, Inc.                                              16,062     1,214,930
Johnson & Johnson                                          127,890     7,068,480
Merck & Co., Inc.                                           81,800     3,709,630
Pfizer, Inc.                                               277,882     8,881,109
Wyeth                                                       80,400     2,846,160
                                                                     -----------
                                                                      23,720,309
                                                                     -----------
INDUSTRIALS 13.3%
Aerospace & Defense 2.6%
Lockheed Martin Corp.                                       99,700     5,283,103
United Technologies Corp.                                   46,600     4,357,100
                                                                     -----------
                                                                       9,640,203
                                                                     -----------
Airlines 0.7%
Southwest Airlines Co.                                     190,900     2,762,323
                                                                     -----------
Building Products 1.5%
American Standard Companies, Inc. *                         78,300     2,966,787
Masco Corp.                                                 81,000     2,449,440
                                                                     -----------
                                                                       5,416,227
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 0.9%
Cendant Corp.                                              138,700   $ 3,173,456
                                                                     -----------
Industrial Conglomerates 5.4%
General Electric Co.                                       450,350    14,974,137
Tyco International, Ltd.                                   165,200     5,121,200
                                                                     -----------
                                                                      20,095,337
                                                                     -----------
Machinery 2.2%
Deere & Co.                                                 71,100     4,465,791
Dover Corp.                                                 96,700     3,837,056
                                                                     -----------
                                                                       8,302,847
                                                                     -----------
INFORMATION TECHNOLOGY 16.9%
Communications Equipment 3.0%
Cisco Systems, Inc. *                                      343,100     7,157,066
Corning, Inc. *                                            160,000     1,977,600
QUALCOMM, Inc.                                              31,000     2,141,480
                                                                     -----------
                                                                      11,276,146
                                                                     -----------
Computers & Peripherals 4.2%
Dell, Inc. *                                               145,000     5,143,150
Hewlett-Packard Co.                                        153,024     3,083,434
International Business Machines Corp.                       56,200     4,893,334
Lexmark International, Inc., Class A *                      26,700     2,362,950
                                                                     -----------
                                                                      15,482,868
                                                                     -----------
IT Services 1.6%
Accenture, Ltd., Class A *                                 145,900     3,593,517
Cognizant Technology Solutions Corp., Class A *             79,800     2,198,490
                                                                     -----------
                                                                       5,792,007
                                                                     -----------
Semiconductors & Semiconductor Equipment 2.5%
Altera Corp. *                                             116,850     2,432,817
Intel Corp.                                                161,850     3,945,903
Texas Instruments, Inc.                                    138,550     2,955,272
                                                                     -----------
                                                                       9,333,992
                                                                     -----------
Software 5.6%
Intuit, Inc. *                                              48,100     1,800,864
Microsoft Corp.                                            434,900    12,377,254
Oracle Corp. *                                             643,750     6,765,812
                                                                     -----------
                                                                      20,943,930
                                                                     -----------
MATERIALS 4.0%
Chemicals 2.5%
Air Products & Chemicals, Inc.                              83,500     4,321,125
Dow Chemical Co.                                            61,600     2,457,224
PPG Industries, Inc.                                        44,205     2,605,885
                                                                     -----------
                                                                       9,384,234
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                        Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
MATERIALS continued
Metals & Mining 0.9%
Alcoa, Inc.                                              105,200   $  3,369,556
                                                                   ------------
Paper & Forest Products 0.6%
Weyerhaeuser Co.                                          32,900      2,039,800
                                                                   ------------
TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 1.6%
Verizon Communications, Inc.                             159,650      6,152,911
                                                                   ------------
UTILITIES 0.6%
Multi-Utilities & Unregulated Power 0.6%
ONEOK, Inc.                                              105,000      2,205,000
                                                                   ------------
   Total Common Stocks (cost $324,957,820)                          355,981,956
                                                                   ------------
SHORT-TERM INVESTMENTS 4.2%
MUTUAL FUND SHARES 4.2%
Evergreen Institutional U.S. Government
   Money Market Fund (o)                              12,566,319     12,566,319
Navigator Prime Portfolio (pp)                         2,977,028      2,977,028
                                                                   ------------
   Total Short-Term Investments (cost $15,543,347)                   15,543,347
                                                                   ------------
Total Investments (cost $340,501,167) 100.0%                        371,525,303
Other Assets and Liabilities 0.0%                                      (182,322)
                                                                   ------------
Net Assets 100.0%                                                  $371,342,981
                                                                   ------------

*    Non-income producing security

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR  American Depository Receipt

The following table shows the percent of total long-term investments by sector as of July 31, 2004:

Financials                                                                 20.0%
Information Technology                                                     17.7%
Health Care                                                                14.0%
Industrials                                                                13.9%
Consumer Discretionary                                                     12.3%
Consumer Staples                                                           10.3%
Energy                                                                      5.3%
Materials                                                                   4.2%
Telecommunication Services                                                  1.7%
Utilities                                                                   0.6%
                                                                          -----
                                                                          100.0%
                                                                          -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
July 31, 2004

--------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $340,501,167)
   including $2,922,343 of securities loaned                      $ 371,525,303
Receivable for securities sold                                        2,888,520
Receivable for Fund shares sold                                          86,754
Dividends receivable                                                    401,756
Receivable for securities lending income                                    183
Prepaid expenses and other assets                                        37,339
--------------------------------------------------------------------------------
   Total assets                                                     374,939,855
--------------------------------------------------------------------------------
Liabilities
Payable for Fund shares redeemed                                        503,374
Payable for securities on loan                                        2,977,028
Advisory fee payable                                                     12,488
Distribution Plan expenses payable                                       19,527
Due to other related parties                                             16,792
Accrued expenses and other liabilities                                   67,665
--------------------------------------------------------------------------------
   Total liabilities                                                  3,596,874
--------------------------------------------------------------------------------
Net assets                                                        $ 371,342,981
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                   $ 540,567,185
Undistributed net investment loss                                       (23,160)
Accumulated net realized losses on securities                      (200,225,180)
Net unrealized gains on securities                                   31,024,136
--------------------------------------------------------------------------------
Total net assets                                                  $ 371,342,981
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                        $ 185,257,118
   Class B                                                          173,194,574
   Class C                                                            9,321,776
   Class I                                                            3,569,513
--------------------------------------------------------------------------------
Total net assets                                                  $ 371,342,981
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            8,082,407
   Class B                                                            7,941,163
   Class C                                                              426,274
   Class I                                                              155,018
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                        $       22.92
   Class A -- Offering price (based on sales charge of 5.75%)     $       24.32
   Class B                                                        $       21.81
   Class C                                                        $       21.87
   Class I                                                        $       23.03
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended July 31, 2004

--------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $12,533)             $ 5,396,413
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          2,178,409
Distribution Plan expenses
   Class A                                                              628,470
   Class B                                                            1,917,552
   Class C                                                              101,450
Administrative services fee                                             417,179
Transfer agent fees                                                   2,188,959
Trustees' fees and expenses                                              11,611
Printing and postage expenses                                            72,091
Custodian and accounting fees                                           101,670
Registration and filing fees                                             59,265
Professional fees                                                        21,597
Interest expense                                                            308
Other                                                                    22,613
--------------------------------------------------------------------------------
   Total expenses                                                     7,721,174
   Less: Expense reductions                                              (1,242)
         Fee waivers and expense reimbursements                        (134,479)
--------------------------------------------------------------------------------
   Net expenses                                                       7,585,453
--------------------------------------------------------------------------------
Net investment loss                                                  (2,189,040)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
Net realized gains on securities                                     31,648,451
Net change in unrealized gains or losses on securities                5,267,399
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities            36,915,850
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $34,726,810
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended July 31,
                                             --------------------------------------------------------
                                                               2004                         2003
-----------------------------------------------------------------------------------------------------
Operations
Net investment loss                                       $  (2,189,040)               $  (2,072,665)
Net realized gains or losses on securities                   31,648,451                  (48,214,425)
Net change in unrealized gains or losses
   on securities                                              5,267,399                   69,345,798
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                                34,726,810                   19,058,708
-----------------------------------------------------------------------------------------------------
                                               Shares                       Shares
Capital share transactions
Proceeds from shares sold
   Class A                                      288,760       6,593,170    1,616,431      32,493,921
   Class B                                      354,991       7,751,312      534,256      10,050,328
   Class C                                      160,821       3,563,627      198,883       3,810,553
   Class I                                       25,558         593,903       46,249         901,693
-----------------------------------------------------------------------------------------------------
                                                             18,502,012                   47,256,495
-----------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                      231,783       5,371,965      236,810       4,610,327
   Class B                                     (242,771)     (5,371,965)    (246,202)     (4,610,327)
-----------------------------------------------------------------------------------------------------
                                                                      0                            0
-----------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                   (2,625,799)    (59,782,142)  (2,719,538)    (52,656,508)
   Class B                                   (1,572,955)    (34,581,555)  (2,354,755)    (43,633,066)
   Class C                                     (226,630)     (5,028,839)    (290,621)     (5,379,971)
   Class I                                     (187,841)     (4,380,188)    (190,538)     (3,754,324)
-----------------------------------------------------------------------------------------------------
                                                           (103,772,724)                (105,423,869)
-----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from
   capital share transactions                               (85,270,712)                 (58,167,374)
-----------------------------------------------------------------------------------------------------
Total decrease in net assets                                (50,543,902)                 (39,108,666)
Net assets
Beginning of period                                         421,886,883                  460,995,549
-----------------------------------------------------------------------------------------------------
End of period                                             $ 371,342,981                $ 421,886,883
-----------------------------------------------------------------------------------------------------
Undistributed net investment loss                         $     (23,160)               $     (21,855)
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Blue Chip Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an on ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee which started at 0.61% and declined to 0.26% as the Fund's average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended July 31, 2004, EIMC waived its fee in the amount of $133,503 and reimbursed expenses relating to Class A shares in the amount of $976 which represents 0.03% of the Fund's average daily net assets and 0.00% of the average daily net assets of Class A shares, respectively. As of July 31, 2004, the Fund had $133,503 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.52% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2004, the Fund paid brokerage commissions of $261,818 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended July 31, 2004, EIS received $1,502 from the sale of Class A shares and $90,104 and $293 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $336,076,459 and $430,115,340, respectively, for the year ended July 31, 2004.

During the year ended July 31, 2004, the Fund loaned securities to certain brokers. At July 31, 2004, the value of securities on loan and the value of collateral amounted to $2,922,343 and $2,977,028, respectively. During the year ended July 31, 2004, the Fund earned $13,506 in income from securities lending which is included in dividend income on the Statement of Operations.

On July 31, 2004, the aggregate cost of securities for federal income tax purposes was $346,909,475. The gross unrealized appreciation and depreciation on securities based on tax cost was $31,445,538 and $6,829,710, respectively, with a net unrealized appreciation of $24,615,828.

As of July 31, 2004, the Fund had $193,816,872 in capital loss carryovers for federal income tax purposes with $136,467,144 expiring in 2010 and $57,349,728 expiring in 2011.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

to borrow from, or lend money to, other participating funds. During the year ended July 31, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed
   Ordinary      Unrealized    Capital Loss
    Loss        Appreciation     Carryover
-------------------------------------------
   $23,160       $24,615,828   $193,816,872
-------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended July 31, 2004, the Fund had average borrowings outstanding of $19,494 at a rate of 1.58% and paid interest of $308.

11. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

12. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Blue Chip Fund, a series of Evergreen Equity Trust, as of July 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Blue Chip Fund, as of July 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                [GRAPHIC OMITTED]

Boston, Massachusetts
September 10, 2004

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                                       25

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                                       26

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                                       27

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

     Leadership - With over $246 billion in assets under management as of June 30, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

     Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

     Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

     Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                areas. The award symbolizes the achievement of the highest
Service             tier of shareholder service within our industry. For 2003,
Award               Evergreen Investments was ranked third overall.

                                                               567504 rv1 9/2004

                      ANNUAL REPORT FOR GROWTH AND INCOME

                                 JULY 31, 2004

               [GRAPHICS OMITTED] Evergreen Growth and Income Fund

                        Evergreen Growth and Income Fund

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 ABOUT YOUR FUND'S EXPENSES
 7 FINANCIAL HIGHLIGHTS
11 SCHEDULE OF INVESTMENTS
17 STATEMENT OF ASSETS AND LIABILITIES
18 STATEMENT OF OPERATIONS
19 STATEMENTS OF CHANGES IN NET ASSETS
21 NOTES TO FINANCIAL STATEMENTS
28 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29 ADDITIONAL INFORMATION
32 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our website at
EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
September 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Growth and Income Fund, which covers the twelve-month period ended July 31, 2004.

As we entered the investment period, our equity portfolio teams had to come to terms with two major developments in the financial markets. First, the equity markets had just experienced a dramatic turnaround during the first half of calendar 2003. Would these gains hold up? Secondly, since the investment period began on the heels of an incredibly volatile period for interest rates, how were our analysts to discount, or value, future earnings growth prospects? Given these developments, and our belief in the sustainability of the economic and profit expansions, we maintained our emphasis on the solid fundamentals supporting growth. In addition, we continued to focus on an accommodative monetary policy from the Federal Reserve, enabling our analysts to discount growth prospects at more "rational" interest rate levels.

The passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003 was critical to our belief in the sustainability of the expansion. The addition of capital investment as a pillar of the economic recovery not only took the pressure off the U.S. consumer, but it also provided longer-term support for growth. We also believed the improving trend for dividends would eventually play an important role in strengthening total return potential for equity investors. Therefore, the passage of this law not only bolstered our vision, but also supported the market's continued advances.

Increasingly comfortable with our views on the solid foundation for future economic growth, the next

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

challenge was the level of interest rates. The unraveling of the "deflation trade" in bonds last summer brought the yield on the 10-year Treasury from a low of 3.1% in June to a peak of 4.6% in early August. While a volatile period, our belief in a continued accommodative stance from the Fed was strengthened by the absence of significant payroll growth. It was, and remains, our belief that until payrolls expand to the point that wage inflation emerges, the Fed will likely keep policy less stimulative, rather than more restrictive.

Considering the potential for a rate driven sell-off throughout this period of uncertainty, we were encouraged by the market's ability to hold onto its previous gains. This suggested to us a growing conviction on the improving long-term fundamentals. Economic and profit growth had exceeded expectations in the second half of calendar 2003, and we positioned portfolios to benefit from continued strength in the months ahead. Indeed, the solid fundamentals carried over into the first half of calendar 2004, with GDP growth of approximately 3.5% and corporate profit growth once again in excess of 20%. Yet despite these positives, a combination of geopolitical uncertainties and a fear of higher interest rates combined to dampen market sentiment. The bombings in Madrid and increased terror activity in Iraq resulted in a volatile trading environment for stocks. Conflicting signals on employment growth further increased the uncertainty plaguing the markets. Higher oil and gas prices ignited inflation fears. If that wasn't enough, the rancorous presidential election season provided yet another dose of concern for the markets.

While the equity markets may not appreciate uncertainty, the unknown has always been a condition of investing. As a result, we remind our investors of the importance of diversification, particularly within equity portfolios. To combat the frequent bouts of uncertainty and the associated volatility, our equity teams maintain an intense focus on the disciplines of their investment strategies, emphasizing economic

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

and corporate fundamentals. Though fear may periodically dominate market sentiment over the short-term, we remain confident in our approach emphasizing solid fundamentals for successful long-term investing.

We encourage our investors to maintain their long-term diversification strategies for their equity portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of July 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                            Walter T. McCormick, CFA
                                Value Equity Team
                                  Lead Manager

                            CURRENT INVESTMENT STYLE

                                [GRAPHIC OMITTED]

                            Source: Morningstar, Inc.

      Morningstar's style box is based on a portfolio date as of 6/30/2004.

   The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                             PERFORMANCE AND RETURNS

                      Portfolio inception date: 10/15/1986

                            Class A    Class B    Class C     Class I
Class inception date       1/3/1995   1/3/1995   1/3/1995   10/15/1986
----------------------------------------------------------------------
Nasdaq symbol                EGIAX      EGIBX      EGICX       EVVTX
----------------------------------------------------------------------
Average annual return*
----------------------------------------------------------------------
1 year with sales charge     5.36%      5.97%      9.97%        N/A
----------------------------------------------------------------------
1 year w/o sales charge     11.78%     10.97%     10.97%      12.12%
----------------------------------------------------------------------
5 year                      -2.70%     -2.57%     -2.28%      -1.29%
----------------------------------------------------------------------
10 year                      7.36%      7.25%      7.25%       8.26%
----------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                LONG-TERM GROWTH

                                [GRAPHIC OMITTED]

Comparison of a $10,000 investment in Evergreen Growth and Income Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

The fund's Class A shares returned 11.78% for the twelve-month period ended July 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Russell 1000 Value Index ("Russell 1000 Value"), returned 17.67%.

In a changing economic environment, management positioned the portfolio more aggressively during the first five months of the fiscal year, while emphasizing higher quality, more stable growth companies in the latter months. Early in the fiscal year, as the market grew more optimistic about the prospects for a broad economic recovery, the fund performed well. During this period, management emphasized areas such as industrial, technology, basic materials and financial services sectors, while underweighting consumer discretionary and health care companies. In early 2004, however, management anticipated a shift in market leadership and placed greater emphasis on higher quality, more reasonably priced stocks. Management reduced positions in technology and increased the emphasis on the energy and health care sectors, while continuing to overweight the industrial and basic materials sectors and maintaining an underweight in consumer discretionary stocks.

While sector allocations tended to be in line with market trends, poor performance by several individual stocks caused the fund to underperform its benchmark, the Russell 1000 Value, although performance was only slightly less than the median for the Lipper Multi-Cap Core Group peer group.

Although consumer discretionary stocks were underweighted throughout the 12 months, the fund did hold several media-related companies, which proved disappointments for the period. They included Clear Channel, which conducts advertising operations and owns radio and television stations; Viacom, owner of CBS and other entertainment companies; and cable company Comcast which made a controversial and unsuccessful attempt to acquire Disney. The emphasis on major pharmaceutical companies in the second half of the period held back performance relative to the index. Despite inexpensive valuations and strong cash flow, they failed to meet expectations. Disappointments included Wyeth, Merck, Pfizer and Bristol Myers-Squibb. Other poor-performing holdings included software company Oracle and SPX, an industrial company that failed to meet earnings expectations.

The fund's focus on energy stocks helped the fund's performance. Notable contributors included petroleum companies ExxonMobil, ConocoPhillips and BP, as well as coal producer Massey Energy. The investments in FleetBank and AT&T Wireless both helped the fund's performance as each company was acquired at a premium to its stock price. Other strong performers included Tyco International, a diversified industrial company, and Lexmark, producer of printers for personal computers.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

The Example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 to July 31, 2004.

The example illustrates your fund's costs in two ways:

     o    Actual expenses

          The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     o    Hypothetical example for comparison purposes

          The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account     Expenses
                                               Value       Value     Paid During
                                              2/1/2004   7/31/2004     Period*
--------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $ 956.42       $ 7.59
Class B                                      $1,000.00   $ 953.12       $11.07
Class C                                      $1,000.00   $ 953.12       $11.02
Class I                                      $1,000.00   $ 957.90       $ 6.18
Hypothetical (5% return before expenses)
Class A                                      $1,000.00   $1,017.11      $ 7.82
Class B                                      $1,000.00   $1,013.53      $11.41
Class C                                      $1,000.00   $1,013.58      $11.36
Class I                                      $1,000.00   $1,018.55      $ 6.37
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.56% for Class A, 2.28% for Class B, 2.27% for Class C and 1.27% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                               Year Ended July 31,
                                                -----------------------------------------------
CLASS A                                         2004(1)   2003(1)   2002(1)   2001(1)    2000
===============================================================================================
Net asset value, beginning of period            $20.02    $18.58    $ 23.92   $ 30.72   $29.56
===============================================================================================
Income from investment operations
Net investment income (loss)                      0.07      0.12       0.03     -0.05    -0.09
Net realized and unrealized gains or losses
   on securities, written options and foreign
   currency related transactions                  2.21      1.41      -4.39     -3.12     1.85
                                                -----------------------------------------------
Total from investment operations                  2.28      1.53      -4.36     -3.17     1.76
-----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                0(2)  -0.09          0         0        0
Net realized gains                               -1.45         0      -0.98     -3.63    -0.60
                                                -----------------------------------------------
Total distributions to shareholders              -1.45     -0.09      -0.98     -3.63    -0.60
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $20.85    $20.02    $ 18.58   $ 23.92   $30.72
===============================================================================================
Total return(3)                                  11.78%     8.32%    -18.72%   -11.35%    6.01%
===============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)            $  364    $  125    $   103   $   147   $  207
Ratios to average net assets
   Expenses(4)                                    1.61%     1.70%      1.56%     1.51%    1.47%
   Net investment income (loss)                   0.36%     0.65%      0.14%    -0.19%   -0.28%
Portfolio turnover rate                             87%       72%        74%       26%      61%
-----------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share is based on average shares outstanding during the period.

(2)  Amount represents less than $0.005 per share.

(3)  Excluding applicable sales charges

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                               Year Ended July 31,
                                                -----------------------------------------------
CLASS B                                         2004(1)   2003(1)   2002(1)   2001(1)    2000
===============================================================================================
Net asset value, beginning of period            $19.14    $17.80    $ 23.14   $ 30.05   $29.14
===============================================================================================
Income from investment operations
Net investment loss                              -0.08     -0.01      -0.12     -0.25    -0.35
Net realized and unrealized gains or losses
   on securities, written options and foreign
   currency related transactions                  2.11      1.36      -4.24     -3.03     1.86
                                                -----------------------------------------------
Total from investment operations                  2.03      1.35      -4.36     -3.28     1.51
-----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                0     -0.01          0         0        0
Net realized gains                               -1.45         0      -0.98     -3.63    -0.60
                                                -----------------------------------------------
Total distributions to shareholders              -1.45     -0.01      -0.98     -3.63    -0.60
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $19.72    $19.14    $ 17.80   $ 23.14   $30.05
===============================================================================================
Total return(2)                                  10.97%     7.60%    -19.37%   -12.03%    5.23%
===============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)            $  272    $  242    $   313   $   505   $  706
Ratios to average net assets
   Expenses(3)                                    2.33%     2.43%      2.31%     2.26%    2.22%
   Net investment loss                           -0.36%    -0.05%     -0.60%    -0.94%   -1.03%
Portfolio turnover rate                             87%       72%        74%       26%      61%
-----------------------------------------------------------------------------------------------

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                              Year Ended July 31,
                                                ------------------------------------------------
CLASS C                                         2004(1)   2003(1)   2002(1)   2001(1)     2000
================================================================================================
Net asset value, beginning of period            $19.14    $17.81    $ 23.14   $ 30.05    $29.14
================================================================================================
Income from investment operations
Net investment loss                              -0.08     -0.01      -0.12     -0.25     -0.36
Net realized and unrealized gains or losses
   on securities, written options and foreign
   currency related transactions
                                                  2.11      1.35      -4.23     -3.03      1.87
                                                ------------------------------------------------
Total from investment operations                  2.03      1.34      -4.35     -3.28      1.51
------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                0     -0.01          0         0         0
Net realized gains                               -1.45         0      -0.98     -3.63     -0.60
                                                ------------------------------------------------
Total distributions to shareholders              -1.45     -0.01      -0.98     -3.63     -0.60
------------------------------------------------------------------------------------------------
Net asset value, end of period                  $19.72    $19.14    $ 17.81   $ 23.14    $30.05
================================================================================================
Total return(2)                                  10.97%     7.54%    -19.32%   -12.03%     5.23%
================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)            $  116    $   12    $   12    $    17    $   26
Ratios to average net assets
   Expenses(3)                                    2.31%     2.43%      2.31%     2.26%     2.21%
   Net investment loss                           -0.35%    -0.07%     -0.60%    -0.94%    -1.02%
Portfolio turnover rate                             87%       72%        74%       26%       61%
------------------------------------------------------------------------------------------------

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                              Year Ended July 31,
                                                -----------------------------------------------
CLASS I(1)                                      2004(2)   2003(2)   2002(2)   2001(2)    2000
===============================================================================================
Net asset value, beginning of period            $20.26    $18.80    $ 24.14   $ 30.90   $29.65
===============================================================================================
Income from investment operations
Net investment income (loss)                      0.13      0.17       0.09      0.01    -0.01
Net realized and unrealized gains or losses       2.25      1.44      -4.45     -3.14     1.86
   on securities, written options and foreign   -----------------------------------------------
   currency related transactions
Total from investment operations                  2.38      1.61      -4.36     -3.13     1.85
-----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                            -0.03     -0.15          0         0        0
Net realized gains                               -1.45         0      -0.98     -3.63    -0.60
                                                -----------------------------------------------
Total distributions to shareholders              -1.48     -0.15      -0.98     -3.63    -0.60
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $21.16    $20.26    $ 18.80   $ 24.14   $30.90
===============================================================================================
Total return                                     12.12%     8.64%    -18.54%   -11.14%    6.30%
===============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)            $   83    $   93    $   113   $   256   $  484
Ratios to average net assets
   Expenses(3)                                    1.33%     1.43%      1.31%     1.26%    1.22%
   Net investment income (loss)                   0.64%     0.94%      0.40%     0.05%   -0.03%
Portfolio turnover rate                             87%       72%        74%       26%      61%
-----------------------------------------------------------------------------------------------

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 97.2%
CONSUMER DISCRETIONARY 7.1%
Media 2.2%
Comcast Corp., Class A *                                   226,274   $ 6,199,907
Time Warner, Inc. *                                        381,929     6,359,118
Viacom, Inc., Class B                                      176,120     5,915,871
                                                                     -----------
                                                                      18,474,896
                                                                     -----------
Multi-line Retail 0.5%
Target Corp.                                               101,416     4,421,738
                                                                     -----------
Specialty Retail 2.7%
Best Buy Co., Inc.                                          87,985     4,237,357
Gap, Inc.(p)                                               220,071     4,995,612
Home Depot, Inc.                                           129,000     4,349,880
Lowe's Companies, Inc.                                      77,600     3,780,672
Staples, Inc.                                              103,300     2,983,304
TBC Corp. *(p)                                              82,241     1,968,027
                                                                     -----------
                                                                      22,314,852
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.7%
Nike, Inc., Class B                                        117,313     8,529,828
Polo Ralph Lauren Corp., Class A                           163,967     5,404,353
                                                                     -----------
                                                                      13,934,181
                                                                     -----------
CONSUMER STAPLES 7.2%
Beverages 1.5%
Anheuser-Busch Companies, Inc.                              79,647     4,133,679
Coca-Cola Co.                                               85,008     3,728,451
PepsiCo, Inc.                                               93,435     4,671,750
                                                                     -----------
                                                                      12,533,880
                                                                     -----------
Food & Staples Retailing 2.5%
BJ's Wholesale Club, Inc. *                                261,953     6,106,125
CVS Corp.                                                  264,484    11,073,945
Wal-Mart Stores, Inc.                                       65,798     3,487,952
                                                                     -----------
                                                                      20,668,022
                                                                     -----------
Food Products 0.7%
General Mills, Inc.                                        141,306     6,344,639
                                                                     -----------
Household Products 0.9%
Procter & Gamble Co.                                       143,474     7,482,169
                                                                     -----------
Tobacco 1.6%
Altria Group, Inc.                                         275,952    13,135,315
                                                                     -----------
ENERGY 8.2%
Oil & Gas 8.2%
Apache Corp.                                               113,800     5,295,114
BP plc, ADR                                                401,523    22,629,836
ConocoPhillips(p)                                          131,237    10,337,539
Exxon Mobil Corp.                                          649,438    30,068,979
                                                                     -----------
                                                                      68,331,468
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS 23.0%
Capital Markets 3.5%
Bank of New York Co., Inc.                                 221,075   $ 6,351,485
Goldman Sachs Group, Inc.                                   24,400     2,151,836
Legg Mason, Inc.                                            48,965     3,845,711
Merrill Lynch & Co., Inc.                                  123,800     6,155,336
Morgan Stanley                                              84,406     4,163,748
State Street Corp.(p)                                       46,003     1,969,388
T. Rowe Price Group, Inc.(p)                                95,600     4,418,632
                                                                     -----------
                                                                      29,056,136
                                                                     -----------
Commercial Banks 6.4%
Bank of America Corp.                                      315,427    26,814,449
Comerica, Inc.(p)                                           86,699     5,069,290
U.S. Bancorp                                               306,222     8,666,083
Wells Fargo & Co.                                          221,356    12,708,048
                                                                     -----------
                                                                      53,257,870
                                                                     -----------
Consumer Finance 1.4%
American Express Co.                                       152,600     7,668,150
Capital One Financial Corp.                                 65,431     4,535,677
                                                                     -----------
                                                                      12,203,827
                                                                     -----------
Diversified Financial Services 4.6%
Citigroup, Inc.                                            567,826    25,035,448
J.P. Morgan Chase & Co.                                    356,184    13,296,349
                                                                     -----------
                                                                      38,331,797
                                                                     -----------
Insurance 3.7%
ACE, Ltd.                                                  123,600     5,016,924
American International Group, Inc.                         103,397     7,304,998
Chubb Corp.                                                 56,608     3,893,498
Hartford Financial Services Group, Inc.(p)                 122,000     7,942,200
Prudential Financial, Inc.                                 141,538     6,590,010
                                                                     -----------
                                                                      30,747,630
                                                                     -----------
Real Estate 0.5%
Global Signal, Inc. REIT *                                 220,000     4,521,000
                                                                     -----------
Thrifts & Mortgage Finance 2.9%
Fannie Mae(p)                                              252,441    17,913,214
PMI Group, Inc.                                            153,736     6,338,535
                                                                     -----------
                                                                      24,251,749
                                                                     -----------
HEALTH CARE 10.4%
Biotechnology 0.4%
Amgen, Inc. *                                               54,500     3,099,960
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.                                 195,215   $ 5,870,115
Millipore Corp. *                                          120,461     6,347,090
Stryker Corp.                                               92,041     4,388,515
                                                                     -----------
                                                                      16,605,720
                                                                     -----------
Health Care Providers & Services 2.5%
Aetna, Inc.                                                 78,947     6,773,653
Caremark Rx, Inc. *                                        202,174     6,166,307
HCA, Inc.                                                  207,082     8,003,719
                                                                     -----------
                                                                      20,943,679
                                                                     -----------
Pharmaceuticals 5.5%
Abbott Laboratories                                        102,983     4,052,381
Eli Lilly & Co.                                             69,430     4,424,080
Johnson & Johnson                                          258,738    14,300,449
Merck & Co., Inc.                                          149,306     6,771,027
Pfizer, Inc.                                               520,028    16,620,095
                                                                     -----------
                                                                      46,168,032
                                                                     -----------
INDUSTRIALS 14.9%
Aerospace & Defense 2.2%
Honeywell International, Inc.                              118,728     4,465,360
Lockheed Martin Corp.                                      156,595     8,297,969
United Technologies Corp.(p)                                65,842     6,156,227
                                                                     -----------
                                                                      18,919,556
                                                                     -----------
Airlines 0.5%
Southwest Airlines Co.                                     279,797     4,048,663
                                                                     -----------
Building Products 1.0%
Masco Corp.                                                280,648     8,486,795
                                                                     -----------
Industrial Conglomerates 3.5%
Allete, Inc.                                               175,000     4,851,000
General Electric Co.                                       524,545    17,441,121
Tyco International, Ltd.                                   230,300     7,139,300
                                                                     -----------
                                                                      29,431,421
                                                                     -----------
Machinery 7.7%
AGCO Corp. *(p)                                            327,633     6,854,082
Caterpillar, Inc.                                           59,600     4,380,004
Danaher Corp.(p)                                           148,808     7,537,125
Deere & Co.                                                113,661     7,139,047
Donaldson Co., Inc.(p)                                     310,663     8,272,956
Dover Corp.(p)                                             217,047     8,612,425
ITT Industries, Inc.                                        58,851     4,705,138
Navistar International Corp. *(p)                          105,865     3,805,847

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Machinery continued
Oshkosh Truck Corp.                                         55,645   $ 2,947,516
SPX Corp.(p)                                                81,078     3,320,144
Timken Co.                                                 261,717     6,501,050
                                                                     -----------
                                                                      64,075,334
                                                                     -----------
INFORMATION TECHNOLOGY 11.4%
Communications Equipment 2.5%
Cisco Systems, Inc. *                                      304,158     6,344,736
Corning, Inc. *                                            512,196     6,330,743
Lucent Technologies, Inc. *(p)                           1,251,830     3,818,081
Motorola, Inc.                                             256,752     4,090,059
                                                                     -----------
                                                                      20,583,619
                                                                     -----------
Computers & Peripherals 1.8%
Hewlett-Packard Co.                                        197,236     3,974,305
International Business Machines Corp.                       57,700     5,023,939
Lexmark International, Inc., Class A *                      70,962     6,280,137
                                                                     -----------
                                                                      15,278,381
                                                                     -----------
IT Services 0.6%
First Data Corp.                                           118,400     5,281,824
                                                                     -----------
Semiconductors & Semiconductor Equipment 1.7%
Altera Corp. *                                             226,000     4,705,320
Intel Corp.                                                220,868     5,384,762
Texas Instruments, Inc.                                    166,860     3,559,124
                                                                     -----------
                                                                      13,649,206
                                                                     -----------
Software 4.8%
Cadence Design Systems, Inc. *                             252,510     3,401,310
Intuit, Inc. *                                             136,018     5,092,514
Microsoft Corp.                                            581,577    16,551,681
Oracle Corp. *                                           1,456,000    15,302,560
                                                                     -----------
                                                                      40,348,065
                                                                     -----------
MATERIALS 8.5%
Chemicals 4.6%
Air Products & Chemicals, Inc.                             166,235     8,602,661
Dow Chemical Co.                                           225,825     9,008,159
Ecolab, Inc.                                               213,508     6,511,994
Lyondell Chemical Co.(p)                                   272,510     4,954,232
PPG Industries, Inc.                                        82,272     4,849,935
Praxair, Inc.                                              107,458     4,239,218
                                                                     -----------
                                                                      38,166,199
                                                                     -----------
Containers & Packaging 0.7%
Pactiv Corp. *                                             262,149     6,181,473
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

                                                       Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 2.4%
Alcoa, Inc.                                             131,055   $   4,197,692
Freeport-McMoRan Copper & Gold, Inc., Class B           129,509       4,513,389
Massey Energy Co.                                       234,456       6,482,708
Phelps Dodge Corp.(p)                                    66,000       5,144,040
                                                                  -------------
                                                                     20,337,829
                                                                  -------------
Paper & Forest Products 0.8%
Weyerhaeuser Co.(p)                                     108,985       6,757,070
                                                                  -------------
TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 1.6%
SBC Communications, Inc.                                255,800       6,481,972
Verizon Communications, Inc.                            173,000       6,667,420
                                                                  -------------
                                                                     13,149,392
                                                                  -------------
UTILITIES 4.9%
Electric Utilities 4.1%
Cinergy Corp.(p)                                         60,700       2,321,775
E.ON AG                                                  68,000       4,837,473
Enel                                                    725,000       5,713,222
Exelon Corp.                                            146,200       5,102,380
FirstEnergy Corp.                                       134,409       5,255,392
Pinnacle West Capital Corp.(p)                           40,000       1,620,000
Scottish and Southern Energy plc                        150,000       1,960,590
TERNA SpA *                                             650,000       1,391,987
TXU Corp.                                               164,800       6,535,968
                                                                  -------------
                                                                     34,738,787
                                                                  -------------
Multi-Utilities & Unregulated Power 0.8%
Dominion Resources, Inc.                                 61,600       3,909,136
Public Service Enterprise Group, Inc.(p)                 62,300       2,429,700
                                                                  -------------
                                                                      6,338,836
                                                                  -------------
   Total Common Stocks (cost $720,547,157)                          812,601,010
                                                                  -------------
SHORT-TERM INVESTMENTS 10.3%
MUTUAL FUND SHARES 10.3%
Evergreen Institutional U.S. Government
   Money Market Fund (o)                             10,715,727      10,715,727
Navigator Prime Portfolio (pp)                       75,225,619      75,225,619
                                                                  -------------
   Total Short-Term Investments (cost $85,941,346)                   85,941,346
                                                                  -------------
Total Investments (cost $806,488,503) 107.5%                        898,542,356
Other Assets and Liabilities (7.5%)                                 (62,919,077)
                                                                  -------------
Net Assets 100.0%                                                 $ 835,623,279
                                                                  =============

*    Non-income producing security

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
July 31, 2004

Summary of Abbreviations

ADR    American Depository Receipt

REIT   Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2004:

Financials                    23.7%
Industrials                   15.4%
Information Technology        11.7%
Health Care                   10.7%
Materials                      8.8%
Energy                         8.4%
Consumer Staples               7.4%
Consumer Discretionary         7.3%
Utilities                      5.0%
Telecommunication Services     1.6%
                             -----
                             100.0%
                             -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
July 31, 2004

--------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $806,488,503)
   including $73,339,488 of securities loaned                      $898,542,356
Receivable for securities sold                                       21,472,900
Receivable for Fund shares sold                                          59,748
Dividends receivable                                                  1,441,007
Receivable for securities lending income                                  1,562
Prepaid expenses and other assets                                        13,426
--------------------------------------------------------------------------------
   Total assets                                                     921,530,999
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      7,898,234
Payable for Fund shares redeemed                                      2,375,127
Payable for securities on loan                                       75,225,619
Advisory fee payable                                                     35,982
Distribution Plan expenses payable                                       40,827
Due to other related parties                                            142,141
Accrued expenses and other liabilities                                  189,790
--------------------------------------------------------------------------------
   Total liabilities                                                 85,907,720
--------------------------------------------------------------------------------
Net assets                                                         $835,623,279
--------------------------------------------------------------------------------
Net assets represented by Paid-in capital                          $812,577,457
Overdistributed net investment loss                                     (78,464)
Accumulated net realized losses on securities, written options
   and foreign currency related transactions                        (68,929,351)
Net unrealized gains on securities and foreign currency related
   transactions                                                      92,053,637
--------------------------------------------------------------------------------
Total net assets                                                   $835,623,279
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                         $364,223,900
   Class B                                                          272,326,071
   Class C                                                          115,868,395
   Class I                                                           83,204,913
--------------------------------------------------------------------------------
Total net assets                                                   $835,623,279
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           17,468,892
   Class B                                                           13,808,908
   Class C                                                            5,874,866
   Class I                                                            3,932,105
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                         $      20.85
   Class A -- Offering price (based on sales charge of 5.75%)      $      22.12
   Class B                                                         $      19.72
   Class C                                                         $      19.72
   Class I                                                         $      21.16
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended July 31, 2004

--------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $166,714)           $ 14,629,589
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          5,168,720
Distribution Plan expenses
   Class A                                                              833,625
   Class B                                                            2,991,640
   Class C                                                              904,360
Administrative services fee                                             759,143
Transfer agent fees                                                   3,955,685
Trustees' fees and expenses                                               9,785
Printing and postage expenses                                           128,207
Custodian and accounting fees                                           193,786
Registration and filing fees                                             68,900
Professional fees                                                        31,372
Other                                                                    35,107
--------------------------------------------------------------------------------
   Total expenses                                                    15,080,330
   Less: Expense reductions                                              (3,142)
         Fee waivers and expense reimbursements                        (296,569)
--------------------------------------------------------------------------------
   Net expenses                                                      14,780,619
--------------------------------------------------------------------------------
Net investment loss                                                    (151,030)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
   securities and foreign currency related transactions
Net realized gains on:
   Securities                                                        80,036,899
   Foreign currency related transactions                                 36,538
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency
   related transactions                                              80,073,437
Net change in unrealized gains or losses on securities
   and foreign currency related transactions                        (17,019,284)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
   securities and foreign currency related transactions              63,054,153
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 62,903,123
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Year Ended July 31,
                                         --------------------------------------------------------
                                                    2004                         2003
-------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                          $    (151,030)               $   1,449,914
Net realized gains on securities and
   foreign currency related
   transactions                                          80,073,437                   19,283,118
Net change in unrealized gains or
   losses on securities and foreign
   currency related transactions                        (17,019,284)                  11,054,033
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                       62,903,123                   31,787,065
-------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income
   Class A                                                  (27,999)                    (529,435)
   Class B                                                        0                     (168,543)
   Class C                                                        0                       (7,009)
   Class I                                                 (114,794)                    (774,297)
Net realized gains
   Class A                                              (10,601,061)                           0
   Class B                                              (15,968,762)                           0
   Class C                                                 (905,625)                           0
   Class I                                               (6,313,046)                           0
-------------------------------------------------------------------------------------------------
   Total distributions to shareholders                  (33,931,287)                  (1,479,284)
-------------------------------------------------------------------------------------------------

                                           Shares                       Shares

Capital share transactions
Proceeds from shares sold
   Class A                                3,453,769      73,707,828      901,937      16,744,013
   Class B                                  458,832       9,279,446      318,689       5,602,275
   Class C                                  167,244       3,375,553      151,273       2,677,751
   Class I                                  543,511      11,735,646      869,641      15,940,617
-------------------------------------------------------------------------------------------------
                                                         98,098,473                   40,964,656
-------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                  518,564      10,269,088       28,310         500,223
   Class B                                  806,962      15,187,020        9,583         159,826
   Class C                                   39,556         744,435          335           5,596
   Class I                                  273,686       5,498,850       34,487         626,399
-------------------------------------------------------------------------------------------------
                                                         31,699,393                    1,292,044
-------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                3,331,022      71,176,364    1,386,422      25,415,305
   Class B                               (3,506,721)    (71,176,364)  (1,448,146)    (25,415,305)
-------------------------------------------------------------------------------------------------
                                                                  0                            0
-------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                               (3,302,201)    (70,505,188)  (1,616,353)    (29,342,491)
   Class B                               (3,924,491)    (79,503,777)  (3,804,193)    (65,753,705)
   Class C                               (1,508,359)    (30,727,922)    (220,959)     (3,840,057)
   Class I                               (1,646,673)    (35,390,675)  (2,345,093)    (43,339,885)
-------------------------------------------------------------------------------------------------
                                                       (216,127,562)                (142,276,138)
-------------------------------------------------------------------------------------------------
Net asset value of shares issued
   in acquisition
   Class A                                7,245,794     148,176,855            0               0
   Class B                                7,339,862     142,615,064            0               0
   Class C                                6,572,650     127,715,256            0               0
   Class I                                  196,167       4,065,539            0               0
                                                        422,572,714                            0
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued
--------------------------------------------------------------------------------

                                                             Year Ended July 31,
                                          -------------------------------------------------------
                                                    2004                         2003
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from capital                       $336,243,018                $(100,019,438)
   share transactions
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 365,214,854                  (69,711,657)
Net assets
Beginning of period                                     470,408,425                  540,120,082
-------------------------------------------------------------------------------------------------
End of period                                          $835,623,279                $ 470,408,425
-------------------------------------------------------------------------------------------------
Overdistributed net investment
   income (loss)                                       $    (78,464)               $     (73,751)
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Growth and Income Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and certain capital loss carryovers assumed as a result of acquisitions.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee, which started at 0.725% and declined to 0.625% as the Fund's average daily net assets increased

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended July 31, 2004, EIMC waived its fee in the amount of $294,250 and reimbursed expenses relating to Class A shares in the amount of $2,319 which represents 0.04% of the Fund's average daily net assets and 0.00% of the average daily net assets of Class A shares, respectively. As of July 31, 2004, the Fund had $294,250 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.52% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2004, the Fund paid brokerage commissions of $338,798 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended July 31, 2004, EIS received $3,310 from the sale of Class A shares and $139,008 and $3,003 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on December 5, 2003, the Fund acquired the net assets of Evergreen Capital Growth Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Capital Growth Fund at an exchange ratio of 1.00, 1.02, 0.95 and 1.00 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $33,299,246. The aggregate net assets of the Fund and Evergreen Capital Growth Fund immediately prior to the acquisition were $493,989,654 and $422,572,714, respectively. The aggregate net assets of the Fund immediately after the acquisition were $916,562,368.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $631,327,763 and $763,490,336, respectively, for the year ended July 31, 2004.

During the year ended July 31, 2004, the Fund loaned securities to certain brokers. At July 31, 2004, the value of securities on loan and the value of collateral amounted to $73,339,488 and $75,225,619, respectively. During the year ended July 31, 2004, the Fund earned $49,713 in income from securities lending which is included in dividend income on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

On July 31, 2004, the aggregate cost of securities for federal income tax purposes was $809,081,178. The gross unrealized appreciation and depreciation on securities based on tax cost was $99,734,379 and $10,273,201, respectively, with a net unrealized appreciation of $89,461,178.

As of July 31, 2004, the Fund had $111,368,725 in capital loss carryovers for federal income tax purposes with $109,036,129 expiring in 2009 and $2,332,596 expiring in 2010.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended July 31, 2004 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

                  Undistributed
 Undistributed      Long-term      Unrealized    Capital Loss
Ordinary Income    Capital Gain   Appreciation     Carryover
-------------------------------------------------------------
   $7,608,509      $37,344,860     $89,461,178   $111,368,725
-------------------------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

                             Year Ended July 31,
                         ------------------------
                             2004         2003
-------------------------------------------------
Ordinary Income          $ 3,646,509   $1,387,507
Long-term Capital Gain    30,284,778       91,777
-------------------------------------------------

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended July 31, 2004, the Fund had no borrowings under this agreement.

12. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

13. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Growth and Income Fund, a series of Evergreen Equity Trust, as of July 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Growth and Income Fund, as of July 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                [GRAPHIC OMITTED]

Boston, Massachusetts
September 10, 2004

ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $30,284,778 for the fiscal year ended July 31, 2004.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2004, the Fund designates 100.00% of ordinary income and short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

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                                       30

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund,            Chief Executive Officer, Carson Products Company
Phoenix Multi-Portfolio Fund,   (manufacturing); Director, Obagi Medical
and The Phoenix Big Edge        Products Co.; Director, Lincoln Educational
Series Fund                     Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4) The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

     Leadership - With over $246 billion in assets under management as of June 30, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

     Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

     Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

     Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                areas. The award symbolizes the achievement of the highest
Service             tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               567509 rv1 9/2004

                          ANNUAL REPORT FOR EVERGREEN FUND

                               SEPTEMBER 30, 2004

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 ABOUT YOUR FUND'S EXPENSES
 7 FINANCIAL HIGHLIGHTS
11 SCHEDULE OF INVESTMENTS
18 STATEMENT OF ASSETS AND LIABILITIES
19 STATEMENT OF OPERATIONS
20 STATEMENTS OF CHANGES IN NET ASSETS
21 NOTES TO FINANCIAL STATEMENTS
28 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Mutual Funds:

----------------   --------------   -------------------
NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Fund, which covers the twelvemonth period ended September 30, 2004.

The investment period began on the heels of a dramatic turnaround in the equity markets. The war in Iraq and the changes in the tax laws had already been priced into the markets, and the previous upward momentum was likely susceptible to disappointment. At this juncture, our Investment Strategy Committee and our equity analysts had to make a determination: were the fundamentals supportive of continued growth in equities, or was the recent market action simply a technical move, justifying a reduction in equity allocations? After careful thought and spirited debate, we decided that the fundamentals were solid enough to support further gains in corporate profit growth, likely spurring on the equity markets further in the year ahead.

The passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003 was critical to our belief in the sustainability of the expansion. The addition of capital investment as a pillar of the economic recovery not only took the pressure off the U.S. consumer, but it also provided longer-term support for growth. Indeed, economic and profit growth remained solid for the balance of 2003 and into 2004. Gross Domestic Product (GDP) expanded in the range of 6% in the latter half of 2003, followed by 4% growth for the economy in the first quarter of the new-year. Strengthened balance sheets and improved operating leverage on corporate income

LETTER TO SHAREHOLDERS continued

statements enabled this economic growth to translate into solid earnings gains of approximately 20% through the first half of 2004. Given the backdrop of the lowest interest rates in four decades, the major market indexes managed to climb higher into the first quarter of 2004 on these fundamental strengths.

Yet these fundamentals were simply not enough to prolong the twelve-month gains in equities through March 2004. The combination of geopolitical tensions, negative news from Iraq, terrorist threats, uncertainty about the presidential election, and potentially tighter monetary policy managed to dampen market sentiment. In addition, surging energy prices raised concerns about inflation, corporate profits, and personal consumption. As a result, a volatile period within a tight trading range ensued for the balance of the investment period.

We remind investors that a condition of economic recoveries is the transition from surging growth to more normalized periods of average growth. This historically subtle transition was abundantly clear this summer as second quarter GDP growth moderated two full percentage points, to 3%, from the approximately 5% pace over the prior twelve months. Consequently, the pace of growth in corporate profits has also moderated in recent months.

In this environment, we continue to recommend a diversified approach for equity portfolios relative to style, market capitalization, and region. To combat the frequent bouts of uncertainty and the associated volatility, our equity teams maintain an intense focus on the disciplines of their investment strategies, emphasizing economic and corporate fundamentals. Though fear may periodically dominate

LETTER TO SHAREHOLDERS continued

market sentiment over the short-term, we remain confident in our approach emphasizing solid fundamentals for successful long-term investing.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/ AnnualUpdates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE

as of September 30, 2004

MANAGEMENT TEAM

[GRAPHIC OMITTED]

Maureen E. Cullinane, CFA
Large Cap Core Growth Team Lead Manager

[GRAPHIC OMITTED]

Timothy E. O'Grady
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]

Source: Morningstar, Inc. Morningstar's style box is based on a portfolio date as of 9/30/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/15/1971

                                      Class A    Class B    Class C     Class I
Class inception date                 1/3/1995   1/3/1995   1/3/1995   10/15/1971
--------------------------------------------------------------------------------
Nasdaq symbol                          EVRAX      EVRBX      EVRCX       EVGRX
--------------------------------------------------------------------------------
Average annual return*
--------------------------------------------------------------------------------
1-year with sales charge               5.31%      5.87%      9.90%        N/A
--------------------------------------------------------------------------------
1-year w/o sales charge               11.74%     10.87%     10.90%      11.98%
--------------------------------------------------------------------------------
5-year                                -5.94%     -5.76%     -5.53%      -4.58%
--------------------------------------------------------------------------------
10-year                                4.82%      4.72%      4.72%       5.74%
--------------------------------------------------------------------------------

* Adjusted for maximum applicablesales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

LONG-TERM GROWTH

[GRAPHIC OMITTED]

Comparison of a $10,000 investment in the Evergreen Fund Class A shares, versus a similar investment in the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The Russell 1000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 11.74% for the twelve-month period ended September 30, 2004, excluding any applicable sales charges. During the same period, the Russell 1000 Index (Russell 1000) returned 13.90%.

The stock market produced moderate returns over the fiscal year ended September 30, 2004. Early in the period, when investors were optimistic about prospects for a sustained, vigorous economic rebound, growth stocks performed strongly. However, in the latter months of the fiscal year, market sentiment changed amid worries about the strength of the recovery as well as concerns about rising oil prices, the threats of terrorism, and political uncertainty in the United States. During these months, when stock market returns were more muted, lower-priced value stocks tended to perform better than growth stocks.

The portfolio management team intends to divide the fund's assets evenly between portfolios of large-cap growth stocks and large-cap value stocks. The team managing the growth portfolio took advantage of opportunities created by rising oil and natural gas prices to overweight the energy sector, helping performance of the portfolio. The growth portfolio also emphasized more economically sensitive areas such as consumer discretionary, industrials and materials, while de-emphasizing consumer staples stocks, whose valuations appeared expensive in view of their growth potential. Although information technology and health care stocks accounts for much of the growth portfolio, less emphasis was placed on those sectors than in recent years. Within technology, managers concentrated on relatively large positions in industry-leading companies with long-term records of consistent earnings growth. Within health care, managers generally avoided the large pharmaceutical companies, preferring growth stocks in the medical services and medical devices industries. Stocks that contributed to performance included energy exploration and production company Apache; Air Products, a major supplier of industrial gases; and Zimmer, a leader in the development of orthopedic products in the health care sector. Investments that detracted from performance included Intel and Oracle from the information technology sector, and Coca-Cola, Amazon.com and Corning.

The team managing the value portfolio also emphasized the basic materials and energy sectors, while underweighting the financial services and consumer discretionary areas. In general, the underweight position in consumer companies helped performance, as did the overweights in materials and energy stocks. Within the consumer discretionary sector, one holding, tool manufacturer Black & Decker, performed particularly well. The underweighting of financial services companies held back results for the fiscal year, although managers continued to believe there was significant overcapacity within that sector. Also holding back performance was selection within the technology sector, as managers tended to favor the least volatile tech stocks, which underperformed during the period. Among basic materials holdings, coal-miner Peabody Energy was a major contributor, helped by rising commodity prices. Other strong performers included Phelps Dodge, a copper mining company, and Freeport-McMoRan, a major mining company with copper and gold operations.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

All data is as of September 30, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

The example illustrates your fund's costs in two ways:

o    Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

o    Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account      Expenses
                                               Value       Value     Paid During
                                              4/1/2004   9/30/2004     Period*
-------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $  975.02      $ 7.41
Class B                                      $1,000.00   $  971.50      $10.79
Class C                                      $1,000.00   $  971.45      $10.84
Class I                                      $1,000.00   $  975.73      $ 5.93
Hypothetical
(5% return
before expenses)
Class A                                      $1,000.00   $1,017.50      $ 7.57
Class B                                      $1,000.00   $1,014.05      $11.03
Class C                                      $1,000.00   $1,014.00      $11.08
Class I                                      $1,000.00   $1,019.00      $ 6.06
-------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.50% for Class A, 2.19% for Class B, 2.20% for Class C and 1.20% for Class I), multiplied by the average account value over the period, multiplied by 183/ 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                Year Ended September 30,
-------------------------------------------------------------------------------------------------------
CLASS A                                           2004 (1)   2003 (1)   2002 (1)   2001 (1)   2000 (1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $10.48    $  8.92    $ 11.21    $ 16.88    $ 24.24
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                                 (0.02)     (0.02)     (0.01)     (0.03)     (0.12)
Net realized and unrealized gains or losses
   on securities, futures contracts and foreign
   currency related transactions                     1.25       1.58      (2.28)     (5.43)      2.79
                                                   ----------------------------------------------------
Total from investment operations                     1.23       1.56      (2.29)     (5.46)      2.67
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                      0          0          0      (0.21)    (10.03)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.71    $ 10.48    $  8.92    $ 11.21    $ 16.88
-------------------------------------------------------------------------------------------------------
Total return (2)                                    11.74%     17.49%    (20.43%)   (32.68%)    11.07%
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)               $  136    $   110    $    71    $    85    $   161
Ratios to average net assets
   Expenses (3)                                      1.59%      1.76%      1.57%      1.51%      1.43%
   Net investment loss                              (0.14%)    (0.23%)    (0.11%)    (0.20%)    (0.49%)
Portfolio turnover rate                                84%       125%       133%       160%       119%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                Year Ended September 30,
-------------------------------------------------------------------------------------------------------
CLASS B                                           2004 (1)   2003 (1)   2002 (1)   2001 (1)   2000 (1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 9.84     $ 8.43    $ 10.68    $ 16.21    $ 23.80
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                                 (0.09)     (0.09)     (0.09)     (0.13)     (0.28)
Net realized and unrealized gains or losses
   on securities, futures contracts and foreign
   currency related transactions                     1.16       1.50      (2.16)     (5.19)      2.72
                                                   ----------------------------------------------------
Total from investment operations                     1.07       1.41      (2.25)     (5.32)      2.44
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                      0          0          0      (0.21)    (10.03)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.91     $ 9.84    $  8.43    $ 10.68    $ 16.21
-------------------------------------------------------------------------------------------------------
Total return (2)                                    10.87%     16.73%    (21.07%)   (33.17%)    10.22%
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)               $   74     $  122      $ 168    $   296    $   553
Ratios to average net assets
   Expenses (3)                                      2.30%      2.48%      2.32%      2.27%      2.18%
   Net investment loss                              (0.87%)    (0.94%)    (0.86%)    (0.95%)    (1.23%)
Portfolio turnover rate                                84%       125%       133%       160%       119%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                 Year Ended September 30,
-------------------------------------------------------------------------------------------------------
CLASS C                                           2004 (1)   2003 (1)   2002 (1)   2001 (1)   2000 (1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 9.82     $ 8.42    $ 10.65    $ 16.18    $ 23.77
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment loss                                 (0.09)     (0.09)     (0.09)     (0.13)     (0.28)
Net realized and unrealized gains or losses
   on securities, futures contracts and foreign
   currency related transactions                     1.16       1.49      (2.14)     (5.19)      2.72
                                                   ----------------------------------------------------
Total from investment operations                     1.07       1.40      (2.23)     (5.32)      2.44
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                      0          0          0      (0.21)    (10.03)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.89     $ 9.82    $  8.42    $ 10.65    $ 16.18
-------------------------------------------------------------------------------------------------------
Total return (2)                                    10.90%     16.63%    (20.94%)   (33.23%)    10.23%
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)               $    4     $    4    $     4    $     6    $    11
Ratios to average net assets
   Expenses (3)                                      2.30%      2.48%      2.32%      2.27%      2.18%
   Net investment loss                              (0.85%)    (0.95%)    (0.86%)    (0.95%)    (1.24%)
Portfolio turnover rate                                84%       125%       133%       160%       119%

(1) Net investment loss per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                         Year Ended September 30,
-----------------------------------------------------------------------------------------------
CLASS I(1)                                    2004(2)   2003(2)   2002(2)   2001(2)   2000(2)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.77    $ 9.14    $ 11.45   $ 17.20   $ 24.48
-----------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                    0.02      0.01       0.02      0.01     (0.06)
Net realized and unrealized gains or losses
   on securities, futures contracts and
   foreign currency related transactions        1.27      1.62      (2.33)    (5.55)     2.81
                                              -------------------------------------------------
Total from investment operations                1.29      1.63      (2.31)    (5.54)     2.75
-----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net realized gains                                 0         0          0     (0.21)   (10.03)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                $12.06    $10.77    $  9.14   $ 11.45   $ 17.20
-----------------------------------------------------------------------------------------------
Total return                                   11.98%    17.83%    (20.17%)  (32.53%)   11.32%
-----------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)          $  214    $  221    $   216   $   508   $   887
Ratios to average net assets
   Expenses(3)                                  1.29%     1.48%      1.32%     1.27%     1.18%
   Net investment income (loss)                 0.15%     0.05%      0.14%     0.05%    (0.23%)
Portfolio turnover rate                           84%      125%       133%      160%      119%

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income (loss) per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS 98.2%
CONSUMER DISCRETIONARY 11.1%
Distributors 0.2%
Adesa, Inc. *                                               46,033   $   756,322
                                                                     -----------
Hotels, Restaurants & Leisure 1.2%
International Game Technology                               36,000     1,294,200
Starbucks Corp. *                                           89,000     4,045,940
                                                                     -----------
                                                                       5,340,140
                                                                     -----------
Household Durables 0.2%
Sharp Corp.                                                 50,000       687,872
                                                                     -----------
Internet & Catalog Retail 1.8%
Amazon.com, Inc. *(p)                                       73,000     2,982,780
eBay, Inc. *                                                52,000     4,780,880
                                                                     -----------
                                                                       7,763,660
                                                                     -----------
Media 3.6%
Comcast Corp., Class A *                                   165,308     4,615,399
Liberty Media Corp., Class A *                             312,704     2,726,779
News Corp., Ltd., ADR (p)                                  111,713     3,499,968
Time Warner, Inc. *                                        287,953     4,647,562
                                                                     -----------
                                                                      15,489,708
                                                                     -----------
Multi-line Retail 1.1%
Target Corp.                                               100,000     4,525,000
                                                                     -----------
Specialty Retail 1.9%
Best Buy Co., Inc.                                          69,000     3,742,560
Home Depot, Inc.                                           113,000     4,429,600
                                                                     -----------
                                                                       8,172,160
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc. *                                               51,000     2,163,420
Liz Claiborne, Inc.                                         67,082     2,530,333
                                                                     -----------
                                                                       4,693,753
                                                                     -----------
CONSUMER STAPLES 6.8%
Beverages 1.7%
Anheuser-Busch Companies, Inc.                              30,787     1,537,811
Diageo plc, ADR (p)                                         20,000     1,008,600
PepsiCo, Inc.                                              102,028     4,963,662
                                                                     -----------
                                                                       7,510,073
                                                                     -----------
Food & Staples Retailing 1.3%
CVS Corp.                                                   75,000     3,159,750
Wal-Mart Stores, Inc.                                       42,380     2,254,616
                                                                     -----------
                                                                       5,414,366
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.2%
General Mills, Inc.                                         60,144   $ 2,700,465
H.J. Heinz Co.                                              62,489     2,250,854
                                                                     -----------
                                                                       4,951,319
                                                                     -----------
Household Products 1.3%
Kimberly-Clark Corp.                                        32,571     2,103,761
Procter & Gamble Co.                                        65,000     3,517,800
                                                                     -----------
                                                                       5,621,561
                                                                     -----------
Tobacco 1.3%
Altria Group, Inc.                                         120,017     5,645,600
                                                                     -----------
ENERGY 10.6%
Energy Equipment & Services 2.1%
Halliburton Co.                                             52,893     1,781,965
Schlumberger, Ltd.                                          86,041     5,791,420
Transocean, Inc. *                                          37,559     1,343,861
                                                                     -----------
                                                                       8,917,246
                                                                     -----------
Oil & Gas 8.5%
Apache Corp.                                                53,860     2,698,925
Burlington Resources, Inc.                                  85,000     3,468,000
ChevronTexaco Corp.                                        104,771     5,619,916
Devon Energy Corp.                                          22,518     1,599,003
Exxon Mobil Corp.                                          311,176    15,039,136
Marathon Oil Corp.                                          60,729     2,506,893
XTO Energy, Inc.                                           163,571     5,312,786
                                                                     -----------
                                                                      36,244,659
                                                                     -----------
FINANCIALS 18.8%
Capital Markets 2.6%
Goldman Sachs Group, Inc.                                   12,000     1,118,880
Merrill Lynch & Co., Inc.                                   74,148     3,686,639
Morgan Stanley                                             123,568     6,091,902
                                                                     -----------
                                                                      10,897,421
                                                                     -----------
Commercial Banks 5.1%
Bank of America Corp.                                      215,474     9,336,488
SunTrust Banks, Inc.                                        32,281     2,272,905
U.S. BanCorp.                                              124,571     3,600,102
Wells Fargo & Co.                                           90,398     5,390,433
Zions BanCorp.                                              23,000     1,403,920
                                                                     -----------
                                                                      22,003,848
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
FINANCIALS continued
Consumer Finance 1.5%
American Express Co.                                       126,178   $ 6,493,120
                                                                     -----------
Diversified Financial Services 4.0%
Citigroup, Inc.                                            232,740    10,268,489
JPMorgan Chase & Co.                                       172,946     6,871,144
                                                                     -----------
                                                                      17,139,633
                                                                     -----------
Insurance 3.7%
Allstate Corp.                                              71,854     3,448,274
American International Group, Inc.                         131,385     8,932,866
Mitsui Sumitomo Insurance Co., Ltd.                        250,000     2,062,253
SAFECO Corp. (p)                                            29,913     1,365,528
                                                                     -----------
                                                                      15,808,921
                                                                     -----------
Thrifts & Mortgage Finance 1.9%
Sovereign Bancorp, Inc.                                    112,979     2,465,202
Washington Mutual, Inc.                                    141,862     5,543,967
                                                                     -----------
                                                                       8,009,169
                                                                     -----------
HEALTH CARE 14.3%
Biotechnology 1.1%
Amgen, Inc. *                                               30,000     1,700,400
Biogen Idec, Inc. *                                         35,000     2,140,950
Genentech, Inc. *                                           22,000     1,153,240
                                                                     -----------
                                                                       4,994,590
                                                                     -----------
Health Care Equipment & Supplies 5.7%
Alcon, Inc.                                                 15,000     1,203,000
Baxter International, Inc.                                  21,173       680,924
Medtronic, Inc.                                            145,675     7,560,532
Millipore Corp. *                                           60,000     2,871,000
St. Jude Medical, Inc. *                                    50,000     3,763,500
Stryker Corp.                                               65,800     3,163,664
Thermo Electron Corp. *                                     90,455     2,444,094
Zimmer Holdings, Inc. *                                     35,000     2,766,400
                                                                     -----------
                                                                      24,453,114
                                                                     -----------
Health Care Providers & Services 1.9%
Aetna, Inc.                                                 52,000     5,196,360
Caremark Rx, Inc. *                                         90,000     2,886,300
                                                                     -----------
                                                                       8,082,660
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 5.6%
Abbott Laboratories                                         53,333   $ 2,259,186
Eli Lilly & Co.                                             20,000     1,201,000
Merck & Co., Inc.                                          115,266     3,803,778
Pfizer, Inc.                                               318,399     9,743,009
Schering-Plough Corp.                                       95,000     1,810,700
Wyeth                                                      134,059     5,013,807
                                                                     -----------
                                                                      23,831,480
                                                                     -----------
INDUSTRIALS 12.5%
Aerospace & Defense 2.6%
Boeing Co.                                                  26,000     1,342,120
Honeywell International, Inc.                               69,555     2,494,242
Lockheed Martin Corp.                                       75,000     4,183,500
Northrop Grumman Corp.                                      58,246     3,106,259
                                                                     -----------
                                                                      11,126,121
                                                                     -----------
Building Products 0.7%
Masco Corp.                                                 88,000     3,038,640
                                                                     -----------
Commercial Services & Supplies 0.5%
Cendant Corp.                                               93,000     2,008,800
                                                                     -----------
Electrical Equipment 0.9%
Cooper Industries, Ltd., Class A                            66,000     3,894,000
                                                                     -----------
Industrial Conglomerates 5.4%
Allete, Inc.                                                47,429     1,541,453
General Electric Co.                                       419,310    14,080,430
Tyco International, Ltd.                                   247,351     7,583,782
                                                                     -----------
                                                                      23,205,665
                                                                     -----------
Machinery 2.4%
Deere & Co.                                                 86,051     5,554,592
Illinois Tool Works, Inc.                                   23,928     2,229,372
Ingersoll-Rand Co., Ltd., Class A                           37,676     2,560,838
                                                                     -----------
                                                                      10,344,802
                                                                     -----------
INFORMATION TECHNOLOGY 15.2%
Communications Equipment 3.7%
Cisco Systems, Inc. *                                      188,100     3,404,610
Corning, Inc. *                                            400,000     4,432,000
Motorola, Inc.                                             145,000     2,615,800
QUALCOMM, Inc.                                             136,000     5,309,440
                                                                     -----------
                                                                      15,761,850
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 3.4%
Dell, Inc. *                                                89,000   $ 3,168,400
Hewlett-Packard Co.                                        143,702     2,694,412
International Business Machines Corp.                       53,924     4,623,444
Lexmark International, Inc., Class A *                      47,500     3,990,475
                                                                     -----------
                                                                      14,476,731
                                                                     -----------
Electronic Equipment & Instruments 0.0%
Ingram Micro, Inc., Class A *                                7,207       116,033
                                                                     -----------
Internet Software & Services 0.7%
Yahoo!, Inc. *                                              83,000     2,814,530
                                                                     -----------
IT Services 2.1%
Accenture, Ltd., Class A *                                  90,000     2,434,500
Affiliated Computer Services, Inc., Class A *               38,000     2,115,460
Cognizant Technology Solutions Corp., Class A *             55,000     1,678,050
First Data Corp.                                            62,256     2,708,136
                                                                     -----------
                                                                       8,936,146
                                                                     -----------
Semiconductors & Semiconductor Equipment 1.3%
Intel Corp.                                                276,407     5,544,724
                                                                     -----------
Software 4.0%
Intuit, Inc. *                                              50,000     2,270,000
Microsoft Corp.                                            458,184    12,668,788
Oracle Corp. *                                             203,400     2,294,352
                                                                     -----------
                                                                      17,233,140
                                                                     -----------
MATERIALS 3.7%
Chemicals 2.0%
Air Products & Chemicals, Inc.                              50,000     2,719,000
Dow Chemical Co.                                            28,763     1,299,513
Monsanto Co.                                                63,065     2,296,827
PPG Industries, Inc.                                        35,000     2,144,800
                                                                     -----------
                                                                       8,460,140
                                                                     -----------
Metals & Mining 1.7%
Freeport-McMoRan Copper & Gold, Inc., Class B (p)           72,964     2,955,042
Peabody Energy Corp.                                        32,627     1,941,306
Phelps Dodge Corp. (p)                                      25,794     2,373,822
                                                                     -----------
                                                                       7,270,170
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

                                                         Shares        Value
--------------------------------------------------------------------------------

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 2.9%
Diversified Telecommunication Services 2.2%
ALLTEL Corp.                                               40,717   $  2,235,771
Verizon Communications, Inc.                              184,788      7,276,951
                                                                    ------------
                                                                       9,512,722
                                                                    ------------
Wireless Telecommunications Services 0.7%
Nextel Communications, Inc., Class A *                    122,957      2,931,295
                                                                    ------------
UTILITIES 2.3%
Electric Utilities 2.3%
Entergy Corp.                                              62,175      3,768,427
Exelon Corp.                                               80,609      2,957,544
PG&E Corp. *                                              104,133      3,165,643
                                                                    ------------
                                                                       9,891,614
                                                                    ------------
   Total Common Stocks (cost $373,482,919)                           420,014,518
                                                                    ------------
SHORT-TERM INVESTMENTS 3.9%
MUTUAL FUND SHARES 3.9%
Evergreen Institutional U.S. Government
   Money Market Fund **                                 6,039,629      6,039,629
Navigator Prime Portfolio (pp)                         10,737,945     10,737,945
                                                                    ------------
   Total Short-Term Investments (cost $16,777,574)                    16,777,574
                                                                    ------------
   Total Investments (cost $390,260,493) 102.1%                      436,792,092
Other Assets and Liabilities (2.1%)                                  (8,825,712)
                                                                    ------------
Net Assets 100.0%                                                   $427,966,380
                                                                    ============

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004

*    Non-income producing security

(p)  All or a portion of this security is on loan.

** Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(pp) Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR   American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2004:

Financials                    19.1%
Information Technology        15.4%
Health Care                   14.6%
Industrials                   12.8%
Consumer Discretionary        11.3%
Energy                        10.8%
Consumer Staples               6.9%
Materials                      3.7%
Telecommunication Services     3.0%
Utilities                      2.4%
                             -----
                             100.0%
                             -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

Assets
Investments in securities, at value (cost $390,260,493)
   including $10,550,279 of securities loaned                     $ 436,792,092
Receivable for securities sold                                        4,401,069
Receivable for Fund shares sold                                          16,304
Dividends receivable                                                    467,651
Receivable for securities lending income                                    401
Prepaid expenses and other assets                                        21,077
--------------------------------------------------------------------------------
   Total assets                                                     441,698,594
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      2,010,122
Payable for Fund shares redeemed                                        706,061
Payable for securities on loan                                       10,737,945
Advisory fee payable                                                      6,565
Distribution Plan expenses payable                                        3,261
Due to other related parties                                              9,343
Accrued expenses and other liabilities                                  258,917
--------------------------------------------------------------------------------
   Total liabilities                                                 13,732,214
--------------------------------------------------------------------------------
Net assets                                                        $ 427,966,380
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                   $ 547,897,663
Undistributed net investment loss                                      (148,835)
Accumulated net realized losses on securities, futures
   contracts and foreign currency related transactions             (166,314,082)
Net unrealized gains on securities and foreign currency
   related transactions                                              46,531,634
--------------------------------------------------------------------------------
   Total net assets                                               $ 427,966,380
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                        $ 136,096,022
   Class B                                                           74,126,269
   Class C                                                            4,090,729
   Class I                                                          213,653,360
--------------------------------------------------------------------------------
   Total net assets                                               $ 427,966,380
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           11,625,851
   Class B                                                            6,796,284
   Class C                                                              375,775
   Class I                                                           17,717,218
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                        $       11.71
   Class A - Offering price (based on sales charge of 5.75%)      $       12.42
   Class B                                                        $       10.91
   Class C                                                        $       10.89
   Class I                                                        $       12.06
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2004

Investment income
Dividends (net of foreign withholding taxes of $34,947)             $ 6,750,943
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          3,302,674
Distribution Plan expenses
   Class A                                                              400,766
   Class B                                                            1,025,444
   Class C                                                               44,380
Administrative services fee                                             467,009
Transfer agent fees                                                   2,229,007
Trustees' fees and expenses                                               8,411
Printing and postage expenses                                            69,233
Custodian and accounting fees                                           114,354
Registration and filing fees                                             39,638
Professional fees                                                        22,837
Other                                                                    22,418
--------------------------------------------------------------------------------
   Total expenses                                                     7,746,171
   Less: Expense reductions                                              (1,533)
      Fee waivers and expense reimbursements                           (226,782)
--------------------------------------------------------------------------------
   Net expenses                                                       7,517,856
--------------------------------------------------------------------------------
Net investment loss                                                    (766,913)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        38,615,430
   Foreign currency related transactions                                 (4,154)
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency
   related transactions                                              38,611,276
Net change in unrealized gains or losses on securities
   and foreign currency related transactions                         15,405,242
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and foreign currency related transactions                         54,016,518
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $53,249,605
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Year Ended September 30,
                                               -------------------------------------------------------
                                                          2004                        2003
------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                         $    (766,913)               $ (1,507,252)
Net realized gains or losses on securities
   and foreign currency related transactions                   38,611,276                 (49,080,446)
Net change in unrealized gains or losses
   on securities and foreign currency
   related transactions                                        15,405,242                 123,841,422
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                             53,249,605                  73,253,724
------------------------------------------------------------------------------------------------------

                                                 Shares                       Shares
Capital share transactions
Proceeds from shares sold
   Class A                                      1,477,708      17,325,252    1,851,450     17,825,896
   Class B                                        205,250       2,246,222      336,277      3,093,697
   Class C                                         39,141         421,350       59,487        543,855
   Class I                                        175,511       2,112,866      311,013      3,136,239
------------------------------------------------------------------------------------------------------
                                                               22,105,690                  24,599,687
------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                      2,348,503      27,500,948    2,761,301     26,635,651
   Class B                                     (2,510,357)    (27,500,948)  (2,932,013)   (26,635,651)
------------------------------------------------------------------------------------------------------
                                                                        0                           0
------------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                     (2,716,473)    (31,783,581)  (2,059,051)   (19,967,084)
   Class B                                     (3,327,199)    (36,422,762)  (4,888,105)   (44,276,229)
   Class C                                        (93,610)     (1,021,232)     (80,663)      (733,251)
   Class I                                     (3,008,863)    (36,135,799)  (3,347,296)   (33,268,771)
------------------------------------------------------------------------------------------------------
                                                             (105,363,374)                (98,245,335)
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from
   capital share transactions                                 (83,257,684)                (73,645,648)
------------------------------------------------------------------------------------------------------
Total decrease in net assets                                  (30,008,079)                   (391,924)
Net assets
Beginning of period                                           457,974,459                 458,366,383
------------------------------------------------------------------------------------------------------
End of period                                               $ 427,966,380                $457,974,459
------------------------------------------------------------------------------------------------------
Undistributed net investment loss                           $    (148,835)               $   (148,792)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

NOTES TO FINANCIAL STATEMENTS continued

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.45% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee, which started at 0.75% and declined to 0.625% as the Fund's average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended September 30, 2004, EIMC waived its fee in the amount of $224,686 and reimbursed expenses relating to Class A shares in the amount of $2,096, which represents 0.05% of the Fund's average daily net assets and 0.00% of the average daily net assets of Class A shares, respectively. As of September 30, 2004 the Fund has $224,686 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.48% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2004, the Fund paid brokerage commissions of $212,665 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2004, EIS received $1,533 from the sale of Class A shares and $35,892 and $69 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $383,734,459 and $466,656,335, respectively, for the year ended September 30, 2004.

During the year ended September 30, 2004, the Fund loaned securities to certain brokers. At September 30, 2004, the value of securities on loan and the value of collateral amounted to $10,550,279 and $10,737,945, respectively. During the year ended September 30, 2004, the Fund earned $12,342 in income from securities lending which is included in dividend income on the Statement of Operations.

On September 30, 2004, the aggregate cost of securities for federal income tax purposes was $396,421,472. The gross unrealized appreciation and depreciation on securities based on tax cost was $51,555,458 and $11,184,838, respectively, with a net unrealized appreciation of $40,370,620.

As of September 30, 2004, the Fund had $160,153,068 in capital loss carryovers for federal income tax purposes expiring as follows:

               Expiration
------------------------------------
   2010          2011         2012
------------------------------------
$86,236,766   $73,611,690   $304,612
------------------------------------

For income tax purposes, currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2004, the Fund incurred and will elect to defer post-October currency losses of $4,154.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed
   Ordinary      Unrealized    Capital Loss
     Loss       Appreciation     Carryover
-------------------------------------------
   $148,835      $40,370,620   $160,153,068
-------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended September 30, 2004, the Fund had no borrowings under this agreement.

NOTES TO FINANCIAL STATEMENTS continued

11. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund's financial position and results of operations.

12. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus,
(ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

NOTES TO FINANCIAL STATEMENTS continued

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fund, a series of Evergreen Equity Trust, as of September 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian. As to the securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Fund, as of September 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                                               [GRAPHIC OMITTED]

Boston, Massachusetts
November 12, 2004

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                                                                              29

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30

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                                                                              31

TRUSTEES AND OFFICERS

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
                                New England; Director, The Francis Ouimet
Other directorships: None       Society; Former Director, Health Development
                                Corp. (fitness- wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------
Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC

Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
                                Chairman of the Board, Director, and Executive
Other directorships: None       Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
                                Series Fund; Former Chairman of the Board and
Other directorships: Trustee,   Chief Executive Officer, Carson Products Company
Phoenix Series Fund, Phoenix    (manufacturing); Director, Obagi Medical
Multi-Portfolio Fund, and The   Products Co.; Director, Lincoln Educational
Phoenix Big Edge Series Fund    Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------
David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden LLC (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
                                information and research company); Consultant,
Other directorships: None       AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued

Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
                                Director, Enhance Financial Services, Inc.;
Other directorships: None       Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA (2)     Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro (3)             Principal occupations: President and Chief
President                       Executive Officer, Evergreen Investment Company,
DOB: 6/20/1945                  Inc. and Executive Vice President, Wachovia
Term of office since: 2003      Bank, N.A.; former Chief Investment Officer,
                                Evergreen Investment Company, Inc.
--------------------------------------------------------------------------------
Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
-------------------------------------------------------------------------------
Michael H. Koonce (4)           Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------
James Angelos(4)                Principal occupations: Chief Compliance Officer,
Chief Compliance Officer        Senior Vice President and Director of
DOB: 9/2/1947                   Compliance, Evergreen Investment Services, Inc.
Term of office since: 2004
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

[GRAPHIC OMITTED]
563826 rv2 11/2004

                             EVERGREEN EQUITY TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

2. Amended and Restated Bylaws. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

3. Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A and Exhibit B to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II.,
III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment
Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

7(a) Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

7(b) Specimen Copy of Dealer Agreement and Amendment to Dealer
Agreement by Evergreen Investment Services, Inc. as of May 1, 2004. Incorporated by reference to the Registrant's Post-Effective Amendment No. 70 to Registration Statement on Form N-1A filed on July 29, 2004.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

9. Custodian Agreement between State Street Bank and Trust
Company and Evergreen Equity Trust. Incorporated by reference to
Evergreen Equity Trust's Post-Effective Amendment No. 36 filed on
February 28, 2002, Registration No. 333-37453.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

(10(b) Rule 12b-1 Distribution Plan for Class R. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 64 filed on October 7, 2003, Registration No. 333-37453.

10(c) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

12(a). Tax Opinion and Consent of Sullivan & Worcester LLP for Evergreen Blue Chip Fund. Contained herein.

12(b). Tax Opinion and Consent of Sullivan & Worcester LLP for Evergreen Fund. Contained herein.

13.    Not applicable.

14(a). Consent of KPMG LLP.  Contained herein.

15.    Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

17. Form of Proxy Cards for Evergreen Blue Chip Fund and Evergreen Fund. Contained herein.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of December 2004.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of December 2004.

/s/ Dennis H. Ferro                     /s/ Michael H. Koonce                   /s/ Carol A. Kosel
-----------------------                 -----------------------------           ------------------
Dennis H. Ferro*                         Michael H. Koonce*                     Carol A. Kosel*
President                                Secretary                              Treasurer
(Chief Executive Officer)                                                       (Principal Financial and
                                                                                Accounting Officer)

/s/ Charles A. Austin III              /s/ K. Dun Gifford                      /s/ William Walt Pettit
--------------------------              -----------------------                 -----------------------
Charles A. Austin III*                  K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee                                 Trustee


/s/ Gerald M. McDonnell                 /s/ Michael S. Scofield                 /s/ David M. Richardson
-----------------------                 -----------------------                 -----------------------
Gerald M. McDonnell*                    Michael S. Scofield*                    David M. Richardson*
Trustee                                 Chairman of the Board                   Trustee
                                        and Trustee

/s/ Richard J. Shima                    /s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.
-------------------------               -----------------------------           ------------------------
Richard J. Shima*                       Russell A. Salton, III MD*              Leroy Keith, Jr.*
Trustee                                 Trustee                                 Trustee


/s/ Richard K. Wagoner                  /s/ Shirley L. Fulton
-------------------------               -----------------------------
Richard K. Wagoner*                     Shirley L. Fulton*
Trustee                                 Trustee

*By: /s/ Catherine F. Kennedy

----------------------------
Catherine F. Kennedy
Attorney-in-Fact

         *Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester LLP
12(a) Tax Opinion and Consent of Sullivan & Worcester LLP for Evergreen Blue Chip Fund
12(b)    Tax Opinion and Consent of Sullivan & Worcester for Evergreen Fund
14       Consent of KPMG LLP
17       Form of Proxy Cards for Evergreen Blue Chip Fund and Evergreen Fund

                                   EXHIBIT 11

                OPINION AND CONSENT OF SULLIVAN & WORCESTER LLP

                    Sullivan & Worcester LLP                     T 202 775 1200
                    1666 K Street, NW                            F 202 293 2275
                    Washington, DC 20006www.sandw.com


                                                          December 20, 2004



Evergreen Equity Trust
200 Berkeley Street
Boston, Massachusetts  02116

Ladies and Gentlemen:

         We have been requested by Evergreen Equity Trust, a Delaware statutory trust with transferable shares (the "Trust") established under an Agreement and Declaration of Trust dated September 18, 1997, as amended (the "Declaration"), for our opinion with respect to certain matters relating to Evergreen Growth and Income Fund (the "Fund"), a series of the Trust. We understand that the Trust is about to file a Registration Statement on Form N-14 for the purpose of registering shares of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the proposed acquisition by the Fund of all of the assets of Evergreen Blue Chip Fund(the "Acquired Fund I") and Evergreen Fund (the "Acquired Fund II"), each a series of the Trust, in exchange solely for shares of the Fund and the assumption by the Fund of the identified liabilities of the Acquired Fund I and the Acquired Fund II pursuant to an Agreement and Plan of Reorganization, the form of which is included in the Form N-14 Registration Statement (the "Plan").

         We have, as counsel, participated in various business and other proceedings relating to the Trust. We have examined copies, either certified or otherwise proved to be genuine to our satisfaction, of the Trust's Declaration and By-Laws, and other documents relating to its organization, operation, and proposed operation, including the proposed Plan, and we have made such other investigations as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below.

         We are admitted to the Bar of The Commonwealth of Massachusetts and generally do not purport to be familiar with the laws of the State of Delaware. To the extent that conclusions based on the laws of the State of Delaware are involved in the opinion set forth herein below, we have relied, in rendering such opinions, upon our examination of Chapter 38 of Title 12 of the Delaware Code Annotated, as amended, entitled "Treatment of Delaware Statutory Trusts" (the "Delaware statutory trust law") and on our knowledge of interpretation of analogous common law of The Commonwealth of Massachusetts.

         Based upon the foregoing, and assuming the approval by shareholders of the Acquired Fund I and the Acquired Fund II of certain matters scheduled for their consideration at a meeting presently anticipated to be held on April 1, 2005, it is our opinion that the shares of the Fund currently being registered, when issued in accordance with the Plan and the Trust's Declaration and By-Laws, will be legally issued, fully paid and non-assessable by the Trust, subject to compliance with the 1933 Act, the Investment Company Act of 1940, as amended, and applicable state laws regulating the offer and sale of securities.

         We note that pursuant to Sections 4 and 5 of Article IV of the Trust's Declaration, the Trustees have the power to cause any shareholder or any shareholder of a particular series to pay directly, in advance or arrears, certain expenses of the Trust by setting off such expenses due from such shareholders from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

         We hereby consent to the filing of this opinion with and as a part of the Registration Statement on Form N-14 and to the reference to our firm under the caption "Legal Matters" in the Prospectus/Proxy Statement filed as part of the Registration Statement. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations promulgated thereunder.

                                                Very truly yours,

                                                /s/ SULLIVAN & WORCESTER LLP

                                                SULLIVAN & WORCESTER LLP




(W0118831)

                                   EXHIBIT 12(a)

             TAX OPINION AND CONSENT OF SULLIVAN & WORCESTER LLP FOR
                            EVERGREEN BLUE CHIP FUND

                                                              December 20, 2004


Evergreen Blue Chip Fund
200 Berkeley Street
Boston, Massachusetts 02116

Evergreen Growth and Income Fund
200 Berkeley Street
Boston, Massachusetts 02116

         Re:      Acquisition of Assets of Evergreen Blue Chip Fund

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Evergreen Blue Chip Fund ("Target Fund") is a series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust.

         Evergreen Growth and Income Fund ("Acquiring Fund") is also a series of the Trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the identified liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization signed by the Trust with respect to and on behalf of Acquiring Fund and Target Fund to be dated as January 3, 2005 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated February 18, 2005, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the identified liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         6. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets to the Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                   Very truly yours,

                                                   /s/ Sullivan & Worcester LLP


                                                   SULLIVAN & WORCESTER LLP

                                   EXHIBIT 12(b)

             TAX OPINION AND CONSENT OF SULLIVAN & WORCESTER LLP FOR

                                 EVERGREEN FUND

                                                              December 20, 2004


Evergreen Fund
200 Berkeley Street
Boston, Massachusetts 02116

Evergreen Growth and Income Fund
200 Berkeley Street
Boston, Massachusetts 02116

         Re:      Acquisition of Assets of Evergreen Fund

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Evergreen Fund ("Target Fund") is a series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust.

         Evergreen Growth and Income Fund ("Acquiring Fund") is also a series of the Trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the identified liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization signed by the Trust with respect to and on behalf of Acquiring Fund and Target Fund to be dated as January 3, 2005 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated February 18, 2005, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the identified liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         6. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets to the Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                   Very truly yours,

                                                   /s/ Sullivan & Worcester LLP

                                                   SULLIVAN & WORCESTER LLP

                                   EXHIBIT 14

                               CONSENT OF KPMG LLP

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Trustees
Evergreen Equity Trust



We consent to the use of our reports dated September 10, 2004 for Evergreen Blue Chip Fund and Evergreen Growth and Income Fund, each a series of the Evergreen Equity Trust, and our report dated November 12, 2004 for Evergreen Fund, a series of Evergreen Equity Trust, incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.


                                     /s/ KPMG LLP


Boston, Massachusetts
December 20 , 2004

                                   EXHIBIT 17

                      FORM OF PROXY CARDS OF EVERGREEN BLUE CHIP FUND
                               AND EVERGREEN FUND

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN BLUE CHIP FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


The undersigned,  revoking all Proxies heretofore given, hereby appoints Maureen
E. Towle, Sally E. Ganem, Catherine F. Kennedy, and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Blue Chip Fund Fund ("Blue
Chip Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Blue Chip Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                        Date                 , 2005

                                        -------------------------------

                                        ------------------------------
                                       Signature(s) and Title(s), if applicable
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Blue Chip Fund ("Blue Chip Fund") in exchange for shares of Growth and Income Fund; and (ii) assume the identified liabilities of Blue Chip Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

                                ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN EVERGREEN FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


The undersigned,  revoking all Proxies heretofore given, hereby appoints Maureen
E. Towle, Sally E. Ganem, Catherine F. Kennedy, and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Fund, a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                     Date                 , 2005

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                                     Signature(s) and Title(s), if applicable

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THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN  EQUITY
TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Fund in exchange for shares of Growth and Income Fund; and (ii) assume the identified liabilities of Evergreen Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

                                ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                ---- FOR        ---- AGAINST      ---- ABSTAIN